UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23148

Guardian Variable Products Trust

(Exact name of registrant as specified in charter)

7 Hanover Square New York, N.Y. 10004

(Address of principal executive offices) (Zip code)

Gordon Dinsmore

President

Guardian Variable Products Trust

7 Hanover Square

New York, N.Y. 10004

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-598-8000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Item 1. Reports to Stockholders.

Guardian Variable

Products Trust

2018

Annual Report

All Data as of December 31, 2018

Guardian Large Cap Fundamental Growth VIP Fund

Important Notice

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail from The Guardian Insurance & Annuity Company, Inc. (“GIAC”). Instead, GIAC will mail you a notice when copies of the shareholder reports are made available on a website. You will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not yet elected electronic delivery, at any time, you may elect to receive the Fund’s shareholder reports and certain other communications from GIAC electronically, by going to www.guardianlife.com and registering for e-delivery.

You may instead elect to receive all future shareholder reports in paper free of charge. If you wish to receive paper copies of your shareholder reports, please call GIAC’s Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342). Your election to receive reports in paper will apply to all the underlying funds available.

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Large Cap Fundamental Growth VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2018. The views expressed in the Fund Commentary are those of the Fund’s portfolio manager(s) as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC or a sub-adviser. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

FUND COMMENTARY OF CLEARBRIDGE INVESTMENTS LLC, SUB-ADVISER

Highlights

•	Guardian Large Cap Fundamental Growth VIP Fund (the “Fund”) returned -1.81%, underperforming its benchmark, the Russell 1000® Growth Index[1] (the “Index”), for the 12 months ended December 31, 2018. The Fund’s underperformance relative to the Index was primarily due to stock selection in the information technology sector.

•	The Index delivered a -1.51% return for the period. This performance was largely due to strength in the consumer discretionary, information technology and health care sectors but was offset by weakness in the energy, communication services and industrials sectors, especially late in the period.

Market Overview

Stocks suffered losses for the 12 months ended December 31, 2018, with the Index declining 1.51%. Volatility rose sharply in the fourth quarter, sending U.S. equities to broad losses as investors fretted over risks related to slowing global growth, rising interest rates and stumbles by some of the market’s largest companies. The Standard & Poor’s 500® Index2 suffered its second-worst December on record (-9.03%) to finish down 13.52% for the fourth quarter and register its first annual loss (-4.38%) since the global financial crisis. The Index fell 15.89% for the quarter, but still outperformed its value counterpart, the Russell 1000® Value Index,3 by 676 basis points for the year. Momentum among the largest growth companies in the market weakened as the year progressed, yet the information technology and consumer discretionary sectors were the leading performers for the year. Health care stocks held their own during the year, finishing as one of just four sectors with gains for the year. The energy sector was a headwind to performance as lower demand from slowing global growth and oversupply from U.S. shale drillers, Saudi Arabia, and Russia contributed to a more than 21% decline in crude oil prices. Market action late in 2018 also reflects a return to normalized valuations and earnings growth rates as monetary and fiscal stimulus measures are simultaneously removed from the economy.

Portfolio Review

Stock selection in the information technology, consumer discretionary and materials sectors and an underweight to the industrials sector contributed to relative performance. On the negative side, stock selection in the health care, financials and real estate sectors, as well as an overweight to energy negatively impacted relative returns.

Outlook

Many of the tailwinds that have driven equities higher through the long-running bull market are turning into headwinds, in our view. In this generally less advantageous environment, we believe it is essential to be much more selective in choosing companies to own for the long term. From a portfolio standpoint, we believe the Fund remains positioned for positive GDP growth but at a slower pace than the 3.4% rate in the third quarter. We have been opportunistically repositioning the Fund over the last 12 months, and seeking companies and industries that we believe are capable of generating visible and durable growth, and that we consider more insulated from macro risks than the general market.

1

The Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1.000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index, and, unlike the Fund, the Index does not incur fees or expenses.

2

The Standard & Poor’s 500® Index (the “S&P 500 Index”) is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The S&P 500 Index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the S&P 500 Index, and, unlike the Fund, the S&P 500 Index does not incur fees or expenses.

3

The Russell 1000® Value Index (the “Index”) is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index, and, unlike the Fund, the Index does not incur fees or expenses.

1

GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

Funds in the Guardian Variable Products Trust are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses or to obtain a printed copy, call 1-888-GUARDIAN (1-888-482-7342).

As with all mutual funds, the value of an investment in the Fund could decline, and you could lose money. Diversification does not guarantee profit or protect against loss, and there can be no assurance that the Fund will achieve its investment objective. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets. Investing in large-capitalization companies involves risks such as having low growth rates, and slow responsiveness to competitive challenges or opportunities than in the case of smaller companies. Investments in growth companies may be highly volatile. Growth stocks may not realize their perceived growth potential and during certain periods the Fund may underperform other equity funds that employ a different style. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

2

GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $223,264,250

Sector Allocation[1] As of December 31, 2018

Top Ten Holdings[2] As of December 31, 2018

Holding	% of Total Net Assets
Amazon.com, Inc.	6.07%
Microsoft Corp.	4.48%
Visa, Inc., Class A	3.57%
Facebook, Inc., Class A	3.52%
Alphabet, Inc., Class C	3.20%
UnitedHealth Group, Inc.	3.18%
Adobe, Inc.	2.77%
Apple, Inc.	2.30%
Zoetis, Inc.	2.27%
WW Grainger, Inc.	2.24%
Total	33.60%

1	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2018

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Large Cap Fundamental Growth VIP Fund	9/1/2016	-1.81%	—	—	10.07%
Russell 1000® Growth Index		-1.51%	—	—	11.84%

Results of a Hypothetical $10,000 Investment As of December 31, 2018

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Large Cap Fundamental Growth VIP Fund and the Russell 1000® Growth Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

4

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18-12/31/18	Expense Ratio During Period 7/1/18-12/31/18
Based on Actual Return	$ 1,000.00	$932.20	$4.87	1.00%
Based on Hypothetical Return (5% Return Before Expenses)	$ 1,000.00	$1,020.16	$5.09	1.00%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

SCHEDULE OF INVESTMENTS — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

December 31, 2018	Shares	Value
Common Stocks – 98.2%

Air Freight & Logistics – 1.5%

United Parcel Service, Inc., Class B	34,350	$3,350,156

		3,350,156
Beverages – 3.1%

Anheuser-Busch InBev S.A., ADR	56,320	3,706,419

The Coca-Cola Co.	69,200	3,276,620

		6,983,039
Biotechnology – 7.5%

Alexion Pharmaceuticals, Inc.(1)	32,310	3,145,702

Biogen, Inc.(1)	15,500	4,664,260

BioMarin Pharmaceutical, Inc.(1)	27,320	2,326,298

Celgene Corp.(1)	58,040	3,719,783

Regeneron Pharmaceuticals, Inc.(1)	7,670	2,864,745

		16,720,788
Capital Markets – 3.6%

BlackRock, Inc.	10,040	3,943,913

The Charles Schwab Corp.	97,020	4,029,240

		7,973,153
Chemicals – 3.6%

Ecolab, Inc.	29,860	4,399,871

Linde PLC	23,420	3,654,457

		8,054,328
Consumer Finance – 1.7%

American Express Co.	38,800	3,698,416

		3,698,416
Energy Equipment & Services – 0.9%

Schlumberger Ltd.	58,200	2,099,856

		2,099,856
Entertainment – 2.2%

The Walt Disney Co.	45,020	4,936,443

		4,936,443
Equity Real Estate Investment – 1.7%

Equinix, Inc. REIT	10,440	3,680,726

		3,680,726
Food & Staples Retailing – 1.7%

Costco Wholesale Corp.	18,310	3,729,930

		3,729,930
Food Products – 1.0%

McCormick & Co., Inc.	15,643	2,178,131

		2,178,131
Health Care Providers & Services – 3.2%

UnitedHealth Group, Inc.	28,510	7,102,411

		7,102,411
Hotels, Restaurants & Leisure – 3.0%

Chipotle Mexican Grill, Inc.(1)	6,640	2,867,086

Yum China Holdings, Inc.	111,250	3,730,212

		6,597,298

December 31, 2018	Shares	Value

Industrial Conglomerates – 1.9%

Honeywell International, Inc.	32,650	$4,313,718

		4,313,718
Interactive Media & Services – 8.0%

Alphabet, Inc., Class A(1)	2,755	2,878,865

Alphabet, Inc., Class C(1)	6,906	7,151,922

Facebook, Inc., Class A(1)	60,020	7,868,022

		17,898,809
Internet & Direct Marketing Retail – 7.2%

Alibaba Group Holding Ltd., ADR(1)	17,910	2,454,924

Amazon.com, Inc.(1)	9,022	13,550,773

		16,005,697
IT Services – 7.5%

Akamai Technologies, Inc.(1)	69,910	4,270,103

PayPal Holdings, Inc.(1)	54,800	4,608,132

Visa, Inc., Class A	60,420	7,971,815

		16,850,050
Life Sciences Tools & Services – 2.2%

Thermo Fisher Scientific, Inc.	21,830	4,885,336

		4,885,336
Machinery – 1.3%

Caterpillar, Inc.	23,270	2,956,919

		2,956,919
Media – 2.0%

Comcast Corp., Class A	131,010	4,460,891

		4,460,891
Oil, Gas & Consumable Fuels – 0.8%

Pioneer Natural Resources Co.	14,305	1,881,394

		1,881,394
Pharmaceuticals – 3.7%

Johnson & Johnson	25,090	3,237,864

Zoetis, Inc.	59,250	5,068,245

		8,306,109
Professional Services – 1.3%

IHS Markit Ltd.(1)	60,857	2,919,310

		2,919,310
Semiconductors & Semiconductor Equipment – 4.2%

NVIDIA Corp.	11,920	1,591,320

QUALCOMM, Inc.	70,980	4,039,472

Texas Instruments, Inc.	39,370	3,720,465

		9,351,257
Software – 16.9%

Adobe, Inc.(1)	27,290	6,174,090

Microsoft Corp.	98,430	9,997,535

Nutanix, Inc., Class A(1)	58,410	2,429,272

Oracle Corp.	105,910	4,781,836

Palo Alto Networks, Inc.(1)	20,040	3,774,534

Red Hat, Inc.(1)	24,320	4,271,565

Splunk, Inc.(1)	36,150	3,790,328

VMware, Inc., Class A	18,440	2,528,677

		37,747,837

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

December 31, 2018	Shares	Value

Specialty Retail – 2.0%

The Home Depot, Inc.	25,520	$4,384,846

		4,384,846
Technology Hardware, Storage & Peripherals – 2.3%

Apple, Inc.	32,590	5,140,747

		5,140,747
Trading Companies & Distributors – 2.2%

WW Grainger, Inc.	17,700	4,997,772

		4,997,772

Total Common Stocks (Cost $225,939,229)		219,205,367

	Principal Amount	Value
Short–Term Investment – 1.8%

Repurchase Agreements – 1.8%

Fixed Income Clearing Corp., 0.50%, dated 12/31/2018, proceeds at maturity value of $4,068,113, due 1/2/2019(2)	$4,068,000	4,068,000

Total Repurchase Agreements (Cost $4,068,000)		4,068,000

Total Investments – 100.0% (Cost $230,007,229)		223,273,367

Liabilities in excess of other assets – (0.0)%		(9,117)

Total Net Assets – 100.0%		$223,264,250

(1)	Non–income–producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	2.875%	7/31/2025	$4,045,000	$4,150,583

Legend:

ADR — American Depositary Receipt

REIT — Real Estate Investment Trust

The following is a summary of the inputs used as of December 31, 2018 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$219,205,367	$—	$—	$219,205,367
Repurchase Agreements	—	4,068,000	—	4,068,000
Total	$219,205,367	$4,068,000	$—	$223,273,367

The accompanying notes are an integral part of these financial statements.	7

FINANCIAL INFORMATION — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

Statement of Assets and Liabilities As of December 31, 2018
Assets

Investments, at value	$223,273,367

Cash	196,568

Dividends/interest receivable	128,759

Foreign tax reclaims receivable	22,739

Reimbursement receivable from adviser	10,424

Prepaid expenses	17,490

Total Assets	223,649,347

Liabilities

Payable for fund shares redeemed	166,488

Investment advisory fees payable	115,538

Distribution fees payable	48,812

Accrued audit fees	15,000

Accrued custodian and accounting fees	7,170

Accrued trustees’ and officers’ fees	3,397

Accrued expenses and other liabilities	28,692

Total Liabilities	385,097

Total Net Assets	$223,264,250

Net Assets Consist of:

Paid-in capital	$221,501,523

Distributable earnings	1,762,727

Total Net Assets	$223,264,250

Investments, at Cost	$230,007,229

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	17,843,644

Net Asset Value Per Share	$12.51

Statement of Operations For the Year Ended December 31, 2018
Investment Income

Dividends	$2,402,720

Interest	16,326

Withholding taxes on foreign dividends	(22,850)

Total Investment Income	2,396,196

Expenses

Investment advisory fees	1,124,272

Distribution fees	476,407

Trustees’ and officers’ fees	109,261

Professional fees	70,419

Custodian and accounting fees	47,424

Administrative fees	44,750

Shareholder reports	19,746

Transfer agent fees	18,733

Other expenses	28,408

Total Expenses	1,939,420

Less: Fees waived	(48,706)

Net expenses before Adviser recoupment	1,890,714

Expenses recouped by Adviser	14,914

Total Expenses, Net	1,905,628

Net Investment Income/(Loss)	490,568

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments

Net realized gain/(loss) from investments	6,619,884

Net change in unrealized appreciation/(depreciation) on investments	(8,867,885)

Net Loss on Investments	(2,248,001)

Net Decrease in Net Assets Resulting From Operations	$(1,757,433)

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/18	For the Year Ended 12/31/17

Operations

Net investment income/(loss)	$490,568	$13,841

Net realized gain/(loss) from investments	6,619,884	1,368,660

Net change in unrealized appreciation/(depreciation) on investments	(8,867,885)	2,012,222

Net Increase/(Decrease) in Net Assets Resulting from Operations	(1,757,433)	3,394,723

Capital Share Transactions

Proceeds from sales of shares	246,910,584	5,559,941

Cost of shares redeemed	(33,834,722)	(6,787,106)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	213,075,862	(1,227,165)

Net Increase in Net Assets	211,318,429	2,167,558

Net Assets

Beginning of year	11,945,821	9,778,263

End of year	$223,264,250	$11,945,821

Other Information:

Shares

Sold	19,371,482	518,039

Redeemed	(2,465,268)	(540,548)

Net Increase/(Decrease)	16,906,214	(22,509)

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/18	$12.74	$0.03	$(0.26)	$(0.23)	$12.51	(1.81)%

Year Ended 12/31/17	10.19	0.01	2.54	2.55	12.74	25.02%

Period Ended 12/31/16(4)	10.00	0.01	0.18	0.19	10.19	1.90	%(5)

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income to Average Net Assets(3)		Gross Ratio of Net Investment Income/(Loss) to Average Net Assets		Portfolio Turnover Rate

$223,264	1.00%		1.02%		0.26%		0.24%		33%

11,946	1.00%		1.95%		0.09%		(0.86)%		51%

9,778	1.00%	(5)	3.08%	(5)	0.26%	(5)	(1.82)	%(5)	4%	(5)

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations, and recoupments.

(4)	Commenced operations on September 1, 2016.

(5)

Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2016, certain non-recurring fees (i.e., audit fees) are not annualized.

The accompanying notes are an integral part of these financial statements.	11

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

December 31, 2018

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has sixteen series. Guardian Large Cap Fundamental Growth VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks long-term growth of capital.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with policies and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with policies and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

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NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the year ended December 31, 2018, there were no transfers among any levels.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2018 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2018, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2018, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or

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NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.62% up to $100 million, 0.57% up to $300 million, 0.52% up to $500 million, and 0.50% in excess of $500 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2019 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 1.01% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). Prior to April 9, 2018, the expense limitation was 1.00%. The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, may be terminated only upon approval of the Board of Trustees, and is subject to Park Avenue’s recoupment rights. For the year ended December 31, 2018, Park Avenue waived fees and/or paid Fund expenses in the amount of $48,706.

Park Avenue may be entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any. Amounts waived or

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NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

reimbursed by Park Avenue pursuant to any expense limitation after April 9, 2018 will not be subject to Park Avenue’s recoupment rights. During the year ended December 31, 2018, Park Avenue recouped previous waived or reimbursed expenses in the amount of $14,914. The amount available for potential future recoupment by Park Avenue from the Fund under the Expense Limitation Agreement and the expiration schedule at December 31, 2018 are as follows:

	Potential Recoupment Amounts Expiring
Total Potential Recoupment Amounts	2021	2020	2019
$238,998	$47,223	$146,810	$44,965

Park Avenue has entered into a Sub-Advisory Agreement with ClearBridge Investments LLC (“ClearBridge”). ClearBridge is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2018, the Fund paid distribution fees in the amount of $476,407 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $269,290,238 and $59,285,075, respectively, for the year ended December 31, 2018. During the year ended December 31, 2018, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a $10 million committed revolving credit facility from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the higher of the daily one-month LIBOR rate and the Federal Funds rate plus 1.25% at the time of borrowing. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until December 10, 2019. The Fund did not utilize the credit facility during the year ended December 31, 2018.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Recent Accounting Pronouncement

On August 17, 2018, the U.S. Securities and Exchange Commission (“SEC”) voted to adopt amendments to certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other SEC disclosure requirements, GAAP, or changes in the information environment. The SEC will also be referring certain SEC disclosure requirements that overlap with, but require information incremental to, GAAP to the FASB for potential incorporation into GAAP. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. As such, the financial statements herein have been updated to conform with these new requirements, which had no effect on the Fund’s net assets or results of operations.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Large Cap Fundamental Growth VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Large Cap Fundamental Growth VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

February 19, 2019

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of Investment Advisory and Sub-advisory Agreements

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that a fund’s board of trustees annually review and consider the continuation of the fund’s investment advisory and sub-advisory agreements. The continuation of any such agreement must be approved by a vote of a majority of the trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of a party to the agreement at an in-person meeting of the board called for the purpose of voting on such approval.

At a meeting of the Board of Trustees (the “Board”) of Guardian Variable Products Trust (the “Trust”) held on March 27-28, 2018, the Board considered and unanimously voted to approve the continuation of the investment management agreement (the “Management Agreement”) between Park Avenue Institutional Advisers LLC (the “Manager”) and the Trust, on behalf of the following 11 series, Guardian Core Plus Fixed Income VIP Fund, Guardian Diversified Research VIP Fund, Guardian Growth & Income VIP Fund, Guardian Integrated Research VIP Fund, Guardian International Growth VIP Fund, Guardian International Value VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Large Cap Disciplined Value VIP Fund, Guardian Large Cap Fundamental Growth VIP Fund, Guardian Mid Cap Relative Value VIP Fund and Guardian Mid Cap Traditional Growth VIP Fund (the “Funds”). The Board also considered and unanimously voted to approve the continuation of the sub-advisory agreements (the “Sub-advisory Agreements,” collectively with the Management Agreement, the “Agreements”) between the Manager and the following investment advisory firms serving as sub-advisers to the Funds, ClearBridge Investments LLC, Wellington Management Company LLP, Massachusetts Financial Services Company, Putnam Investment Management, LLC, Boston Partners Global Investors, Inc., AllianceBernstein L.P., Janus Capital Management LLC, Wells Capital Management Incorporated, J.P. Morgan Investment Management Inc., Lazard Asset Management LLC, and Lord, Abbett & Co. LLC (the “Sub-advisers”). The continuation of the Agreements for a one-year period was unanimously approved by the Trustees who are not parties to the Agreements or “interested persons” (as defined in the 1940 Act) of a party to the Agreements (the “Independent Trustees”).

The Board is responsible for overseeing the management of each Fund. In determining whether to approve the continuation of the Agreements, the

Trustees evaluated information and factors that they considered to be relevant and appropriate through the exercise of their own business judgment. The Trustees considered certain information and factors in light of advice furnished to them by legal counsel to the Trust and, in the case of the Independent Trustees, their independent legal counsel.

In advance of the meeting held on March 27-28, 2018, the Trustees received materials and information designed to assist their consideration of the Agreements, including written responses from the Manager and each Sub-adviser to a series of questions and requests for information covering a wide variety of topics provided by independent legal counsel on behalf of the Independent Trustees. Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, was retained to provide the Trustees with reports on how each Fund’s contractual management fees, actual management fees, overall expense ratios and investment performance compared to those of “peer funds” selected by Broadridge that are offered as investment options underlying variable contracts. The Trustees also received materials and information regarding the legal standards applicable to their consideration of the Agreements and the process and criteria used by the Manager to oversee the Sub-advisers. During the course of their deliberations, the Independent Trustees met to discuss and evaluate the Agreements in executive session with their independent legal counsel, outside of the presence of the Trustees who are not Independent Trustees and representatives from Fund management, the Manager or any Sub-adviser.

In reaching its decisions to approve the continuation of the Agreements, the Board took into account the materials and information described above as well as other materials and information provided to the Board and discussed with and among the Trustees, including information regarding the Funds furnished to the Board by the Manager throughout the year. Individual Trustees may have given different weight to different factors and information with respect to each Agreement, and the Trustees did not identify any single factor or information that, in isolation, would be controlling in deciding to approve the continuation of the Agreements.

The discussion below is intended to summarize the broad factors that figured prominently in the Board’s decisions to approve the continuation of the Agreements rather than to be all-inclusive. These broad factors included: (i) the nature, extent and quality of the services provided to the Funds by the Manager and the

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Sub-advisers; (ii) the investment performance of the Funds; (iii) the fees charged and estimated profitability; (iv) the extent to which economies of scale may exist for a Fund, and the extent to which a Fund may benefit from economies of scale; and (v) any other benefits derived by the Manager or the Sub-advisers (or their respective affiliates) from their relationships with the Funds. In addition to considering the above-referenced factors, the Board observed that there are a range of investment options available to variable contract owners who may invest in the Funds, and that these contract owners, having had the opportunity to consider other investment options, may choose to invest or remain invested in the Funds.

Nature, Extent and Quality of Services

The Trustees considered information regarding the nature, extent and quality of services provided to the Funds by the Manager. The Trustees also considered the range of investment advisory services and non-investment advisory services provided by the Manager, notably coordinating the preparation and filing of various regulatory documents, coordinating the preparation and assembly of Board meeting materials and assisting the Board with certain valuation matters.

The Trustees considered the operation of the Funds in a “manager-of-managers” structure and the responsibilities that the Manager has under this structure, including monitoring and evaluating the performance of the Sub-advisers, monitoring the Sub-advisers for adherence to the stated investment objectives, strategies, policies and restrictions of the Funds and supervising the Sub-advisers with respect to the services that the Sub-advisers provide under the Sub-advisory Agreements. The Trustees also considered the process used by the Manager, consistent with this structure, to identify and recommend sub-advisers, and its ability to monitor and oversee sub-advisers and recommend replacement sub-advisers, when necessary, and provide other services under the Management Agreement. The Trustees reviewed information regarding the experience and background of the Manager’s key personnel and the Manager’s organizational structure and resources, including investment, legal and administrative capabilities of the Manager. In this regard, the Trustees recognized that the Funds benefit from the Manager’s use of similar resources and capabilities of its affiliates in providing services to the Funds.

The Trustees considered information regarding the nature, extent and quality of services provided to the Funds by the Sub-advisers. The Trustees also considered, among other things, the range of investment advisory services provided by the Sub-advisers under the oversight of the Manager. In evaluating these investment advisory services, the Trustees considered, among other things, the Sub-advisers’ investment philosophies, styles and/or processes and approach to managing risk. The Trustees received and evaluated information regarding the background, education, expertise and/or experience of the investment professionals that serve as portfolio managers for the Funds and the capabilities, resources and reputations of the Sub-advisers.

Based upon these considerations, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Funds by the Manager and each Sub-adviser.

Investment Performance

The Board considered the investment performance of each Fund. Among other reports, the Board reviewed the performance of the Funds for the one-year and since inception periods compared to a universe of peer funds selected by Broadridge. The Board noted that the Funds had performance records of less than two years and that the Board had reviewed longer performance records of the funds or accounts managed by the Sub-advisers with similar strategies as the applicable Fund, when available, when the Board initially approved the Agreements in 2016. The Broadridge report placed the Funds in the following quintiles of the relevant peer universe for the one-year and since inception periods, respectively: Guardian Core Plus Fixed Income VIP Fund (3rd, 3rd), Guardian Diversified Research VIP Fund (2nd, 2nd), Guardian Growth & Income VIP Fund (1st, 1st), Guardian Integrated Research VIP Fund (4th, 5th), Guardian International Growth VIP Fund (3rd, 2nd), Guardian International Value VIP Fund (3rd, 5th), Guardian Large Cap Disciplined Growth VIP Fund (3rd, 4th), Guardian Large Cap Disciplined Value VIP Fund (1st, 1st), Guardian Large Cap Fundamental Growth VIP Fund (5th, 4th), Guardian Mid Cap Relative Value VIP Fund (4th, 3rd) and Guardian Mid Cap Traditional Growth VIP Fund (2nd, 2nd).

The Board considered the investment reports provided by the Manager since commencement of operations of the Funds during quarterly Board meetings. The Board also considered the Manager’s analysis of Sub-adviser performance and the steps taken by the Manager and the Sub-advisers to seek to improve performance and the results of those steps.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

In light of the considerations noted above, the Board concluded that it had continued confidence in the Manager’s and the Sub-advisers’ overall capabilities to manage the Funds.

Costs and Profitability

The Trustees considered the management fees paid by the Funds to the Manager under the Management Agreement and evaluated the reasonableness of these fees. The Trustees received and reviewed information with respect to the management fees, including the portion of the management fees paid to each Sub-adviser, and the management fees paid by other funds offered as investment options underlying variable contracts within the applicable peer group selected by Broadridge. The Broadridge report placed the Funds in the following quintiles of the relevant expense peer group for the contractual management fees and actual management fees, respectively: Guardian Core Plus Fixed Income VIP Fund (1st, 3rd), Guardian Diversified Research VIP Fund (2nd, 3rd), Guardian Growth & Income VIP Fund (1st, 1st), Guardian Integrated Research VIP Fund (1st, 2nd), Guardian International Growth VIP Fund (1st, 2nd), Guardian International Value VIP Fund (3rd, 2nd), Guardian Large Cap Disciplined Growth VIP Fund (1st, 1st), Guardian Large Cap Disciplined Value VIP Fund (1st, 1st), Guardian Large Cap Fundamental Growth VIP Fund (1st, 1st), Guardian Mid Cap Relative Value VIP Fund (1st, 1st) and Guardian Mid Cap Traditional Growth VIP Fund (3rd, 4th).

The Trustees considered the sub-advisory fees paid under the Sub-advisory Agreements and evaluated the reasonableness of those fees. The Trustees also considered that the fees paid to the Sub-advisers are paid by the Manager and not the Funds and that the Manager had negotiated the fees with the Sub-advisers at arm’s-length. In addition, the Trustees considered the portion of the management fees paid to each Sub-adviser as compared to the portion retained by the Manager.

The Trustees received and reviewed information in the Broadridge report comparing each Fund’s operating expense ratio to the actual operating expense ratios of a peer group of funds selected by Broadridge. The Trustees considered the Manager’s commitment to limit each Fund’s operating expenses through an expense limitation agreement with the Trust. The Broadridge report placed the Funds in the following quintiles of the relevant expense peer group for the operating expense ratio: Guardian Core Plus Fixed Income VIP Fund (2nd), Guardian Diversified Research VIP Fund (2nd), Guardian Growth & Income VIP Fund

(2nd), Guardian Integrated Research VIP Fund (1st), Guardian International Growth VIP Fund (3rd), Guardian International Value VIP Fund (1st), Guardian Large Cap Disciplined Growth VIP Fund (1st), Guardian Large Cap Disciplined Value VIP Fund (2nd), Guardian Large Cap Fundamental Growth VIP Fund (1st), Guardian Mid Cap Relative Value VIP Fund (1st) and Guardian Mid Cap Traditional Growth VIP Fund (3rd).

Although the Board recognized that the comparisons between the management fees and anticipated operating expenses of the Funds and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Trustees found that the comparative information supported their consideration and approval of the management fees and evaluation of operating expenses.

The Trustees reviewed information regarding the Manager’s costs of sponsoring the Funds and estimated profitability of the Funds to the Manager. The Trustees noted that the information contained estimates, such as allocations of expenses. Although the Trustees did not receive specific cost and profitability information from certain Sub-advisers, the Trustees primarily considered the cost and profitability information relating to the Manager because the Manager is responsible for payment of the sub-advisory fees and negotiated the fees with the Sub-advisers at arm’s-length.

Based on the consideration of the information and factors summarized above, as well as other information and factors deemed relevant by the Trustees, the Trustees concluded that the management and sub-advisory fees were reasonable in light of the nature, extent and quality of services rendered to the Funds by the Manager and the Sub-advisers. The Trustees also concluded that the estimated profitability of the Funds to the Manager was acceptable.

Economies of Scale

The Trustees considered the extent to which economies of scale may be shared as assets grow based on current asset levels of the Funds, anticipated asset levels over the next year, the current management and sub-advisory fee rates, the expense limitation arrangements, and any management and sub-advisory fee breakpoints, which reduce fee rates as assets increase. Based on those factors, the Board concluded that it was satisfied with the extent to which any economies of scale would be shared for the benefit of Fund shareholders. The Board noted that it would continue to monitor future growth in each Fund’s assets

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and whether additional steps are required to share appropriately any economies of scale with Fund shareholders.

Ancillary Benefits

The Trustees considered the benefits, other than management fees, that the Manager and/or its affiliates receive because of the Manager’s relationship with the Funds. The Trustees acknowledged that the Funds serve as investment options under variable contracts issued by an affiliate of the Manager that receives fees under those contracts and that Park Avenue Securities LLC, an affiliate of the Manager and principal underwriter of the Funds, and an insurance company affiliated with the Manager receive fees from the Funds under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act. The Trustees considered that the Manager and its affiliates may benefit from (i) greater efficiencies in annuity administration and operations and potential cost savings due to a reduction in the number of unaffiliated funds available as annuity contract investment options, and (ii) increased dividends-received deductions due to the Funds’ status under the tax laws as disregarded entities. In addition, the Trustees considered the potential benefits, other than sub-advisory fees, that the Sub-advisers and their affiliates receive because of their relationships with the Funds, including the potential increased ability to use soft dollars consistent with Trust policies and other benefits from increases in assets under management. The Trustees concluded that benefits that accrue to the Manager and its affiliates are reasonable and the benefits that accrue to the Sub-advisers and their affiliates are consistent with those expected for a sub-adviser to a mutual fund such as the applicable Fund.

Conclusion

Based on a comprehensive consideration and evaluation of all of the information and factors summarized above, among others, the Board voting as a whole, including the Independent Trustees voting separately, unanimously approved the continuation of the Agreements.

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris† (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuity Distributors (2013– 2015); Director/Trustee, Advanced Series Trust, Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013– 2015); Senior Vice President, Prudential Annuities (2008–2015).	16	None.

Theda R. Haber† (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (since 2015); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry) (since 2012); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998–2006).	16	None.

Marshall Lux† (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	16	None.

Lisa K. Polsky† (born 1956)	Trustee	Senior Risk Advisor, AQR (investment management) (since 2016); Senior Risk Advisor, Ultra Capital (venture capital) (since 2016); Board Member and Chair of Risk Committee, DeutscheBank IHC (financial services) (since May 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	16	None.

John Walters† (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (since 2015); Board Member, Stadion Money Management LLC (investment adviser) (since 2011); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	16	None.

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustee
Interested Trustees

Gordon Dinsmore** (born 1952)	Trustee	Senior Vice President, Head of Product and President of Berkshire, The Guardian Life Insurance Company of America.	16	None.

Marc Costantini** (born 1969)	Chairman and Trustee	Executive Vice President, Group and Worksite Markets, The Guardian Life Insurance Company of America (since 2017); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America (2014– 2017); Executive Vice President, Manulife Financial prior thereto (various positions from 1990–2014).	16	None.

*

Each Trustee except for Mr. Dinsmore began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Mr. Dinsmore has served as a Trustee since November 2017. The business address of each Trustee is 7 Hanover Square, New York, New York 10004.

**

Each of Gordon Dinsmore and Marc Costantini is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

***	As of the date of this report, the Trust currently consists of 16 separate Funds.

†	Member of the Audit Committee of the Trust.

The following table provides information about the Officers of the Trust.

Name and Year of Birth	Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years

Gordon Dinsmore (born 1952)	President and Principal Executive Officer (Since November 2017)	Senior Vice President, Head of Product and President of Berkshire, The Guardian Life Insurance Company of America.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Vice President, Chief Financial Officer, Equity Profit Center, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Senior Vice President, Corporate Secretary, The Guardian Life Insurance Company of America (since 2015); Senior Vice President, Deputy General Counsel, Corporate Secretary, Voya Financial, Inc. (2013–2014); Managing Director, Senior Counsel, Corporate Secretary, BlackRock, Inc. prior thereto.

Richard T. Potter (born 1954)	Senior Vice President and Chief Legal Officer	Vice President and Equity Counsel, The Guardian Life Insurance Company of America.

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Executive Director, Chief Compliance Officer, Morgan Stanley (2015–2017); Vice President, Morgan Stanley (2013–2015); Vice President, Corporate Audit Group–Compliance, Morgan Stanley prior thereto.

James R. Anderson (born 1963)	Anti-Money Laundering Officer (Since November 2017)	Second Vice President, Agency and Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America.

Kathleen M. Moynihan (born 1966)	Senior Counsel	Senior Counsel, The Guardian Life Insurance Company of America.

Maria Nydia Morrison (born 1958)	Fund Controller	Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2015); Chief Financial Officer/Assistant Operating Officer, St. Francis De Assisi Montessori School (Plaridel, Bulacan), Inc. (Philippines) (2013–2015); Vice President, Bank of New York Mellon prior thereto.

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years

Sonya L. Crosswell (born 1977)	Assistant Secretary	Assistant Vice President, Assistant Corporate Secretary and Secretary Pro Tem, The Guardian Life Insurance Company of America (since 2014); Vice President, Secretary and Assistant General Counsel, Carver Federal Savings Bank prior thereto.

*

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 7 Hanover Square, New York, New York 10004.

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-Q or Form N-PORT (for filings beginning in April 2019 relating to March 31, 2019 data). The Fund’s Form N-Q or Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-Q or Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/
Prospectuses.

Beginning in April 2019, the Fund will cease to disclose its holdings on Form N-Q and will file Form N-PORT with the Securities and Exchange Commission on a monthly basis, with the information contained on Form N-PORT for the last month of the Fund’s fiscal quarter being made public by the Securities and Exchange Commission 60 days after the end of the Fund’s fiscal quarter.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/
Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

25

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10004-4025

PUB8175

Guardian Variable

Products Trust

2018

Annual Report

All Data as of December 31, 2018

Guardian Large Cap Disciplined Growth VIP Fund

Important Notice

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail from The Guardian Insurance & Annuity Company, Inc. (“GIAC”). Instead, GIAC will mail you a notice when copies of the shareholder reports are made available on a website. You will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not yet elected electronic delivery, at any time, you may elect to receive the Fund’s shareholder reports and certain other communications from GIAC electronically, by going to www.guardianlife.com and registering for e-delivery.

You may instead elect to receive all future shareholder reports in paper free of charge. If you wish to receive paper copies of your shareholder reports, please call GIAC’s Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342). Your election to receive reports in paper will apply to all the underlying funds available.

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Large Cap Disciplined Growth VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2018. The views expressed in the Fund Commentary are those of the Fund’s portfolio manager(s) as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC or a sub-adviser. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

FUND COMMENTARY OF WELLINGTON MANAGEMENT COMPANY LLP, SUB-ADVISER

Highlights

•	Guardian Large Cap Disciplined Growth VIP Fund (the “Fund”) returned -1.18% for the 12 months ended December 31, 2018, outperforming its benchmark, the Russell 1000® Growth Index[1] (the “Index”). The Fund’s relative outperformance was primarily due to security selection in the information technology and communication services sectors.

•	The Index returned -1.51% for the period. Within the Index, the energy, communication services, and materials sectors declined the most during the period.

Market Overview

U.S. equities, as measured by the Standard & Poor’s 500® Index2, posted negative results over the 12 months ended December 31, 2018. The U.S. Federal Reserve raised its benchmark interest rate by 25 basis points four times during 2018, in line with market expectations, albeit signaling a more dovish path heading into 2019. Bullish sentiment was exceptionally strong to start 2018, as better-than-expected corporate profits helped drive U.S. equities higher. Signs of inflation entered the market in February and led to heightened levels of volatility, a theme that continued for the remainder of the period. By the summer of 2018, talk of tariffs and trade wars had progressed to implementation, raising concerns in an otherwise strong economy. Nonetheless, positive sentiment persisted, fueled by robust earnings growth, fiscal stimulus, the announcement of a preliminary trade deal between the U.S. and Mexico, and expectations for stronger U.S. economic growth relative to other regions of the world. This changed in the final months of 2018, when concerns surrounding slowing global growth, rich valuations, rising central bank benchmark interest rates, and capricious U.S. and China trade tensions were at the forefront of investors’ minds. Returns in October and December were sharply negative, with the latter representing the largest U.S. equity market monthly decline seen this decade, culminating the first year of negative U.S. equity returns since 2008.

Portfolio Review

Stock selection was the primary driver of relative outperformance during the period. Strong selection in information technology and communication services was only partially offset by weak selection in financials, industrials, and health care. Sector allocation, a fall out of the Fund’s bottom-up stock selection process, aided relative results. The Fund’s underweight allocation to the materials sector relative to the Index contributed to relative performance during the period while its overweight to communication services detracted from results.

Outlook

We believe that the U.S. economy remained healthy at year end, although leading indicators are suggesting some moderation in growth later in 2019. With unemployment levels low and trending lower, we still believe risks to U.S. inflation are to the upside. Many companies are facing higher labor and material costs, creating some uncertainty around profitability. While we had fretted about the possibility of higher oil prices last quarter, given the prospect of Iran sanctions, the waivers granted by the Trump administration actually resulted in oversupply and declining crude prices. We expect the recent cuts will restore supply demand balance and allow oil prices to find a firmer footing in the coming months.

Trade continues to dominate the narrative. As the calendar year began, trade representatives started conversations in China. We are hopeful that a satisfactory agreement will be reached; however, some supply chain disruption and temporary pauses in capital investment cannot be ruled out. Brexit has re-emerged as another near-term uncertainty that we have to monitor. On the flip side, we believe the strong employment situation bodes well for the consumer and as of December 31, 2018, the U.S. government shutdown has had little economic impact.

We will be closely watching profitability trends this quarter, particularly in areas seeing inflationary pressures, to evaluate the ability for companies to pass on prices and still grow. Given the uncertainty of some of the aforementioned macro items, we do expect volatility to remain somewhat elevated despite recent declines in the market.

We remain consistent in adhering to our disciplined portfolio construction process that allows us to assess risk, weight individual positions accordingly, and in the process build a portfolio that focuses largely on stock selection.

1

The Russell 1000® Growth Index (the “Index”) is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1.000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index, and, unlike the Fund, the Index does not incur fees or expenses.

2

The Standard & Poor’s 500® Index (the “S&P 500 Index”) is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The S&P 500 Index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the S&P 500 Index, and, unlike the Fund, the S&P 500 Index does not incur fees or expenses.

1

GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

Funds in the Guardian Variable Products Trust are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses or to obtain a printed copy, call 1-888-GUARDIAN (1-888-482-7342).

As with all mutual funds, the value of an investment in the Fund could decline, and you could lose money. Diversification does not guarantee profit or protect against loss, and there can be no assurance that the Fund will achieve its investment objective. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets. Investing in large-capitalization companies involves risks such as having low growth rates, and slow responsiveness to competitive challenges or opportunities than in the case of smaller companies. Investments in growth companies may be highly volatile. Growth stocks may not realize their perceived growth potential and during certain periods the Fund may underperform other equity funds that employ a different style. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

2

GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $181,144,223

Sector Allocation[1] As of December 31, 2018

Top Ten Holdings[2] As of December 31, 2018

Holding	% of Total Net Assets
Amazon.com, Inc.	5.41%
Microsoft Corp.	5.13%
Apple, Inc.	5.00%
Alphabet, Inc., Class A	4.80%
MasterCard, Inc., Class A	2.98%
UnitedHealth Group, Inc.	2.86%
The Boeing Co.	2.79%
NIKE, Inc., Class B	2.32%
Alphabet, Inc., Class C	2.03%
Facebook, Inc., Class A	2.03%
Total	35.35%

1	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2018

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Large Cap Disciplined Growth VIP Fund	9/1/2016	-1.18%	—	—	10.11%
Russell 1000® Growth Index		-1.51%	—	—	11.84%

Results of a Hypothetical $10,000 Investment As of December 31, 2018

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Large Cap Disciplined Growth VIP Fund and the Russell 1000® Growth Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

4

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18-12/31/18	Expense Ratio During Period 7/1/18-12/31/18
Based on Actual Return	$1,000.00	$908.60	$4.19	0.87%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.82	$4.43	0.87%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

SCHEDULE OF INVESTMENTS — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

December 31, 2018	Shares	Value
Common Stocks – 98.8%

Aerospace & Defense – 2.8%

The Boeing Co.	15,659	$5,050,028

		5,050,028
Banks – 0.6%

SVB Financial Group(1)	5,470	1,038,862

		1,038,862
Beverages – 1.8%

Constellation Brands, Inc., Class A	7,735	1,243,943

Monster Beverage Corp.(1)	39,323	1,935,478

		3,179,421
Biotechnology – 2.7%

Biogen, Inc.(1)	4,661	1,402,588

Incyte Corp.(1)	10,138	644,676

Seattle Genetics, Inc.(1)	19,992	1,132,747

Vertex Pharmaceuticals, Inc.(1)	10,182	1,687,259

		4,867,270
Building Products – 0.8%

Fortune Brands Home & Security, Inc.	37,200	1,413,228

		1,413,228
Capital Markets – 2.5%

BlackRock, Inc.	2,967	1,165,497

Intercontinental Exchange, Inc.	25,121	1,892,365

MarketAxess Holdings, Inc.	7,249	1,531,786

		4,589,648
Chemicals – 1.8%

PPG Industries, Inc.	22,010	2,250,082

The Sherwin-Williams Co.	2,760	1,085,950

		3,336,032
Commercial Services & Supplies – 0.8%

Copart, Inc.(1)	29,931	1,430,103

		1,430,103
Consumer Finance – 0.8%

Capital One Financial Corp.	19,239	1,454,276

		1,454,276
Diversified Telecommunication Services – 1.5%

Verizon Communications, Inc.	48,742	2,740,275

		2,740,275
Electrical Equipment – 1.6%

AMETEK, Inc.	25,245	1,709,087

Eaton Corp. PLC	18,540	1,272,956

		2,982,043
Electronic Equipment, Instruments & Components – 0.8%

CDW Corp.	18,821	1,525,442

		1,525,442
Entertainment – 1.0%

Netflix, Inc.(1)	6,734	1,802,422

		1,802,422
Equity Real Estate Investment – 1.2%

American Tower Corp. REIT	13,161	2,081,939

		2,081,939

December 31, 2018	Shares	Value

Food & Staples Retailing – 1.6%

Costco Wholesale Corp.	14,224	$2,897,571

		2,897,571
Health Care Equipment & Supplies – 4.8%

Baxter International, Inc.	41,442	2,727,713

Boston Scientific Corp.(1)	62,258	2,200,198

Edwards Lifesciences Corp.(1)	11,631	1,781,520

Teleflex, Inc.	7,917	2,046,386

		8,755,817
Health Care Providers & Services – 2.9%

UnitedHealth Group, Inc.	20,825	5,187,924

		5,187,924
Hotels, Restaurants & Leisure – 1.1%

Hilton Worldwide Holdings, Inc.	28,247	2,028,135

		2,028,135
Household Products – 1.3%

Colgate-Palmolive Co.	40,239	2,395,025

		2,395,025
Insurance – 0.8%

The Allstate Corp.	18,369	1,517,831

		1,517,831
Interactive Media & Services – 8.9%

Alphabet, Inc., Class A(1)	8,317	8,690,932

Alphabet, Inc., Class C(1)	3,550	3,676,416

Facebook, Inc., Class A(1)	27,983	3,668,291

		16,035,639
Internet & Direct Marketing Retail – 7.7%

Amazon.com, Inc.(1)	6,528	9,804,860

Booking Holdings, Inc.(1)	1,733	2,984,954

Wayfair, Inc., Class A(1)	12,116	1,091,409

		13,881,223
IT Services – 9.5%

EPAM Systems, Inc.(1)	12,509	1,451,169

FleetCor Technologies, Inc.(1)	13,391	2,486,976

Global Payments, Inc.	22,135	2,282,783

GoDaddy, Inc., Class A(1)	45,546	2,988,728

MasterCard, Inc., Class A	28,581	5,391,806

PayPal Holdings, Inc.(1)	30,254	2,544,059

		17,145,521
Life Sciences Tools & Services – 1.6%

Thermo Fisher Scientific, Inc.	12,603	2,820,425

		2,820,425
Machinery – 3.9%

Gardner Denver Holdings, Inc.(1)	34,417	703,828

Illinois Tool Works, Inc.	14,365	1,819,902

Nordson Corp.	14,161	1,690,115

Snap-on, Inc.	10,969	1,593,686

The Middleby Corp.(1)	11,533	1,184,785

		6,992,316

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

December 31, 2018	Shares	Value
Media – 0.8%

Comcast Corp., Class A	43,907	$1,495,033

		1,495,033
Oil, Gas & Consumable Fuels – 0.6%

Continental Resources, Inc.(1)	28,994	1,165,269

		1,165,269
Personal Products – 0.8%

The Estee Lauder Cos., Inc., Class A	11,570	1,505,257

		1,505,257
Pharmaceuticals – 1.7%

Allergan PLC	10,943	1,462,641

Bristol-Myers Squibb Co.	32,354	1,681,761

		3,144,402
Professional Services – 1.2%

Equifax, Inc.	9,835	915,934

IHS Markit Ltd.(1)	26,493	1,270,869

		2,186,803
Road & Rail – 1.4%

JB Hunt Transport Services, Inc.	10,364	964,267

Norfolk Southern Corp.	10,293	1,539,215

		2,503,482
Semiconductors & Semiconductor Equipment – 2.3%

Advanced Micro Devices, Inc.(1)	91,254	1,684,549

Micron Technology, Inc.(1)	45,285	1,436,893

ON Semiconductor Corp.(1)	64,159	1,059,265

		4,180,707
Software – 13.4%

Adobe, Inc.(1)	14,025	3,173,016

Guidewire Software, Inc.(1)	23,213	1,862,379

Microsoft Corp.	91,563	9,300,054

salesforce.com, Inc.(1)	26,020	3,563,959

ServiceNow, Inc.(1)	9,937	1,769,283

SS&C Technologies Holdings, Inc.	38,263	1,726,044

Workday, Inc., Class A(1)	18,053	2,882,703

		24,277,438
Specialty Retail – 1.4%

The TJX Cos., Inc.	57,141	2,556,488

		2,556,488

December 31, 2018	Shares	Value
Technology Hardware, Storage & Peripherals – 5.9%

Apple, Inc.	57,430	$9,059,008

NetApp, Inc.	28,391	1,694,091

		10,753,099
Textiles, Apparel & Luxury Goods – 4.5%

NIKE, Inc., Class B	56,796	4,210,856

Under Armour, Inc., Class C(1)	103,769	1,677,945

VF Corp.	30,792	2,196,701

		8,085,502

Total Common Stocks (Cost $183,003,274)		179,001,896
Exchange–Traded Funds – 1.0%

iShares Russell 1000 Growth ETF	13,919	1,822,136

Total Exchange–Traded Funds (Cost $1,918,614)		1,822,136

	Principal Amount	Value
Short–Term Investment – 0.3%

Repurchase Agreements – 0.3%

Fixed Income Clearing Corp., 0.50%, dated 12/31/2018, proceeds at maturity value of $457,013, due 1/2/2019(2)	$457,000	457,000

Total Repurchase Agreements (Cost $457,000)		457,000

Total Investments – 100.1% (Cost $185,378,888)		181,281,032

Liabilities in excess of other assets – (0.1)%		(136,809)

Total Net Assets – 100.0%		$181,144,223

(1)	Non–income–producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	2.875%	7/31/2025	$455,000	$466,876

Legend:

REIT — Real Estate Investment Trust

The following is a summary of the inputs used as of December 31, 2018 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$179,001,896	$—	$—	$179,001,896
Exchange–Traded Funds	1,822,136	—	—	1,822,136
Repurchase Agreements	—	457,000	—	457,000
Total	$180,824,032	$457,000	$—	$181,281,032

The accompanying notes are an integral part of these financial statements.	7

FINANCIAL INFORMATION — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

Statement of Assets and Liabilities As of December 31, 2018
Assets

Investments, at value	$181,281,032

Cash	578

Dividends/interest receivable	70,034

Reimbursement receivable from adviser	32,414

Prepaid expenses	14,705

Total Assets	181,398,763

Liabilities

Investment advisory fees payable	93,933

Payable for fund shares redeemed	69,897

Distribution fees payable	39,336

Accrued audit fees	15,000

Accrued custodian and accounting fees	7,713

Accrued trustees’ and officers’ fees	2,919

Accrued expenses and other liabilities	25,742

Total Liabilities	254,540

Total Net Assets	$181,144,223

Net Assets Consist of:

Paid-in capital	$179,092,297

Distributable earnings	2,051,926

Total Net Assets	$181,144,223

Investments, at Cost	$185,378,888

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	14,469,840

Net Asset Value Per Share	$12.52

Statement of Operations For the Year Ended December 31, 2018
Investment Income

Dividends	$1,299,493

Interest	5,944

Total Investment Income	1,305,437

Expenses

Investment advisory fees	942,157

Distribution fees	396,725

Trustees’ and officers’ fees	90,729

Professional fees	63,632

Custodian and accounting fees	51,126

Administrative fees	44,732

Transfer agent fees	16,735

Shareholder reports	14,608

Other expenses	23,814

Total Expenses	1,644,258

Less: Fees waived	(260,573)

Total Expenses, Net	1,383,685

Net Investment Income/(Loss)	(78,248)

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments

Net realized gain/(loss) from investments	4,802,346

Net change in unrealized appreciation/(depreciation) on investments	(5,628,435)

Net Loss on Investments	(826,089)

Net Decrease in Net Assets Resulting From Operations	$(904,337)

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/18	For the Year Ended 12/31/17

Operations

Net investment income/(loss)	$(78,248)	$33,229

Net realized gain/(loss) from investments	4,802,346	1,446,500

Net change in unrealized appreciation/(depreciation) on investments	(5,628,435)	1,553,217

Net Increase/(Decrease) in Net Assets Resulting from Operations	(904,337)	3,032,946

Capital Share Transactions

Proceeds from sales of shares	215,934,389	3,969,855

Cost of shares redeemed	(42,406,621)	(6,647,250)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	173,527,768	(2,677,395)

Net Increase in Net Assets	172,623,431	355,551

Net Assets

Beginning of year	8,520,792	8,165,241

End of year	$181,144,223	$8,520,792

Other Information:

Shares

Sold	16,846,940	375,170

Redeemed	(3,049,778)	(531,565)

Net Increase/(Decrease)	13,797,162	(156,395)

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)(1)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/18	$12.67	$(0.01)	$(0.14)	$(0.15)	$12.52	(1.18)%

Year Ended 12/31/17	9.85	0.03	2.79	2.82	12.67	28.63%

Period Ended 12/31/16(4)	10.00	0.01	(0.16)	(0.15)	9.85	(1.50)	%(5)

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income/(Loss) to Average Net Assets(3)		Gross Ratio of Net Investment Loss to Average Net Assets		Portfolio Turnover Rate

$181,144	0.87%		1.04%		(0.05)%		(0.22)%		47%

8,521	1.00%		2.08%		0.27%		(0.81)%		77%

8,165	1.00%	(5)	3.16%	(5)	0.39%	(5)	(1.77)%	(5)	42%	(5)

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.‘s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers and expense limitations.

(4)	Commenced operations on September 1, 2016.

(5)

Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2016, certain non-recurring fees (i.e., audit fees) are not annualized.

The accompanying notes are an integral part of these financial statements.	11

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

December 31, 2018

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has sixteen series. Guardian Large Cap Disciplined Growth VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks to maximize long-term growth.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with policies and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with policies and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

12

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the year ended December 31, 2018, there were no transfers among any levels.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2018 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2018, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2018, the Fund did not hold any derivatives.

13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.62% up to $100 million, 0.57% up to $300 million, 0.52% up to $500 million, and 0.50% in excess of $500 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2019 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 0.87% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). Prior to April 9, 2018, the expense limitation was 1.00%. The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, may be terminated only upon approval of the Board of Trustees, and is subject to Park Avenue’s recoupment rights. For the year ended December 31, 2018, Park Avenue waived fees and/or paid Fund expenses in the amount of $260,573.

Park Avenue may be entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

effect at the time of the waiver or reimbursement and at the time of the recoupment, if any. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation after April 9, 2018 will not be subject to Park Avenue’s recoupment rights. The amount available for potential future recoupment by Park Avenue from the Fund under the Expense Limitation Agreement and the expiration schedule at December 31, 2018 are as follows:

	Potential Recoupment Amounts Expiring
Total Potential Recoupment Amounts	2021	2020	2019
$230,335	$38,387	$134,778	$57,170

Park Avenue has entered into a Sub-Advisory Agreement with Wellington Management Company LLP (“Wellington”). Wellington is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2018, the Fund paid distribution fees in the amount of $396,725 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $243,637,287 and $70,460,993, respectively, for the year ended December 31, 2018. During the year ended December 31, 2018, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a $10 million committed revolving credit facility from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the higher of the daily one-month LIBOR rate and the Federal Funds rate plus 1.25% at the time of borrowing. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until December 10, 2019. The Fund did not utilize the credit facility during the year ended December 31, 2018.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Recent Accounting Pronouncement

On August 17, 2018, the U.S. Securities and Exchange Commission (“SEC”) voted to adopt amendments to certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other SEC disclosure requirements, GAAP, or changes in the information environment. The SEC will also be referring certain SEC disclosure requirements that overlap with, but require information incremental to, GAAP to the FASB for potential incorporation into GAAP. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. As such, the financial statements herein have been updated to conform with these new requirements, which had no effect on the Fund’s net assets or results of operations.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of Guardian Large Cap Disciplined Growth VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Large Cap Disciplined Growth VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

February 19, 2019

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

17

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of Investment Advisory and Sub-advisory Agreements

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that a fund’s board of trustees annually review and consider the continuation of the fund’s investment advisory and sub-advisory agreements. The continuation of any such agreement must be approved by a vote of a majority of the trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of a party to the agreement at an in-person meeting of the board called for the purpose of voting on such approval.

At a meeting of the Board of Trustees (the “Board”) of Guardian Variable Products Trust (the “Trust”) held on March 27-28, 2018, the Board considered and unanimously voted to approve the continuation of the investment management agreement (the “Management Agreement”) between Park Avenue Institutional Advisers LLC (the “Manager”) and the Trust, on behalf of the following 11 series, Guardian Core Plus Fixed Income VIP Fund, Guardian Diversified Research VIP Fund, Guardian Growth & Income VIP Fund, Guardian Integrated Research VIP Fund, Guardian International Growth VIP Fund, Guardian International Value VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Large Cap Disciplined Value VIP Fund, Guardian Large Cap Fundamental Growth VIP Fund, Guardian Mid Cap Relative Value VIP Fund and Guardian Mid Cap Traditional Growth VIP Fund (the “Funds”). The Board also considered and unanimously voted to approve the continuation of the sub-advisory agreements (the “Sub-advisory Agreements,” collectively with the Management Agreement, the “Agreements”) between the Manager and the following investment advisory firms serving as sub-advisers to the Funds, ClearBridge Investments LLC, Wellington Management Company LLP, Massachusetts Financial Services Company, Putnam Investment Management, LLC, Boston Partners Global Investors, Inc., AllianceBernstein L.P., Janus Capital Management LLC, Wells Capital Management Incorporated, J.P. Morgan Investment Management Inc., Lazard Asset Management LLC, and Lord, Abbett & Co. LLC (the “Sub-advisers”). The continuation of the Agreements for a one-year period was unanimously approved by the Trustees who are not parties to the Agreements or “interested persons” (as defined in the 1940 Act) of a party to the Agreements (the “Independent Trustees”).

The Board is responsible for overseeing the management of each Fund. In determining whether to approve the continuation of the Agreements, the

Trustees evaluated information and factors that they considered to be relevant and appropriate through the exercise of their own business judgment. The Trustees considered certain information and factors in light of advice furnished to them by legal counsel to the Trust and, in the case of the Independent Trustees, their independent legal counsel.

In advance of the meeting held on March 27-28, 2018, the Trustees received materials and information designed to assist their consideration of the Agreements, including written responses from the Manager and each Sub-adviser to a series of questions and requests for information covering a wide variety of topics provided by independent legal counsel on behalf of the Independent Trustees. Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, was retained to provide the Trustees with reports on how each Fund’s contractual management fees, actual management fees, overall expense ratios and investment performance compared to those of “peer funds” selected by Broadridge that are offered as investment options underlying variable contracts. The Trustees also received materials and information regarding the legal standards applicable to their consideration of the Agreements and the process and criteria used by the Manager to oversee the Sub-advisers. During the course of their deliberations, the Independent Trustees met to discuss and evaluate the Agreements in executive session with their independent legal counsel, outside of the presence of the Trustees who are not Independent Trustees and representatives from Fund management, the Manager or any Sub-adviser.

In reaching its decisions to approve the continuation of the Agreements, the Board took into account the materials and information described above as well as other materials and information provided to the Board and discussed with and among the Trustees, including information regarding the Funds furnished to the Board by the Manager throughout the year. Individual Trustees may have given different weight to different factors and information with respect to each Agreement, and the Trustees did not identify any single factor or information that, in isolation, would be controlling in deciding to approve the continuation of the Agreements.

The discussion below is intended to summarize the broad factors that figured prominently in the Board’s decisions to approve the continuation of the Agreements rather than to be all-inclusive. These broad factors included: (i) the nature, extent and quality of the services provided to the Funds by the Manager and the

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Sub-advisers; (ii) the investment performance of the Funds; (iii) the fees charged and estimated profitability; (iv) the extent to which economies of scale may exist for a Fund, and the extent to which a Fund may benefit from economies of scale; and (v) any other benefits derived by the Manager or the Sub-advisers (or their respective affiliates) from their relationships with the Funds. In addition to considering the above-referenced factors, the Board observed that there are a range of investment options available to variable contract owners who may invest in the Funds, and that these contract owners, having had the opportunity to consider other investment options, may choose to invest or remain invested in the Funds.

Nature, Extent and Quality of Services

The Trustees considered information regarding the nature, extent and quality of services provided to the Funds by the Manager. The Trustees also considered the range of investment advisory services and non-investment advisory services provided by the Manager, notably coordinating the preparation and filing of various regulatory documents, coordinating the preparation and assembly of Board meeting materials and assisting the Board with certain valuation matters.

The Trustees considered the operation of the Funds in a “manager-of-managers” structure and the responsibilities that the Manager has under this structure, including monitoring and evaluating the performance of the Sub-advisers, monitoring the Sub-advisers for adherence to the stated investment objectives, strategies, policies and restrictions of the Funds and supervising the Sub-advisers with respect to the services that the Sub-advisers provide under the Sub-advisory Agreements. The Trustees also considered the process used by the Manager, consistent with this structure, to identify and recommend sub-advisers, and its ability to monitor and oversee sub-advisers and recommend replacement sub-advisers, when necessary, and provide other services under the Management Agreement. The Trustees reviewed information regarding the experience and background of the Manager’s key personnel and the Manager’s organizational structure and resources, including investment, legal and administrative capabilities of the Manager. In this regard, the Trustees recognized that the Funds benefit from the Manager’s use of similar resources and capabilities of its affiliates in providing services to the Funds.

The Trustees considered information regarding the nature, extent and quality of services provided to the Funds by the Sub-advisers. The Trustees also considered, among other things, the range of investment advisory services provided by the Sub-advisers under the oversight of the Manager. In evaluating these investment advisory services, the Trustees considered, among other things, the Sub-advisers’ investment philosophies, styles and/or processes and approach to managing risk. The Trustees received and evaluated information regarding the background, education, expertise and/or experience of the investment professionals that serve as portfolio managers for the Funds and the capabilities, resources and reputations of the Sub-advisers.

Based upon these considerations, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Funds by the Manager and each Sub-adviser.

Investment Performance

The Board considered the investment performance of each Fund. Among other reports, the Board reviewed the performance of the Funds for the one-year and since inception periods compared to a universe of peer funds selected by Broadridge. The Board noted that the Funds had performance records of less than two years and that the Board had reviewed longer performance records of the funds or accounts managed by the Sub-advisers with similar strategies as the applicable Fund, when available, when the Board initially approved the Agreements in 2016. The Broadridge report placed the Funds in the following quintiles of the relevant peer universe for the one-year and since inception periods, respectively: Guardian Core Plus Fixed Income VIP Fund (3rd, 3rd), Guardian Diversified Research VIP Fund (2nd, 2nd), Guardian Growth & Income VIP Fund (1st, 1st), Guardian Integrated Research VIP Fund (4th, 5th), Guardian International Growth VIP Fund (3rd, 2nd), Guardian International Value VIP Fund (3rd, 5th), Guardian Large Cap Disciplined Growth VIP Fund (3rd, 4th), Guardian Large Cap Disciplined Value VIP Fund (1st, 1st), Guardian Large Cap Fundamental Growth VIP Fund (5th, 4th), Guardian Mid Cap Relative Value VIP Fund (4th, 3rd) and Guardian Mid Cap Traditional Growth VIP Fund (2nd, 2nd).

The Board considered the investment reports provided by the Manager since commencement of operations of the Funds during quarterly Board meetings. The Board also considered the Manager’s analysis of Sub-adviser performance and the steps taken by the Manager and the Sub-advisers to seek to improve performance and the results of those steps.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

In light of the considerations noted above, the Board concluded that it had continued confidence in the Manager’s and the Sub-advisers’ overall capabilities to manage the Funds.

Costs and Profitability

The Trustees considered the management fees paid by the Funds to the Manager under the Management Agreement and evaluated the reasonableness of these fees. The Trustees received and reviewed information with respect to the management fees, including the portion of the management fees paid to each Sub-adviser, and the management fees paid by other funds offered as investment options underlying variable contracts within the applicable peer group selected by Broadridge. The Broadridge report placed the Funds in the following quintiles of the relevant expense peer group for the contractual management fees and actual management fees, respectively: Guardian Core Plus Fixed Income VIP Fund (1st, 3rd), Guardian Diversified Research VIP Fund (2nd, 3rd), Guardian Growth & Income VIP Fund (1st, 1st), Guardian Integrated Research VIP Fund (1st, 2nd), Guardian International Growth VIP Fund (1st, 2nd), Guardian International Value VIP Fund (3rd, 2nd), Guardian Large Cap Disciplined Growth VIP Fund (1st, 1st), Guardian Large Cap Disciplined Value VIP Fund (1st, 1st), Guardian Large Cap Fundamental Growth VIP Fund (1st, 1st), Guardian Mid Cap Relative Value VIP Fund (1st, 1st) and Guardian Mid Cap Traditional Growth VIP Fund (3rd, 4th).

The Trustees considered the sub-advisory fees paid under the Sub-advisory Agreements and evaluated the reasonableness of those fees. The Trustees also considered that the fees paid to the Sub-advisers are paid by the Manager and not the Funds and that the Manager had negotiated the fees with the Sub-advisers at arm’s-length. In addition, the Trustees considered the portion of the management fees paid to each Sub-adviser as compared to the portion retained by the Manager.

The Trustees received and reviewed information in the Broadridge report comparing each Fund’s operating expense ratio to the actual operating expense ratios of a peer group of funds selected by Broadridge. The Trustees considered the Manager’s commitment to limit each Fund’s operating expenses through an expense limitation agreement with the Trust. The Broadridge report placed the Funds in the following quintiles of the relevant expense peer group for the operating expense ratio: Guardian Core Plus Fixed Income VIP Fund (2nd), Guardian Diversified Research

VIP Fund (2nd), Guardian Growth & Income VIP Fund (2nd), Guardian Integrated Research VIP Fund (1st), Guardian International Growth VIP Fund (3rd), Guardian International Value VIP Fund (1st), Guardian Large Cap Disciplined Growth VIP Fund (1st), Guardian Large Cap Disciplined Value VIP Fund (2nd), Guardian Large Cap Fundamental Growth VIP Fund (1st), Guardian Mid Cap Relative Value VIP Fund (1st) and Guardian Mid Cap Traditional Growth VIP Fund (3rd).

Although the Board recognized that the comparisons between the management fees and anticipated operating expenses of the Funds and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Trustees found that the comparative information supported their consideration and approval of the management fees and evaluation of operating expenses.

The Trustees reviewed information regarding the Manager’s costs of sponsoring the Funds and estimated profitability of the Funds to the Manager. The Trustees noted that the information contained estimates, such as allocations of expenses. Although the Trustees did not receive specific cost and profitability information from certain Sub-advisers, the Trustees primarily considered the cost and profitability information relating to the Manager because the Manager is responsible for payment of the sub-advisory fees and negotiated the fees with the Sub-advisers at arm’s-length.

Based on the consideration of the information and factors summarized above, as well as other information and factors deemed relevant by the Trustees, the Trustees concluded that the management and sub-advisory fees were reasonable in light of the nature, extent and quality of services rendered to the Funds by the Manager and the Sub-advisers. The Trustees also concluded that the estimated profitability of the Funds to the Manager was acceptable.

Economies of Scale

The Trustees considered the extent to which economies of scale may be shared as assets grow based on current asset levels of the Funds, anticipated asset levels over the next year, the current management and sub-advisory fee rates, the expense limitation arrangements, and any management and sub-advisory fee breakpoints, which reduce fee rates as assets increase. Based on those factors, the Board concluded that it was satisfied with the extent to which any economies of scale would be shared for the benefit of

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Fund shareholders. The Board noted that it would continue to monitor future growth in each Fund’s assets and whether additional steps are required to share appropriately any economies of scale with Fund shareholders.

Ancillary Benefits

The Trustees considered the benefits, other than management fees, that the Manager and/or its affiliates receive because of the Manager’s relationship with the Funds. The Trustees acknowledged that the Funds serve as investment options under variable contracts issued by an affiliate of the Manager that receives fees under those contracts and that Park Avenue Securities LLC, an affiliate of the Manager and principal underwriter of the Funds, and an insurance company affiliated with the Manager receive fees from the Funds under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act. The Trustees considered that the Manager and its affiliates may benefit from (i) greater efficiencies in annuity administration and operations and potential cost savings due to a reduction in the number of unaffiliated funds available as annuity contract investment options, and (ii) increased dividends-received deductions due to the Funds’ status under the tax laws as disregarded entities. In addition, the Trustees considered the potential benefits, other than sub-advisory fees, that the Sub-advisers and their affiliates receive because of their relationships with the Funds, including the potential increased ability to use soft dollars consistent with Trust policies and other benefits from increases in assets under management. The Trustees concluded that benefits that accrue to the Manager and its affiliates are reasonable and the benefits that accrue to the Sub-advisers and their affiliates are consistent with those expected for a sub-adviser to a mutual fund such as the applicable Fund.

Conclusion

Based on a comprehensive consideration and evaluation of all of the information and factors summarized above, among others, the Board voting as a whole, including the Independent Trustees voting separately, unanimously approved the continuation of the Agreements.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris† (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuity Distributors (2013–2015); Director/Trustee, Advanced Series Trust, Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	16	None.

Theda R. Haber† (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (since 2015); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry) (since 2012); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998–2006).	16	None.

Marshall Lux† (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	16	None.

Lisa K. Polsky† (born 1956)	Trustee	Senior Risk Advisor, AQR (investment management) (since 2016); Senior Risk Advisor, Ultra Capital (venture capital) (since 2016); Board Member and Chair of Risk Committee, DeutscheBank IHC (financial services) (since May 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	16	None.

John Walters† (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (since 2015); Board Member, Stadion Money Management LLC (investment adviser) (since 2011); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	16	None.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustee
Interested Trustees

Gordon Dinsmore** (born 1952)	Trustee	Senior Vice President, Head of Product and President of Berkshire, The Guardian Life Insurance Company of America.	16	None.

Marc Costantini** (born 1969)	Chairman and Trustee	Executive Vice President, Group and Worksite Markets, The Guardian Life Insurance Company of America (since 2017); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America (2014– 2017); Executive Vice President, Manulife Financial prior thereto (various positions from 1990–2014).	16	None.

*

Each Trustee except for Mr. Dinsmore began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Mr. Dinsmore has served as a Trustee since November 2017. The business address of each Trustee is 7 Hanover Square, New York, New York 10004.

**

Each of Gordon Dinsmore and Marc Costantini is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

***	As of the date of this report, the Trust currently consists of 16 separate Funds.
†	Member of the Audit Committee of the Trust.

The following table provides information about the Officers of the Trust.

Name and Year of Birth	Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years

Gordon Dinsmore (born 1952)	President and Principal Executive Officer (Since November 2017)	Senior Vice President, Head of Product and President of Berkshire, The Guardian Life Insurance Company of America.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Vice President, Chief Financial Officer, Equity Profit Center, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Senior Vice President, Corporate Secretary, The Guardian Life Insurance Company of America (since 2015); Senior Vice President, Deputy General Counsel, Corporate Secretary, Voya Financial, Inc. (2013–2014); Managing Director, Senior Counsel, Corporate Secretary, BlackRock, Inc. prior thereto.

Richard T. Potter (born 1954)	Senior Vice President and Chief Legal Officer	Vice President and Equity Counsel, The Guardian Life Insurance Company of America.

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Executive Director, Chief Compliance Officer, Morgan Stanley (2015–2017); Vice President, Morgan Stanley (2013–2015); Vice President, Corporate Audit Group–Compliance, Morgan Stanley prior thereto.

James R. Anderson (born 1963)	Anti-Money Laundering Officer (Since November 2017)	Second Vice President, Agency and Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America.

Kathleen M. Moynihan (born 1966)	Senior Counsel	Senior Counsel, The Guardian Life Insurance Company of America.

Maria Nydia Morrison (born 1958)	Fund Controller	Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2015); Chief Financial Officer/Assistant Operating Officer, St. Francis De Assisi Montessori School (Plaridel, Bulacan), Inc. (Philippines) (2013–2015); Vice President, Bank of New York Mellon prior thereto.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years

Sonya L. Crosswell (born 1977)	Assistant Secretary	Assistant Vice President, Assistant Corporate Secretary and Secretary Pro Tem, The Guardian Life Insurance Company of America (since 2014); Vice President, Secretary and Assistant General Counsel, Carver Federal Savings Bank prior thereto.

*

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 7 Hanover Square, New York, New York 10004.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-Q or Form N-PORT (for filings beginning in April 2019 relating to March 31, 2019 data). The Fund’s Form N-Q or Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-Q or Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Beginning in April 2019, the Fund will cease to disclose its holdings on Form N-Q and will file Form N-PORT with the Securities and Exchange Commission on a monthly basis, with the information contained on Form N-PORT for the last month of the Fund’s fiscal quarter being made public by the Securities and Exchange Commission 60 days after the end of the Fund’s fiscal quarter.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

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This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10004-4025

PUB8173

Guardian Variable

Products Trust

2018

Annual Report

All Data as of December 31, 2018

Guardian Integrated Research VIP Fund

Important Notice

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail from The Guardian Insurance & Annuity Company, Inc. (“GIAC”). Instead, GIAC will mail you a notice when copies of the shareholder reports are made available on a website. You will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not yet elected electronic delivery, at any time, you may elect to receive the Fund’s shareholder reports and certain other communications from GIAC electronically, by going to www.guardianlife.com and registering for e-delivery.

You may instead elect to receive all future shareholder reports in paper free of charge. If you wish to receive paper copies of your shareholder reports, please call GIAC’s Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342). Your election to receive reports in paper will apply to all the underlying funds available.

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Integrated Research VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2018. The views expressed in the Fund Commentary are those of the Fund’s portfolio manager(s) as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC or a sub-adviser. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN INTEGRATED RESEARCH VIP FUND

FUND COMMENTARY OF MASSACHUSETTS FINANCIAL SERVICES COMPANY, SUB-ADVISER

Highlights

•	The Guardian Integrated Research VIP Fund (the “Fund”) returned -8.31% for the 12 months ended December 31, 2018, underperforming its benchmark, the Standard & Poor’s 500® Index[1] (the “Index”). The Fund’s underperformance relative to the Index was primarily due to stock selection in the financials sector.

•	The Index returned -4.38% for the year. The negative return can primarily be attributed to weak performance in the financials, communication services, industrials, energy and consumer staples sectors. To an extent, positive performance from information technology, health care and consumer discretionary stocks offset the weak performance.

Market Overview

During the 12 months ended December 31, 2018, the U.S. Federal Reserve raised interest rates by 100 basis points, bringing the total number of rate hikes to nine since the central bank began to normalize monetary policy in late 2015. Economic growth rates in the U.S., Eurozone and Japan remained above trend, despite a slowing in global growth, particularly toward the end of the period. Inflation remained contained, particularly outside the U.S. Late in the period, the European Central Bank halted its asset purchase program but issued forward guidance that it does not expect to raise interest rates at least until after the summer of 2019. The Bank of England (once) and the Bank of Canada (three times) each raised rates during the period. The European political backdrop became a bit more volatile late in the period, spurred by concerns over cohesion in the Eurozone after the election of an anti-establishment, Eurosceptic coalition government in Italy and widespread protests over stagnant wage growth in France.

Bond yields rose in the U.S. during most of the period, but remained low by historical standards and slipped from their highs late in the period, as market volatility increased. Yields in many developed markets fell. Outside of emerging markets, where spreads and currencies came under pressure, credit spreads remained quite tight until the end of the period, when thinner liquidity, lower oil prices and concerns over high degrees of corporate leverage emerged. Growing concern over increasing global trade friction appeared to have weighed on business sentiment during the period’s second half, especially outside the U.S. Tighter financial conditions from rising U.S. rates and a strong dollar, combined with trade uncertainty, helped expose structural weaknesses in several emerging markets in the second half of the period.

Volatility increased at the end of the period, amid signs of slowing global economic growth and increasing trade tensions, which prompted a market setback shortly after U.S. markets set record highs in September. It was the second such equity market decline during the reporting period. The correction came despite a third consecutive quarter of strong growth in U.S. earnings per share. Strong earnings growth, combined with the market decline, brought U.S. equity valuations down from elevated levels earlier in the period, to multiples more in line with long-term averages. While the U.S. economy held up better than most, global economic growth became less synchronized during the period, with Europe and China showing signs of a slowdown and some emerging markets coming under stress.

Portfolio Review

Stock selection in the financials sector was a primary detractor from performance relative to the Index. Stock selection in both the health care and consumer discretionary sectors also negatively impacted relative results.

Strong stock selection in the industrials sector was a primary contributor to performance relative to the benchmark. Stock selection in the utilities sector also benefited relative returns. The Fund’s overweight holdings in pharmaceutical companies compared to the Index also boosted relative returns.

Outlook

Looking forward, in contrast to a year ago, we believe the macro environment today is much more daunting and fraught with many risks. U.S. leading economic indicators, while not yet signaling recession, continue to soften. The U.S. Federal Reserve is on track for two more rate increases in 2019; however, we also believe the market is pricing in fewer than that. Trade tensions

1

The Standard & Poor’s 500® Index (the “Index”) is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The Index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index, and, unlike the Fund, the Index does not incur fees or expenses.

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GUARDIAN INTEGRATED RESEARCH VIP FUND

remain high with negotiations ongoing with Europe, Japan and most importantly, China. In our view, a new divided Congress needs to address the renegotiated NAFTA deal and, barring an impeachment focus, could potentially find bipartisan agreement on infrastructure, minimum wage and drug price legislation.

Given the near-term policy and trade risks, coupled with the weakening economic data and earnings outlook, we believe market leadership is likely to maintain a more defensive profile. The shift from growth to value leadership is not uncommon in this advanced part of the cycle, as investors look to more defensive characteristics like lower-beta and higher-yielding stocks. We believe that employing a multi-factor quantitative model is important, as factors such as price momentum, earnings momentum, quality and valuation, can encounter transitory performance periods when a factor can be out of favor.

Funds in the Guardian Variable Products Trust are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses or to obtain a printed copy, call 1-888-GUARDIAN (1-888-482-7342).

As with all mutual funds, the value of an investment in the Fund could decline, and you could lose money. Diversification does not guarantee profit or protect against loss, and there can be no assurance that the Fund will achieve its investment objective. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets. Investing in large-capitalization companies involves risks such as having low growth rates, and slow responsiveness to competitive challenges or opportunities than in the case of smaller companies. Investments in growth companies may be highly volatile. Growth stocks may not realize their perceived growth potential and during certain periods the Fund may underperform other equity funds that employ a different style. Value stocks may not realize their perceived value and during certain periods the Fund may underperform other equity funds that employ a different style. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

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GUARDIAN INTEGRATED RESEARCH VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $9,814,203

Sector Allocation[1] As of December 31, 2018

Top Ten Holdings[2] As of December 31, 2018

Holding	% of Total Net Assets
Microsoft Corp.	5.06%
Amazon.com, Inc.	3.61%
Johnson & Johnson	3.09%
Apple, Inc.	2.44%
Bank of America Corp.	2.41%
Cisco Systems, Inc.	2.34%
Intel Corp.	2.32%
The Boeing Co.	2.25%
Comcast Corp., Class A	2.04%
Medtronic PLC	2.03%
Total	27.59%

1	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

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GUARDIAN INTEGRATED RESEARCH VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2018

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Integrated Research VIP Fund	9/1/2016	-8.31%	—	—	5.22%
Standard & Poor’s 500® Index		-4.38%	—	—	8.51%

Results of a Hypothetical $10,000 Investment As of December 31, 2018

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Integrated Research VIP Fund and the Standard & Poor’s 500® Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

4

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18-12/31/18	Expense Ratio During Period 7/1/18-12/31/18
Based on Actual Return	$1,000.00	$911.70	$4.63	0.96%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.37	$4.89	0.96%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

SCHEDULE OF INVESTMENTS — GUARDIAN INTEGRATED RESEARCH VIP FUND

December 31, 2018	Shares	Value
Common Stocks – 99.1%

Aerospace & Defense – 2.2%

The Boeing Co.	685	$220,912

		220,912
Airlines – 1.1%

Delta Air Lines, Inc.	2,241	111,826

		111,826
Auto Components – 1.2%

Lear Corp.	950	116,717

		116,717
Banks – 5.9%

Bank of America Corp.	9,599	236,520

Citigroup, Inc.	1,889	98,341

JPMorgan Chase & Co.	545	53,203

Wells Fargo & Co.	4,065	187,315

		575,379
Beverages – 2.6%

Molson Coors Brewing Co., Class B	2,015	113,162

PepsiCo, Inc.	1,273	140,641

		253,803
Biotechnology – 2.3%

Biogen, Inc.(1)	564	169,719

Celgene Corp.(1)	898	57,553

		227,272
Capital Markets – 1.7%

Morgan Stanley	3,625	143,731

The Goldman Sachs Group, Inc.	130	21,717

		165,448
Chemicals – 2.1%

CF Industries Holdings, Inc.	3,342	145,410

Eastman Chemical Co.	868	63,460

		208,870
Communications Equipment – 2.3%

Cisco Systems, Inc.	5,303	229,779

		229,779
Consumer Finance – 2.0%

Discover Financial Services	1,947	114,834

Synchrony Financial	3,314	77,746

		192,580
Diversified Financial Services – 0.7%

Berkshire Hathaway, Inc., Class B(1)	331	67,584

		67,584
Diversified Telecommunication Services – 1.0%

CenturyLink, Inc.	2,794	42,329

Verizon Communications, Inc.	947	53,240

		95,569
Electric Utilities – 1.8%

Exelon Corp.	3,973	179,182

		179,182

December 31, 2018	Shares	Value
Electrical Equipment – 1.4%

Eaton Corp. PLC	1,983	$136,153

		136,153
Entertainment – 1.2%

Electronic Arts, Inc.(1)	1,469	115,919

		115,919
Equity Real Estate Investment – 3.8%

EPR Properties REIT	734	46,998

Life Storage, Inc. REIT	755	70,208

Simon Property Group, Inc. REIT	929	156,063

STORE Capital Corp. REIT	3,611	102,227

		375,496
Food & Staples Retailing – 4.0%

Costco Wholesale Corp.	750	152,782

US Foods Holding Corp.(1)	2,294	72,582

Walgreens Boots Alliance, Inc.	2,505	171,167

		396,531
Food Products – 0.5%

Tyson Foods, Inc., Class A	1,002	53,507

		53,507
Health Care Equipment & Supplies – 2.3%

Boston Scientific Corp.(1)	672	23,749

Medtronic PLC	2,192	199,384

		223,133
Health Care Providers & Services – 3.5%

CVS Health Corp.	1,650	108,108

HCA Healthcare, Inc.	1,074	133,659

Humana, Inc.	327	93,679

UnitedHealth Group, Inc.	21	5,232

		340,678
Hotels, Restaurants & Leisure – 3.3%

Aramark	714	20,685

Domino’s Pizza, Inc.	76	18,847

Marriott International, Inc., Class A	1,101	119,524

Starbucks Corp.	2,507	161,451

		320,507
Household Durables – 0.5%

PulteGroup, Inc.	2,002	52,032

		52,032
Household Products – 0.4%

Kimberly-Clark Corp.	261	29,738

The Procter & Gamble Co.	79	7,262

		37,000
Independent Power and Renewable Electricity Producers – 2.8%

AES Corp.	8,468	122,447

NRG Energy, Inc.	3,464	137,175

Vistra Energy Corp.(1)	553	12,658

		272,280
Industrial Conglomerates – 0.6%

Honeywell International, Inc.	476	62,889

		62,889

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN INTEGRATED RESEARCH VIP FUND

December 31, 2018	Shares	Value
Insurance – 2.8%

MetLife, Inc.	2,900	$119,074

Prudential Financial, Inc.	1,354	110,419

The Allstate Corp.	521	43,050

		272,543
Interactive Media & Services – 4.5%

Alphabet, Inc., Class A(1)	184	192,273

Alphabet, Inc., Class C(1)	191	197,801

Facebook, Inc., Class A(1)	402	52,698

		442,772
Internet & Direct Marketing Retail – 5.2%

Amazon.com, Inc.(1)	236	354,465

Booking Holdings, Inc.(1)	92	158,463

		512,928
IT Services – 3.9%

DXC Technology Co.	1,698	90,283

FleetCor Technologies, Inc.(1)	710	131,861

Global Payments, Inc.	235	24,236

Leidos Holdings, Inc.	842	44,390

MasterCard, Inc., Class A	376	70,932

Visa, Inc., Class A	159	20,979

		382,681
Leisure Products – 0.4%

Brunswick Corp.	750	34,837

		34,837
Machinery – 0.7%

AGCO Corp.	557	31,008

Ingersoll-Rand PLC	456	41,601

		72,609
Media – 2.0%

Comcast Corp., Class A	5,883	200,316

		200,316
Oil, Gas & Consumable Fuels – 4.9%

EOG Resources, Inc.	1,407	122,704

Exxon Mobil Corp.	535	36,482

Kinder Morgan, Inc.	5,422	83,390

ONEOK, Inc.	510	27,515

Phillips 66	1,449	124,831

Pioneer Natural Resources Co.	109	14,336

Valero Energy Corp.	916	68,673

		477,931
Pharmaceuticals – 6.7%

Bristol-Myers Squibb Co.	3,167	164,621

Eli Lilly & Co.	802	92,807

Johnson & Johnson	2,350	303,268

Pfizer, Inc.	2,156	94,109

		654,805
Road & Rail – 1.8%

Union Pacific Corp.	1,296	179,146

		179,146

December 31, 2018	Shares	Value
Semiconductors & Semiconductor Equipment – 2.6%

Intel Corp.	4,854	$227,798

Lam Research Corp.	239	32,545

		260,343
Software – 6.9%

Adobe, Inc.(1)	683	154,522

Microsoft Corp.	4,886	496,271

salesforce.com, Inc.(1)	170	23,285

		674,078
Specialty Retail – 0.4%

Urban Outfitters, Inc.(1)	1,240	41,168

		41,168
Technology Hardware, Storage & Peripherals – 3.1%

Apple, Inc.	1,517	239,291

Hewlett Packard Enterprise Co.	4,609	60,885

		300,176
Textiles, Apparel & Luxury Goods – 0.1%

Lululemon Athletica, Inc.(1)	48	5,837

		5,837
Tobacco – 1.7%

Philip Morris International, Inc.	2,509	167,501

		167,501
Trading Companies & Distributors – 0.2%

HD Supply Holdings, Inc.(1)	413	15,496

		15,496

Total Common Stocks (Cost $9,673,034)		9,726,213

	Principal Amount	Value
Short–Term Investment – 1.1%

Repurchase Agreements – 1.1%

Fixed Income Clearing Corp., 0.50%, dated 12/31/2018, proceeds at maturity value of $104,003, due 1/2/2019(2)	$104,000	104,000

Total Repurchase Agreements (Cost $104,000)		104,000

Total Investments – 100.2% (Cost $9,777,034)		9,830,213

Liabilities in excess of other assets – (0.2)%		(16,010)

Total Net Assets – 100.0%		$9,814,203

(1)	Non–income–producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	2.875%	7/31/2025	$105,000	$107,741

Legend:

REIT — Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	7

SCHEDULE OF INVESTMENTS — GUARDIAN INTEGRATED RESEARCH VIP FUND

The following is a summary of the inputs used as of December 31, 2018 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$9,726,213	$—	$—	$9,726,213
Repurchase Agreements	—	104,000	—	104,000
Total	$9,726,213	$104,000	$—	$9,830,213

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN INTEGRATED RESEARCH VIP FUND

Statement of Assets and Liabilities As of December 31, 2018
Assets

Investments, at value	$9,830,213

Cash	454

Reimbursement receivable from adviser	14,031

Dividends/interest receivable	10,501

Prepaid expenses	1,240

Total Assets	9,856,439

Liabilities

Accrued audit fees	15,000

Accrued custodian and accounting fees	8,291

Accrued administrative fees	7,910

Investment advisory fees payable	4,744

Distribution fees payable	2,156

Accrued trustees’ and officers’ fees	156

Payable for fund shares redeemed	33

Accrued expenses and other liabilities	3,946

Total Liabilities	42,236

Total Net Assets	$9,814,203

Net Assets Consist of:

Paid-in capital	$6,670,343

Distributable earnings	3,143,860

Total Net Assets	$9,814,203

Investments, at Cost	$9,777,034

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	871,974

Net Asset Value Per Share	$11.26

Statement of Operations For the Year Ended December 31, 2018
Investment Income

Dividends	$215,469

Interest	192

Total Investment Income	215,661

Expenses

Investment advisory fees	62,644

Custodian and accounting fees	57,527

Administrative fees	44,638

Professional fees	36,743

Trustees’ and officers’ fees	29,450

Distribution fees	28,475

Transfer agent fees	11,854

Other expenses	844

Total Expenses	272,175

Less: Fees waived	(162,831)

Total Expenses, Net	109,344

Net Investment Income/(Loss)	106,317

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments

Net realized gain/(loss) from investments	538,433

Net change in unrealized appreciation/(depreciation) on investments	(1,521,435)

Net Loss on Investments	(983,002)

Net Decrease in Net Assets Resulting From Operations	$(876,685)

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN INTEGRATED RESEARCH VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/18	For the Year Ended 12/31/17

Operations

Net investment income/(loss)	$106,317	$173,122

Net realized gain/(loss) from investments	538,433	2,237,849

Net change in unrealized appreciation/(depreciation) on investments	(1,521,435)	1,305,018

Net Increase/(Decrease) in Net Assets Resulting from Operations	(876,685)	3,715,989

Capital Share Transactions

Proceeds from sales of shares	258,696	5,574,156

Cost of shares redeemed	(1,738,400)	(12,034,790)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(1,479,704)	(6,460,634)

Net Decrease in Net Assets	(2,356,389)	(2,744,645)

Net Assets

Beginning of year	12,170,592	14,915,237

End of year	$9,814,203	$12,170,592

Other Information:

Shares

Sold	21,136	519,309

Redeemed	(140,091)	(984,873)

Net Decrease	(118,955)	(465,564)

10	The accompanying notes are an integral part of these financial statements.

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11

FINANCIAL INFORMATION — GUARDIAN INTEGRATED RESEARCH VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/18	$12.28	$0.12	$(1.14)	$(1.02)	$11.26	(8.31)%

Year Ended 12/31/17	10.24	0.09	1.95	2.04	12.28	19.92%

Period Ended 12/31/16(4)	10.00	0.03	0.21	0.24	10.24	2.40	%(5)

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN INTEGRATED RESEARCH VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income to Average Net Assets(3)		Gross Ratio of Net Investment Loss to Average Net Assets		Portfolio Turnover Rate

$9,814	0.96%		2.39%		0.93%		(0.50)%		58%

12,171	0.96%		1.91%		0.84%		(0.11)%		80%

14,915	0.96%	(5)	2.65%	(5)	0.92%	(5)	(0.77)%	(5)	15%	(5)

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.‘s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

(4)	Commenced operations on September 1, 2016.

(5)

Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2016, certain non-recurring fees (i.e., audit fees) are not annualized.

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTEGRATED RESEARCH VIP FUND

December 31, 2018

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has sixteen series. Guardian Integrated Research VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks capital appreciation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with policies and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with policies and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTEGRATED RESEARCH VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the year ended December 31, 2018, there were no transfers among any levels.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2018 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2018, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2018, the Fund did not hold any derivatives.

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTEGRATED RESEARCH VIP FUND

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.55% up to $100 million, 0.50% up to $300 million, and 0.40% in excess of $300 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2019 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 0.96% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). Prior to April 9, 2018, the expense limitation was 0.96%. The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, may be terminated only upon approval of the Board of Trustees, and is subject to Park Avenue’s recoupment rights. For the year ended December 31, 2018, Park Avenue waived fees and/or paid Fund expenses in the amount of $162,831.

Park Avenue may be entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at

16

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTEGRATED RESEARCH VIP FUND

the time of the recoupment, if any. The amount available for potential future recoupment by Park Avenue from the Fund under the Expense Limitation Agreement and the expiration schedule at December 31, 2018 are as follows:

	Potential Recoupment Amounts Expiring
Total Potential Recoupment Amounts	2021	2020	2019
$436,893	$162,831	$194,792	$79,270

Park Avenue has entered into a Sub-Advisory Agreement with Massachusetts Financial Services Company (“MFS”). MFS is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2018, the Fund paid distribution fees in the amount of $28,475 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $6,548,873 and $7,928,151, respectively, for the year ended December 31, 2018. During the year ended December 31, 2018, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented

17

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTEGRATED RESEARCH VIP FUND

or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a $10 million committed revolving credit facility from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the higher of the daily one-month LIBOR rate and the Federal Funds rate plus 1.25% at the time of borrowing. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until December 10, 2019. The Fund did not utilize the credit facility during the year ended December 31, 2018.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Recent Accounting Pronouncement

On August 17, 2018, the U.S. Securities and Exchange Commission (“SEC”) voted to adopt amendments to certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other SEC disclosure requirements, GAAP, or changes in the information environment. The SEC will also be referring certain SEC disclosure requirements that overlap with, but require information incremental to, GAAP to the FASB for potential incorporation into GAAP. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. As such, the financial statements herein have been updated to conform with these new requirements, which had no effect on the Fund’s net assets or results of operations.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of Guardian Integrated Research VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Integrated Research VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

February 19, 2019

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of Investment Advisory and Sub-advisory Agreements

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that a fund’s board of trustees annually review and consider the continuation of the fund’s investment advisory and sub-advisory agreements. The continuation of any such agreement must be approved by a vote of a majority of the trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of a party to the agreement at an in-person meeting of the board called for the purpose of voting on such approval.

At a meeting of the Board of Trustees (the “Board”) of Guardian Variable Products Trust (the “Trust”) held on March 27-28, 2018, the Board considered and unanimously voted to approve the continuation of the investment management agreement (the “Management Agreement”) between Park Avenue Institutional Advisers LLC (the “Manager”) and the Trust, on behalf of the following 11 series, Guardian Core Plus Fixed Income VIP Fund, Guardian Diversified Research VIP Fund, Guardian Growth & Income VIP Fund, Guardian Integrated Research VIP Fund, Guardian International Growth VIP Fund, Guardian International Value VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Large Cap Disciplined Value VIP Fund, Guardian Large Cap Fundamental Growth VIP Fund, Guardian Mid Cap Relative Value VIP Fund and Guardian Mid Cap Traditional Growth VIP Fund (the “Funds”). The Board also considered and unanimously voted to approve the continuation of the sub-advisory agreements (the “Sub-advisory Agreements,” collectively with the Management Agreement, the “Agreements”) between the Manager and the following investment advisory firms serving as sub-advisers to the Funds, ClearBridge Investments LLC, Wellington Management Company LLP, Massachusetts Financial Services Company, Putnam Investment Management, LLC, Boston Partners Global Investors, Inc., AllianceBernstein L.P., Janus Capital Management LLC, Wells Capital Management Incorporated, J.P. Morgan Investment Management Inc., Lazard Asset Management LLC, and Lord, Abbett & Co. LLC (the “Sub-advisers”). The continuation of the Agreements for a one-year period was unanimously approved by the Trustees who are not parties to the Agreements or “interested persons” (as defined in the 1940 Act) of a party to the Agreements (the “Independent Trustees”).

The Board is responsible for overseeing the management of each Fund. In determining whether to approve the continuation of the Agreements, the Trustees evaluated information and factors that they considered to be relevant and appropriate through the exercise of their own business judgment. The Trustees considered certain information and factors in light of advice furnished to them by legal counsel to the Trust and, in the case of the Independent Trustees, their independent legal counsel.

In advance of the meeting held on March 27-28, 2018, the Trustees received materials and information designed to assist their consideration of the Agreements, including written responses from the Manager and each Sub-adviser to a series of questions and requests for information covering a wide variety of topics provided by independent legal counsel on behalf of the Independent Trustees. Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, was retained to provide the Trustees with reports on how each Fund’s contractual management fees, actual management fees, overall expense ratios and investment performance compared to those of “peer funds” selected by Broadridge that are offered as investment options underlying variable contracts. The Trustees also received materials and information regarding the legal standards applicable to their consideration of the Agreements and the process and criteria used by the Manager to oversee the Sub-advisers. During the course of their deliberations, the Independent Trustees met to discuss and evaluate the Agreements in executive session with their independent legal counsel, outside of the presence of the Trustees who are not Independent Trustees and representatives from Fund management, the Manager or any Sub-adviser.

In reaching its decisions to approve the continuation of the Agreements, the Board took into account the materials and information described above as well as other materials and information provided to the Board and discussed with and among the Trustees, including information regarding the Funds furnished to the Board by the Manager throughout the year. Individual Trustees may have given different weight to different factors and information with respect to each Agreement, and the Trustees did not identify any single factor or information that, in isolation, would be controlling in deciding to approve the continuation of the Agreements.

The discussion below is intended to summarize the broad factors that figured prominently in the Board’s decisions to approve the continuation of the Agreements rather than to be all-inclusive. These broad factors included: (i) the nature, extent and quality of the services provided to the Funds by the Manager and the Sub-advisers; (ii) the investment performance of the

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

Funds; (iii) the fees charged and estimated profitability; (iv) the extent to which economies of scale may exist for a Fund, and the extent to which a Fund may benefit from economies of scale; and (v) any other benefits derived by the Manager or the Sub-advisers (or their respective affiliates) from their relationships with the Funds. In addition to considering the above-referenced factors, the Board observed that there are a range of investment options available to variable contract owners who may invest in the Funds, and that these contract owners, having had the opportunity to consider other investment options, may choose to invest or remain invested in the Funds.

Nature, Extent and Quality of Services

The Trustees considered information regarding the nature, extent and quality of services provided to the Funds by the Manager. The Trustees also considered the range of investment advisory services and non-investment advisory services provided by the Manager, notably coordinating the preparation and filing of various regulatory documents, coordinating the preparation and assembly of Board meeting materials and assisting the Board with certain valuation matters.

The Trustees considered the operation of the Funds in a “manager-of-managers” structure and the responsibilities that the Manager has under this structure, including monitoring and evaluating the performance of the Sub-advisers, monitoring the Sub-advisers for adherence to the stated investment objectives, strategies, policies and restrictions of the Funds and supervising the Sub-advisers with respect to the services that the Sub-advisers provide under the Sub-advisory Agreements. The Trustees also considered the process used by the Manager, consistent with this structure, to identify and recommend sub-advisers, and its ability to monitor and oversee sub-advisers and recommend replacement sub-advisers, when necessary, and provide other services under the Management Agreement. The Trustees reviewed information regarding the experience and background of the Manager’s key personnel and the Manager’s organizational structure and resources, including investment, legal and administrative capabilities of the Manager. In this regard, the Trustees recognized that the Funds benefit from the Manager’s use of similar resources and capabilities of its affiliates in providing services to the Funds.

The Trustees considered information regarding the nature, extent and quality of services provided to the Funds by the Sub-advisers. The Trustees also considered, among other things, the range of investment advisory services provided by the Sub-advisers under the oversight of the Manager. In evaluating these investment advisory services, the Trustees considered, among other things, the Sub-advisers’ investment philosophies, styles and/or processes and approach to managing risk. The Trustees received and evaluated information regarding the background, education, expertise and/or experience of the investment professionals that serve as portfolio managers for the Funds and the capabilities, resources and reputations of the Sub-advisers.

Based upon these considerations, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Funds by the Manager and each Sub-adviser.

Investment Performance

The Board considered the investment performance of each Fund. Among other reports, the Board reviewed the performance of the Funds for the one-year and since inception periods compared to a universe of peer funds selected by Broadridge. The Board noted that the Funds had performance records of less than two years and that the Board had reviewed longer performance records of the funds or accounts managed by the Sub-advisers with similar strategies as the applicable Fund, when available, when the Board initially approved the Agreements in 2016. The Broadridge report placed the Funds in the following quintiles of the relevant peer universe for the one-year and since inception periods, respectively: Guardian Core Plus Fixed Income VIP Fund (3rd, 3rd), Guardian Diversified Research VIP Fund (2nd, 2nd), Guardian Growth & Income VIP Fund (1st, 1st), Guardian Integrated Research VIP Fund (4th, 5th), Guardian International Growth VIP Fund (3rd, 2nd), Guardian International Value VIP Fund (3rd, 5th), Guardian Large Cap Disciplined Growth VIP Fund (3rd, 4th), Guardian Large Cap Disciplined Value VIP Fund (1st, 1st), Guardian Large Cap Fundamental Growth VIP Fund (5th, 4th), Guardian Mid Cap Relative Value VIP Fund (4th, 3rd) and Guardian Mid Cap Traditional Growth VIP Fund (2nd, 2nd).

The Board considered the investment reports provided by the Manager since commencement of operations of the Funds during quarterly Board meetings. The Board also considered the Manager’s analysis of Sub-adviser performance and the steps taken by the Manager and the Sub-advisers to seek to improve performance and the results of those steps.

In light of the considerations noted above, the Board concluded that it had continued confidence in the Manager’s and the Sub-advisers’ overall capabilities to manage the Funds.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Costs and Profitability

The Trustees considered the management fees paid by the Funds to the Manager under the Management Agreement and evaluated the reasonableness of these fees. The Trustees received and reviewed information with respect to the management fees, including the portion of the management fees paid to each Sub-adviser, and the management fees paid by other funds offered as investment options underlying variable contracts within the applicable peer group selected by Broadridge. The Broadridge report placed the Funds in the following quintiles of the relevant expense peer group for the contractual management fees and actual management fees, respectively: Guardian Core Plus Fixed Income VIP Fund (1st, 3rd), Guardian Diversified Research VIP Fund (2nd, 3rd), Guardian Growth & Income VIP Fund (1st, 1st), Guardian Integrated Research VIP Fund (1st, 2nd), Guardian International Growth VIP Fund (1st, 2nd), Guardian International Value VIP Fund (3rd, 2nd), Guardian Large Cap Disciplined Growth VIP Fund (1st, 1st), Guardian Large Cap Disciplined Value VIP Fund (1st, 1st), Guardian Large Cap Fundamental Growth VIP Fund (1st, 1st), Guardian Mid Cap Relative Value VIP Fund (1st, 1st) and Guardian Mid Cap Traditional Growth VIP Fund (3rd, 4th).

The Trustees considered the sub-advisory fees paid under the Sub-advisory Agreements and evaluated the reasonableness of those fees. The Trustees also considered that the fees paid to the Sub-advisers are paid by the Manager and not the Funds and that the Manager had negotiated the fees with the Sub-advisers at arm’s-length. In addition, the Trustees considered the portion of the management fees paid to each Sub-adviser as compared to the portion retained by the Manager.

The Trustees received and reviewed information in the Broadridge report comparing each Fund’s operating expense ratio to the actual operating expense ratios of a peer group of funds selected by Broadridge. The Trustees considered the Manager’s commitment to limit each Fund’s operating expenses through an expense limitation agreement with the Trust. The Broadridge report placed the Funds in the following quintiles of the relevant expense peer group for the operating expense ratio: Guardian Core Plus Fixed Income VIP Fund (2nd), Guardian Diversified Research VIP Fund (2nd), Guardian Growth & Income VIP Fund (2nd), Guardian Integrated Research VIP Fund (1st), Guardian International Growth VIP Fund (3rd), Guardian International Value VIP Fund (1st), Guardian Large Cap Disciplined Growth VIP Fund (1st), Guardian Large Cap Disciplined Value VIP Fund (2nd), Guardian Large Cap

Fundamental Growth VIP Fund (1st), Guardian Mid Cap Relative Value VIP Fund (1st) and Guardian Mid Cap Traditional Growth VIP Fund (3rd).

Although the Board recognized that the comparisons between the management fees and anticipated operating expenses of the Funds and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Trustees found that the comparative information supported their consideration and approval of the management fees and evaluation of operating expenses.

The Trustees reviewed information regarding the Manager’s costs of sponsoring the Funds and estimated profitability of the Funds to the Manager. The Trustees noted that the information contained estimates, such as allocations of expenses. Although the Trustees did not receive specific cost and profitability information from certain Sub-advisers, the Trustees primarily considered the cost and profitability information relating to the Manager because the Manager is responsible for payment of the sub-advisory fees and negotiated the fees with the Sub-advisers at arm’s-length.

Based on the consideration of the information and factors summarized above, as well as other information and factors deemed relevant by the Trustees, the Trustees concluded that the management and sub-advisory fees were reasonable in light of the nature, extent and quality of services rendered to the Funds by the Manager and the Sub-advisers. The Trustees also concluded that the estimated profitability of the Funds to the Manager was acceptable.

Economies of Scale

The Trustees considered the extent to which economies of scale may be shared as assets grow based on current asset levels of the Funds, anticipated asset levels over the next year, the current management and sub-advisory fee rates, the expense limitation arrangements, and any management and sub-advisory fee breakpoints, which reduce fee rates as assets increase. Based on those factors, the Board concluded that it was satisfied with the extent to which any economies of scale would be shared for the benefit of Fund shareholders. The Board noted that it would continue to monitor future growth in each Fund’s assets and whether additional steps are required to share appropriately any economies of scale with Fund shareholders.

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

Ancillary Benefits

The Trustees considered the benefits, other than management fees, that the Manager and/or its affiliates receive because of the Manager’s relationship with the Funds. The Trustees acknowledged that the Funds serve as investment options under variable contracts issued by an affiliate of the Manager that receives fees under those contracts and that Park Avenue Securities LLC, an affiliate of the Manager and principal underwriter of the Funds, and an insurance company affiliated with the Manager receive fees from the Funds under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act. The Trustees considered that the Manager and its affiliates may benefit from (i) greater efficiencies in annuity administration and operations and potential cost savings due to a reduction in the number of unaffiliated funds available as annuity contract investment options, and (ii) increased dividends-received deductions due to the Funds’ status under the tax laws as disregarded entities. In addition, the

Trustees considered the potential benefits, other than sub-advisory fees, that the Sub-advisers and their affiliates receive because of their relationships with the Funds, including the potential increased ability to use soft dollars consistent with Trust policies and other benefits from increases in assets under management. The Trustees concluded that benefits that accrue to the Manager and its affiliates are reasonable and the benefits that accrue to the Sub-advisers and their affiliates are consistent with those expected for a sub-adviser to a mutual fund such as the applicable Fund.

Conclusion

Based on a comprehensive consideration and evaluation of all of the information and factors summarized above, among others, the Board voting as a whole, including the Independent Trustees voting separately, unanimously approved the continuation of the Agreements.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris† (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuity Distributors (2013–2015); Director/Trustee, Advanced Series Trust, Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	16	None.

Theda R. Haber† (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (since 2015); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry) (since 2012); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998–2006).	16	None.

Marshall Lux† (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	16	None.

Lisa K. Polsky† (born 1956)	Trustee	Senior Risk Advisor, AQR (investment management) (since 2016); Senior Risk Advisor, Ultra Capital (venture capital) (since 2016); Board Member and Chair of Risk Committee, DeutscheBank IHC (financial services) (since May 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	16	None.

John Walters† (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (since 2015); Board Member, Stadion Money Management LLC (investment adviser) (since 2011); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	16	None.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustee
Interested Trustees

Gordon Dinsmore** (born 1952)	Trustee	Senior Vice President, Head of Product and President of Berkshire, The Guardian Life Insurance Company of America.	16	None.

Marc Costantini** (born 1969)	Chairman and Trustee	Executive Vice President, Group and Worksite Markets, The Guardian Life Insurance Company of America (since 2017); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America (2014–2017); Executive Vice President, Manulife Financial prior thereto (various positions from 1990–2014).	16	None.

*

Each Trustee except for Mr. Dinsmore began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Mr. Dinsmore has served as a Trustee since November 2017. The business address of each Trustee is 7 Hanover Square, New York, New York 10004.

**

Each of Gordon Dinsmore and Marc Costantini is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

***	As of the date of this report, the Trust currently consists of 16 separate Funds.
†	Member of the Audit Committee of the Trust.

The following table provides information about the Officers of the Trust.

Name and Year of Birth	Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years

Gordon Dinsmore (born 1952)	President and Principal Executive Officer (Since November 2017)	Senior Vice President, Head of Product and President of Berkshire, The Guardian Life Insurance Company of America.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Vice President, Chief Financial Officer, Equity Profit Center, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Senior Vice President, Corporate Secretary, The Guardian Life Insurance Company of America (since 2015); Senior Vice President, Deputy General Counsel, Corporate Secretary, Voya Financial, Inc. (2013–2014); Managing Director, Senior Counsel, Corporate Secretary, BlackRock, Inc. prior thereto.

Richard T. Potter (born 1954)	Senior Vice President and Chief Legal Officer	Vice President and Equity Counsel, The Guardian Life Insurance Company of America.

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Executive Director, Chief Compliance Officer, Morgan Stanley (2015–2017); Vice President, Morgan Stanley (2013–2015); Vice President, Corporate Audit Group–Compliance, Morgan Stanley prior thereto.

James R. Anderson (born 1963)	Anti-Money Laundering Officer (Since November 2017)	Second Vice President, Agency and Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America.

Kathleen M. Moynihan (born 1966)	Senior Counsel	Senior Counsel, The Guardian Life Insurance Company of America.

Maria Nydia Morrison (born 1958)	Fund Controller	Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2015); Chief Financial Officer/Assistant Operating Officer, St. Francis De Assisi Montessori School (Plaridel, Bulacan), Inc. (Philippines) (2013–2015); Vice President, Bank of New York Mellon prior thereto.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years

Sonya L. Crosswell (born 1977)	Assistant Secretary	Assistant Vice President, Assistant Corporate Secretary and Secretary Pro Tem, The Guardian Life Insurance Company of America (since 2014); Vice President, Secretary and Assistant General Counsel, Carver Federal Savings Bank prior thereto.

*

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 7 Hanover Square, New York, New York 10004.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-Q or Form N-PORT (for filings beginning in April 2019 relating to March 31, 2019 data). The Fund’s Form N-Q or Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-Q or Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/
Prospectuses.

Beginning in April 2019, the Fund will cease to disclose its holdings on Form N-Q and will file Form N-PORT with the Securities and Exchange Commission on a monthly basis, with the information contained on Form N-PORT for the last month of the Fund’s fiscal quarter being made public by the Securities and Exchange Commission 60 days after the end of the Fund’s fiscal quarter.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/
Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

27

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10004-4025

PUB8170

Guardian Variable

Products Trust

2018

Annual Report

All Data as of December 31, 2018

Guardian Diversified Research VIP Fund

Important Notice

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail from The Guardian Insurance & Annuity Company, Inc. (“GIAC”). Instead, GIAC will mail you a notice when copies of the shareholder reports are made available on a website. You will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not yet elected electronic delivery, at any time, you may elect to receive the Fund’s shareholder reports and certain other communications from GIAC electronically, by going to www.guardianlife.com and registering for e-delivery.

You may instead elect to receive all future shareholder reports in paper free of charge. If you wish to receive paper copies of your shareholder reports, please call GIAC’s Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342). Your election to receive reports in paper will apply to all the underlying funds available.

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Diversified Research VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2018. The views expressed in the Fund Commentary are those of the Fund’s portfolio manager(s) as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC or a sub-adviser. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN DIVERSIFIED RESEARCH VIP FUND

FUND COMMENTARY OF PUTNAM INVESTMENT MANAGEMENT, LLC, SUB-ADVISER

Highlights

•	Guardian Diversified Research VIP Fund (the “Fund”) returned -6.40%, underperforming its benchmark, the Standard & Poor’s 500® Index[1] (the “Index”), for the 12 months ended December 31, 2018. Although stock selection and sector allocation were modestly positive factors relative to the Index, the Fund underperformed primarily due to impacts from currency and cash exposure. Stock selection in the consumer staples, energy, industrials, consumer discretionary, utilities and health care sectors benefited relative performance. Stock selection in the information technology, financials, materials, and communication services sectors detracted from relative performance.

•	The Index returned -4.38% for the period. The negative return can primarily be attributed to weak performance in the financials, communication services, industrials, energy and consumer staples sectors. To an extent, positive performance from information technology, health care and consumer discretionary stocks offset the weak performance.

Market Overview

The year started with optimism, lifted by the passage of the Tax Cuts and Jobs Act, which ushered in significant tax breaks for corporations. In February, however, a report of rising wage inflation led to a sharp market downturn. Stocks recovered, but slid again in March when President Trump proposed tariffs on aluminum and steel imports, raising concerns about a trade war with China. As a result, U.S. equities endured a turbulent first quarter. The Dow Jones Industrial Average recorded two 1,000-point drops, and major indexes entered correction territory, sparking a global sell-off.

Despite the heightened volatility, stocks rebounded during the second quarter on the back of strong U.S. economic performance and corporate earnings. However, optimism was softened by concerns about protectionist measures between the United States and its major trading partners. Despite a challenging macro-economic backdrop, the gains continued in the third quarter with the Index recording its best quarterly performance since the end of 2013. Stocks were lifted by strong economic growth and positive corporate earnings. According to an August 2018 report, the U.S.

added more jobs than expected and wages grew at the fastest pace since 2009. The final reading of second-quarter GDP was 4.2%, and a gauge of consumer sentiment also reached new highs. Still, trade policy caused some pullbacks in the markets as the United States added tariffs to $200 billion in Chinese goods, and stalled NAFTA negotiations raised concern about whether Canada would join a new pact with the United States and Mexico.

U.S. equities began the fourth quarter after notching significant year-to-date gains. However, the gains were quickly erased by a steep sell-off that resulted in all three major indexes posting their worst annual performance in a decade. The impact of escalating trade tensions between the United States and China, concerns about a global economic slowdown, and political uncertainty fueled market volatility during the final quarter. Economic data was generally positive, although the trade deficit continued to widen, import prices increased, and consumer sentiment weakened. Worries about excess oil supply and slowing global growth caused volatility in the energy market. The spread between the two- and 10-year Treasury yields narrowed the most since 2007, fueling fear that the flattening yield curve may be signaling a recession. In this environment, U.S. equities, as measured by the Index, posted a loss of -4.38% for the year.

Portfolio Review

Although stock selection and sector allocation were modestly positive factors relative to the Index, they were essentially in line with the Index’s performance. As a result, the Fund underperformed the Index due to impacts from currency and cash exposure. The Fund added value relative to the Index through stock selection in the consumer staples, energy, industrials, consumer discretionary, utilities and health care sectors. However, this was offset by unfavorable stock selection in the information technology, financials, materials, and communication services sectors. The real estate sector performed in line with the Index.

Outlook

Many U.S. equity investors greeted the new year with an array of heightened concerns. A difficult December had brought volatility, a year-end correction, and annual losses for all three major equity indexes. Many of the issues that worried investors throughout 2018, including

1

The Standard & Poor’s 500® Index (the “Index”) is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The Index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index, and, unlike the Fund, the Index does not incur fees or expenses.

1

GUARDIAN DIVERSIFIED RESEARCH VIP FUND

geopolitical instability, uncertainty about monetary policy, and the U.S.–China trade dispute, contributed to the downturn.

The U.S.-China trade dispute remained among the top concerns, despite the “non-escalation” agreement in December that paused hikes in tariffs for 90 days. Higher tariffs typically undermine confidence among corporate leaders and complicate and delay investments in their businesses. Tariff hikes can also lead to inflationary pressure, reduce demand for products, and, ultimately, shrink profit margins.

Aside from tariffs, we believe a slowing economy in China — which has been such a strong engine of global growth — is another key risk to equities. Uncertainty around Brexit is a third, which could be destabilizing for the United Kingdom, with ripple effects throughout Europe. Finally, monetary policy and concerns about continued interest-rate hikes can put pressure on global economies, particularly emerging markets.

Looking ahead, we believe the key risks weighing on equity markets may subside. We also believe that a favorable resolution of the tariff conflict is quite possible. Even if an agreement is only partial in scope, equity markets should respond positively. In terms of U.S. interest rates, we have seen that the U.S. Federal Reserve is willing to take a more dovish stance when rate hikes are taking a toll on markets. In China, we’re seeing signs of more aggressive stimulus measures, which could improve the economic outlook for both China and global markets. And of course, market downturns naturally bring opportunities in the form of more attractive valuations for companies whose fundamental prospects are strong. In addition, we believe equities remain attractive relative to other asset classes.

Funds in the Guardian Variable Products Trust are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses or to obtain a printed copy, call 1-888-GUARDIAN (1-888-482-7342).

As with all mutual funds, the value of an investment in the Fund could decline, and you could lose money. Diversification does not guarantee profit or protect against loss, and there can be no assurance that the Fund will achieve its investment objective. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets. Investing in large-capitalization companies involves risks such as having low growth rates, and slow responsiveness to competitive challenges or opportunities than in the case of smaller companies. Investments in growth companies may be highly volatile. Growth stocks may not realize their perceived growth potential and during certain periods the Fund may underperform other equity funds that employ a different style. Value stocks may not realize their perceived value and during certain periods the Fund may underperform other equity funds that employ a different style. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

2

GUARDIAN DIVERSIFIED RESEARCH VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $148,193,229

Sector Allocation[1] As of December 31, 2018

Top Ten Holdings[2] As of December 31, 2018

Holding	% of Total Net Assets
Microsoft Corp.	4.02%
Alphabet, Inc., Class A	3.07%
Amazon.com, Inc.	2.97%
Apple, Inc.	2.72%
Bank of America Corp.	2.20%
The Coca-Cola Co.	2.17%
Visa, Inc., Class A	1.94%
The Home Depot, Inc.	1.78%
The Procter & Gamble Co.	1.68%
Facebook, Inc., Class A	1.67%
Total	24.22%

1	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

GUARDIAN DIVERSIFIED RESEARCH VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2018

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Diversified Research VIP Fund	9/1/2016	-6.40%	—	—	7.50%
Standard & Poor’s 500® Index		-4.38%	—	—	8.51%

Results of a Hypothetical $10,000 Investment As of December 31, 2018

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Diversified Research VIP Fund and the Standard & Poor’s 500® Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

4

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18-12/31/18	Expense Ratio During Period 7/1/18-12/31/18
Based on Actual Return	$1,000.00	$917.10	$4.93	1.02%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.06	$5.19	1.02%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

SCHEDULE OF INVESTMENTS — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

December 31, 2018	Shares	Value
Common Stocks – 98.7%

Aerospace & Defense – 1.6%

Textron, Inc.	16,030	$737,220

The Boeing Co.	4,918	1,586,055

		2,323,275
Automobiles – 1.2%

General Motors Co.	53,323	1,783,654

		1,783,654
Banks – 5.5%

Bank of America Corp.	132,210	3,257,654

Citigroup, Inc.	40,507	2,108,794

JPMorgan Chase & Co.	15,534	1,516,429

Wells Fargo & Co.	27,193	1,253,054

		8,135,931
Beverages – 2.8%

PepsiCo, Inc.	8,259	912,454

The Coca-Cola Co.	67,896	3,214,876

		4,127,330
Biotechnology – 2.7%

AbbVie, Inc.	4,402	405,820

Amgen, Inc.	4,400	856,548

Biogen, Inc.(1)	2,811	845,886

Celgene Corp.(1)	7,588	486,315

Gilead Sciences, Inc.	7,000	437,850

Regeneron Pharmaceuticals, Inc.(1)	769	287,222

Vertex Pharmaceuticals, Inc.(1)	4,541	752,489

		4,072,130
Building Products – 0.7%

Fortune Brands Home & Security, Inc.	3,096	117,617

Johnson Controls International PLC	28,685	850,510

		968,127
Capital Markets – 5.0%

Apollo Global Management LLC, Class A	5,599	137,399

BlackRock, Inc.	2,552	1,002,477

E*TRADE Financial Corp.	26,766	1,174,492

Intercontinental Exchange, Inc.	9,773	736,200

KKR & Co., Inc., Class A	81,342	1,596,744

Raymond James Financial, Inc.	15,200	1,131,032

The Goldman Sachs Group, Inc.	9,349	1,561,750

		7,340,094
Chemicals – 2.7%

Celanese Corp.	1,086	97,707

DowDuPont, Inc.	30,901	1,652,585

Ecolab, Inc.	1,187	174,904

FMC Corp.	9,475	700,771

RPM International, Inc.	1,674	98,398

The Sherwin-Williams Co.	2,749	1,081,622

WR Grace & Co.	2,646	171,752

		3,977,739

December 31, 2018	Shares	Value
Commercial Services & Supplies – 0.8%

Waste Connections, Inc.	15,994	$1,187,554

		1,187,554
Construction Materials – 0.3%

Summit Materials, Inc., Class A(1)	31,770	393,948

		393,948

Containers & Packaging – 0.3%

Ball Corp.	11,195	514,746

		514,746
Diversified Telecommunication Services – 1.5%

AT&T, Inc.	41,910	1,196,111

Verizon Communications, Inc.	17,721	996,275

		2,192,386
Electric Utilities – 2.9%

American Electric Power Co., Inc.	19,752	1,476,264

Duke Energy Corp.	8,099	698,944

Edison International	3,073	174,454

Exelon Corp.	24,007	1,082,716

NextEra Energy, Inc.	4,562	792,967

PG&E Corp.(1)	2,176	51,680

		4,277,025
Electrical Equipment – 1.1%

Emerson Electric Co.	27,897	1,666,846

		1,666,846
Entertainment – 2.2%

Activision Blizzard, Inc.	33,925	1,579,887

Live Nation Entertainment, Inc.(1)	11,101	546,724

Twenty-First Century Fox, Inc., Class A	23,036	1,108,493

		3,235,104
Equity Real Estate Investment – 0.9%

Gaming and Leisure Properties, Inc. REIT	20,758	670,691

SBA Communications Corp. REIT(1)	4,552	736,923

		1,407,614
Food & Staples Retailing – 2.1%

BJ’s Wholesale Club Holdings, Inc.(1)	31,553	699,214

Costco Wholesale Corp.	3,274	666,947

Walgreens Boots Alliance, Inc.	7,750	529,557

Walmart, Inc.	13,757	1,281,465

		3,177,183
Food Products – 1.2%

McCormick & Co., Inc.	5,826	811,212

The Hershey Co.	8,818	945,113

		1,756,325
Health Care Equipment & Supplies – 5.1%

Baxter International, Inc.	10,761	708,289

Becton Dickinson and Co.	7,253	1,634,246

Boston Scientific Corp.(1)	13,423	474,369

Danaher Corp.	22,885	2,359,901

Edwards Lifesciences Corp.(1)	2,648	405,594

ICU Medical, Inc.(1)	2,663	611,505

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

December 31, 2018	Shares	Value
Health Care Equipment & Supplies (continued)

Intuitive Surgical, Inc.(1)	1,521	$728,437

The Cooper Cos., Inc.	2,557	650,757

		7,573,098
Health Care Providers & Services – 2.1%

Cigna Corp.	8,485	1,611,471

UnitedHealth Group, Inc.	6,279	1,564,225

		3,175,696
Hotels, Restaurants & Leisure – 2.4%

Chipotle Mexican Grill, Inc.(1)	1,760	759,950

Hilton Worldwide Holdings, Inc.	14,203	1,019,776

MGM Resorts International	15,362	372,682

Wynn Resorts Ltd.	6,632	655,971

Yum China Holdings, Inc.	24,362	816,858

		3,625,237
Household Products – 2.2%

The Clorox Co.	5,120	789,197

The Procter & Gamble Co.	27,085	2,489,653

		3,278,850
Independent Power and Renewable Electricity Producers – 0.7%

NRG Energy, Inc.	26,306	1,041,718

		1,041,718
Industrial Conglomerates – 2.4%

Honeywell International, Inc.	17,200	2,272,464

Roper Technologies, Inc.	4,940	1,316,609

		3,589,073
Insurance – 2.8%

American International Group, Inc.	20,665	814,408

Assured Guaranty Ltd.	34,023	1,302,400

Chubb Ltd.	4,611	595,649

Prudential PLC (United Kingdom)	79,338	1,417,537

		4,129,994
Interactive Media & Services – 5.1%

Alphabet, Inc., Class A(1)	4,363	4,559,160

Facebook, Inc., Class A(1)	18,914	2,479,436

Tencent Holdings Ltd., ADR	12,733	502,572

		7,541,168
Internet & Direct Marketing Retail – 3.8%

Alibaba Group Holding Ltd., ADR(1)	1,338	183,399

Amazon.com, Inc.(1)	2,932	4,403,776

Booking Holdings, Inc.(1)	566	974,890

		5,562,065
IT Services – 3.9%

DXC Technology Co.	22,260	1,183,564

Fidelity National Information Services, Inc.	6,387	654,987

First Data Corp., Class A(1)	39,078	660,809

GoDaddy, Inc., Class A(1)	6,462	424,036

Visa, Inc., Class A	21,757	2,870,619

		5,794,015

December 31, 2018	Shares	Value
Life Sciences Tools & Services – 0.4%

Mettler-Toledo International, Inc.(1)	1,146	$648,155

		648,155
Machinery – 0.9%

Deere & Co.	3,390	505,686

Fortive Corp.	11,784	797,306

		1,302,992
Media – 1.3%

Charter Communications, Inc., Class A(1)	3,412	972,318

Comcast Corp., Class A	28,983	986,871

		1,959,189

Metals & Mining – 0.2%

Alcoa Corp.(1)	8,365	222,342

		222,342
Multi-Utilities – 0.6%

CenterPoint Energy, Inc.	9,877	278,828

Dominion Energy, Inc.	7,592	542,524

		821,352
Oil, Gas & Consumable Fuels – 5.9%

Anadarko Petroleum Corp.	13,076	573,252

BP PLC (United Kingdom)	381,734	2,408,521

Cairn Energy PLC (United Kingdom)(1)	206,638	394,328

Cenovus Energy, Inc. (Canada)	235,433	1,655,550

ConocoPhillips	9,938	619,634

Enterprise Products Partners LP	30,973	761,626

Exxon Mobil Corp.	15,704	1,070,856

Kinder Morgan, Inc.	67,756	1,042,087

Noble Energy, Inc.	14,814	277,911

		8,803,765
Pharmaceuticals – 4.4%

Bristol-Myers Squibb Co.	3,606	187,440

Eli Lilly & Co.	8,423	974,710

Jazz Pharmaceuticals PLC(1)	4,614	571,951

Johnson & Johnson	10,264	1,324,569

Merck & Co., Inc.	24,944	1,905,971

Pfizer, Inc.	34,858	1,521,552

		6,486,193
Road & Rail – 1.7%

Norfolk Southern Corp.	5,535	827,704

Union Pacific Corp.	11,824	1,634,431

		2,462,135
Semiconductors & Semiconductor Equipment – 3.8%

Intel Corp.	28,318	1,328,964

NXP Semiconductors N.V.	18,110	1,327,101

ON Semiconductor Corp.(1)	47,280	780,593

QUALCOMM, Inc.	38,042	2,164,970

		5,601,628
Software – 6.7%

Adobe, Inc.(1)	6,911	1,563,545

Everbridge, Inc.(1)	12,425	705,243

Microsoft Corp.	58,609	5,952,916

The accompanying notes are an integral part of these financial statements.	7

SCHEDULE OF INVESTMENTS — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

December 31, 2018	Shares	Value
Software (continued)

salesforce.com, Inc.(1)	12,067	$1,652,817

		9,874,521
Specialty Retail – 3.0%

Advance Auto Parts, Inc.	2,619	412,388

Burlington Stores, Inc.(1)	1,957	318,345

O’Reilly Automotive, Inc.(1)	863	297,157

The Home Depot, Inc.	15,330	2,634,001

The TJX Cos., Inc.	18,218	815,073

		4,476,964
Technology Hardware, Storage & Peripherals – 2.7%

Apple, Inc.	25,585	4,035,778

		4,035,778

Textiles, Apparel & Luxury Goods – 0.7%

NIKE, Inc., Class B	14,111	1,046,190

		1,046,190
Trading Companies & Distributors – 0.4%

Yellow Cake PLC (United Kingdom)(1)(2)	218,884	638,572

		638,572

Total Common Stocks (Cost $154,743,851)		146,227,701
Exchange–Traded Funds – 0.5%

SPDR S&P 500 ETF Trust	2,723	680,532

Total Exchange–Traded Funds (Cost $717,007)		680,532

December 31, 2018	Principal Amount	Value
Short–Term Investment – 0.9%

Repurchase Agreements – 0.9%

Fixed Income Clearing Corp., 0.50%, dated 12/31/2018, proceeds at maturity value of $1,406,039, due 1/2/2019(3)	$1,406,000	$1,406,000

Total Repurchase Agreements (Cost $1,406,000)		1,406,000

Total Investments – 100.1% (Cost $156,866,858)		148,314,233

Liabilities in excess of other assets – (0.1)%		(121,004)

Total Net Assets – 100.0%		$148,193,229

(1)	Non–income–producing security.
(2)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, normally to certain qualified buyers. At December 31, 2018, the aggregate market value of these securities amounted to $638,572, representing 0.4% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	2.875%	7/31/2025	$1,400,000	$1,436,543

Legend:

ADR — American Depositary Receipt

REIT — Real Estate Investment Trust

The following is a summary of the inputs used as of December 31, 2018 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks	$141,368,743	$4,858,958	*	$—	$146,227,701
Exchange–Traded Funds	680,532	—		—	680,532
Repurchase Agreements	—	1,406,000		—	1,406,000
Total	$142,049,275	$6,264,958		$—	$148,314,233

*

Consists of certain foreign securities whose values were determined by a pricing service using pricing models (See Note 2a in Notes to Financial Statements). These investments in securities were classified as Level 2 rather than Level 1.

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

Statement of Assets and Liabilities As of December 31, 2018
Assets

Investments, at value	$148,314,233

Cash	850

Dividends/interest receivable	87,121

Reimbursement receivable from adviser	4,666

Foreign tax reclaims receivable	1,430

Prepaid expenses	11,685

Total Assets	148,419,985

Liabilities

Investment advisory fees payable	77,621

Payable for investments purchased	45,716

Distribution fees payable	32,342

Payable for fund shares redeemed	20,743

Accrued audit fees	15,000

Accrued custodian and accounting fees	9,343

Accrued trustees’ and officers’ fees	2,265

Accrued expenses and other liabilities	23,726

Total Liabilities	226,756

Total Net Assets	$148,193,229

Net Assets Consist of:

Paid-in capital	$152,007,739

Distributable loss	(3,814,510)

Total Net Assets	$148,193,229

Investments, at Cost	$156,866,858

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	12,513,640

Net Asset Value Per Share	$11.84

Statement of Operations For the Year Ended December 31, 2018
Investment Income

Dividends	$2,159,636

Interest	7,352

Withholding taxes on foreign dividends	(12,680)

Total Investment Income	2,154,308

Expenses

Investment advisory fees	759,203

Distribution fees	316,335

Trustees’ and officers’ fees	79,512

Custodian and accounting fees	67,486

Professional fees	58,226

Administrative fees	44,746

Transfer agent fees	17,404

Shareholder reports	11,217

Other expenses	19,377

Total Expenses	1,373,506

Less: Fees waived	(84,844)

Total Expenses, Net	1,288,662

Net Investment Income/(Loss)	865,646

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Transactions

Net realized gain/(loss) from investments	2,287,700

Net realized gain/(loss) from foreign currency transactions	(838)

Net change in unrealized appreciation/(depreciation) on investments	(10,288,935)

Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	(221)

Net Loss on Investments and Foreign Currency Transactions	(8,002,294)

Net Decrease in Net Assets Resulting From Operations	$(7,136,648)

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/18	For the Year Ended 12/31/17

Operations

Net investment income/(loss)	$865,646	$106,484

Net realized gain/(loss) from investments and foreign currency transactions	2,286,862	1,457,659

Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	(10,289,156)	1,465,012

Net Increase/(Decrease) in Net Assets Resulting from Operations	(7,136,648)	3,029,155

Capital Share Transactions

Proceeds from sales of shares	159,081,293	5,773,745

Cost of shares redeemed	(15,880,682)	(6,812,524)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	143,200,611	(1,038,779)

Net Increase in Net Assets	136,063,963	1,990,376

Net Assets

Beginning of year	12,129,266	10,138,890

End of year	$148,193,229	$12,129,266

Other Information:

Shares

Sold	12,769,094	526,654

Redeemed	(1,214,013)	(545,718)

Net Increase/(Decrease)	11,555,081	(19,064)

10	The accompanying notes are an integral part of these financial statements.

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11

FINANCIAL INFORMATION — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/18	$12.65	$0.09	$(0.90)	$(0.81)	$11.84	(6.40)%

Year Ended 12/31/17	10.37	0.08	2.20	2.28	12.65	21.99%

Period Ended 12/31/16(4)	10.00	0.04	0.33	0.37	10.37	3.70%	(5)

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income to Average Net Assets(3)		Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate

$148,193	1.02%		1.09%		0.68%		0.61%		88%

12,129	0.96%		2.43%		0.67%		(0.80)%		154%

10,139	0.96%	(5)	3.07%	(5)	1.12%	(5)	(0.99)%	(5)	61%	(5)

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

(4)	Commenced operations on September 1, 2016.

(5)

Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2016, certain non-recurring fees (i.e., audit fees) are not annualized.

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

December 31, 2018

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has sixteen series. Guardian Diversified Research VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks capital appreciation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with policies and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with policies and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the year ended December 31, 2018, there were no transfers among any levels.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2018 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2018, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2018, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.60% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2019 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 1.02% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). Prior to April 9, 2018, the expense limitation was 0.96%. The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, may be terminated only upon approval of the Board of Trustees, and is subject to Park Avenue’s recoupment rights. For the year ended December 31, 2018, Park Avenue waived fees and/or paid Fund expenses in the amount of $84,844.

Park Avenue may be entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation after April 9, 2018 will not be subject to Park

16

NOTES TO FINANCIAL STATEMENTS — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

Avenue’s recoupment rights. The amount available for potential future recoupment by Park Avenue from the Fund under the Expense Limitation Agreement and the expiration schedule at December 31, 2018 are as follows:

	Potential Recoupment Amounts Expiring
Total Potential Recoupment Amounts	2021	2020	2019
$354,298	$60,975	$232,223	$61,100

Park Avenue has entered into a Sub-Advisory Agreement with Putnam Investment Management LLC (“Putnam”). Putnam is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2018, the Fund paid distribution fees in the amount of $316,335 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $248,521,251 and $104,461,996, respectively, for the year ended December 31, 2018. During the year ended December 31, 2018, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented

17

NOTES TO FINANCIAL STATEMENTS — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a $10 million committed revolving credit facility from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the higher of the daily one-month LIBOR rate and the Federal Funds rate plus 1.25% at the time of borrowing. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until December 10, 2019. The Fund did not utilize the credit facility during the year ended December 31, 2018.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Recent Accounting Pronouncement

On August 17, 2018, the U.S. Securities and Exchange Commission (“SEC”) voted to adopt amendments to certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other SEC disclosure requirements, GAAP, or changes in the information environment. The SEC will also be referring certain SEC disclosure requirements that overlap with, but require information incremental to, GAAP to the FASB for potential incorporation into GAAP. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. As such, the financial statements herein have been updated to conform with these new requirements, which had no effect on the Fund’s net assets or results of operations.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Diversified Research VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Diversified Research VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

February 19, 2019

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of Investment Advisory and Sub-advisory Agreements

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that a fund’s board of trustees annually review and consider the continuation of the fund’s investment advisory and sub-advisory agreements. The continuation of any such agreement must be approved by a vote of a majority of the trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of a party to the agreement at an in-person meeting of the board called for the purpose of voting on such approval.

At a meeting of the Board of Trustees (the “Board”) of Guardian Variable Products Trust (the “Trust”) held on March 27-28, 2018, the Board considered and unanimously voted to approve the continuation of the investment management agreement (the “Management Agreement”) between Park Avenue Institutional Advisers LLC (the “Manager”) and the Trust, on behalf of the following 11 series, Guardian Core Plus Fixed Income VIP Fund, Guardian Diversified Research VIP Fund, Guardian Growth & Income VIP Fund, Guardian Integrated Research VIP Fund, Guardian International Growth VIP Fund, Guardian International Value VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Large Cap Disciplined Value VIP Fund, Guardian Large Cap Fundamental Growth VIP Fund, Guardian Mid Cap Relative Value VIP Fund and Guardian Mid Cap Traditional Growth VIP Fund (the “Funds”). The Board also considered and unanimously voted to approve the continuation of the sub-advisory agreements (the “Sub-advisory Agreements,” collectively with the Management Agreement, the “Agreements”) between the Manager and the following investment advisory firms serving as sub-advisers to the Funds, ClearBridge Investments LLC, Wellington Management Company LLP, Massachusetts Financial Services Company, Putnam Investment Management, LLC, Boston Partners Global Investors, Inc., AllianceBernstein L.P., Janus Capital Management LLC, Wells Capital Management Incorporated, J.P. Morgan Investment Management Inc., Lazard Asset Management LLC, and Lord, Abbett & Co. LLC (the “Sub-advisers”). The continuation of the Agreements for a one-year period was unanimously approved by the Trustees who are not parties to the Agreements or “interested persons” (as defined in the 1940 Act) of a party to the Agreements (the “Independent Trustees”).

The Board is responsible for overseeing the management of each Fund. In determining whether to approve the continuation of the Agreements, the Trustees evaluated information and factors that they considered to be relevant and appropriate through the exercise of their own business judgment. The Trustees considered certain information and factors in light of advice furnished to them by legal counsel to the Trust and, in the case of the Independent Trustees, their independent legal counsel.

In advance of the meeting held on March 27-28, 2018, the Trustees received materials and information designed to assist their consideration of the Agreements, including written responses from the Manager and each Sub-adviser to a series of questions and requests for information covering a wide variety of topics provided by independent legal counsel on behalf of the Independent Trustees. Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, was retained to provide the Trustees with reports on how each Fund’s contractual management fees, actual management fees, overall expense ratios and investment performance compared to those of “peer funds” selected by Broadridge that are offered as investment options underlying variable contracts. The Trustees also received materials and information regarding the legal standards applicable to their consideration of the Agreements and the process and criteria used by the Manager to oversee the Sub-advisers. During the course of their deliberations, the Independent Trustees met to discuss and evaluate the Agreements in executive session with their independent legal counsel, outside of the presence of the Trustees who are not Independent Trustees and representatives from Fund management, the Manager or any Sub-adviser.

In reaching its decisions to approve the continuation of the Agreements, the Board took into account the materials and information described above as well as other materials and information provided to the Board and discussed with and among the Trustees, including information regarding the Funds furnished to the Board by the Manager throughout the year. Individual Trustees may have given different weight to different factors and information with respect to each Agreement, and the Trustees did not identify any single factor or information that, in isolation, would be controlling in deciding to approve the continuation of the Agreements.

The discussion below is intended to summarize the broad factors that figured prominently in the Board’s decisions to approve the continuation of the Agreements rather than to be all-inclusive. These broad factors included: (i) the nature, extent and quality of the services provided to the Funds by the Manager and the Sub-advisers; (ii) the investment performance of the

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

Funds; (iii) the fees charged and estimated profitability; (iv) the extent to which economies of scale may exist for a Fund, and the extent to which a Fund may benefit from economies of scale; and (v) any other benefits derived by the Manager or the Sub-advisers (or their respective affiliates) from their relationships with the Funds. In addition to considering the above-referenced factors, the Board observed that there are a range of investment options available to variable contract owners who may invest in the Funds, and that these contract owners, having had the opportunity to consider other investment options, may choose to invest or remain invested in the Funds.

Nature, Extent and Quality of Services

The Trustees considered information regarding the nature, extent and quality of services provided to the Funds by the Manager. The Trustees also considered the range of investment advisory services and non-investment advisory services provided by the Manager, notably coordinating the preparation and filing of various regulatory documents, coordinating the preparation and assembly of Board meeting materials and assisting the Board with certain valuation matters.

The Trustees considered the operation of the Funds in a “manager-of-managers” structure and the responsibilities that the Manager has under this structure, including monitoring and evaluating the performance of the Sub-advisers, monitoring the Sub-advisers for adherence to the stated investment objectives, strategies, policies and restrictions of the Funds and supervising the Sub-advisers with respect to the services that the Sub-advisers provide under the Sub-advisory Agreements. The Trustees also considered the process used by the Manager, consistent with this structure, to identify and recommend sub-advisers, and its ability to monitor and oversee sub-advisers and recommend replacement sub-advisers, when necessary, and provide other services under the Management Agreement. The Trustees reviewed information regarding the experience and background of the Manager’s key personnel and the Manager’s organizational structure and resources, including investment, legal and administrative capabilities of the Manager. In this regard, the Trustees recognized that the Funds benefit from the Manager’s use of similar resources and capabilities of its affiliates in providing services to the Funds.

The Trustees considered information regarding the nature, extent and quality of services provided to the Funds by the Sub-advisers. The Trustees also considered, among other things, the range of investment advisory services provided by the Sub-advisers under the oversight of the Manager. In evaluating these investment advisory services, the Trustees considered, among other things, the Sub-advisers’ investment philosophies, styles and/or processes and approach to managing risk. The Trustees received and evaluated information regarding the background, education, expertise and/or experience of the investment professionals that serve as portfolio managers for the Funds and the capabilities, resources and reputations of the Sub-advisers.

Based upon these considerations, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Funds by the Manager and each Sub-adviser.

Investment Performance

The Board considered the investment performance of each Fund. Among other reports, the Board reviewed the performance of the Funds for the one-year and since inception periods compared to a universe of peer funds selected by Broadridge. The Board noted that the Funds had performance records of less than two years and that the Board had reviewed longer performance records of the funds or accounts managed by the Sub-advisers with similar strategies as the applicable Fund, when available, when the Board initially approved the Agreements in 2016. The Broadridge report placed the Funds in the following quintiles of the relevant peer universe for the one-year and since inception periods, respectively: Guardian Core Plus Fixed Income VIP Fund (3rd, 3rd), Guardian Diversified Research VIP Fund (2nd, 2nd), Guardian Growth & Income VIP Fund (1st, 1st), Guardian Integrated Research VIP Fund (4th, 5th), Guardian International Growth VIP Fund (3rd, 2nd), Guardian International Value VIP Fund (3rd, 5th), Guardian Large Cap Disciplined Growth VIP Fund (3rd, 4th), Guardian Large Cap Disciplined Value VIP Fund (1st, 1st), Guardian Large Cap Fundamental Growth VIP Fund (5th, 4th), Guardian Mid Cap Relative Value VIP Fund (4th, 3rd) and Guardian Mid Cap Traditional Growth VIP Fund (2nd, 2nd).

The Board considered the investment reports provided by the Manager since commencement of operations of the Funds during quarterly Board meetings. The Board also considered the Manager’s analysis of Sub-adviser performance and the steps taken by the Manager and the Sub-advisers to seek to improve performance and the results of those steps.

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

In light of the considerations noted above, the Board concluded that it had continued confidence in the Manager’s and the Sub-advisers’ overall capabilities to manage the Funds.

Costs and Profitability

The Trustees considered the management fees paid by the Funds to the Manager under the Management Agreement and evaluated the reasonableness of these fees. The Trustees received and reviewed information with respect to the management fees, including the portion of the management fees paid to each Sub-adviser, and the management fees paid by other funds offered as investment options underlying variable contracts within the applicable peer group selected by Broadridge. The Broadridge report placed the Funds in the following quintiles of the relevant expense peer group for the contractual management fees and actual management fees, respectively: Guardian Core Plus Fixed Income VIP Fund (1st, 3rd), Guardian Diversified Research VIP Fund (2nd, 3rd), Guardian Growth & Income VIP Fund (1st, 1st), Guardian Integrated Research VIP Fund (1st, 2nd), Guardian International Growth VIP Fund (1st, 2nd), Guardian International Value VIP Fund (3rd, 2nd), Guardian Large Cap Disciplined Growth VIP Fund (1st, 1st), Guardian Large Cap Disciplined Value VIP Fund (1st, 1st), Guardian Large Cap Fundamental Growth VIP Fund (1st, 1st), Guardian Mid Cap Relative Value VIP Fund (1st, 1st) and Guardian Mid Cap Traditional Growth VIP Fund (3rd, 4th).

The Trustees considered the sub-advisory fees paid under the Sub-advisory Agreements and evaluated the reasonableness of those fees. The Trustees also considered that the fees paid to the Sub-advisers are paid by the Manager and not the Funds and that the Manager had negotiated the fees with the Sub-advisers at arm’s-length. In addition, the Trustees considered the portion of the management fees paid to each Sub-adviser as compared to the portion retained by the Manager.

The Trustees received and reviewed information in the Broadridge report comparing each Fund’s operating expense ratio to the actual operating expense ratios of a peer group of funds selected by Broadridge. The Trustees considered the Manager’s commitment to limit each Fund’s operating expenses through an expense limitation agreement with the Trust. The Broadridge report placed the Funds in the following quintiles of the relevant expense peer group for the operating expense ratio: Guardian Core Plus Fixed Income VIP Fund (2nd), Guardian Diversified Research VIP Fund (2nd), Guardian Growth & Income VIP Fund

(2nd), Guardian Integrated Research VIP Fund (1st), Guardian International Growth VIP Fund (3rd), Guardian International Value VIP Fund (1st), Guardian Large Cap Disciplined Growth VIP Fund (1st), Guardian Large Cap Disciplined Value VIP Fund (2nd), Guardian Large Cap Fundamental Growth VIP Fund (1st), Guardian Mid Cap Relative Value VIP Fund (1st) and Guardian Mid Cap Traditional Growth VIP Fund (3rd).

Although the Board recognized that the comparisons between the management fees and anticipated operating expenses of the Funds and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Trustees found that the comparative information supported their consideration and approval of the management fees and evaluation of operating expenses.

The Trustees reviewed information regarding the Manager’s costs of sponsoring the Funds and estimated profitability of the Funds to the Manager. The Trustees noted that the information contained estimates, such as allocations of expenses. Although the Trustees did not receive specific cost and profitability information from certain Sub-advisers, the Trustees primarily considered the cost and profitability information relating to the Manager because the Manager is responsible for payment of the sub-advisory fees and negotiated the fees with the Sub-advisers at arm’s-length.

Based on the consideration of the information and factors summarized above, as well as other information and factors deemed relevant by the Trustees, the Trustees concluded that the management and sub-advisory fees were reasonable in light of the nature, extent and quality of services rendered to the Funds by the Manager and the Sub-advisers. The Trustees also concluded that the estimated profitability of the Funds to the Manager was acceptable.

Economies of Scale

The Trustees considered the extent to which economies of scale may be shared as assets grow based on current asset levels of the Funds, anticipated asset levels over the next year, the current management and sub-advisory fee rates, the expense limitation arrangements, and any management and sub-advisory fee breakpoints, which reduce fee rates as assets increase. Based on those factors, the Board concluded that it was satisfied with the extent to which any economies of scale would be shared for the benefit of Fund shareholders. The Board noted that it would continue to monitor future growth in each Fund’s assets

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

and whether additional steps are required to share appropriately any economies of scale with Fund shareholders.

Ancillary Benefits

The Trustees considered the benefits, other than management fees, that the Manager and/or its affiliates receive because of the Manager’s relationship with the Funds. The Trustees acknowledged that the Funds serve as investment options under variable contracts issued by an affiliate of the Manager that receives fees under those contracts and that Park Avenue Securities LLC, an affiliate of the Manager and principal underwriter of the Funds, and an insurance company affiliated with the Manager receive fees from the Funds under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act. The Trustees considered that the Manager and its affiliates may benefit from (i) greater efficiencies in annuity administration and operations and potential cost savings due to a reduction in the number of unaffiliated funds available as annuity contract investment options, and (ii) increased dividends-

received deductions due to the Funds’ status under the tax laws as disregarded entities. In addition, the Trustees considered the potential benefits, other than sub-advisory fees, that the Sub-advisers and their affiliates receive because of their relationships with the Funds, including the potential increased ability to use soft dollars consistent with Trust policies and other benefits from increases in assets under management. The Trustees concluded that benefits that accrue to the Manager and its affiliates are reasonable and the benefits that accrue to the Sub-advisers and their affiliates are consistent with those expected for a sub-adviser to a mutual fund such as the applicable Fund.

Conclusion

Based on a comprehensive consideration and evaluation of all of the information and factors summarized above, among others, the Board voting as a whole, including the Independent Trustees voting separately, unanimously approved the continuation of the Agreements.

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris† (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuity Distributors (2013–2015); Director/Trustee, Advanced Series Trust, Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	16	None.

Theda R. Haber† (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (since 2015); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry) (since 2012); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998–2006).	16	None.

Marshall Lux† (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	16	None.

Lisa K. Polsky† (born 1956)	Trustee	Senior Risk Advisor, AQR (investment management) (since 2016); Senior Risk Advisor, Ultra Capital (venture capital) (since 2016); Board Member and Chair of Risk Committee, DeutscheBank IHC (financial services) (since May 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	16	None.

John Walters† (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (since 2015); Board Member, Stadion Money Management LLC (investment adviser) (since 2011); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	16	None.

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustee
Interested Trustees

Gordon Dinsmore** (born 1952)	Trustee	Senior Vice President, Head of Product and President of Berkshire, The Guardian Life Insurance Company of America.	16	None.

Marc Costantini** (born 1969)	Chairman and Trustee	Executive Vice President, Group and Worksite Markets, The Guardian Life Insurance Company of America (since 2017); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America (2014–2017); Executive Vice President, Manulife Financial prior thereto (various positions from 1990–2014).	16	None.

*

Each Trustee except for Mr. Dinsmore began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Mr. Dinsmore has served as a Trustee since November 2017. The business address of each Trustee is 7 Hanover Square, New York, New York 10004.

**

Each of Gordon Dinsmore and Marc Costantini is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

***	As of the date of this report, the Trust currently consists of 16 separate Funds.
†	Member of the Audit Committee of the Trust.

The following table provides information about the Officers of the Trust.

Name and Year of Birth	Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years

Gordon Dinsmore (born 1952)	President and Principal Executive Officer (Since November 2017)	Senior Vice President, Head of Product and President of Berkshire, The Guardian Life Insurance Company of America.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Vice President, Chief Financial Officer, Equity Profit Center, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Senior Vice President, Corporate Secretary, The Guardian Life Insurance Company of America (since 2015); Senior Vice President, Deputy General Counsel, Corporate Secretary, Voya Financial, Inc. (2013–2014); Managing Director, Senior Counsel, Corporate Secretary, BlackRock, Inc. prior thereto.

Richard T. Potter (born 1954)	Senior Vice President and Chief Legal Officer	Vice President and Equity Counsel, The Guardian Life Insurance Company of America.

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Executive Director, Chief Compliance Officer, Morgan Stanley (2015–2017); Vice President, Morgan Stanley (2013–2015); Vice President, Corporate Audit Group–Compliance, Morgan Stanley prior thereto.

James R. Anderson (born 1963)	Anti-Money Laundering Officer (Since November 2017)	Second Vice President, Agency and Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America.

Kathleen M. Moynihan (born 1966)	Senior Counsel	Senior Counsel, The Guardian Life Insurance Company of America.

Maria Nydia Morrison (born 1958)	Fund Controller	Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2015); Chief Financial Officer/Assistant Operating Officer, St. Francis De Assisi Montessori School (Plaridel, Bulacan), Inc. (Philippines) (2013–2015); Vice President, Bank of New York Mellon prior thereto.

25

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years

Sonya L. Crosswell (born 1977)	Assistant Secretary	Assistant Vice President, Assistant Corporate Secretary and Secretary Pro Tem, The Guardian Life Insurance Company of America (since 2014); Vice President, Secretary and Assistant General Counsel, Carver Federal Savings Bank prior thereto.

*

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 7 Hanover Square, New York, New York 10004.

26

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-Q or Form N-PORT (for filings beginning in April 2019 relating to March 31, 2019 data). The Fund’s Form N-Q or Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-Q or Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/
Prospectuses.

Beginning in April 2019, the Fund will cease to disclose its holdings on Form N-Q and will file Form N-PORT with the Securities and Exchange Commission on a monthly basis, with the information contained on Form N-PORT for the last month of the Fund’s fiscal quarter being made public by the Securities and Exchange Commission 60 days after the end of the Fund’s fiscal quarter.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/
Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

27

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10004-4025

PUB8168

Guardian Variable

Products Trust

2018

Annual Report

All Data as of December 31, 2018

Guardian Large Cap Disciplined Value VIP Fund

Important Notice

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail from The Guardian Insurance & Annuity Company, Inc. (“GIAC”). Instead, GIAC will mail you a notice when copies of the shareholder reports are made available on a website. You will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not yet elected electronic delivery, at any time, you may elect to receive the Fund’s shareholder reports and certain other communications from GIAC electronically, by going to www.guardianlife.com and registering for e-delivery.

You may instead elect to receive all future shareholder reports in paper free of charge. If you wish to receive paper copies of your shareholder reports, please call GIAC’s Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342). Your election to receive reports in paper will apply to all the underlying funds available.

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Large Cap Disciplined Value VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2018. The views expressed in the Fund Commentary are those of the Fund’s portfolio manager(s) as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC or a sub-adviser. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

FUND COMMENTARY BY BOSTON PARTNERS GLOBAL INVESTORS, INC., SUB-ADVISER

Highlights

•	Guardian Large Cap Disciplined Value VIP Fund (the “Fund”) returned -10.89%, underperforming its benchmark, the Russell 1000® Value Index[1] (the “Index”), for the 12 months ended December 31, 2018. The Fund’s underperformance relative to the Index was primarily due to stock selection in the health care and technology sectors. Stock selection in the energy and consumer non-durables sectors contributed to relative performance.

•	The Index returned -8.27% for the period. The health care and utilities sectors were two of the largest contributors to performance for the Index during the period.

Market Overview

A combination of tightening monetary policy and increased trade tensions between the U.S. and China resulted in a spike in volatility during the end of the year, beginning with the October sell-off. Both the economy and the market’s underlying fundamentals were positive in 2018, with GDP on pace for its strongest growth since 2005 and an increase in the Standard & Poor’s 500® Index2 earnings growth not seen since 2010. While July through September saw no daily price moves of the S&P 500 Index in excess of 1%, the fourth quarter experienced twenty-eight such occurrences as volatility surged.

For the year, three sectors had positive returns: consumer discretionary, utilities and health care, the latter the leader with a gain of 6.47%. Energy stocks ended the year with a return of -18.1%. The momentum that had helped growth stock returns during the first three quarters of the year abruptly reversed course in the fourth quarter. Historically, in periods of weakness, large capitalization stocks have generally outperformed small-capitalization stocks, as size has been equated with safety. This proved to be the case during the fourth quarter and the year. For the year, international markets underperformed.

Portfolio Review

For the 12 months ended December 31, 2018, the Fund underperformed the Index. The Fund’s underperformance relative to the Index was primarily due to stock selection in the health care and technology sectors. The Fund’s underweight relative to the Index in the utilities sector also detracted from relative performance. Conversely, stock selection has been positive in energy and consumer non-durables. The Fund avoided the underperforming tobacco and food industries.

Outlook

For investors to return to a comfort zone for investing in equities there will need to be a catalyst or catalysts for them to do so. Catalyst candidates could include: a resolution to the U.S.-China trade conflict, evidence that the growth scare out of Europe and China were temporary in nature, a pause in rate hikes and/or balance sheet reduction from the U.S. Federal Reserve, a reacceleration of business spending similar to levels seen earlier in the year, and proof of stability in company profit margins.

In our view, some positive conditions are already in place that could lend support to a more desirable outcome for 2019: announcements of $1.08 trillion in stock buybacks for the year, a 10% expected increase in tax refunds to individuals ($26 billion) this year versus last year, and an additional $86 billion in discretionary spending in fiscal 2019 by the U.S. government versus 2018. With price/earnings multiples experiencing their third largest decline in the last 40 years during 2018, we believe valuations are now below average levels.

1

The Russell 1000® Value Index (the “Index”) is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index, and, unlike the Fund, the Index does not incur fees or expenses.

2

The Standard & Poor’s 500® Index (the “S&P 500 Index”) is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The S&P 500 Index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the S&P 500 Index, and, unlike the Fund, the S&P 500 Index does not incur fees or expenses.

1

GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

Funds in the Guardian Variable Products Trust are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses or to obtain a printed copy, call 1-888-GUARDIAN (1-888-482-7342).

As with all mutual funds, the value of an investment in the Fund could decline, and you could lose money. Diversification does not guarantee profit or protect against loss, and there can be no assurance that the Fund will achieve its investment objective. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets. Investing in large-capitalization companies involves risks such as having low growth rates, and slow responsiveness to competitive challenges or opportunities than in the case of smaller companies. Value stocks may not realize their perceived value and during certain periods the Fund may underperform other equity funds that employ a different style. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

2

GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $185,363,420

Sector Allocation[1] As of December 31, 2018

Top Ten Holdings[2] As of December 31, 2018

Holding	% of Total Net Assets
Berkshire Hathaway, Inc., Class B	4.63%
Johnson & Johnson	4.54%
Cisco Systems, Inc.	3.51%
JPMorgan Chase & Co.	3.44%
Pfizer, Inc.	3.30%
Comcast Corp., Class A	3.09%
Bank of America Corp.	2.91%
The Procter & Gamble Co.	2.89%
Chevron Corp.	2.70%
Wells Fargo & Co.	2.64%
Total	33.65%

1	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2018

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Large Cap Disciplined Value VIP Fund	9/1/2016	-10.89%	—	—	5.97%
Russell 1000® Value Index		-8.27%	—	—	4.63%

Results of a Hypothetical $10,000 Investment As of December 31, 2018

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Large Cap Disciplined Value VIP Fund and the Russell 1000® Value Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

4

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18-12/31/18	Expense Ratio During Period 7/1/18-12/31/18
Based on Actual Return	$1,000.00	$924.10	$4.70	0.97%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.32	$4.94	0.97%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

SCHEDULE OF INVESTMENTS — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

December 31, 2018	Shares	Value
Common Stocks – 99.6%

Aerospace & Defense – 3.9%

The Boeing Co.	12,843	$4,141,867

United Technologies Corp.	29,258	3,115,392

		7,257,259
Air Freight & Logistics – 0.6%

United Parcel Service, Inc., Class B	11,368	1,108,721

		1,108,721
Airlines – 2.3%

Delta Air Lines, Inc.	50,591	2,524,491

Southwest Airlines Co.	35,793	1,663,659

		4,188,150
Banks – 14.7%

Bank of America Corp.	218,931	5,394,460

Citigroup, Inc.	88,019	4,582,269

Huntington Bancshares, Inc.	154,412	1,840,591

JPMorgan Chase & Co.	65,272	6,371,853

KeyCorp	123,014	1,818,147

Lloyds Banking Group PLC, ADR	341,006	872,975

Regions Financial Corp.	105,516	1,411,804

Wells Fargo & Co.	106,401	4,902,958

		27,195,057
Beverages – 0.8%

Coca-Cola European Partners PLC	31,960	1,465,366

		1,465,366
Biotechnology – 1.2%

Gilead Sciences, Inc.	35,764	2,237,038

		2,237,038
Building Products – 0.5%

Owens Corning	22,403	985,284

		985,284
Chemicals – 1.8%

FMC Corp.	20,422	1,510,411

Nutrien Ltd.	22,318	1,048,946

The Mosaic Co.	28,992	846,856

		3,406,213
Communications Equipment – 3.5%

Cisco Systems, Inc.	150,303	6,512,629

		6,512,629
Construction Materials – 0.9%

Cemex S.A.B. de C.V., ADR(1)	144,715	697,526

CRH PLC, ADR	36,809	969,917

		1,667,443
Consumer Finance – 1.6%

American Express Co.	11,438	1,090,270

Discover Financial Services	31,315	1,846,959

		2,937,229
Containers & Packaging – 0.5%

WestRock Co.	25,244	953,213

		953,213

December 31, 2018	Shares	Value
Diversified Financial Services – 4.6%

Berkshire Hathaway, Inc., Class B(1)	42,032	$8,582,094

		8,582,094
Diversified Telecommunication Services – 2.5%

Verizon Communications, Inc.	82,611	4,644,390

		4,644,390
Electric Utilities – 0.8%

Edison International	25,782	1,463,644

		1,463,644
Electrical Equipment – 0.8%

Eaton Corp. PLC	22,395	1,537,641

		1,537,641
Electronic Equipment, Instruments & Components – 0.4%

TE Connectivity Ltd.	10,474	792,149

		792,149
Energy Equipment & Services – 0.3%

Apergy Corp.(1)	17,114	463,447

		463,447
Equity Real Estate Investment – 2.3%

Equity Residential REIT	22,132	1,460,933

Essex Property Trust, Inc. REIT	3,902	956,810

SL Green Realty Corp. REIT	22,592	1,786,575

		4,204,318
Food & Staples Retailing – 0.9%

Walgreens Boots Alliance, Inc.	25,657	1,753,143

		1,753,143
Food Products – 0.2%

Tyson Foods, Inc., Class A	6,947	370,970

		370,970
Health Care Equipment & Supplies – 1.7%

Medtronic PLC	34,580	3,145,397

		3,145,397
Health Care Providers & Services – 7.2%

Anthem, Inc.	11,215	2,945,396

Cigna Corp.	17,011	3,230,729

CVS Health Corp.	58,683	3,844,910

Laboratory Corp. of America Holdings(1)	3,719	469,933

McKesson Corp.	14,200	1,568,674

UnitedHealth Group, Inc.	4,795	1,194,530

		13,254,172
Hotels, Restaurants & Leisure – 1.5%

Las Vegas Sands Corp.	25,815	1,343,671

Wyndham Destinations, Inc.	22,226	796,580

Wyndham Hotels & Resorts, Inc.	16,124	731,546

		2,871,797
Household Durables – 0.7%

PulteGroup, Inc.	20,727	538,695

Toll Brothers, Inc.	24,165	795,753

		1,334,448

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

December 31, 2018	Shares	Value
Household Products – 2.9%

The Procter & Gamble Co.	58,194	$5,349,193

		5,349,193
Insurance – 5.6%

American International Group, Inc.	56,150	2,212,871

Aon PLC	6,362	924,780

Chubb Ltd.	21,751	2,809,794

Everest Re Group Ltd.	6,981	1,520,183

The Allstate Corp.	34,520	2,852,388

		10,320,016
Interactive Media & Services – 0.5%

Alphabet, Inc., Class A(1)	933	974,948

		974,948
IT Services – 1.2%

DXC Technology Co.	42,701	2,270,412

		2,270,412
Machinery – 1.4%

Cummins, Inc.	12,008	1,604,749

Dover Corp.	14,501	1,028,846

		2,633,595
Media – 3.5%

Comcast Corp., Class A	168,114	5,724,282

Liberty Global PLC, Class C(1)	40,041	826,446

		6,550,728
Metals & Mining – 0.5%

Rio Tinto PLC, ADR	19,394	940,221

		940,221
Multiline Retail – 1.8%

Dollar Tree, Inc.(1)	13,294	1,200,714

Nordstrom, Inc.	11,096	517,185

Target Corp.	23,071	1,524,762

		3,242,661
Oil, Gas & Consumable Fuels – 8.8%

Chevron Corp.	46,023	5,006,842

Cimarex Energy Co.	14,251	878,574

ConocoPhillips	42,851	2,671,760

Marathon Petroleum Corp.	49,059	2,894,972

Noble Energy, Inc.	59,694	1,119,859

Royal Dutch Shell PLC, Class A, ADR	63,947	3,726,192

		16,298,199
Pharmaceuticals – 9.7%

Johnson & Johnson	65,223	8,417,028

Novartis AG, ADR	31,285	2,684,566

Novo Nordisk A/S, ADR	14,914	687,088

Pfizer, Inc.	139,979	6,110,083

		17,898,765
Road & Rail – 1.1%

Union Pacific Corp.	14,501	2,004,473

		2,004,473

December 31, 2018	Shares	Value
Software – 2.3%

Microsoft Corp.	18,254	$1,854,059

Oracle Corp.	54,612	2,465,732

		4,319,791
Specialty Retail – 1.3%

Lowe’s Cos., Inc.	14,073	1,299,782

The Home Depot, Inc.	5,947	1,021,814

		2,321,596
Technology Hardware, Storage & Peripherals – 2.8%

Apple, Inc.	5,853	923,252

HP, Inc.	156,065	3,193,090

NetApp, Inc.	16,812	1,003,172

		5,119,514

Total Common Stocks (Cost $201,547,861)		184,575,324

	Principal Amount	Value
Short–Term Investment – 0.9%

Repurchase Agreements – 0.9%

Fixed Income Clearing Corp., 0.50%, dated 12/31/2018, proceeds at maturity value of $1,674,047, due 1/2/2019(2)	$1,674,000	1,674,000

Total Repurchase Agreements (Cost $1,674,000)		1,674,000

Total Investments – 100.5% (Cost $203,221,861)		186,249,324

Liabilities in excess of other assets – (0.5)%		(885,904)

Total Net Assets – 100.0%		$185,363,420

(1)	Non–income–producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	2.875%	7/31/2025	$1,665,000	$1,708,460

Legend:

ADR — American Depositary Receipt

REIT — Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	7

SCHEDULE OF INVESTMENTS — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

The following is a summary of the inputs used as of December 31, 2018 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$184,575,324	$—	$—	$184,575,324
Repurchase Agreements	—	1,674,000	—	1,674,000
Total	$184,575,324	$1,674,000	$—	$186,249,324

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

Statement of Assets and Liabilities As of December 31, 2018
Assets

Investments, at value	$186,249,324

Cash	684

Dividends/interest receivable	224,914

Reimbursement receivable from adviser	19,012

Foreign tax reclaims receivable	1,254

Prepaid expenses	14,853

Total Assets	186,510,041

Liabilities

Payable for investments purchased	942,712

Investment advisory fees payable	102,057

Distribution fees payable	40,754

Accrued audit fees	15,000

Payable for fund shares redeemed	9,264

Accrued custodian and accounting fees	8,212

Accrued trustees’ and officers’ fees	2,864

Accrued expenses and other liabilities	25,758

Total Liabilities	1,146,621

Total Net Assets	$185,363,420

Net Assets Consist of:

Paid-in capital	$197,309,247

Distributable loss	(11,945,827)

Total Net Assets	$185,363,420

Investments, at Cost	$203,221,861

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	16,183,681

Net Asset Value Per Share	$11.45

Statement of Operations For the Year Ended December 31, 2018
Investment Income

Dividends	$3,418,472

Interest	8,997

Withholding taxes on foreign dividends	(36,148)

Total Investment Income	3,391,321

Expenses

Investment advisory fees	996,080

Distribution fees	398,964

Trustees’ and officers’ fees	104,466

Professional fees	67,019

Custodian and accounting fees	55,737

Administrative fees	44,664

Transfer agent fees	14,619

Shareholder reports	14,230

Other expenses	22,930

Total Expenses	1,718,709

Less: Fees waived	(170,304)

Total Expenses, Net	1,548,405

Net Investment Income/(Loss)	1,842,916

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments

Net realized gain/(loss) from investments	530,348

Net change in unrealized appreciation/(depreciation) on investments	(19,482,381)

Net Loss on Investments	(18,952,033)

Net Decrease in Net Assets Resulting From Operations	$(17,109,117)

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/18	For the Year Ended 12/31/17

Operations

Net investment income/(loss)	$1,842,916	$214,522

Net realized gain/(loss) from investments	530,348	2,523,556

Net change in unrealized appreciation/(depreciation) on investments	(19,482,381)	1,417,434

Net Increase/(Decrease) in Net Assets Resulting from Operations	(17,109,117)	4,155,512

Capital Share Transactions

Proceeds from sales of shares	204,091,727	7,437,169

Cost of shares redeemed	(17,523,968)	(12,768,870)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	186,567,759	(5,331,701)

Net Increase/(Decrease) in Net Assets	169,458,642	(1,176,189)

Net Assets

Beginning of year	15,904,778	17,080,967

End of year	$185,363,420	$15,904,778

Other Information:

Shares

Sold	16,317,390	667,095

Redeemed	(1,371,590)	(1,013,270)

Net Increase/(Decrease)	14,945,800	(346,175)

10	The accompanying notes are an integral part of these financial statements.

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11

FINANCIAL INFORMATION — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/18	$12.85	$0.15	$(1.55)	$(1.40)	$11.45	(10.89)%

Year Ended 12/31/17	10.78	0.10	1.97	2.07	12.85	19.20%

Period Ended 12/31/16(4)	10.00	0.03	0.75	0.78	10.78	7.80	%(5)

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income to Average Net Assets(3)		Gross Ratio of Net Investment Income/(Loss) to Average Net Assets		Portfolio Turnover Rate

$185,363	0.97%		1.08%		1.16%		1.05%		56%

15,905	0.98%		1.91%		0.89%		(0.04)%		71%

17,081	0.98%	(5)	2.70%	(5)	0.88%	(5)	(0.84)%	(5)	19%	(5)

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.‘s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

(4)	Commenced operations on September 1, 2016.

(5)

Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2016, certain non-recurring fees (i.e., audit fees) are not annualized.

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has sixteen series. Guardian Large Cap Disciplined Value VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with policies and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with policies and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the year ended December 31, 2018, there were no transfers among any levels.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2018 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2018, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2018, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.65% up to $100 million, 0.60% up to $300 million, 0.55% up to $500 million, and 0.53% in excess of $500 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2019 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 0.97% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). Prior to April 9, 2018, the expense limitation was 0.98%. The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, may be terminated only upon approval of the Board of Trustees, and is subject to Park Avenue’s recoupment rights. For the year ended December 31, 2018, Park Avenue waived fees and/or paid Fund expenses in the amount of $170,304.

Park Avenue may be entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any. Amounts waived or reimbursed by Park Avenue pursuant to any expense

16

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

limitation after April 9, 2018 will not be subject to Park Avenue’s recoupment rights. The amount available for potential future recoupment by Park Avenue from the Fund under the Expense Limitation Agreement and the expiration schedule at December 31, 2018 are as follows:

	Potential Recoupment Amounts Expiring
Total Potential Recoupment Amounts	2021	2020	2019
$369,985	$62,448	$222,461	$85,076

Park Avenue has entered into a Sub-Advisory Agreement with Boston Partners Global Investors, Inc. (“Boston Partners”). Boston Partners is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2018, the Fund paid distribution fees in the amount of $398,964 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $271,924,667 and $83,447,845, respectively, for the year ended December 31, 2018. During the year ended December 31, 2018, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the

17

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a $10 million committed revolving credit facility from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the higher of the daily one-month LIBOR rate and the Federal Funds rate plus 1.25% at the time of borrowing. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until December 10, 2019. The Fund did not utilize the credit facility during the year ended December 31, 2018.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Recent Accounting Pronouncement

On August 17, 2018, the U.S. Securities and Exchange Commission (“SEC”) voted to adopt amendments to certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other SEC disclosure requirements, GAAP, or changes in the information environment. The SEC will also be referring certain SEC disclosure requirements that overlap with, but require information incremental to, GAAP to the FASB for potential incorporation into GAAP. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. As such, the financial statements herein have been updated to conform with these new requirements, which had no effect on the Fund’s net assets or results of operations.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Large Cap Disciplined Value VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Large Cap Disciplined Value VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

February 19, 2019

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of Investment Advisory and Sub-advisory Agreements

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that a fund’s board of trustees annually review and consider the continuation of the fund’s investment advisory and sub-advisory agreements. The continuation of any such agreement must be approved by a vote of a majority of the trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of a party to the agreement at an in-person meeting of the board called for the purpose of voting on such approval.

At a meeting of the Board of Trustees (the “Board”) of Guardian Variable Products Trust (the “Trust”) held on March 27-28, 2018, the Board considered and unanimously voted to approve the continuation of the investment management agreement (the “Management Agreement”) between Park Avenue Institutional Advisers LLC (the “Manager”) and the Trust, on behalf of the following 11 series, Guardian Core Plus Fixed Income VIP Fund, Guardian Diversified Research VIP Fund, Guardian Growth & Income VIP Fund, Guardian Integrated Research VIP Fund, Guardian International Growth VIP Fund, Guardian International Value VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Large Cap Disciplined Value VIP Fund, Guardian Large Cap Fundamental Growth VIP Fund, Guardian Mid Cap Relative Value VIP Fund and Guardian Mid Cap Traditional Growth VIP Fund (the “Funds”). The Board also considered and unanimously voted to approve the continuation of the sub-advisory agreements (the “Sub-advisory Agreements,” collectively with the Management Agreement, the “Agreements”) between the Manager and the following investment advisory firms serving as sub-advisers to the Funds, ClearBridge Investments LLC, Wellington Management Company LLP, Massachusetts Financial Services Company, Putnam Investment Management, LLC, Boston Partners Global Investors, Inc., AllianceBernstein L.P., Janus Capital Management LLC, Wells Capital Management Incorporated, J.P. Morgan Investment Management Inc., Lazard Asset Management LLC, and Lord, Abbett & Co. LLC (the “Sub-advisers”). The continuation of the Agreements for a one-year period was unanimously approved by the Trustees who are not parties to the Agreements or “interested persons” (as defined in the 1940 Act) of a party to the Agreements (the “Independent Trustees”).

The Board is responsible for overseeing the management of each Fund. In determining whether to approve the continuation of the Agreements, the

Trustees evaluated information and factors that they considered to be relevant and appropriate through the exercise of their own business judgment. The Trustees considered certain information and factors in light of advice furnished to them by legal counsel to the Trust and, in the case of the Independent Trustees, their independent legal counsel.

In advance of the meeting held on March 27-28, 2018, the Trustees received materials and information designed to assist their consideration of the Agreements, including written responses from the Manager and each Sub-adviser to a series of questions and requests for information covering a wide variety of topics provided by independent legal counsel on behalf of the Independent Trustees. Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, was retained to provide the Trustees with reports on how each Fund’s contractual management fees, actual management fees, overall expense ratios and investment performance compared to those of “peer funds” selected by Broadridge that are offered as investment options underlying variable contracts. The Trustees also received materials and information regarding the legal standards applicable to their consideration of the Agreements and the process and criteria used by the Manager to oversee the Sub-advisers. During the course of their deliberations, the Independent Trustees met to discuss and evaluate the Agreements in executive session with their independent legal counsel, outside of the presence of the Trustees who are not Independent Trustees and representatives from Fund management, the Manager or any Sub-adviser.

In reaching its decisions to approve the continuation of the Agreements, the Board took into account the materials and information described above as well as other materials and information provided to the Board and discussed with and among the Trustees, including information regarding the Funds furnished to the Board by the Manager throughout the year. Individual Trustees may have given different weight to different factors and information with respect to each Agreement, and the Trustees did not identify any single factor or information that, in isolation, would be controlling in deciding to approve the continuation of the Agreements.

The discussion below is intended to summarize the broad factors that figured prominently in the Board’s decisions to approve the continuation of the Agreements rather than to be all-inclusive. These broad factors included: (i) the nature, extent and quality of the services provided to the Funds by the Manager and the

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

Sub-advisers; (ii) the investment performance of the Funds; (iii) the fees charged and estimated profitability; (iv) the extent to which economies of scale may exist for a Fund, and the extent to which a Fund may benefit from economies of scale; and (v) any other benefits derived by the Manager or the Sub-advisers (or their respective affiliates) from their relationships with the Funds. In addition to considering the above-referenced factors, the Board observed that there are a range of investment options available to variable contract owners who may invest in the Funds, and that these contract owners, having had the opportunity to consider other investment options, may choose to invest or remain invested in the Funds.

Nature, Extent and Quality of Services

The Trustees considered information regarding the nature, extent and quality of services provided to the Funds by the Manager. The Trustees also considered the range of investment advisory services and non-investment advisory services provided by the Manager, notably coordinating the preparation and filing of various regulatory documents, coordinating the preparation and assembly of Board meeting materials and assisting the Board with certain valuation matters.

The Trustees considered the operation of the Funds in a “manager-of-managers” structure and the responsibilities that the Manager has under this structure, including monitoring and evaluating the performance of the Sub-advisers, monitoring the Sub-advisers for adherence to the stated investment objectives, strategies, policies and restrictions of the Funds and supervising the Sub-advisers with respect to the services that the Sub-advisers provide under the Sub-advisory Agreements. The Trustees also considered the process used by the Manager, consistent with this structure, to identify and recommend sub-advisers, and its ability to monitor and oversee sub-advisers and recommend replacement sub-advisers, when necessary, and provide other services under the Management Agreement. The Trustees reviewed information regarding the experience and background of the Manager’s key personnel and the Manager’s organizational structure and resources, including investment, legal and administrative capabilities of the Manager. In this regard, the Trustees recognized that the Funds benefit from the Manager’s use of similar resources and capabilities of its affiliates in providing services to the Funds.

The Trustees considered information regarding the nature, extent and quality of services provided to the Funds by the Sub-advisers. The Trustees also considered, among other things, the range of investment advisory services provided by the Sub-advisers under the oversight of the Manager. In evaluating these investment advisory services, the Trustees considered, among other things, the Sub-advisers’ investment philosophies, styles and/or processes and approach to managing risk. The Trustees received and evaluated information regarding the background, education, expertise and/or experience of the investment professionals that serve as portfolio managers for the Funds and the capabilities, resources and reputations of the Sub-advisers.

Based upon these considerations, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Funds by the Manager and each Sub-adviser.

Investment Performance

The Board considered the investment performance of each Fund. Among other reports, the Board reviewed the performance of the Funds for the one-year and since inception periods compared to a universe of peer funds selected by Broadridge. The Board noted that the Funds had performance records of less than two years and that the Board had reviewed longer performance records of the funds or accounts managed by the Sub-advisers with similar strategies as the applicable Fund, when available, when the Board initially approved the Agreements in 2016. The Broadridge report placed the Funds in the following quintiles of the relevant peer universe for the one-year and since inception periods, respectively: Guardian Core Plus Fixed Income VIP Fund (3rd, 3rd), Guardian Diversified Research VIP Fund (2nd, 2nd), Guardian Growth & Income VIP Fund (1st, 1st), Guardian Integrated Research VIP Fund (4th, 5th), Guardian International Growth VIP Fund (3rd, 2nd), Guardian International Value VIP Fund (3rd, 5th), Guardian Large Cap Disciplined Growth VIP Fund (3rd, 4th), Guardian Large Cap Disciplined Value VIP Fund (1st, 1st), Guardian Large Cap Fundamental Growth VIP Fund (5th, 4th), Guardian Mid Cap Relative Value VIP Fund (4th, 3rd) and Guardian Mid Cap Traditional Growth VIP Fund (2nd, 2nd).

The Board considered the investment reports provided by the Manager since commencement of operations of the Funds during quarterly Board meetings. The Board also considered the Manager’s analysis of Sub-adviser performance and the steps taken by the Manager and the Sub-advisers to seek to improve performance and the results of those steps.

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

In light of the considerations noted above, the Board concluded that it had continued confidence in the Manager’s and the Sub-advisers’ overall capabilities to manage the Funds.

Costs and Profitability

The Trustees considered the management fees paid by the Funds to the Manager under the Management Agreement and evaluated the reasonableness of these fees. The Trustees received and reviewed information with respect to the management fees, including the portion of the management fees paid to each Sub-adviser, and the management fees paid by other funds offered as investment options underlying variable contracts within the applicable peer group selected by Broadridge. The Broadridge report placed the Funds in the following quintiles of the relevant expense peer group for the contractual management fees and actual management fees, respectively: Guardian Core Plus Fixed Income VIP Fund (1st, 3rd), Guardian Diversified Research VIP Fund (2nd, 3rd), Guardian Growth & Income VIP Fund (1st, 1st), Guardian Integrated Research VIP Fund (1st, 2nd), Guardian International Growth VIP Fund (1st, 2nd), Guardian International Value VIP Fund (3rd, 2nd), Guardian Large Cap Disciplined Growth VIP Fund (1st, 1st), Guardian Large Cap Disciplined Value VIP Fund (1st, 1st), Guardian Large Cap Fundamental Growth VIP Fund (1st, 1st), Guardian Mid Cap Relative Value VIP Fund (1st, 1st) and Guardian Mid Cap Traditional Growth VIP Fund (3rd, 4th).

The Trustees considered the sub-advisory fees paid under the Sub-advisory Agreements and evaluated the reasonableness of those fees. The Trustees also considered that the fees paid to the Sub-advisers are paid by the Manager and not the Funds and that the Manager had negotiated the fees with the Sub-advisers at arm’s-length. In addition, the Trustees considered the portion of the management fees paid to each Sub-adviser as compared to the portion retained by the Manager.

The Trustees received and reviewed information in the Broadridge report comparing each Fund’s operating expense ratio to the actual operating expense ratios of a peer group of funds selected by Broadridge. The Trustees considered the Manager’s commitment to limit each Fund’s operating expenses through an expense limitation agreement with the Trust. The Broadridge report placed the Funds in the following quintiles of the relevant expense peer group for the operating expense ratio: Guardian Core Plus Fixed Income VIP Fund (2nd), Guardian Diversified Research

VIP Fund (2nd), Guardian Growth & Income VIP Fund (2nd), Guardian Integrated Research VIP Fund (1st), Guardian International Growth VIP Fund (3rd), Guardian International Value VIP Fund (1st), Guardian Large Cap Disciplined Growth VIP Fund (1st), Guardian Large Cap Disciplined Value VIP Fund (2nd), Guardian Large Cap Fundamental Growth VIP Fund (1st), Guardian Mid Cap Relative Value VIP Fund (1st) and Guardian Mid Cap Traditional Growth VIP Fund (3rd).

Although the Board recognized that the comparisons between the management fees and anticipated operating expenses of the Funds and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Trustees found that the comparative information supported their consideration and approval of the management fees and evaluation of operating expenses.

The Trustees reviewed information regarding the Manager’s costs of sponsoring the Funds and estimated profitability of the Funds to the Manager. The Trustees noted that the information contained estimates, such as allocations of expenses. Although the Trustees did not receive specific cost and profitability information from certain Sub-advisers, the Trustees primarily considered the cost and profitability information relating to the Manager because the Manager is responsible for payment of the sub-advisory fees and negotiated the fees with the Sub-advisers at arm’s-length.

Based on the consideration of the information and factors summarized above, as well as other information and factors deemed relevant by the Trustees, the Trustees concluded that the management and sub-advisory fees were reasonable in light of the nature, extent and quality of services rendered to the Funds by the Manager and the Sub-advisers. The Trustees also concluded that the estimated profitability of the Funds to the Manager was acceptable.

Economies of Scale

The Trustees considered the extent to which economies of scale may be shared as assets grow based on current asset levels of the Funds, anticipated asset levels over the next year, the current management and sub-advisory fee rates, the expense limitation arrangements, and any management and sub-advisory fee breakpoints, which reduce fee rates as assets increase. Based on those factors, the Board concluded that it was satisfied with the extent to which any economies of scale would be shared for the benefit of

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

Fund shareholders. The Board noted that it would continue to monitor future growth in each Fund’s assets and whether additional steps are required to share appropriately any economies of scale with Fund shareholders.

Ancillary Benefits

The Trustees considered the benefits, other than management fees, that the Manager and/or its affiliates receive because of the Manager’s relationship with the Funds. The Trustees acknowledged that the Funds serve as investment options under variable contracts issued by an affiliate of the Manager that receives fees under those contracts and that Park Avenue Securities LLC, an affiliate of the Manager and principal underwriter of the Funds, and an insurance company affiliated with the Manager receive fees from the Funds under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act. The Trustees considered that the Manager and its affiliates may benefit from (i) greater efficiencies in annuity administration and operations and potential cost savings due to a reduction in the number of unaffiliated funds available as annuity contract investment options, and (ii) increased dividends-received deductions due to the Funds’ status under the tax laws as disregarded entities. In addition, the Trustees considered the potential benefits, other than sub-advisory fees, that the Sub-advisers and their affiliates receive because of their relationships with the Funds, including the potential increased ability to use soft dollars consistent with Trust policies and other benefits from increases in assets under management. The Trustees concluded that benefits that accrue to the Manager and its affiliates are reasonable and the benefits that accrue to the Sub-advisers and their affiliates are consistent with those expected for a sub-adviser to a mutual fund such as the applicable Fund.

Conclusion

Based on a comprehensive consideration and evaluation of all of the information and factors summarized above, among others, the Board voting as a whole, including the Independent Trustees voting separately, unanimously approved the continuation of the Agreements.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris† (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuity Distributors (2013–2015); Director/Trustee, Advanced Series Trust, Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	16	None.

Theda R. Haber† (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (since 2015); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry) (since 2012); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006-2009); Managing Director, Barclays Global Investors (1998–2006).	16	None.

Marshall Lux† (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	16	None.

Lisa K. Polsky† (born 1956)	Trustee	Senior Risk Advisor, AQR (investment management) (since 2016); Senior Risk Advisor, Ultra Capital (venture capital) (since 2016); Board Member and Chair of Risk Committee, DeutscheBank IHC (financial services) (since May 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	16	None.

John Walters† (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (since 2015); Board Member, Stadion Money Management LLC (investment adviser) (since 2011); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	16	None.

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustee
Interested Trustees

Gordon Dinsmore** (born 1952)	Trustee	Senior Vice President, Head of Product and President of Berkshire, The Guardian Life Insurance Company of America.	16	None.

Marc Costantini** (born 1969)	Chairman and Trustee	Executive Vice President, Group and Worksite Markets, The Guardian Life Insurance Company of America (since 2017); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America (2014–2017); Executive Vice President, Manulife Financial prior thereto (various positions from 1990–2014).	16	None.

*

Each Trustee except for Mr. Dinsmore began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Mr. Dinsmore has served as a Trustee since November 2017. The business address of each Trustee is 7 Hanover Square, New York, New York 10004.

**

Each of Gordon Dinsmore and Marc Costantini is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

***	As of the date of this report, the Trust currently consists of 16 separate Funds.
†	Member of the Audit Committee of the Trust.

The following table provides information about the Officers of the Trust.

Name and Year of Birth	Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years

Gordon Dinsmore (born 1952)	President and Principal Executive Officer (Since November 2017)	Senior Vice President, Head of Product and President of Berkshire, The Guardian Life Insurance Company of America.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Vice President, Chief Financial Officer, Equity Profit Center, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Senior Vice President, Corporate Secretary, The Guardian Life Insurance Company of America (since 2015); Senior Vice President, Deputy General Counsel, Corporate Secretary, Voya Financial, Inc. (2013–2014); Managing Director, Senior Counsel, Corporate Secretary, BlackRock, Inc. prior thereto.

Richard T. Potter (born 1954)	Senior Vice President and Chief Legal Officer	Vice President and Equity Counsel, The Guardian Life Insurance Company of America.

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Executive Director, Chief Compliance Officer, Morgan Stanley (2015–2017); Vice President, Morgan Stanley (2013–2015); Vice President, Corporate Audit Group–Compliance, Morgan Stanley prior thereto.

James R. Anderson (born 1963)	Anti-Money Laundering Officer (Since November 2017)	Second Vice President, Agency and Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America.

Kathleen M. Moynihan (born 1966)	Senior Counsel	Senior Counsel, The Guardian Life Insurance Company of America.

Maria Nydia Morrison (born 1958)	Fund Controller	Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2015); Chief Financial Officer/Assistant Operating Officer, St. Francis De Assisi Montessori School (Plaridel, Bulacan), Inc. (Philippines) (2013–2015); Vice President, Bank of New York Mellon prior thereto.

25

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years

Sonya L. Crosswell (born 1977)	Assistant Secretary	Assistant Vice President, Assistant Corporate Secretary and Secretary Pro Tem, The Guardian Life Insurance Company of America (since 2014); Vice President, Secretary and Assistant General Counsel, Carver Federal Savings Bank prior thereto.

*

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 7 Hanover Square, New York, New York 10004.

26

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-Q or Form N-PORT (for filings beginning in April 2019 relating to March 31, 2019 data). The Fund’s Form N-Q or Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-Q or Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/
Prospectuses.

Beginning in April 2019, the Fund will cease to disclose its holdings on Form N-Q and will file Form N-PORT with the Securities and Exchange Commission on a monthly basis, with the information contained on Form N-PORT for the last month of the Fund’s fiscal quarter being made public by the Securities and Exchange Commission 60 days after the end of the Fund’s fiscal quarter.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/
Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

27

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10004-4025

PUB8174

Guardian Variable

Products Trust

2018

Annual Report

All Data as of December 31, 2018

Guardian Growth & Income VIP Fund

Important Notice

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail from The Guardian Insurance & Annuity Company, Inc. (“GIAC”). Instead, GIAC will mail you a notice when copies of the shareholder reports are made available on a website. You will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not yet elected electronic delivery, at any time, you may elect to receive the Fund’s shareholder reports and certain other communications from GIAC electronically, by going to www.guardianlife.com and registering for e-delivery.

You may instead elect to receive all future shareholder reports in paper free of charge. If you wish to receive paper copies of your shareholder reports, please call GIAC’s Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342). Your election to receive reports in paper will apply to all the underlying funds available.

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Growth & Income VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2018. The views expressed in the Fund Commentary are those of the Fund’s portfolio manager(s) as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC or a sub-adviser. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN GROWTH & INCOME VIP FUND

FUND COMMENTARY BY ALLIANCEBERNSTEIN L.P., SUB-ADVISER

Highlights

•	Guardian Growth & Income VIP Fund (the “Fund”) returned -8.09%, outperforming the Russell 1000® Value Index[1] (the “Index”), which is the Fund’s benchmark, for the 12 months ended December 31, 2018. Sector selection drove the Fund’s outperformance relative to the Index for the period. An underweight in the consumer staples sector and overweights to the technology and communication services sectors were notable contributors. An underweight to the defensive utilities sector and an overweight to the industrials sector detracted. Stock selection in the consumer discretionary, industrials and communication services sectors contributed to relative performance, while stock selection in the healthcare, financials and energy sectors detracted.

•	The Index returned -8.27% for the year. For the period, growth stocks generally outperformed their value counterparts and large-cap stocks generally outperformed small-cap stocks.

Market Overview

Global equities ended 2018 in negative territory, marking one of the worst years for the stock market in terms of performance in a decade. Despite a relatively strong start to the year and U.S. stock indices reaching record highs, volatility spiked toward the end of the year as investors worried about the outlook for corporate earnings growth amid a more challenging global growth environment, and as the benefits of tax reform roll off. The U.S. Federal Reserve raised rates four times during 2018 as many expected, but softened its tone in December and signaled that it might slow its pace of rate hikes in 2019. An upsurge in geopolitical uncertainty regarding Brexit and budget discussions between Italy and the European Union sparked a flight to quality in the region. Slowing Chinese growth and continuing

U.S.-China trade tensions dampened investor sentiment in China toward the end of the period. In the U.S., growth stocks generally outperformed value stocks, in terms of style, and large-cap stocks generally outperformed their small-cap peers.

Portfolio Review

Sector selection drove the Fund’s outperformance relative to the Index for the period. An underweight in the consumer staples sector compared to the Index and overweights in the technology and communication services sectors were notable contributors. An underweight to the defensive utilities sector and an overweight to the industrials sector detracted. Stock selection in the consumer discretionary, industrials and communication services sectors contributed to relative performance, while stock selection in the healthcare, financials and energy sectors detracted.

Outlook

There are some indications that economic growth is slowing as the market absorbs the impact of several years of steady monetary policy tightening. We believe the economy has been operating above potential for several quarters, and a deceleration to a more trend-like growth rate reduces the risk of overheating and of financial market imbalances. In our view, the market seems concerned that a gradual deceleration will rapidly snowball into something more significant. We believe those concerns are misplaced, as incoming data continue to paint a picture of a healthy economy, with forward momentum that we believe has the potential to sustain solid growth for several more quarters.

We seek to buy attractively valued companies that we believe are good businesses, exhibit signs of improving success, and have attractive fundamentals, high free-cash-flow yields, low earnings variability and low leverage.

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1

The Russell 1000® Value Index (the “Index”) is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index, and, unlike the Fund, the Index does not incur fees and expenses.

GUARDIAN GROWTH & INCOME VIP FUND

Funds in the Guardian Variable Products Trust are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses or to obtain a printed copy, call 1-888-GUARDIAN (1-888-482-7342).

As with all mutual funds, the value of an investment in the Fund could decline, and you could lose money. Diversification does not guarantee profit or protect against loss, and there can be no assurance that the Fund will achieve its investment objective. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets. Investing in large-capitalization companies involves risks such as having low growth rates, and slow responsiveness to competitive challenges or opportunities than in the case of smaller companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Value stocks may not realize their perceived value and during certain periods the Fund may underperform other equity funds that employ a different style. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

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GUARDIAN GROWTH & INCOME VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $ 164,861,016

Sector Allocation[1] As of December 31, 2018

Top Ten Holdings[2] As of December 31, 2018

Holding	% of Total Net Assets
Verizon Communications, Inc.	4.00%
Berkshire Hathaway, Inc., Class B	3.98%
Pfizer, Inc.	3.92%
JPMorgan Chase & Co.	3.89%
Walmart, Inc.	3.78%
Cigna Corp.	2.87%
DR Horton, Inc.	2.66%
Raytheon Co.	2.57%
Cisco Systems, Inc.	2.48%
Comcast Corp., Class A	2.45%
Total	32.60%

1	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

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GUARDIAN GROWTH & INCOME VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2018

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Growth & Income VIP Fund	9/1/2016	-8.09%	—	—	7.39%
Russell 1000® Value Index		-8.27%	—	—	4.63%

Results of a Hypothetical $10,000 Investment As of December 31, 2018

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Growth & Income VIP Fund and the Russell 1000® Value Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

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UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18-12/31/18	Expense Ratio During Period 7/1/18-12/31/18
Based on Actual Return	$1,000.00	$935.10	$4.93	1.01%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.11	$5.14	1.01%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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SCHEDULE OF INVESTMENTS — GUARDIAN GROWTH & INCOME VIP FUND

December 31, 2018	Shares	Value
Common Stocks – 95.9%
Aerospace & Defense – 2.6%

Raytheon Co.	27,629	$4,236,907

		4,236,907
Airlines – 1.9%

Delta Air Lines, Inc.	25,781	1,286,472

Southwest Airlines Co.	39,804	1,850,090

		3,136,562
Auto Components – 1.0%

BorgWarner, Inc.	49,172	1,708,235

		1,708,235
Banks – 5.9%

Citigroup, Inc.	63,586	3,310,287

JPMorgan Chase & Co.	65,680	6,411,682

		9,721,969
Biotechnology – 3.6%

Biogen, Inc.(1)	8,671	2,609,277

Celgene Corp.(1)	23,214	1,487,785

Gilead Sciences, Inc.	29,928	1,871,997

		5,969,059
Capital Markets – 2.6%

Northern Trust Corp.	19,362	1,618,470

The Goldman Sachs Group, Inc.	16,358	2,732,604

		4,351,074
Communications Equipment – 3.3%

Cisco Systems, Inc.	94,435	4,091,868

F5 Networks, Inc.(1)	8,053	1,304,828

		5,396,696
Construction & Engineering – 0.6%

EMCOR Group, Inc.	16,688	996,107

		996,107
Consumer Finance – 1.0%

Capital One Financial Corp.	21,729	1,642,495

		1,642,495
Diversified Financial Services – 4.0%

Berkshire Hathaway, Inc., Class B(1)	32,137	6,561,733

		6,561,733
Diversified Telecommunication Services – 4.9%

AT&T, Inc.	52,396	1,495,382

Verizon Communications, Inc.	117,441	6,602,533

		8,097,915
Electric Utilities – 1.0%

Exelon Corp.	37,327	1,683,448

		1,683,448
Electrical Equipment – 0.5%

Acuity Brands, Inc.	7,592	872,700

		872,700
Electronic Equipment, Instruments & Components – 0.8%

Coherent, Inc.(1)	4,960	524,321

Keysight Technologies, Inc.(1)	12,834	796,735

		1,321,056

December 31, 2018	Shares	Value
Energy Equipment & Services – 0.8%

Dril-Quip, Inc.(1)	21,703	$651,741

National Oilwell Varco, Inc.	27,903	717,107

		1,368,848
Entertainment – 2.3%

The Walt Disney Co.	35,260	3,866,259

		3,866,259
Equity Real Estate Investment – 2.2%

Regency Centers Corp. REIT	62,610	3,673,955

		3,673,955
Food & Staples Retailing – 5.8%

Walgreens Boots Alliance, Inc.	48,469	3,311,887

Walmart, Inc.	66,891	6,230,896

		9,542,783
Health Care Providers & Services – 6.1%

Anthem, Inc.	10,278	2,699,311

Cigna Corp.	24,910	4,730,907

Quest Diagnostics, Inc.	30,947	2,576,957

		10,007,175
Household Durables – 3.4%

DR Horton, Inc.	126,580	4,387,263

Garmin Ltd.	19,383	1,227,331

		5,614,594
Insurance – 5.1%

Aflac, Inc.	13,497	614,923

Fidelity National Financial, Inc.	67,811	2,131,978

Reinsurance Group of America, Inc.	12,028	1,686,686

The Allstate Corp.	48,682	4,022,594

		8,456,181
Internet & Direct Marketing Retail – 0.7%

Expedia Group, Inc.	10,160	1,144,524

		1,144,524
IT Services – 2.0%

Akamai Technologies, Inc.(1)	19,697	1,203,093

Cognizant Technology Solutions Corp., Class A	27,302	1,733,131

Euronet Worldwide, Inc.(1)	4,037	413,308

		3,349,532
Machinery – 4.0%

Altra Industrial Motion Corp.	44,652	1,122,998

Crane Co.	26,952	1,945,395

PACCAR, Inc.	23,233	1,327,534

Parker-Hannifin Corp.	8,192	1,221,755

WABCO Holdings, Inc.(1)	8,465	908,633

		6,526,315
Media – 3.4%

Comcast Corp., Class A	118,601	4,038,364

Discovery, Inc., Class A(1)	64,662	1,599,738

		5,638,102

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN GROWTH & INCOME VIP FUND

December 31, 2018	Shares	Value
Oil, Gas & Consumable Fuels – 6.8%

Apache Corp.	45,437	$1,192,721

ConocoPhillips	55,425	3,455,749

Exxon Mobil Corp.	36,337	2,477,820

Noble Energy, Inc.	93,795	1,759,594

Phillips 66	26,730	2,302,790

		11,188,674
Pharmaceuticals – 8.3%

Eli Lilly & Co.	29,613	3,426,816

Pfizer, Inc.	147,921	6,456,752

Roche Holding AG, ADR	121,940	3,789,895

		13,673,463
Real Estate Management & Development – 1.9%

CBRE Group, Inc., Class A(1)	76,937	3,080,558

		3,080,558
Road & Rail – 3.0%

Kansas City Southern	10,583	1,010,147

Knight-Swift Transportation Holdings, Inc.	41,251	1,034,163

Norfolk Southern Corp.	13,074	1,955,086

Saia, Inc.(1)	16,025	894,515

		4,893,911
Semiconductors & Semiconductor Equipment – 2.5%

Intel Corp.	43,345	2,034,181

QUALCOMM, Inc.	20,616	1,173,257

Skyworks Solutions, Inc.	13,262	888,819

		4,096,257
Specialty Retail – 0.3%

Murphy USA, Inc.(1)	5,624	431,023

		431,023
Technology Hardware, Storage & Peripherals – 1.6%

Apple, Inc.	11,331	1,787,352

HP, Inc.	43,777	895,677

		2,683,029

December 31, 2018	Shares	Value
Tobacco – 2.0%

Altria Group, Inc.	38,771	$1,914,900

Philip Morris International, Inc.	20,416	1,362,972

		3,277,872

Total Common Stocks (Cost $170,309,518)		158,209,011

	Principal Amount	Value
Short–Term Investment – 3.9%

Repurchase Agreements – 3.9%

Fixed Income Clearing Corp., 0.50%, dated 12/31/2018, proceeds at maturity value of $6,393,178, due 1/2/2019(2)	$6,393,000	6,393,000

Total Repurchase Agreements (Cost $6,393,000)		6,393,000

Total Investments – 99.8% (Cost $176,702,518)		164,602,011

Assets in excess of other liabilities – 0.2%		259,005

Total Net Assets – 100.0%		$164,861,016

(1)	Non–income–producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	2.875%	7/31/2025	$6,355,000	$6,520,878

Legend:

ADR — American Depositary Receipt

REIT — Real Estate Investment Trust

The following is a summary of the inputs used as of December 31, 2018 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$158,209,011	$—	$—	$158,209,011
Repurchase Agreements	—	6,393,000	—	6,393,000
Total	$158,209,011	$6,393,000	$—	$164,602,011

The accompanying notes are an integral part of these financial statements.	7

FINANCIAL INFORMATION — GUARDIAN GROWTH & INCOME VIP FUND

Statement of Assets and Liabilities As of December 31, 2018
Assets

Investments, at value	$164,602,011

Cash	156,498

Receivable for investments sold	331,446

Dividends/interest receivable	268,569

Reimbursement receivable from adviser	15,719

Receivable for fund shares subscribed	258

Prepaid expenses	13,031

Total Assets	165,387,532

Liabilities

Payable for investments purchased	327,092

Investment advisory fees payable	91,250

Distribution fees payable	36,251

Payable for fund shares redeemed	22,552

Accrued audit fees	15,000

Accrued custodian and accounting fees	7,096

Accrued trustees’ and officers’ fees	2,568

Accrued expenses and other liabilities	24,707

Total Liabilities	526,516

Total Net Assets	$164,861,016

Net Assets Consist of:

Paid-in capital	$170,714,823

Distributable loss	(5,853,807)

Total Net Assets	$164,861,016

Investments, at Cost	$176,702,518

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	13,961,366

Net Asset Value Per Share	$11.81

Statement of Operations For the Year Ended December 31, 2018
Investment Income

Dividends	$2,741,014

Interest	23,733

Withholding taxes on foreign dividends	(793)

Total Investment Income	2,763,954

Expenses

Investment advisory fees	886,357

Distribution fees	353,547

Trustees’ and officers’ fees	83,831

Professional fees	61,046

Custodian and accounting fees	47,301

Administrative fees	44,739

Transfer agent fees	17,981

Shareholder reports	14,010

Other expenses	21,057

Total Expenses	1,529,869

Less: Fees waived	(102,381)

Total Expenses, Net	1,427,488

Net Investment Income/(Loss)	1,336,466

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments

Net realized gain/(loss) from investments	3,393,124

Net change in unrealized appreciation/(depreciation) on investments	(13,699,311)

Net Loss on Investments	(10,306,187)

Net Decrease in Net Assets Resulting From Operations	$(8,969,721)

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN GROWTH & INCOME VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/18	For the Year Ended 12/31/17

Operations

Net investment income/(loss)	$1,336,466	$113,751

Net realized gain/(loss) from investments	3,393,124	1,377,223

Net change in unrealized appreciation/(depreciation) on investments	(13,699,311)	1,129,781

Net Increase/(Decrease) in Net Assets Resulting from Operations	(8,969,721)	2,620,755

Capital Share Transactions

Proceeds from sales of shares	183,635,093	5,027,525

Cost of shares redeemed	(20,346,714)	(6,562,771)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	163,288,379	(1,535,246)

Net Increase in Net Assets	154,318,658	1,085,509

Net Assets

Beginning of year	10,542,358	9,456,849

End of year	$164,861,016	$10,542,358

Other Information:

Shares

Sold	14,707,417	455,605

Redeemed	(1,566,707)	(518,800)

Net Increase/(Decrease)	13,140,710	(63,195)

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN GROWTH & INCOME VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/18	$12.85	$0.12	$(1.16)	$(1.04)	$11.81	(8.09)%

Year Ended 12/31/17	10.70	0.09	2.06	2.15	12.85	20.09%

Period Ended 12/31/16(4)	10.00	0.04	0.66	0.70	10.70	7.00	%(5)

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN GROWTH & INCOME VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income to Average Net Assets(3)		Gross Ratio of Net Investment Income/(Loss) to Average Net Assets		Portfolio Turnover Rate

$164,861	1.01%		1.08%		0.94%		0.87%		58%

10,542	0.98%		2.04%		0.81%		(0.25)%		85%

9,457	0.98%	(5)	3.11%	(5)	1.20%	(5)	(0.93)%	(5)	11%	(5)

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

(4)	Commenced operations on September 1, 2016.

(5)

Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2016, certain non-recurring fees (i.e., audit fees) are not annualized.

The accompanying notes are an integral part of these financial statements.	11

NOTES TO FINANCIAL STATEMENTS — GUARDIAN GROWTH & INCOME VIP FUND

December 31, 2018

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has sixteen series. Guardian Growth & Income VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks long-term growth of capital.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with policies and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with policies and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

12

NOTES TO FINANCIAL STATEMENTS — GUARDIAN GROWTH & INCOME VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the year ended December 31, 2018, there were no transfers among any levels.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2018 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2018, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2018, the Fund did not hold any derivatives.

13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN GROWTH & INCOME VIP FUND

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.65% up to $100 million, 0.60% up to $300 million, 0.55% up to $500 million, and 0.53% in excess of $500 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2019 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 1.01% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). Prior to April 9, 2018, the expense limitation was 0.98%. The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, may be terminated only upon approval of the Board of Trustees, and is subject to Park Avenue’s recoupment rights. For the year ended December 31, 2018, Park Avenue waived fees and/or paid Fund expenses in the amount of $102,381.

Park Avenue may be entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN GROWTH & INCOME VIP FUND

effect at the time of the waiver or reimbursement and at the time of the recoupment, if any. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation after April 9, 2018 will not be subject to Park Avenue’s recoupment rights. The amount available for potential future recoupment by Park Avenue from the Fund under the Expense Limitation Agreement and the expiration schedule at December 31, 2018 are as follows:

	Potential Recoupment Amounts Expiring
Total Potential Recoupment Amounts	2021	2020	2019
$252,225	$45,009	$147,462	$59,754

Park Avenue has entered into a Sub-Advisory Agreement with AllianceBernstein L.P. (“AllianceBernstein”). AllianceBernstein is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2018, the Fund paid distribution fees in the amount of $353,547 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity

(“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $235,861,577 and $74,381,161, respectively, for the year ended December 31, 2018. During the year ended December 31, 2018, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN GROWTH & INCOME VIP FUND

the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a $10 million committed revolving credit facility from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the higher of the daily one-month LIBOR rate and the Federal Funds rate plus 1.25% at the time of borrowing. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until December 10, 2019. The Fund did not utilize the credit facility during the year ended December 31, 2018.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Recent Accounting Pronouncement

On August 17, 2018, the U.S. Securities and Exchange Commission (“SEC”) voted to adopt amendments to certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other SEC disclosure requirements, GAAP, or changes in the information environment. The SEC will also be referring certain SEC disclosure requirements that overlap with, but require information incremental to, GAAP to the FASB for potential incorporation into GAAP. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. As such, the financial statements herein have been updated to conform with these new requirements, which had no effect on the Fund’s net assets or results of operations.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Growth & Income VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Growth & Income VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

February 19, 2019

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of Investment Advisory and Sub-advisory Agreements

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that a fund’s board of trustees annually review and consider the continuation of the fund’s investment advisory and sub-advisory agreements. The continuation of any such agreement must be approved by a vote of a majority of the trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of a party to the agreement at an in-person meeting of the board called for the purpose of voting on such approval.

At a meeting of the Board of Trustees (the “Board”) of Guardian Variable Products Trust (the “Trust”) held on March 27-28, 2018, the Board considered and unanimously voted to approve the continuation of the investment management agreement (the “Management Agreement”) between Park Avenue Institutional Advisers LLC (the “Manager”) and the Trust, on behalf of the following 11 series, Guardian Core Plus Fixed Income VIP Fund, Guardian Diversified Research VIP Fund, Guardian Growth & Income VIP Fund, Guardian Integrated Research VIP Fund, Guardian International Growth VIP Fund, Guardian International Value VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Large Cap Disciplined Value VIP Fund, Guardian Large Cap Fundamental Growth VIP Fund, Guardian Mid Cap Relative Value VIP Fund and Guardian Mid Cap Traditional Growth VIP Fund (the “Funds”). The Board also considered and unanimously voted to approve the continuation of the sub-advisory agreements (the “Sub-advisory Agreements,” collectively with the Management Agreement, the “Agreements”) between the Manager and the following investment advisory firms serving as sub-advisers to the Funds, ClearBridge Investments LLC, Wellington Management Company LLP, Massachusetts Financial Services Company, Putnam Investment Management, LLC, Boston Partners Global Investors, Inc., AllianceBernstein L.P., Janus Capital Management LLC, Wells Capital Management Incorporated, J.P. Morgan Investment Management Inc., Lazard Asset Management LLC, and Lord, Abbett & Co. LLC (the “Sub-advisers”). The continuation of the Agreements for a one-year period was unanimously approved by the Trustees who are not parties to the Agreements or “interested persons” (as defined in the 1940 Act) of a party to the Agreements (the “Independent Trustees”).

The Board is responsible for overseeing the management of each Fund. In determining whether to approve the continuation of the Agreements, the

Trustees evaluated information and factors that they considered to be relevant and appropriate through the exercise of their own business judgment. The Trustees considered certain information and factors in light of advice furnished to them by legal counsel to the Trust and, in the case of the Independent Trustees, their independent legal counsel.

In advance of the meeting held on March 27-28, 2018, the Trustees received materials and information designed to assist their consideration of the Agreements, including written responses from the Manager and each Sub-adviser to a series of questions and requests for information covering a wide variety of topics provided by independent legal counsel on behalf of the Independent Trustees. Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, was retained to provide the Trustees with reports on how each Fund’s contractual management fees, actual management fees, overall expense ratios and investment performance compared to those of “peer funds” selected by Broadridge that are offered as investment options underlying variable contracts. The Trustees also received materials and information regarding the legal standards applicable to their consideration of the Agreements and the process and criteria used by the Manager to oversee the Sub-advisers. During the course of their deliberations, the Independent Trustees met to discuss and evaluate the Agreements in executive session with their independent legal counsel, outside of the presence of the Trustees who are not Independent Trustees and representatives from Fund management, the Manager or any Sub-adviser.

In reaching its decisions to approve the continuation of the Agreements, the Board took into account the materials and information described above as well as other materials and information provided to the Board and discussed with and among the Trustees, including information regarding the Funds furnished to the Board by the Manager throughout the year. Individual Trustees may have given different weight to different factors and information with respect to each Agreement, and the Trustees did not identify any single factor or information that, in isolation, would be controlling in deciding to approve the continuation of the Agreements.

The discussion below is intended to summarize the broad factors that figured prominently in the Board’s decisions to approve the continuation of the Agreements rather than to be all-inclusive. These broad factors included: (i) the nature, extent and quality of the services provided to the Funds by the Manager and the

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Sub-advisers; (ii) the investment performance of the Funds; (iii) the fees charged and estimated profitability; (iv) the extent to which economies of scale may exist for a Fund, and the extent to which a Fund may benefit from economies of scale; and (v) any other benefits derived by the Manager or the Sub-advisers (or their respective affiliates) from their relationships with the Funds. In addition to considering the above-referenced factors, the Board observed that there are a range of investment options available to variable contract owners who may invest in the Funds, and that these contract owners, having had the opportunity to consider other investment options, may choose to invest or remain invested in the Funds.

Nature, Extent and Quality of Services

The Trustees considered information regarding the nature, extent and quality of services provided to the Funds by the Manager. The Trustees also considered the range of investment advisory services and non-investment advisory services provided by the Manager, notably coordinating the preparation and filing of various regulatory documents, coordinating the preparation and assembly of Board meeting materials and assisting the Board with certain valuation matters.

The Trustees considered the operation of the Funds in a “manager-of-managers” structure and the responsibilities that the Manager has under this structure, including monitoring and evaluating the performance of the Sub-advisers, monitoring the Sub-advisers for adherence to the stated investment objectives, strategies, policies and restrictions of the Funds and supervising the Sub-advisers with respect to the services that the Sub-advisers provide under the Sub-advisory Agreements. The Trustees also considered the process used by the Manager, consistent with this structure, to identify and recommend sub-advisers, and its ability to monitor and oversee sub-advisers and recommend replacement sub-advisers, when necessary, and provide other services under the Management Agreement. The Trustees reviewed information regarding the experience and background of the Manager’s key personnel and the Manager’s organizational structure and resources, including investment, legal and administrative capabilities of the Manager. In this regard, the Trustees recognized that the Funds benefit from the Manager’s use of similar resources and capabilities of its affiliates in providing services to the Funds.

The Trustees considered information regarding the nature, extent and quality of services provided to the

Funds by the Sub-advisers. The Trustees also considered, among other things, the range of investment advisory services provided by the Sub-advisers under the oversight of the Manager. In evaluating these investment advisory services, the Trustees considered, among other things, the Sub-advisers’ investment philosophies, styles and/or processes and approach to managing risk. The Trustees received and evaluated information regarding the background, education, expertise and/or experience of the investment professionals that serve as portfolio managers for the Funds and the capabilities, resources and reputations of the Sub-advisers.

Based upon these considerations, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Funds by the Manager and each Sub-adviser.

Investment Performance

The Board considered the investment performance of each Fund. Among other reports, the Board reviewed the performance of the Funds for the one-year and since inception periods compared to a universe of peer funds selected by Broadridge. The Board noted that the Funds had performance records of less than two years and that the Board had reviewed longer performance records of the funds or accounts managed by the Sub-advisers with similar strategies as the applicable Fund, when available, when the Board initially approved the Agreements in 2016. The Broadridge report placed the Funds in the following quintiles of the relevant peer universe for the one-year and since inception periods, respectively: Guardian Core Plus Fixed Income VIP Fund (3rd, 3rd), Guardian Diversified Research VIP Fund (2nd, 2nd), Guardian Growth & Income VIP Fund (1st, 1st), Guardian Integrated Research VIP Fund (4th, 5th), Guardian International Growth VIP Fund (3rd, 2nd), Guardian International Value VIP Fund (3rd, 5th), Guardian Large Cap Disciplined Growth VIP Fund (3rd, 4th), Guardian Large Cap Disciplined Value VIP Fund (1st, 1st), Guardian Large Cap Fundamental Growth VIP Fund (5th, 4th), Guardian Mid Cap Relative Value VIP Fund (4th, 3rd) and Guardian Mid Cap Traditional Growth VIP Fund (2nd, 2nd).

The Board considered the investment reports provided by the Manager since commencement of operations of the Funds during quarterly Board meetings. The Board also considered the Manager’s analysis of Sub-adviser performance and the steps taken by the Manager and the Sub-advisers to seek to improve performance and the results of those steps.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

In light of the considerations noted above, the Board concluded that it had continued confidence in the Manager’s and the Sub-advisers’ overall capabilities to manage the Funds.

Costs and Profitability

The Trustees considered the management fees paid by the Funds to the Manager under the Management Agreement and evaluated the reasonableness of these fees. The Trustees received and reviewed information with respect to the management fees, including the portion of the management fees paid to each Sub-adviser, and the management fees paid by other funds offered as investment options underlying variable contracts within the applicable peer group selected by Broadridge. The Broadridge report placed the Funds in the following quintiles of the relevant expense peer group for the contractual management fees and actual management fees, respectively: Guardian Core Plus Fixed Income VIP Fund (1st, 3rd), Guardian Diversified Research VIP Fund (2nd, 3rd), Guardian Growth & Income VIP Fund (1st, 1st), Guardian Integrated Research VIP Fund (1st, 2nd), Guardian International Growth VIP Fund (1st, 2nd), Guardian International Value VIP Fund (3rd, 2nd), Guardian Large Cap Disciplined Growth VIP Fund (1st, 1st), Guardian Large Cap Disciplined Value VIP Fund (1st, 1st), Guardian Large Cap Fundamental Growth VIP Fund (1st, 1st), Guardian Mid Cap Relative Value VIP Fund (1st, 1st) and Guardian Mid Cap Traditional Growth VIP Fund (3rd, 4th).

The Trustees considered the sub-advisory fees paid under the Sub-advisory Agreements and evaluated the reasonableness of those fees. The Trustees also considered that the fees paid to the Sub-advisers are paid by the Manager and not the Funds and that the Manager had negotiated the fees with the Sub-advisers at arm’s-length. In addition, the Trustees considered the portion of the management fees paid to each Sub-adviser as compared to the portion retained by the Manager.

The Trustees received and reviewed information in the Broadridge report comparing each Fund’s operating expense ratio to the actual operating expense ratios of a peer group of funds selected by Broadridge. The Trustees considered the Manager’s commitment to limit each Fund’s operating expenses through an expense limitation agreement with the Trust. The Broadridge report placed the Funds in the following quintiles of the relevant expense peer group for the operating expense ratio: Guardian Core Plus Fixed Income VIP Fund (2nd), Guardian Diversified Research

VIP Fund (2nd), Guardian Growth & Income VIP Fund (2nd), Guardian Integrated Research VIP Fund (1st), Guardian International Growth VIP Fund (3rd), Guardian International Value VIP Fund (1st), Guardian Large Cap Disciplined Growth VIP Fund (1st), Guardian Large Cap Disciplined Value VIP Fund (2nd), Guardian Large Cap Fundamental Growth VIP Fund (1st), Guardian Mid Cap Relative Value VIP Fund (1st) and Guardian Mid Cap Traditional Growth VIP Fund (3rd).

Although the Board recognized that the comparisons between the management fees and anticipated operating expenses of the Funds and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Trustees found that the comparative information supported their consideration and approval of the management fees and evaluation of operating expenses.

The Trustees reviewed information regarding the Manager’s costs of sponsoring the Funds and estimated profitability of the Funds to the Manager. The Trustees noted that the information contained estimates, such as allocations of expenses. Although the Trustees did not receive specific cost and profitability information from certain Sub-advisers, the Trustees primarily considered the cost and profitability information relating to the Manager because the Manager is responsible for payment of the sub-advisory fees and negotiated the fees with the Sub-advisers at arm’s-length.

Based on the consideration of the information and factors summarized above, as well as other information and factors deemed relevant by the Trustees, the Trustees concluded that the management and sub-advisory fees were reasonable in light of the nature, extent and quality of services rendered to the Funds by the Manager and the Sub-advisers. The Trustees also concluded that the estimated profitability of the Funds to the Manager was acceptable.

Economies of Scale

The Trustees considered the extent to which economies of scale may be shared as assets grow based on current asset levels of the Funds, anticipated asset levels over the next year, the current management and sub-advisory fee rates, the expense limitation arrangements, and any management and sub-advisory fee breakpoints, which reduce fee rates as assets increase. Based on those factors, the Board concluded that it was satisfied with the extent to which any economies of scale would be shared for the benefit of

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Fund shareholders. The Board noted that it would continue to monitor future growth in each Fund’s assets and whether additional steps are required to share appropriately any economies of scale with Fund shareholders.

Ancillary Benefits

The Trustees considered the benefits, other than management fees, that the Manager and/or its affiliates receive because of the Manager’s relationship with the Funds. The Trustees acknowledged that the Funds serve as investment options under variable contracts issued by an affiliate of the Manager that receives fees under those contracts and that Park Avenue Securities LLC, an affiliate of the Manager and principal underwriter of the Funds, and an insurance company affiliated with the Manager receive fees from the Funds under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act. The Trustees considered that the Manager and its affiliates may benefit from (i) greater efficiencies in annuity administration and operations and potential cost savings due to a reduction in the number of unaffiliated funds available as annuity contract investment options, and (ii) increased dividends-received deductions due to the Funds’ status under the tax laws as disregarded entities. In addition, the Trustees considered the potential benefits, other than sub-advisory fees, that the Sub-advisers and their affiliates receive because of their relationships with the Funds, including the potential increased ability to use soft dollars consistent with Trust policies and other benefits from increases in assets under management. The Trustees concluded that benefits that accrue to the Manager and its affiliates are reasonable and the benefits that accrue to the Sub-advisers and their affiliates are consistent with those expected for a sub-adviser to a mutual fund such as the applicable Fund.

Conclusion

Based on a comprehensive consideration and evaluation of all of the information and factors summarized above, among others, the Board voting as a whole, including the Independent Trustees voting separately, unanimously approved the continuation of the Agreements.

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Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustee

Independent Trustees

Bruce W. Ferris† (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuity Distributors (2013– 2015); Director/Trustee, Advanced Series Trust, Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013– 2015); Senior Vice President, Prudential Annuities (2008–2015).	16	None.

Theda R. Haber† (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (since 2015); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry) (since 2012); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998–2006).	16	None.

Marshall Lux† (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	16	None.

Lisa K. Polsky† (born 1956)	Trustee	Senior Risk Advisor, AQR (investment management) (since 2016); Senior Risk Advisor, Ultra Capital (venture capital) (since 2016); Board Member and Chair of Risk Committee, DeutscheBank IHC (financial services) (since May 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	16	None.

John Walters† (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (since 2015); Board Member, Stadion Money Management LLC (investment adviser) (since 2011); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	16	None.

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Name and Year of Birth	Term of Office, Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustee
Interested Trustees

Gordon Dinsmore** (born 1952)	Trustee	Senior Vice President, Head of Product and President of Berkshire, The Guardian Life Insurance Company of America.	16	None.

Marc Costantini** (born 1969)	Chairman and Trustee	Executive Vice President, Group and Worksite Markets, The Guardian Life Insurance Company of America (since 2017); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America (2014– 2017); Executive Vice President, Manulife Financial prior thereto (various positions from 1990–2014).	16	None.

*

Each Trustee except for Mr. Dinsmore began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Mr. Dinsmore has served as a Trustee since November 2017. The business address of each Trustee is 7 Hanover Square, New York, New York 10004.

**

Each of Gordon Dinsmore and Marc Costantini is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

***	As of the date of this report, the Trust currently consists of 16 separate Funds.

†	Member of the Audit Committee of the Trust.

The following table provides information about the Officers of the Trust.

Name and Year of Birth	Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years

Gordon Dinsmore (born 1952)	President and Principal Executive Officer (Since November 2017)	Senior Vice President, Head of Product and President of Berkshire, The Guardian Life Insurance Company of America.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Vice President, Chief Financial Officer, Equity Profit Center, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Senior Vice President, Corporate Secretary, The Guardian Life Insurance Company of America (since 2015); Senior Vice President, Deputy General Counsel, Corporate Secretary, Voya Financial, Inc. (2013–2014); Managing Director, Senior Counsel, Corporate Secretary, BlackRock, Inc. prior thereto.

Richard T. Potter (born 1954)	Senior Vice President and Chief Legal Officer	Vice President and Equity Counsel, The Guardian Life Insurance Company of America.

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Executive Director, Chief Compliance Officer, Morgan Stanley (2015–2017); Vice President, Morgan Stanley (2013–2015); Vice President, Corporate Audit Group–Compliance, Morgan Stanley prior thereto.

James R. Anderson (born 1963)	Anti-Money Laundering Officer (Since November 2017)	Second Vice President, Agency and Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America.

Kathleen M. Moynihan (born 1966)	Senior Counsel	Senior Counsel, The Guardian Life Insurance Company of America.

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years

Maria Nydia Morrison (born 1958)	Fund Controller	Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2015); Chief Financial Officer/Assistant Operating Officer, St. Francis De Assisi Montessori School (Plaridel, Bulacan), Inc. (Philippines) (2013–2015); Vice President, Bank of New York Mellon prior thereto.

Sonya L. Crosswell (born 1977)	Assistant Secretary	Assistant Vice President, Assistant Corporate Secretary and Secretary Pro Tem, The Guardian Life Insurance Company of America (since 2014); Vice President, Secretary and Assistant General Counsel, Carver Federal Savings Bank prior thereto.

*

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 7 Hanover Square, New York, New York 10004.

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-Q or Form N-PORT (for filings beginning in April 2019 relating to March 31, 2019 data). The Fund’s Form N-Q or Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-Q or Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/
Prospectuses.

Beginning in April 2019, the Fund will cease to disclose its holdings on Form N-Q and will file Form N-PORT with the Securities and Exchange Commission on a monthly basis, with the information contained on Form N-PORT for the last month of the Fund’s fiscal quarter being made public by the Securities and Exchange Commission 60 days after the end of the Fund’s fiscal quarter.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/
Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

25

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10004-4025

PUB8169

Guardian Variable

Products Trust

2018

Annual Report

All Data as of December 31, 2018

Guardian Mid Cap Traditional Growth VIP Fund

Important Notice

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail from The Guardian Insurance & Annuity Company, Inc. (“GIAC”). Instead, GIAC will mail you a notice when copies of the shareholder reports are made available on a website. You will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not yet elected electronic delivery, at any time, you may elect to receive the Fund’s shareholder reports and certain other communications from GIAC electronically, by going to www.guardianlife.com and registering for e-delivery.

You may instead elect to receive all future shareholder reports in paper free of charge. If you wish to receive paper copies of your shareholder reports, please call GIAC’s Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342). Your election to receive reports in paper will apply to all the underlying funds available.

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Mid Cap Traditional Growth VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2018. The views expressed in the Fund Commentary are those of the Fund’s portfolio manager(s) as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC or a sub-adviser. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

FUND COMMENTARY OF JANUS CAPITAL MANAGEMENT LLC, SUB-ADVISER

Highlights

•	Guardian Mid Cap Traditional Growth VIP Fund (the “Fund”) returned -3.54%, outperforming its benchmark, the Russell Midcap® Growth Index[1] (the “Index”), for the 12 months ended December 31, 2018. Stock selection in the financials and health care sectors contributed to relative performance, as did the Fund’s underweight to the materials sector.

•	The Index returned -4.75% for the year. The materials and energy sectors were the worst-performing sectors in the Index.

Market Overview

Mid-cap stocks were volatile and broadly lost ground during the 12 months ended December 31, 2018. While corporate earnings growth was solid, rising U.S. interest rates and global trade tensions all weighed on stocks for much of the period. In the fourth quarter, markets fell sharply as trade tensions between the U.S. and China escalated and data suggested weaker international economic growth.

Portfolio Review

The Fund outperformed the Index during the period. Stock selection in the financials and health care sectors contributed to relative performance, as did the Fund’s underweight to the materials sector. Stock selection in the industrials sector was another contributor to relative results. The Fund’s underweight to the consumer staples sector detracted from relative performance. Stock selection in the technology sector was another detractor from relative performance.

Outlook

We believe many of the issues that roiled markets toward the end of the year — trade conflict, Brexit negotiations, uncertainty about global growth and monetary tightening — are likely to persist. As a result, we expect more volatility in the coming months. In the fourth quarter, consumer staples stocks broadly outperformed the rest of the market. As of December 31, 2018, the Fund was underweight the consumer staples sector, compared to the Index. We believe these stocks trade at high valuations relative to the market and that other trends, such as changing consumer preferences, have created further headwinds for consumer staples companies.

In recent months we have increased the Fund’s exposure to financial technology and information services companies. Another area where we see opportunity is in medical device companies. A convergence of factors, including innovation, a rising global middle class that demands better health care, and a rising aging population, all underpin strong demand, in our view. Similar to information services companies, the potentially critical impact of medical devices on patient survival removes cyclicality from their revenue streams. Both information services and medical device stocks generally trade at a slight premium to consumer staples companies, but in our view, they have similar defensive characteristics, stronger competitive advantages and greater potential for growth.

Funds in the Guardian Variable Products Trust are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses or to obtain a printed copy, call 1-888-GUARDIAN (1-888-482-7342).

As with all mutual funds, the value of an investment in the Fund could decline, and you could lose money. Diversification does not guarantee profit or protect against loss, and there can be no assurance that the Fund will achieve its investment objective. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets. Investing in mid-size companies involves risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Investments in growth companies may be highly volatile. Growth stocks may not realize their perceived growth potential and during certain periods the Fund may underperform other equity funds that employ a different style. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

1

The Russell Midcap® Growth Index (the “Index”) is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index, and, unlike the Fund, the Index does not incur fees or expenses.

1

GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $110,065,187

Sector Allocation[1] As of December 31, 2018

Top Ten Holdings[2] As of December 31, 2018

Holding	% of Total Net Assets
Sensata Technologies Holding PLC	2.78%
TD Ameritrade Holding Corp.	2.75%
Boston Scientific Corp.	2.44%
Lamar Advertising Co., Class A REIT	2.24%
TE Connectivity Ltd.	2.22%
WEX, Inc.	2.20%
Constellation Software, Inc. (Canada)	2.16%
PerkinElmer, Inc.	2.15%
SS&C Technologies Holdings, Inc.	2.10%
Crown Castle International Corp. REIT	2.09%
Total	23.13%

1	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

2

GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2018

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Mid Cap Traditional Growth VIP Fund	9/1/2016	-3.54%	—	—	9.16%
Russell Midcap® Growth Index		-4.75%	—	—	7.95%

Results of a Hypothetical $10,000 Investment As of December 31, 2018

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Mid Cap Traditional Growth VIP Fund and the Russell Midcap® Growth Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

3

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18-12/31/18	Expense Ratio During Period 7/1/18-12/31/18
Based on Actual Return	$ 1,000.00	$913.60	$5.31	1.10%
Based on Hypothetical Return (5% Return Before Expenses)	$ 1,000.00	$1,019.66	$5.60	1.10%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

SCHEDULE OF INVESTMENTS — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

December 31, 2018	Shares	Value
Common Stocks – 98.2%

Aerospace & Defense – 2.6%

Harris Corp.	7,798	$1,050,001

Teledyne Technologies, Inc.(1)	8,735	1,808,756

		2,858,757
Airlines – 0.7%

Ryanair Holdings PLC, ADR(1)	11,083	790,661

		790,661
Auto Components – 0.3%

Visteon Corp.(1)	6,182	372,651

		372,651
Banks – 0.6%

SVB Financial Group(1)	3,169	601,856

		601,856
Biotechnology – 2.4%

ACADIA Pharmaceuticals, Inc.(1)	18,158	293,615

Alkermes PLC(1)	10,615	313,249

Celgene Corp.(1)	11,546	739,983

Neurocrine Biosciences, Inc.(1)	12,954	925,045

Sarepta Therapeutics, Inc.(1)	3,195	348,670

		2,620,562
Building Products – 0.9%

AO Smith Corp.	21,790	930,433

		930,433
Capital Markets – 5.5%

LPL Financial Holdings, Inc.	35,871	2,191,001

MSCI, Inc.	5,553	818,679

TD Ameritrade Holding Corp.	61,916	3,031,407

		6,041,087
Commercial Services & Supplies – 3.4%

Cimpress N.V.(1)	14,119	1,460,187

Edenred (France)	26,726	979,700

Ritchie Bros Auctioneers, Inc.	40,184	1,314,820

		3,754,707
Consumer Finance – 0.5%

Synchrony Financial	24,553	576,013

		576,013
Containers & Packaging – 1.5%

Sealed Air Corp.	47,802	1,665,422

		1,665,422
Diversified Consumer Services – 1.4%

frontdoor, Inc.(1)	15,793	420,252

ServiceMaster Global Holdings, Inc.(1)	31,587	1,160,506

		1,580,758
Electrical Equipment – 3.2%

AMETEK, Inc.	6,022	407,689

Sensata Technologies Holding PLC(1)	68,294	3,062,303

		3,469,992
Electronic Equipment, Instruments & Components – 6.2%

Belden, Inc.	14,484	604,997

December 31, 2018	Shares	Value
Electronic Equipment, Instruments & Components (continued)

Dolby Laboratories, Inc., Class A	16,642	$1,029,141

Flex Ltd.(1)	116,082	883,384

National Instruments Corp.	39,661	1,799,816

TE Connectivity Ltd.	32,299	2,442,774

		6,760,112
Entertainment – 0.5%

Liberty Media Corp-Liberty Formula One, Class C(1)	18,010	552,907

		552,907
Equity Real Estate Investment – 4.3%

Crown Castle International Corp. REIT	21,188	2,301,652

Lamar Advertising Co., Class A REIT	35,594	2,462,393

		4,764,045
Health Care Equipment & Supplies – 7.6%

Boston Scientific Corp.(1)	76,002	2,685,911

ICU Medical, Inc.(1)	4,527	1,039,535

STERIS PLC	2,059	220,004

Teleflex, Inc.	4,128	1,067,005

The Cooper Cos., Inc.	8,910	2,267,595

Varian Medical Systems, Inc.(1)	9,004	1,020,243

		8,300,293
Health Care Technology – 1.3%

athenahealth, Inc.(1)	10,800	1,424,844

		1,424,844
Hotels, Restaurants & Leisure – 3.2%

Aramark	29,391	851,457

Dunkin’ Brands Group, Inc.	25,265	1,619,992

Norwegian Cruise Line Holdings Ltd.(1)	24,481	1,037,750

		3,509,199
Industrial Conglomerates – 1.1%

Carlisle Cos., Inc.	11,869	1,193,072

		1,193,072
Insurance – 4.7%

Aon PLC	15,146	2,201,623

Intact Financial Corp. (Canada)	19,390	1,408,800

WR Berkley Corp.	21,534	1,591,578

		5,202,001
Internet & Direct Marketing Retail – 0.4%

Wayfair, Inc., Class A(1)	4,825	434,636

		434,636
IT Services – 10.5%

Amdocs Ltd.	30,960	1,813,637

Broadridge Financial Solutions, Inc.	10,181	979,921

Euronet Worldwide, Inc.(1)	4,919	503,607

Fidelity National Information Services, Inc.	16,246	1,666,027

Gartner, Inc.(1)	9,186	1,174,338

Global Payments, Inc.	20,459	2,109,937

GoDaddy, Inc., Class A(1)	13,599	892,367

WEX, Inc.(1)	17,268	2,418,556

		11,558,390

The accompanying notes are an integral part of these financial statements.	5

SCHEDULE OF INVESTMENTS — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

December 31, 2018	Shares	Value
Life Sciences Tools & Services – 5.5%

IQVIA Holdings, Inc.(1)	16,026	$1,861,741

PerkinElmer, Inc.	30,164	2,369,382

Waters Corp.(1)	9,597	1,810,474

		6,041,597
Machinery – 2.1%

Rexnord Corp.(1)	49,436	1,134,556

The Middleby Corp.(1)	7,638	784,652

Wabtec Corp.	6,112	429,368

		2,348,576
Media – 0.8%

Omnicom Group, Inc.	12,550	919,162

		919,162
Oil, Gas & Consumable Fuels – 0.1%

World Fuel Services Corp.	7,056	151,069

		151,069
Pharmaceuticals – 0.8%

Catalent, Inc.(1)	21,486	669,933

Elanco Animal Health, Inc.(1)	5,292	166,857

		836,790
Professional Services – 4.5%

CoStar Group, Inc.(1)	5,458	1,841,202

IHS Markit Ltd.(1)	20,824	998,927

Verisk Analytics, Inc.(1)	19,580	2,135,003

		4,975,132
Road & Rail – 0.8%

Old Dominion Freight Line, Inc.	7,393	912,962

		912,962
Semiconductors & Semiconductor Equipment – 7.4%

KLA-Tencor Corp.	19,598	1,753,825

Lam Research Corp.	9,389	1,278,500

Microchip Technology, Inc.	31,833	2,289,429

ON Semiconductor Corp.(1)	90,746	1,498,217

Xilinx, Inc.	14,789	1,259,579

		8,079,550
Software – 9.4%

Atlassian Corp. PLC, Class A(1)	20,546	1,828,183

Constellation Software, Inc. (Canada)	3,713	2,376,679

Intuit, Inc.	3,557	700,195

Nice Ltd., ADR(1)	17,111	1,851,581

SS&C Technologies Holdings, Inc.	51,162	2,307,918

December 31, 2018	Shares	Value
Software (continued)

The Ultimate Software Group, Inc.(1)	5,125	$1,254,959

		10,319,515
Specialty Retail – 0.6%

Williams-Sonoma, Inc.	13,617	686,978

		686,978
Textiles, Apparel & Luxury Goods – 2.8%

Carter’s, Inc.	7,845	640,309

Gildan Activewear, Inc.	63,289	1,921,454

Lululemon Athletica, Inc.(1)	4,518	549,434

		3,111,197
Trading Companies & Distributors – 0.6%

Ferguson PLC (United Kingdom)	10,925	699,702

		699,702

Total Common Stocks (Cost $116,475,715)		108,044,628

	Principal Amount	Value
Short-Term Investment – 2.0%

Repurchase Agreements – 2.0%

Fixed Income Clearing Corp., 0.50%, dated 12/31/2018, proceeds at maturity value of $2,215,062, due 1/2/2019(2)	$2,215,000	2,215,000

Total Repurchase Agreements (Cost $2,215,000)		2,215,000

Total Investments – 100.2% (Cost $118,690,715)		110,259,628

Liabilities in excess of other assets – (0.2)%		(194,441)

Total Net Assets – 100.0%		$110,065,187

(1)	Non–income–producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	2.875%	7/31/2025	$2,205,000	$2,262,555

Legend:

ADR — American Depositary Receipt

REIT — Real Estate Investment Trust

The following is a summary of the inputs used as of December 31, 2018 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks	$106,365,226	$1,679,402	*	$—	$108,044,628
Repurchase Agreements	—	2,215,000		—	2,215,000
Total	$106,365,226	$3,894,402		$—	$110,259,628

*

Consists of certain foreign securities whose values were determined by a pricing service using pricing models (See Note 2a in Notes to Financial Statements). These investments in securities were classified as Level 2 rather than Level 1.

6	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

Statement of Assets and Liabilities As of December 31, 2018
Assets

Investments, at value	$110,259,628

Cash	75

Foreign currency, at value	8,451

Receivable for investments sold	66,293

Dividends/interest receivable	24,236

Reimbursement receivable from adviser	20,102

Prepaid expenses	8,891

Total Assets	110,387,676

Liabilities

Payable for investments purchased	172,052

Investment advisory fees payable	75,919

Distribution fees payable	23,891

Accrued audit fees	15,000

Accrued custodian and accounting fees	8,707

Payable for fund shares redeemed	5,231

Accrued trustees’ and officers’ fees	1,640

Accrued expenses and other liabilities	20,049

Total Liabilities	322,489

Total Net Assets	$110,065,187

Net Assets Consist of:

Paid-in capital	$111,638,550

Distributable loss	(1,573,363)

Total Net Assets	$110,065,187

Investments, at Cost	$118,690,715

Foreign Currency, at Cost	$8,447

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	8,968,891

Net Asset Value Per Share	$12.27

Statement of Operations For the Year Ended December 31, 2018
Investment Income

Dividends	$987,070

Interest	8,441

Withholding taxes on foreign dividends	(17,103)

Total Investment Income	978,408

Expenses

Investment advisory fees	753,294

Distribution fees	238,360

Trustees’ and officers’ fees	68,112

Custodian and accounting fees	57,537

Professional fees	53,686

Administrative fees	44,722

Transfer agent fees	13,460

Shareholder reports	9,550

Other expenses	14,056

Total Expenses	1,252,777

Less: Fees waived	(204,348)

Total Expenses, Net	1,048,429

Net Investment Income/(Loss)	(70,021)

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Transactions

Net realized gain/(loss) from investments	5,096,243

Net realized gain/(loss) from foreign currency transactions	(4,392)

Net change in unrealized appreciation/(depreciation) on investments	(10,889,841)

Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	(1)

Net Loss on Investments and Foreign Currency Transactions	(5,797,991)

Net Decrease in Net Assets Resulting From Operations	$(5,868,012)

The accompanying notes are an integral part of these financial statements.	7

FINANCIAL INFORMATION — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/18	For the Year Ended 12/31/17

Operations

Net investment income/(loss)	$(70,021)	$(35,939)

Net realized gain/(loss) from investments and foreign currency transactions	5,091,851	1,871,114

Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	(10,889,842)	2,448,658

Net Increase/(Decrease) in Net Assets Resulting from Operations	(5,868,012)	4,283,833

Capital Share Transactions

Proceeds from sales of shares	120,913,855	4,000,864

Cost of shares redeemed	(17,662,081)	(8,875,001)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	103,251,774	(4,874,137)

Net Increase/(Decrease) in Net Assets	97,383,762	(590,304)

Net Assets

Beginning of year	12,681,425	13,271,729

End of year	$110,065,187	$12,681,425

Other Information:

Shares

Sold	9,277,053	377,261

Redeemed	(1,305,053)	(708,621)

Net Increase/(Decrease)	7,972,000	(331,360)

8	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

9

FINANCIAL INFORMATION — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)(1)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/18	$12.72	$(0.01)	$(0.44)	$(0.45)	$12.27	(3.54)%

Year Ended 12/31/17	9.99	(0.02)	2.75	2.73	12.72	27.33%

Period Ended 12/31/16(4)	10.00	0.00 (5)	(0.01)	(0.01)	9.99	(0.10)	%(6)

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income/(Loss) to Average Net Assets(3)		Gross Ratio of Net Investment Loss to Average Net Assets		Portfolio Turnover Rate

$110,065	1.10%		1.31%		(0.07)%		(0.28)%		30%

12,681	1.09%		2.15%		(0.20)%		(1.26)%		35%

13,272	1.09%	(6)	2.93%	(6)	0.14	%(6)	(1.70	)%(6)	5%	(6)

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers and expense limitations.

(4)	Commenced operations on September 1, 2016.

(5)	Rounds to $0.00 per share.

(6)

Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2016, certain non-recurring fees (i.e., audit fees) are not annualized.

The accompanying notes are an integral part of these financial statements.	11

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

December 31, 2018

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has sixteen series. Guardian Mid Cap Traditional Growth VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks long-term growth of capital.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with policies and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with policies and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

12

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the year ended December 31, 2018, there were no transfers among any levels.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2018 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2018, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2018, the Fund did not hold any derivatives.

13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.80% up to $100 million, 0.75% up to $300 million, and 0.73% in excess of $300 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2019 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 1.10% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). Prior to April 9, 2018, the expense limitation was 1.09%. The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, may be terminated only upon approval of the Board of Trustees, and is subject to Park Avenue’s recoupment rights. For the year ended December 31, 2018, Park Avenue waived fees and/or paid Fund expenses in the amount of $204,348.

Park Avenue may be entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

the time of the recoupment, if any. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation after April 9, 2018 will not be subject to Park Avenue’s recoupment rights. The amount available for potential future recoupment by Park Avenue from the Fund under the Expense Limitation Agreement and the expiration schedule at December 31, 2018 are as follows:

	Potential Recoupment Amounts Expiring
Total Potential Recoupment Amounts	2021	2020	2019
$328,231	$54,113	$192,946	$81,172

Park Avenue has entered into a Sub-Advisory Agreement with Janus Capital Management LLC (“Janus Capital”). Janus Capital is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2018, the Fund paid distribution fees in the amount of $238,360 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity

(“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $128,333,138 and $26,614,556, respectively, for the year ended December 31, 2018. During the year ended December 31, 2018, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a $10 million committed revolving credit facility from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the higher of the daily one-month LIBOR rate and the Federal Funds rate plus 1.25% at the time of borrowing. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until December 10, 2019. The Fund did not utilize the credit facility during the year ended December 31, 2018.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Recent Accounting Pronouncement

On August 17, 2018, the U.S. Securities and Exchange Commission (“SEC”) voted to adopt amendments to certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other SEC disclosure requirements, GAAP, or changes in the information environment. The SEC will also be referring certain SEC disclosure requirements that overlap with, but require information incremental to, GAAP to the FASB for potential incorporation into GAAP. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. As such, the financial statements herein have been updated to conform with these new requirements, which had no effect on the Fund’s net assets or results of operations.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Mid Cap Traditional Growth VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Mid Cap Traditional Growth VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

February 19, 2019

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

17

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of Investment Advisory and Sub-advisory Agreements

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that a fund’s board of trustees annually review and consider the continuation of the fund’s investment advisory and sub-advisory agreements. The continuation of any such agreement must be approved by a vote of a majority of the trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of a party to the agreement at an in-person meeting of the board called for the purpose of voting on such approval.

At a meeting of the Board of Trustees (the “Board”) of Guardian Variable Products Trust (the “Trust”) held on March 27-28, 2018, the Board considered and unanimously voted to approve the continuation of the investment management agreement (the “Management Agreement”) between Park Avenue Institutional Advisers LLC (the “Manager”) and the Trust, on behalf of the following 11 series, Guardian Core Plus Fixed Income VIP Fund, Guardian Diversified Research VIP Fund, Guardian Growth & Income VIP Fund, Guardian Integrated Research VIP Fund, Guardian International Growth VIP Fund, Guardian International Value VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Large Cap Disciplined Value VIP Fund, Guardian Large Cap Fundamental Growth VIP Fund, Guardian Mid Cap Relative Value VIP Fund and Guardian Mid Cap Traditional Growth VIP Fund (the “Funds”). The Board also considered and unanimously voted to approve the continuation of the sub-advisory agreements (the “Sub-advisory Agreements,” collectively with the Management Agreement, the “Agreements”) between the Manager and the following investment advisory firms serving as sub-advisers to the Funds, ClearBridge Investments LLC, Wellington Management Company LLP, Massachusetts Financial Services Company, Putnam Investment Management, LLC, Boston Partners Global Investors, Inc., AllianceBernstein L.P., Janus Capital Management LLC, Wells Capital Management Incorporated, J.P. Morgan Investment Management Inc., Lazard Asset Management LLC, and Lord, Abbett & Co. LLC (the “Sub-advisers”). The continuation of the Agreements for a one-year period was unanimously approved by the Trustees who are not parties to the Agreements or “interested persons” (as defined in the 1940 Act) of a party to the Agreements (the “Independent Trustees”).

The Board is responsible for overseeing the management of each Fund. In determining whether to approve the continuation of the Agreements, the Trustees evaluated information and factors that they considered to be relevant and appropriate through the exercise of their own business judgment. The Trustees considered certain information and factors in light of advice furnished to them by legal counsel to the Trust and, in the case of the Independent Trustees, their independent legal counsel.

In advance of the meeting held on March 27-28, 2018, the Trustees received materials and information designed to assist their consideration of the Agreements, including written responses from the Manager and each Sub-adviser to a series of questions and requests for information covering a wide variety of topics provided by independent legal counsel on behalf of the Independent Trustees. Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, was retained to provide the Trustees with reports on how each Fund’s contractual management fees, actual management fees, overall expense ratios and investment performance compared to those of “peer funds” selected by Broadridge that are offered as investment options underlying variable contracts. The Trustees also received materials and information regarding the legal standards applicable to their consideration of the Agreements and the process and criteria used by the Manager to oversee the Sub-advisers. During the course of their deliberations, the Independent Trustees met to discuss and evaluate the Agreements in executive session with their independent legal counsel, outside of the presence of the Trustees who are not Independent Trustees and representatives from Fund management, the Manager or any Sub-adviser.

In reaching its decisions to approve the continuation of the Agreements, the Board took into account the materials and information described above as well as other materials and information provided to the Board and discussed with and among the Trustees, including information regarding the Funds furnished to the Board by the Manager throughout the year. Individual Trustees may have given different weight to different factors and information with respect to each Agreement, and the Trustees did not identify any single factor or information that, in isolation, would be controlling in deciding to approve the continuation of the Agreements.

The discussion below is intended to summarize the broad factors that figured prominently in the Board’s decisions to approve the continuation of the Agreements rather than to be all-inclusive. These broad factors included: (i) the nature, extent and quality of the services provided to the Funds by the Manager and the Sub-advisers; (ii) the investment performance of the

18

SUPPLEMENTAL INFORMATION (UNAUDITED)

Funds; (iii) the fees charged and estimated profitability; (iv) the extent to which economies of scale may exist for a Fund, and the extent to which a Fund may benefit from economies of scale; and (v) any other benefits derived by the Manager or the Sub-advisers (or their respective affiliates) from their relationships with the Funds. In addition to considering the above-referenced factors, the Board observed that there are a range of investment options available to variable contract owners who may invest in the Funds, and that these contract owners, having had the opportunity to consider other investment options, may choose to invest or remain invested in the Funds.

Nature, Extent and Quality of Services

The Trustees considered information regarding the nature, extent and quality of services provided to the Funds by the Manager. The Trustees also considered the range of investment advisory services and non-investment advisory services provided by the Manager, notably coordinating the preparation and filing of various regulatory documents, coordinating the preparation and assembly of Board meeting materials and assisting the Board with certain valuation matters.

The Trustees considered the operation of the Funds in a “manager-of-managers” structure and the responsibilities that the Manager has under this structure, including monitoring and evaluating the performance of the Sub-advisers, monitoring the Sub-advisers for adherence to the stated investment objectives, strategies, policies and restrictions of the Funds and supervising the Sub-advisers with respect to the services that the Sub-advisers provide under the Sub-advisory Agreements. The Trustees also considered the process used by the Manager, consistent with this structure, to identify and recommend sub-advisers, and its ability to monitor and oversee sub-advisers and recommend replacement sub-advisers, when necessary, and provide other services under the Management Agreement. The Trustees reviewed information regarding the experience and background of the Manager’s key personnel and the Manager’s organizational structure and resources, including investment, legal and administrative capabilities of the Manager. In this regard, the Trustees recognized that the Funds benefit from the Manager’s use of similar resources and capabilities of its affiliates in providing services to the Funds.

The Trustees considered information regarding the nature, extent and quality of services provided to the Funds by the Sub-advisers. The Trustees also considered, among other things, the range of investment advisory services provided by the Sub-advisers under the oversight of the Manager. In evaluating these investment advisory services, the Trustees considered, among other things, the Sub-advisers’ investment philosophies, styles and/or processes and approach to managing risk. The Trustees received and evaluated information regarding the background, education, expertise and/or experience of the investment professionals that serve as portfolio managers for the Funds and the capabilities, resources and reputations of the Sub-advisers.

Based upon these considerations, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Funds by the Manager and each Sub-adviser.

Investment Performance

The Board considered the investment performance of each Fund. Among other reports, the Board reviewed the performance of the Funds for the one-year and since inception periods compared to a universe of peer funds selected by Broadridge. The Board noted that the Funds had performance records of less than two years and that the Board had reviewed longer performance records of the funds or accounts managed by the Sub-advisers with similar strategies as the applicable Fund, when available, when the Board initially approved the Agreements in 2016. The Broadridge report placed the Funds in the following quintiles of the relevant peer universe for the one-year and since inception periods, respectively: Guardian Core Plus Fixed Income VIP Fund (3rd, 3rd), Guardian Diversified Research VIP Fund (2nd, 2nd), Guardian Growth & Income VIP Fund (1st, 1st), Guardian Integrated Research VIP Fund (4th, 5th), Guardian International Growth VIP Fund (3rd, 2nd), Guardian International Value VIP Fund (3rd, 5th), Guardian Large Cap Disciplined Growth VIP Fund (3rd, 4th), Guardian Large Cap Disciplined Value VIP Fund (1st, 1st), Guardian Large Cap Fundamental Growth VIP Fund (5th, 4th), Guardian Mid Cap Relative Value VIP Fund (4th, 3rd) and Guardian Mid Cap Traditional Growth VIP Fund (2nd, 2nd).

The Board considered the investment reports provided by the Manager since commencement of operations of the Funds during quarterly Board meetings. The Board also considered the Manager’s analysis of Sub-adviser performance and the steps taken by the Manager and the Sub-advisers to seek to improve performance and the results of those steps.

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

In light of the considerations noted above, the Board concluded that it had continued confidence in the Manager’s and the Sub-advisers’ overall capabilities to manage the Funds.

Costs and Profitability

The Trustees considered the management fees paid by the Funds to the Manager under the Management Agreement and evaluated the reasonableness of these fees. The Trustees received and reviewed information with respect to the management fees, including the portion of the management fees paid to each Sub-adviser, and the management fees paid by other funds offered as investment options underlying variable contracts within the applicable peer group selected by Broadridge. The Broadridge report placed the Funds in the following quintiles of the relevant expense peer group for the contractual management fees and actual management fees, respectively: Guardian Core Plus Fixed Income VIP Fund (1st, 3rd), Guardian Diversified Research VIP Fund (2nd, 3rd), Guardian Growth & Income VIP Fund (1st, 1st), Guardian Integrated Research VIP Fund (1st, 2nd), Guardian International Growth VIP Fund (1st, 2nd), Guardian International Value VIP Fund (3rd, 2nd), Guardian Large Cap Disciplined Growth VIP Fund (1st, 1st), Guardian Large Cap Disciplined Value VIP Fund (1st, 1st), Guardian Large Cap Fundamental Growth VIP Fund (1st, 1st), Guardian Mid Cap Relative Value VIP Fund (1st, 1st) and Guardian Mid Cap Traditional Growth VIP Fund (3rd, 4th).

The Trustees considered the sub-advisory fees paid under the Sub-advisory Agreements and evaluated the reasonableness of those fees. The Trustees also considered that the fees paid to the Sub-advisers are paid by the Manager and not the Funds and that the Manager had negotiated the fees with the Sub-advisers at arm’s-length. In addition, the Trustees considered the portion of the management fees paid to each Sub-adviser as compared to the portion retained by the Manager.

The Trustees received and reviewed information in the Broadridge report comparing each Fund’s operating expense ratio to the actual operating expense ratios of a peer group of funds selected by Broadridge. The Trustees considered the Manager’s commitment to limit each Fund’s operating expenses through an expense limitation agreement with the Trust. The Broadridge report placed the Funds in the following quintiles of the relevant expense peer group for the operating expense ratio: Guardian Core Plus Fixed Income VIP Fund (2nd), Guardian Diversified Research VIP Fund (2nd), Guardian Growth & Income VIP Fund

(2nd), Guardian Integrated Research VIP Fund (1st), Guardian International Growth VIP Fund (3rd), Guardian International Value VIP Fund (1st), Guardian Large Cap Disciplined Growth VIP Fund (1st), Guardian Large Cap Disciplined Value VIP Fund (2nd), Guardian Large Cap Fundamental Growth VIP Fund (1st), Guardian Mid Cap Relative Value VIP Fund (1st) and Guardian Mid Cap Traditional Growth VIP Fund (3rd).

Although the Board recognized that the comparisons between the management fees and anticipated operating expenses of the Funds and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Trustees found that the comparative information supported their consideration and approval of the management fees and evaluation of operating expenses.

The Trustees reviewed information regarding the Manager’s costs of sponsoring the Funds and estimated profitability of the Funds to the Manager. The Trustees noted that the information contained estimates, such as allocations of expenses. Although the Trustees did not receive specific cost and profitability information from certain Sub-advisers, the Trustees primarily considered the cost and profitability information relating to the Manager because the Manager is responsible for payment of the sub-advisory fees and negotiated the fees with the Sub-advisers at arm’s-length.

Based on the consideration of the information and factors summarized above, as well as other information and factors deemed relevant by the Trustees, the Trustees concluded that the management and sub-advisory fees were reasonable in light of the nature, extent and quality of services rendered to the Funds by the Manager and the Sub-advisers. The Trustees also concluded that the estimated profitability of the Funds to the Manager was acceptable.

Economies of Scale

The Trustees considered the extent to which economies of scale may be shared as assets grow based on current asset levels of the Funds, anticipated asset levels over the next year, the current management and sub-advisory fee rates, the expense limitation arrangements, and any management and sub-advisory fee breakpoints, which reduce fee rates as assets increase. Based on those factors, the Board concluded that it was satisfied with the extent to which any economies of scale would be shared for the benefit of Fund shareholders. The Board noted that it would continue to monitor future growth in each Fund’s assets

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

and whether additional steps are required to share appropriately any economies of scale with Fund shareholders.

Ancillary Benefits

The Trustees considered the benefits, other than management fees, that the Manager and/or its affiliates receive because of the Manager’s relationship with the Funds. The Trustees acknowledged that the Funds serve as investment options under variable contracts issued by an affiliate of the Manager that receives fees under those contracts and that Park Avenue Securities LLC, an affiliate of the Manager and principal underwriter of the Funds, and an insurance company affiliated with the Manager receive fees from the Funds under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act. The Trustees considered that the Manager and its affiliates may benefit from (i) greater efficiencies in annuity administration and operations and potential cost savings due to a reduction in the number of unaffiliated funds available as annuity contract investment options, and (ii) increased dividends-received deductions due to the Funds’ status under the tax laws as disregarded entities. In addition, the Trustees considered the potential benefits, other than sub-advisory fees, that the Sub-advisers and their affiliates receive because of their relationships with the Funds, including the potential increased ability to use soft dollars consistent with Trust policies and other benefits from increases in assets under management. The Trustees concluded that benefits that accrue to the Manager and its affiliates are reasonable and the benefits that accrue to the Sub-advisers and their affiliates are consistent with those expected for a sub-adviser to a mutual fund such as the applicable Fund.

Conclusion

Based on a comprehensive consideration and evaluation of all of the information and factors summarized above, among others, the Board voting as a whole, including the Independent Trustees voting separately, unanimously approved the continuation of the Agreements.

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris† (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuity Distributors (2013– 2015); Director/Trustee, Advanced Series Trust, Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013– 2015); Senior Vice President, Prudential Annuities (2008–2015).	16	None.

Theda R. Haber† (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (since 2015); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry) (since 2012); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009-2011); Deputy Global General Counsel, Barclays Global Investors (2006-2009); Managing Director, Barclays Global Investors (1998-2006).	16	None.

Marshall Lux† (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	16	None.

Lisa K. Polsky† (born 1956)	Trustee	Senior Risk Advisor, AQR (investment management) (since 2016); Senior Risk Advisor, Ultra Capital (venture capital) (since 2016); Board Member and Chair of Risk Committee, DeutscheBank IHC (financial services) (since May 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	16	None.

John Walters† (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (since 2015); Board Member, Stadion Money Management LLC (investment adviser) (since 2011); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	16	None.

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustee
Interested Trustees

Gordon Dinsmore** (born 1952)	Trustee	Senior Vice President, Head of Product and President of Berkshire, The Guardian Life Insurance Company of America.	16	None.

Marc Costantini** (born 1969)	Chairman and Trustee	Executive Vice President, Group and Worksite Markets, The Guardian Life Insurance Company of America (since 2017); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America (2014– 2017); Executive Vice President, Manulife Financial prior thereto (various positions from 1990–2014).	16	None.

*

Each Trustee except for Mr. Dinsmore began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Mr. Dinsmore has served as a Trustee since November 2017. The business address of each Trustee is 7 Hanover Square, New York, New York 10004.

**

Each of Gordon Dinsmore and Marc Costantini is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

***	As of the date of this report, the Trust currently consists of 16 separate Funds.
†	Member of the Audit Committee of the Trust.

The following table provides information about the Officers of the Trust.

Name and Year of Birth	Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years

Gordon Dinsmore (born 1952)	President and Principal Executive Officer (Since November 2017)	Senior Vice President, Head of Product and President of Berkshire, The Guardian Life Insurance Company of America.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Vice President, Chief Financial Officer, Equity Profit Center, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Senior Vice President, Corporate Secretary, The Guardian Life Insurance Company of America (since 2015); Senior Vice President, Deputy General Counsel, Corporate Secretary, Voya Financial, Inc. (2013–2014); Managing Director, Senior Counsel, Corporate Secretary, BlackRock, Inc. prior thereto.

Richard T. Potter (born 1954)	Senior Vice President and Chief Legal Officer	Vice President and Equity Counsel, The Guardian Life Insurance Company of America.

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Executive Director, Chief Compliance Officer, Morgan Stanley (2015–2017); Vice President, Morgan Stanley (2013–2015); Vice President, Corporate Audit Group–Compliance, Morgan Stanley prior thereto.

James R. Anderson (born 1963)	Anti-Money Laundering Officer (Since November 2017)	Second Vice President, Agency and Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America.

Kathleen M. Moynihan (born 1966)	Senior Counsel	Senior Counsel, The Guardian Life Insurance Company of America.

Maria Nydia Morrison (born 1958)	Fund Controller	Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2015); Chief Financial Officer/Assistant Operating Officer, St. Francis De Assisi Montessori School (Plaridel, Bulacan), Inc. (Philippines) (2013–2015); Vice President, Bank of New York Mellon prior thereto.

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years

Sonya L. Crosswell (born 1977)	Assistant Secretary	Assistant Vice President, Assistant Corporate Secretary and Secretary Pro Tem, The Guardian Life Insurance Company of America (since 2014); Vice President, Secretary and Assistant General Counsel, Carver Federal Savings Bank prior thereto.

*

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 7 Hanover Square, New York, New York 10004.

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-Q or Form N-PORT (for filings beginning in April 2019 relating to March 31, 2019 data). The Fund’s Form N-Q or Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-Q or Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/
Prospectuses.

Beginning in April 2019, the Fund will cease to disclose its holdings on Form N-Q and will file Form N-PORT with the Securities and Exchange Commission on a monthly basis, with the information contained on Form N-PORT for the last month of the Fund’s fiscal quarter being made public by the Securities and Exchange Commission 60 days after the end of the Fund’s fiscal quarter.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/
Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

25

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10004-4025

PUB8177

Guardian Variable

Products Trust

2018

Annual Report

All Data as of December 31, 2018

Guardian Mid Cap Relative Value VIP Fund

Important Notice

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail from The Guardian Insurance & Annuity Company, Inc. (“GIAC”). Instead, GIAC will mail you a notice when copies of the shareholder reports are made available on a website. You will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not yet elected electronic delivery, at any time, you may elect to receive the Fund’s shareholder reports and certain other communications from GIAC electronically, by going to www.guardianlife.com and registering for e-delivery.

You may instead elect to receive all future shareholder reports in paper free of charge. If you wish to receive paper copies of your shareholder reports, please call GIAC’s Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342). Your election to receive reports in paper will apply to all the underlying funds available.

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Mid Cap Relative Value VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2018. The views expressed in the Fund Commentary are those of the Fund’s portfolio manager(s) as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC or a sub-adviser. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN MID CAP RELATIVE VALUE VIP FUND

FUND COMMENTARY OF WELLS CAPITAL MANAGEMENT INCORPORATED, SUB-ADVISER

Highlights

•	Guardian Mid Cap Relative Value VIP Fund (the “Fund”) returned -14.48%, underperforming its benchmark, the Russell Midcap® Value Index[1] (the “Index”), for the 12 months ended December 31, 2018. The Fund’s underperformance relative to the Index was primarily due to security selection in the energy, consumer staples, and materials sectors. The Fund’s security selection in the health care and financials sectors contributed to relative performance.

•	The Index returned -12.29% for the year. The market depreciation was broad across most sectors with energy and consumer discretionary declining the most.

Market Overview

2018 was a tale of two very different market environments. The first nine months of the year saw growth and momentum strategies significantly outperform. The U.S. equity markets took a dramatic shift for the last three months of the year as volatility increased significantly and concerns surrounding tighter monetary policy actions, potentially peak growth/margins and continued trade tensions worried investors. Mid Cap value stocks saw some of the largest multiples contraction of any style box during the first nine months of the year, but fared better over the last three months.

The Index sharply declined during the period. The energy, consumer discretionary, and materials sectors faced the most downward pressure, while the more defensive communication services and utilities sectors fared the best, as they were the only sectors in the Index with positive performance during the period.

Portfolio Review

The Fund’s relative performance was negatively impacted primarily by stock selection in the energy, consumer staples, and materials sectors. Security selection in the health care and financials sectors contributed to relative performance.

Outlook

As investors turn the page to 2019, headlines continue to focus on political budget debates, trade issues, and future monetary policy. Investors are also struggling with determining how much growth is left in this current economic cycle. We will continue to execute our process to seek to identify and capitalize on inefficiencies in individual stock prices. We will continue to seek companies that we believe have distinct long-term competitive advantages, flexible balance sheets, and strong, sustainable free-cash-flow generation.

Funds in the Guardian Variable Products Trust are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses or to obtain a printed copy, call 1-888-GUARDIAN (1-888-482-7342).

As with all mutual funds, the value of an investment in the Fund could decline, and you could lose money. Diversification does not guarantee profit or protect against loss, and there can be no assurance that the Fund will achieve its investment objective. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets. Investing in mid-size companies involves risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Value stocks may not realize their perceived value and during certain periods the Fund may underperform other equity funds that employ a different style. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

1

The Russell Midcap® Value Index (the “Index”) is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with lower price-to-book ratios and lower forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index, and, unlike the Fund, the Index does not incur fees or expenses.

1

GUARDIAN MID CAP RELATIVE VALUE VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $204,185,383

Sector Allocation[1] As of December 31, 2018

Top Ten Holdings[2] As of December 31, 2018

Holding	% of Total Net Assets
Brown & Brown, Inc.	2.96%
Ameren Corp.	2.92%
American Electric Power Co., Inc.	2.73%
Sealed Air Corp.	2.69%
Kansas City Southern	2.65%
Fidelity National Information Services, Inc.	2.62%
American Water Works Co., Inc.	2.61%
Republic Services, Inc.	2.56%
Molson Coors Brewing Co., Class B	2.55%
Jacobs Engineering Group, Inc.	2.52%
Total	26.81%

1	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

2

GUARDIAN MID CAP RELATIVE VALUE VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2018

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Mid Cap Relative Value VIP Fund	9/1/2016	-14.48%	—	—	1.19%
Russell Midcap® Value Index		-12.29%	—	—	2.33%

Results of a Hypothetical $10,000 Investment As of December 31, 2018

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Mid Cap Relative Value VIP Fund and the Russell Midcap® Value Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

3

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18-12/31/18	Expense Ratio During Period 7/1/18-12/31/18
Based on Actual Return	$1,000.00	$886.20	$4.75	1.00%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.16	$5.09	1.00%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

SCHEDULE OF INVESTMENTS — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

December 31, 2018	Shares	Value
Common Stocks – 97.7%

Aerospace & Defense – 1.8%

Harris Corp.	27,959	$3,764,679

		3,764,679
Auto Components – 0.9%

Aptiv PLC	29,702	1,828,752

		1,828,752
Banks – 4.1%

Fifth Third Bancorp	93,804	2,207,208

PacWest Bancorp	80,679	2,684,997

Regions Financial Corp.	146,103	1,954,858

Zions Bancorporation N.A.	39,750	1,619,415

		8,466,478
Beverages – 2.5%

Molson Coors Brewing Co., Class B	92,717	5,206,987

		5,206,987
Building Products – 1.8%

AO Smith Corp.	14,217	607,066

Owens Corning	70,666	3,107,891

		3,714,957
Capital Markets – 1.6%

Northern Trust Corp.	37,932	3,170,736

		3,170,736
Chemicals – 2.2%

PPG Industries, Inc.	43,876	4,485,443

		4,485,443
Commercial Services & Supplies – 3.5%

Republic Services, Inc.	72,449	5,222,848

Stericycle, Inc.(1)	50,201	1,841,875

		7,064,723
Construction & Engineering – 2.5%

Jacobs Engineering Group, Inc.	88,073	5,148,748

		5,148,748
Construction Materials – 1.0%

Eagle Materials, Inc.	33,144	2,022,778

		2,022,778
Containers & Packaging – 6.0%

International Paper Co.	77,636	3,133,389

Packaging Corp. of America	42,951	3,584,691

Sealed Air Corp.	157,986	5,504,232

		12,222,312
Electric Utilities – 3.5%

American Electric Power Co., Inc.	74,502	5,568,279

FirstEnergy Corp.	42,567	1,598,391

		7,166,670
Electrical Equipment – 0.8%

Acuity Brands, Inc.	15,090	1,734,595

		1,734,595
Energy Equipment & Services – 2.1%

Baker Hughes a GE Co.	48,271	1,037,827

December 31, 2018	Shares	Value
Energy Equipment & Services (continued)

National Oilwell Varco, Inc.	59,117	$1,519,307

Patterson-UTI Energy, Inc.	160,487	1,661,040

		4,218,174
Equity Real Estate Investment – 4.7%

American Campus Communities, Inc. REIT	83,779	3,467,613

Invitation Homes, Inc. REIT	164,759	3,308,360

Mid-America Apartment Communities, Inc. REIT	28,604	2,737,403

		9,513,376
Health Care Equipment & Supplies – 5.6%

Hologic, Inc.(1)	38,771	1,593,488

STERIS PLC	25,656	2,741,344

Varian Medical Systems, Inc.(1)	33,878	3,838,716

Zimmer Biomet Holdings, Inc.	30,887	3,203,600

		11,377,148
Health Care Providers & Services – 3.3%

AmerisourceBergen Corp.	18,572	1,381,757

Humana, Inc.	12,030	3,446,354

Universal Health Services, Inc., Class B	17,101	1,993,293

		6,821,404
Hotels, Restaurants & Leisure – 1.3%

The Wendy’s Co.	170,017	2,653,965

		2,653,965
Household Durables – 1.4%

Mohawk Industries, Inc.(1)	23,642	2,765,168

		2,765,168
Household Products – 1.5%

Church & Dwight Co., Inc.	22,085	1,452,310

Spectrum Brands Holdings, Inc.	35,974	1,519,901

		2,972,211
Industrial Conglomerates – 1.5%

Carlisle Cos., Inc.	30,806	3,096,619

		3,096,619
Insurance – 12.7%

Arch Capital Group Ltd.(1)	154,392	4,125,354

Brown & Brown, Inc.	219,092	6,038,175

Fidelity National Financial, Inc.	106,574	3,350,687

Loews Corp.	101,198	4,606,533

The Allstate Corp.	46,889	3,874,438

Willis Towers Watson PLC	25,610	3,889,135

		25,884,322
IT Services – 6.9%

Amdocs Ltd.	66,767	3,911,211

Euronet Worldwide, Inc.(1)	35,435	3,627,835

Fidelity National Information Services, Inc.	52,170	5,350,033

Leidos Holdings, Inc.	24,647	1,299,390

		14,188,469

The accompanying notes are an integral part of these financial statements.	5

SCHEDULE OF INVESTMENTS — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

December 31, 2018	Shares	Value
Life Sciences Tools & Services – 1.7%

Charles River Laboratories International, Inc.(1)	30,458	$3,447,236

		3,447,236
Machinery – 3.4%

Cummins, Inc.	17,751	2,372,244

Deere & Co.	13,510	2,015,287

Stanley Black & Decker, Inc.	20,979	2,512,025

		6,899,556
Multiline Retail – 1.6%

Kohl’s Corp.	50,134	3,325,890

		3,325,890
Multi-Utilities – 2.9%

Ameren Corp.	91,464	5,966,197

		5,966,197
Oil, Gas & Consumable Fuels – 4.2%

Anadarko Petroleum Corp.	65,434	2,868,627

Cimarex Energy Co.	48,670	3,000,505

Hess Corp.	48,861	1,978,871

WPX Energy, Inc.(1)	67,355	764,479

		8,612,482
Real Estate Management & Development – 2.1%

CBRE Group, Inc., Class A(1)	106,544	4,266,022

		4,266,022
Road & Rail – 2.7%

Kansas City Southern	56,632	5,405,525

Ryder System, Inc.	935	45,020

		5,450,545
Semiconductors & Semiconductor Equipment – 1.1%

Analog Devices, Inc.	14,396	1,235,609

MKS Instruments, Inc.	14,408	930,901

		2,166,510

December 31, 2018	Shares	Value
Software – 0.7%

Check Point Software Technologies Ltd.(1)	14,346	$1,472,617

		1,472,617
Technology Hardware, Storage & Peripherals – 1.5%

NCR Corp.(1)	130,881	3,020,733

		3,020,733
Water Utilities – 2.6%

American Water Works Co., Inc.	58,675	5,325,930

		5,325,930

Total Common Stocks (Cost $224,768,141)		199,442,432

	Principal Amount	Value
Short–Term Investment – 2.3%

Repurchase Agreements – 2.3%

Fixed Income Clearing Corp., 0.50%, dated 12/31/2018, proceeds at maturity value of $4,781,133, due 1/2/2019(2)	$4,781,000	4,781,000

Total Repurchase Agreements (Cost $4,781,000)		4,781,000

Total Investments – 100.0% (Cost $229,549,141)		204,223,432

Liabilities in excess of other assets – (0.0)%		(38,049)

Total Net Assets – 100.0%		$204,185,383

(1)	Non–income–producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	2.875%	7/31/2025	$4,755,000	$4,879,115

Legend:

REIT — Real Estate Investment Trust

The following is a summary of the inputs used as of December 31, 2018 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$199,442,432	$—	$—	$199,442,432
Repurchase Agreements	—	4,781,000	—	4,781,000
Total	$199,442,432	$4,781,000	$—	$204,223,432

6	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

Statement of Assets and Liabilities As of December 31, 2018
Assets

Investments, at value	$204,223,432

Cash	39

Dividends/interest receivable	220,504

Receivable for investments sold	118,817

Reimbursement receivable from adviser	27,437

Receivable for fund shares subscribed	40

Prepaid expenses	15,900

Total Assets	204,606,169

Liabilities

Payable for investments purchased	179,210

Investment advisory fees payable	124,611

Distribution fees payable	44,912

Payable for fund shares redeemed	17,816

Accrued audit fees	15,000

Accrued custodian and accounting fees	8,653

Accrued trustees’ and officers’ fees	2,979

Accrued expenses and other liabilities	27,605

Total Liabilities	420,786

Total Net Assets	$204,185,383

Net Assets Consist of:

Paid-in capital	$225,580,876

Distributable loss	(21,395,493)

Total Net Assets	$204,185,383

Investments, at Cost	$229,549,141

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	19,853,986

Net Asset Value Per Share	$10.28

Statement of Operations For the Year Ended December 31, 2018
Investment Income

Dividends	$2,838,983

Interest	22,453

Total Investment Income	2,861,436

Expenses

Investment advisory fees	1,194,567

Distribution fees	431,502

Trustees’ and officers’ fees	102,742

Professional fees	68,144

Custodian and accounting fees	58,416

Administrative fees	44,684

Transfer agent fees	17,909

Shareholder reports	16,236

Other expenses	24,862

Total Expenses	1,959,062

Less: Fees waived	(229,988)

Total Expenses, Net	1,729,074

Net Investment Income/(Loss)	1,132,362

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments

Net realized gain/(loss) from investments	1,377,970

Net change in unrealized appreciation/(depreciation) on investments	(26,909,351)

Net Loss on Investments	(25,531,381)

Net Decrease in Net Assets Resulting From Operations	$(24,399,019)

The accompanying notes are an integral part of these financial statements.	7

FINANCIAL INFORMATION — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/18	For the Year Ended 12/31/17

Operations

Net investment income/(loss)	$1,132,362	$167,083

Net realized gain/(loss) from investments	1,377,970	1,129,434

Net change in unrealized appreciation/(depreciation) on investments	(26,909,351)	740,586

Net Increase/(Decrease) in Net Assets Resulting from Operations	(24,399,019)	2,037,103

Capital Share Transactions

Proceeds from sales of shares	233,892,549	5,163,563

Cost of shares redeemed	(18,104,929)	(9,325,050)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	215,787,620	(4,161,487)

Net Increase/(Decrease) in Net Assets	191,388,601	(2,124,384)

Net Assets

Beginning of year	12,796,782	14,921,166

End of year	$204,185,383	$12,796,782

Other Information:

Shares

Sold	20,351,298	468,111

Redeemed	(1,562,377)	(783,293)

Net Increase/(Decrease)	18,788,921	(315,182)

8	The accompanying notes are an integral part of these financial statements.

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9

FINANCIAL INFORMATION — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/18	$12.02	$0.08	$(1.82)	$(1.74)	$10.28	(14.48)%

Year Ended 12/31/17	10.81	0.10	1.11	1.21	12.02	11.19%

Period Ended 12/31/16(4)	10.00	0.03	0.78	0.81	10.81	8.10%	(5)

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income to Average Net Assets(3)		Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate

$204,185	1.00%		1.14%		0.66%		0.52%		31%

12,797	1.09%		2.09%		0.87%		(0.13)%		76%

14,921	1.09%	(5)	2.80%	(5)	0.93%	(5)	(0.76)%	(5)	14%	(5)

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.‘s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

(4)	Commenced operations on September 1, 2016.

(5)

Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2016, certain non-recurring fees (i.e., audit fees) are not annualized.

The accompanying notes are an integral part of these financial statements.	11

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

December 31, 2018

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has sixteen series. Guardian Mid Cap Relative Value VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks long-term capital appreciation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with policies and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with policies and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

12

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the year ended December 31, 2018, there were no transfers among any levels.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2018 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2018, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2018, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or

13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.72% up to $100 million, 0.67% up to $300 million, 0.62% up to $500 million, and 0.60% in excess of $500 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2019 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 1.00% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). Prior to April 9, 2018, the expense limitation was 1.09%. The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, may be terminated only upon approval of the Board of Trustees, and is subject to Park Avenue’s recoupment rights. For the year ended December 31, 2018, Park Avenue waived fees and/or paid Fund expenses in the amount of $229,988.

Park Avenue may be entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any. Amounts waived or

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

reimbursed by Park Avenue pursuant to any expense limitation after April 9, 2018 will not be subject to Park Avenue’s recoupment rights. The amount available for potential future recoupment by Park Avenue from the Fund under the Expense Limitation Agreement and the expiration schedule at December 31, 2018 are as follows:

	Potential Recoupment Amounts Expiring
Total Potential Recoupment Amounts	2021	2020	2019
$324,090	$52,843	$191,233	$80,014

Park Avenue has entered into a Sub-Advisory Agreement with Wells Capital Management Incorporated (“Wells Capital”). Wells Capital is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2018, the Fund paid distribution fees in the amount of $431,502 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity

(“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $261,086,306 and $48,531,897, respectively, for the year ended December 31, 2018. During the year ended December 31, 2018, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a $10 million committed revolving credit facility from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the higher of the daily one-month LIBOR rate and the Federal Funds rate plus 1.25% at the time of borrowing. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until December 10, 2019. The Fund did not utilize the credit facility during the year ended December 31, 2018.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Recent Accounting Pronouncement

On August 17, 2018, the U.S. Securities and Exchange Commission (“SEC”) voted to adopt amendments to certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other SEC disclosure requirements, GAAP, or changes in the information environment. The SEC will also be referring certain SEC disclosure requirements that overlap with, but require information incremental to, GAAP to the FASB for potential incorporation into GAAP. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. As such, the financial statements herein have been updated to conform with these new requirements, which had no effect on the Fund’s net assets or results of operations.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Mid Cap Relative Value VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Mid Cap Relative Value VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

February 19, 2019

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of Investment Advisory and Sub-advisory Agreements

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that a fund’s board of trustees annually review and consider the continuation of the fund’s investment advisory and sub-advisory agreements. The continuation of any such agreement must be approved by a vote of a majority of the trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of a party to the agreement at an in-person meeting of the board called for the purpose of voting on such approval.

At a meeting of the Board of Trustees (the “Board”) of Guardian Variable Products Trust (the “Trust”) held on March 27-28, 2018, the Board considered and unanimously voted to approve the continuation of the investment management agreement (the “Management Agreement”) between Park Avenue Institutional Advisers LLC (the “Manager”) and the Trust, on behalf of the following 11 series, Guardian Core Plus Fixed Income VIP Fund, Guardian Diversified Research VIP Fund, Guardian Growth & Income VIP Fund, Guardian Integrated Research VIP Fund, Guardian International Growth VIP Fund, Guardian International Value VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Large Cap Disciplined Value VIP Fund, Guardian Large Cap Fundamental Growth VIP Fund, Guardian Mid Cap Relative Value VIP Fund and Guardian Mid Cap Traditional Growth VIP Fund (the “Funds”). The Board also considered and unanimously voted to approve the continuation of the sub-advisory agreements (the “Sub-advisory Agreements,” collectively with the Management Agreement, the “Agreements”) between the Manager and the following investment advisory firms serving as sub-advisers to the Funds, ClearBridge Investments LLC, Wellington Management Company LLP, Massachusetts Financial Services Company, Putnam Investment Management, LLC, Boston Partners Global Investors, Inc., AllianceBernstein L.P., Janus Capital Management LLC, Wells Capital Management Incorporated, J.P. Morgan Investment Management Inc., Lazard Asset Management LLC, and Lord, Abbett & Co. LLC (the “Sub-advisers”). The continuation of the Agreements for a one-year period was unanimously approved by the Trustees who are not parties to the Agreements or “interested persons” (as defined in the 1940 Act) of a party to the Agreements (the “Independent Trustees”).

The Board is responsible for overseeing the management of each Fund. In determining whether to approve the continuation of the Agreements, the Trustees evaluated information and factors that they considered to be relevant and appropriate through the exercise of their own business judgment. The Trustees considered certain information and factors in light of advice furnished to them by legal counsel to the Trust and, in the case of the Independent Trustees, their independent legal counsel.

In advance of the meeting held on March 27-28, 2018, the Trustees received materials and information designed to assist their consideration of the Agreements, including written responses from the Manager and each Sub-adviser to a series of questions and requests for information covering a wide variety of topics provided by independent legal counsel on behalf of the Independent Trustees. Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, was retained to provide the Trustees with reports on how each Fund’s contractual management fees, actual management fees, overall expense ratios and investment performance compared to those of “peer funds” selected by Broadridge that are offered as investment options underlying variable contracts. The Trustees also received materials and information regarding the legal standards applicable to their consideration of the Agreements and the process and criteria used by the Manager to oversee the Sub-advisers. During the course of their deliberations, the Independent Trustees met to discuss and evaluate the Agreements in executive session with their independent legal counsel, outside of the presence of the Trustees who are not Independent Trustees and representatives from Fund management, the Manager or any Sub-adviser.

In reaching its decisions to approve the continuation of the Agreements, the Board took into account the materials and information described above as well as other materials and information provided to the Board and discussed with and among the Trustees, including information regarding the Funds furnished to the Board by the Manager throughout the year. Individual Trustees may have given different weight to different factors and information with respect to each Agreement, and the Trustees did not identify any single factor or information that, in isolation, would be controlling in deciding to approve the continuation of the Agreements.

The discussion below is intended to summarize the broad factors that figured prominently in the Board’s decisions to approve the continuation of the Agreements rather than to be all-inclusive. These broad factors included: (i) the nature, extent and quality of the services provided to the Funds by the Manager and the Sub-advisers; (ii) the investment performance of the

18

SUPPLEMENTAL INFORMATION (UNAUDITED)

Funds; (iii) the fees charged and estimated profitability; (iv) the extent to which economies of scale may exist for a Fund, and the extent to which a Fund may benefit from economies of scale; and (v) any other benefits derived by the Manager or the Sub-advisers (or their respective affiliates) from their relationships with the Funds. In addition to considering the above-referenced factors, the Board observed that there are a range of investment options available to variable contract owners who may invest in the Funds, and that these contract owners, having had the opportunity to consider other investment options, may choose to invest or remain invested in the Funds.

Nature, Extent and Quality of Services

The Trustees considered information regarding the nature, extent and quality of services provided to the Funds by the Manager. The Trustees also considered the range of investment advisory services and non-investment advisory services provided by the Manager, notably coordinating the preparation and filing of various regulatory documents, coordinating the preparation and assembly of Board meeting materials and assisting the Board with certain valuation matters.

The Trustees considered the operation of the Funds in a “manager-of-managers” structure and the responsibilities that the Manager has under this structure, including monitoring and evaluating the performance of the Sub-advisers, monitoring the Sub-advisers for adherence to the stated investment objectives, strategies, policies and restrictions of the Funds and supervising the Sub-advisers with respect to the services that the Sub-advisers provide under the Sub-advisory Agreements. The Trustees also considered the process used by the Manager, consistent with this structure, to identify and recommend sub-advisers, and its ability to monitor and oversee sub-advisers and recommend replacement sub-advisers, when necessary, and provide other services under the Management Agreement. The Trustees reviewed information regarding the experience and background of the Manager’s key personnel and the Manager’s organizational structure and resources, including investment, legal and administrative capabilities of the Manager. In this regard, the Trustees recognized that the Funds benefit from the Manager’s use of similar resources and capabilities of its affiliates in providing services to the Funds.

The Trustees considered information regarding the nature, extent and quality of services provided to the Funds by the Sub-advisers. The Trustees also considered, among other things, the range of investment advisory services provided by the Sub-advisers under the oversight of the Manager. In evaluating these investment advisory services, the Trustees considered, among other things, the Sub-advisers’ investment philosophies, styles and/or processes and approach to managing risk. The Trustees received and evaluated information regarding the background, education, expertise and/or experience of the investment professionals that serve as portfolio managers for the Funds and the capabilities, resources and reputations of the Sub-advisers.

Based upon these considerations, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Funds by the Manager and each Sub-adviser.

Investment Performance

The Board considered the investment performance of each Fund. Among other reports, the Board reviewed the performance of the Funds for the one-year and since inception periods compared to a universe of peer funds selected by Broadridge. The Board noted that the Funds had performance records of less than two years and that the Board had reviewed longer performance records of the funds or accounts managed by the Sub-advisers with similar strategies as the applicable Fund, when available, when the Board initially approved the Agreements in 2016. The Broadridge report placed the Funds in the following quintiles of the relevant peer universe for the one-year and since inception periods, respectively: Guardian Core Plus Fixed Income VIP Fund (3rd, 3rd), Guardian Diversified Research VIP Fund (2nd, 2nd), Guardian Growth & Income VIP Fund (1st, 1st), Guardian Integrated Research VIP Fund (4th, 5th), Guardian International Growth VIP Fund (3rd, 2nd), Guardian International Value VIP Fund (3rd, 5th), Guardian Large Cap Disciplined Growth VIP Fund (3rd, 4th), Guardian Large Cap Disciplined Value VIP Fund (1st, 1st), Guardian Large Cap Fundamental Growth VIP Fund (5th, 4th), Guardian Mid Cap Relative Value VIP Fund (4th, 3rd) and Guardian Mid Cap Traditional Growth VIP Fund (2nd, 2nd).

The Board considered the investment reports provided by the Manager since commencement of operations of the Funds during quarterly Board meetings. The Board also considered the Manager’s analysis of Sub-adviser performance and the steps taken by the Manager and the Sub-advisers to seek to improve performance and the results of those steps.

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

In light of the considerations noted above, the Board concluded that it had continued confidence in the Manager’s and the Sub-advisers’ overall capabilities to manage the Funds.

Costs and Profitability

The Trustees considered the management fees paid by the Funds to the Manager under the Management Agreement and evaluated the reasonableness of these fees. The Trustees received and reviewed information with respect to the management fees, including the portion of the management fees paid to each Sub-adviser, and the management fees paid by other funds offered as investment options underlying variable contracts within the applicable peer group selected by Broadridge. The Broadridge report placed the Funds in the following quintiles of the relevant expense peer group for the contractual management fees and actual management fees, respectively: Guardian Core Plus Fixed Income VIP Fund (1st, 3rd), Guardian Diversified Research VIP Fund (2nd, 3rd), Guardian Growth & Income VIP Fund (1st, 1st), Guardian Integrated Research VIP Fund (1st, 2nd), Guardian International Growth VIP Fund (1st, 2nd), Guardian International Value VIP Fund (3rd, 2nd), Guardian Large Cap Disciplined Growth VIP Fund (1st, 1st), Guardian Large Cap Disciplined Value VIP Fund (1st, 1st), Guardian Large Cap Fundamental Growth VIP Fund (1st, 1st), Guardian Mid Cap Relative Value VIP Fund (1st, 1st) and Guardian Mid Cap Traditional Growth VIP Fund (3rd, 4th).

The Trustees considered the sub-advisory fees paid under the Sub-advisory Agreements and evaluated the reasonableness of those fees. The Trustees also considered that the fees paid to the Sub-advisers are paid by the Manager and not the Funds and that the Manager had negotiated the fees with the Sub-advisers at arm’s-length. In addition, the Trustees considered the portion of the management fees paid to each Sub-adviser as compared to the portion retained by the Manager.

The Trustees received and reviewed information in the Broadridge report comparing each Fund’s operating expense ratio to the actual operating expense ratios of a peer group of funds selected by Broadridge. The Trustees considered the Manager’s commitment to limit each Fund’s operating expenses through an expense limitation agreement with the Trust. The Broadridge report placed the Funds in the following quintiles of the relevant expense peer group for the operating expense ratio: Guardian Core Plus Fixed Income VIP Fund (2nd), Guardian Diversified Research VIP Fund (2nd), Guardian Growth & Income VIP Fund

(2nd), Guardian Integrated Research VIP Fund (1st), Guardian International Growth VIP Fund (3rd), Guardian International Value VIP Fund (1st), Guardian Large Cap Disciplined Growth VIP Fund (1st), Guardian Large Cap Disciplined Value VIP Fund (2nd), Guardian Large Cap Fundamental Growth VIP Fund (1st), Guardian Mid Cap Relative Value VIP Fund (1st) and Guardian Mid Cap Traditional Growth VIP Fund (3rd).

Although the Board recognized that the comparisons between the management fees and anticipated operating expenses of the Funds and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Trustees found that the comparative information supported their consideration and approval of the management fees and evaluation of operating expenses.

The Trustees reviewed information regarding the Manager’s costs of sponsoring the Funds and estimated profitability of the Funds to the Manager. The Trustees noted that the information contained estimates, such as allocations of expenses. Although the Trustees did not receive specific cost and profitability information from certain Sub-advisers, the Trustees primarily considered the cost and profitability information relating to the Manager because the Manager is responsible for payment of the sub-advisory fees and negotiated the fees with the Sub-advisers at arm’s-length.

Based on the consideration of the information and factors summarized above, as well as other information and factors deemed relevant by the Trustees, the Trustees concluded that the management and sub-advisory fees were reasonable in light of the nature, extent and quality of services rendered to the Funds by the Manager and the Sub-advisers. The Trustees also concluded that the estimated profitability of the Funds to the Manager was acceptable.

Economies of Scale

The Trustees considered the extent to which economies of scale may be shared as assets grow based on current asset levels of the Funds, anticipated asset levels over the next year, the current management and sub-advisory fee rates, the expense limitation arrangements, and any management and sub-advisory fee breakpoints, which reduce fee rates as assets increase. Based on those factors, the Board concluded that it was satisfied with the extent to which any economies of scale would be shared for the benefit of Fund shareholders. The Board noted that it would continue to monitor future growth in each Fund’s assets

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

and whether additional steps are required to share appropriately any economies of scale with Fund shareholders.

Ancillary Benefits

The Trustees considered the benefits, other than management fees, that the Manager and/or its affiliates receive because of the Manager’s relationship with the Funds. The Trustees acknowledged that the Funds serve as investment options under variable contracts issued by an affiliate of the Manager that receives fees under those contracts and that Park Avenue Securities LLC, an affiliate of the Manager and principal underwriter of the Funds, and an insurance company affiliated with the Manager receive fees from the Funds under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act. The Trustees considered that the Manager and its affiliates may benefit from (i) greater efficiencies in annuity administration and operations and potential cost savings due to a reduction in the number of unaffiliated funds available as annuity contract investment options, and (ii) increased dividends-received deductions due to the Funds’ status under the tax laws as disregarded entities. In addition, the Trustees considered the potential benefits, other than sub-advisory fees, that the Sub-advisers and their affiliates receive because of their relationships with the Funds, including the potential increased ability to use soft dollars consistent with Trust policies and other benefits from increases in assets under management. The Trustees concluded that benefits that accrue to the Manager and its affiliates are reasonable and the benefits that accrue to the Sub-advisers and their affiliates are consistent with those expected for a sub-adviser to a mutual fund such as the applicable Fund.

Conclusion

Based on a comprehensive consideration and evaluation of all of the information and factors summarized above, among others, the Board voting as a whole, including the Independent Trustees voting separately, unanimously approved the continuation of the Agreements.

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris† (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuity Distributors (2013–2015); Director/Trustee, Advanced Series Trust, Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	16	None.

Theda R. Haber† (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (since 2015); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry) (since 2012); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006-2009); Managing Director, Barclays Global Investors (1998–2006).	16	None.

Marshall Lux† (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	16	None.

Lisa K. Polsky† (born 1956)	Trustee	Senior Risk Advisor, AQR (investment management) (since 2016); Senior Risk Advisor, Ultra Capital (venture capital) (since 2016); Board Member and Chair of Risk Committee, DeutscheBank IHC (financial services) (since May 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	16	None.

John Walters† (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (since 2015); Board Member, Stadion Money Management LLC (investment adviser) (since 2011); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	16	None.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustee
Interested Trustees

Gordon Dinsmore** (born 1952)	Trustee	Senior Vice President, Head of Product and President of Berkshire, The Guardian Life Insurance Company of America.	16	None.

Marc Costantini** (born 1969)	Chairman and Trustee	Executive Vice President, Group and Worksite Markets, The Guardian Life Insurance Company of America (since 2017); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America (2014– 2017); Executive Vice President, Manulife Financial prior thereto (various positions from 1990–2014).	16	None.

*

Each Trustee except for Mr. Dinsmore began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Mr. Dinsmore has served as a Trustee since November 2017. The business address of each Trustee is 7 Hanover Square, New York, New York 10004.

**

Each of Gordon Dinsmore and Marc Costantini is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

***	As of the date of this report, the Trust currently consists of 16 separate Funds.
†	Member of the Audit Committee of the Trust.

The following table provides information about the Officers of the Trust.

Name and Year of Birth	Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years

Gordon Dinsmore (born 1952)	President and Principal Executive Officer (Since November 2017)	Senior Vice President, Head of Product and President of Berkshire, The Guardian Life Insurance Company of America.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Vice President, Chief Financial Officer, Equity Profit Center, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Senior Vice President, Corporate Secretary, The Guardian Life Insurance Company of America (since 2015); Senior Vice President, Deputy General Counsel, Corporate Secretary, Voya Financial, Inc. (2013–2014); Managing Director, Senior Counsel, Corporate Secretary, BlackRock, Inc. prior thereto.

Richard T. Potter (born 1954)	Senior Vice President and Chief Legal Officer	Vice President and Equity Counsel, The Guardian Life Insurance Company of America.

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Executive Director, Chief Compliance Officer, Morgan Stanley (2015–2017); Vice President, Morgan Stanley (2013–2015); Vice President, Corporate Audit Group–Compliance, Morgan Stanley prior thereto.

James R. Anderson (born 1963)	Anti-Money Laundering Officer (Since November 2017)	Second Vice President, Agency and Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America.

Kathleen M. Moynihan (born 1966)	Senior Counsel	Senior Counsel, The Guardian Life Insurance Company of America.

Maria Nydia Morrison (born 1958)	Fund Controller	Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2015); Chief Financial Officer/Assistant Operating Officer, St. Francis De Assisi Montessori School (Plaridel, Bulacan), Inc. (Philippines) (2013–2015); Vice President, Bank of New York Mellon prior thereto.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years

Sonya L. Crosswell (born 1977)	Assistant Secretary	Assistant Vice President, Assistant Corporate Secretary and Secretary Pro Tem, The Guardian Life Insurance Company of America (since 2014); Vice President, Secretary and Assistant General Counsel, Carver Federal Savings Bank prior thereto.

*

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 7 Hanover Square, New York, New York 10004.

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-Q or Form N-PORT (for filings beginning in April 2019 relating to March 31, 2019 data). The Fund’s Form N-Q or Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-Q or Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/
Prospectuses.

Beginning in April 2019, the Fund will cease to disclose its holdings on Form N-Q and will file Form N-PORT with the Securities and Exchange Commission on a monthly basis, with the information contained on Form N-PORT for the last month of the Fund’s fiscal quarter being made public by the Securities and Exchange Commission 60 days after the end of the Fund’s fiscal quarter.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/
Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

25

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10004-4025

PUB8176

Guardian Variable

Products Trust

2018

Annual Report

All Data as of December 31, 2018

Guardian International Growth VIP Fund

Important Notice

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail from The Guardian Insurance & Annuity Company, Inc. (“GIAC”). Instead, GIAC will mail you a notice when copies of the shareholder reports are made available on a website. You will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not yet elected electronic delivery, at any time, you may elect to receive the Fund’s shareholder reports and certain other communications from GIAC electronically, by going to www.guardianlife.com and registering for e-delivery.

You may instead elect to receive all future shareholder reports in paper free of charge. If you wish to receive paper copies of your shareholder reports, please call GIAC’s Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342). Your election to receive reports in paper will apply to all the underlying funds available.

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian International Growth VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2018. The views expressed in the Fund Commentary are those of the Fund’s portfolio manager(s) as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC or a sub-adviser. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN INTERNATIONAL GROWTH VIP FUND

FUND COMMENTARY OF J.P. MORGAN INVESTMENT MANAGEMENT, INC., SUB-ADVISER

Highlights

•	Guardian International Growth VIP Fund (the “Fund”) returned -18.79, underperforming its benchmark, the MSCI® EAFE® Growth Index[1] (the “Index”), for the 12 months ended December 31, 2018. The Fund’s underperformance relative to the Index was primarily due to security selection, especially in the health care and consumer discretionary sectors. Stock selection in the financials and materials sectors were the largest contributors to the Fund’s performance.

•	The Index returned -12.83% for the year. This performance was held back by the materials, industrials and information technology sectors.

Market Overview

Global equity markets struggled in 2018, as returns were negative for almost all countries and sectors, even though earnings growth was positive across all regions. After a strong start to the year, equities started to struggle outside the U.S. as the blistering pace of gross domestic product growth from 2017 started to slow, and as the U.S. dollar strengthened, which triggered funding difficulties in emerging markets and outright currency crises in Argentina and Turkey. More importantly internationally, however, was President Trump’s announcement of trade measures against the U.S.’s major partners, which had a discernible effect on trade volumes and corporate sentiment as companies struggled to plan for the impact on global supply chains. As sentiment deteriorated, investors worried about the continued tightening of short-term rates by the U.S. Federal Reserve (the “Fed”), even though in real terms rates are still near historical lows. There were also concerns that the Fed’s shrinkage of its balance sheet would cause liquidity to dry up internationally. As concerns about U.S. growth mounted, the U.S. stock market was affected by the international malaise and started to correct, with the slide accelerating as the final quarter drew to a close.

Portfolio Review

In a poor period for international equities, the Fund’s underperformance was driven primarily by stock selection. The Fund’s lack of exposure to more defensive areas of the market, such as utilities, consumer staples and communication services, also hurt performance. Throughout the period, we maintained a preference for more cyclical sectors, such as information technology and financials, where we found individual stocks with attractive valuations and strong earnings growth on a forward-looking basis.

Outlook

After falling almost 20% from the highs in September 2018 was the first negative year for equity markets in this cycle, ending one of the longest stretches of positive calendar year returns in recent history. Despite economic growth remaining above trend and strong corporate earnings growth over the year, politics, global trade tensions, tightening monetary policy and moderating economic growth dominated the market narrative. As we move into 2019, these issues still remain. Although there are signs of high levels of debt building in many parts of the U.S. corporate sector, and technological change and disruption facing many industries, we believe corporate profitability remains healthy and, although economic momentum has certainly slowed, we believe it remains broad-based enough to support earnings globally. For the first time in many years, valuations are both below historic averages and attractive relative to cash and bonds. A key risk, in our view, is that geopolitical uncertainty, which has already started to weigh on corporate investment and hiring decisions, escalates further and investors will be closely monitoring statements from company management teams in the upcoming corporate earnings season for signs of an impact.

1

MSCI® EAFE® Growth Index (the “Index”), which is a subset of the MSCI® EAFE® Index. The MSCI® EAFE® Index (Europe, Australasia, and Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index and, unlike the Fund, the Index does not incur fees or expenses.

1

GUARDIAN INTERNATIONAL GROWTH VIP FUND

Funds in the Guardian Variable Products Trust are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses or to obtain a printed copy, call 1-888-GUARDIAN (1-888-482-7342).

As with all mutual funds, the value of an investment in the Fund could decline, and you could lose money. Diversification does not guarantee profit or protect against loss, and there can be no assurance that the Fund will achieve its investment objective. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets. Investments in growth companies may be highly volatile. Growth stocks may not realize their perceived growth potential and during certain periods the Fund may underperform other equity funds that employ a different style. Investing in large-capitalization companies involves risks such as having low growth rates, and slow responsiveness to competitive challenges or opportunities than in the case of smaller companies. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. These risks are even greater when investing in emerging markets. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

2

GUARDIAN INTERNATIONAL GROWTH VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $131,136,625

Geographic Region Allocation[1] As of December 31, 2018

Sector Allocation[2] As of December 31, 2018

3

GUARDIAN INTERNATIONAL GROWTH VIP FUND

Top Ten Holdings[1] As of December 31, 2018

Holding	Country	% of Total Net Assets
Nestle S.A. (Reg S)	Switzerland	4.97%
Unilever PLC	United Kingdom	4.70%
Roche Holding AG	Switzerland	4.05%
AIA Group Ltd.	Hong Kong	3.68%
SAP SE	Germany	3.08%
Novo Nordisk A/S, Class B	Denmark	2.88%
Novartis AG (Reg S)	Switzerland	2.72%
Diageo PLC	United Kingdom	2.67%
AstraZeneca PLC	United Kingdom	2.44%
LVMH Moet Hennessy Louis Vuitton SE	France	2.43%
Total		33.62%

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.
2	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2018

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian International Growth VIP Fund	9/1/2016	-18.79%	—	—	1.02%
MSCI® EAFE® Growth Index		-12.83%	—	—	3.01%

Results of a Hypothetical $10,000 Investment As of December 31, 2018

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian International Growth VIP Fund and the MSCI® EAFE® Growth Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

4

GUARDIAN INTERNATIONAL GROWTH VIP FUND

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

5

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18-12/31/18	Expense Ratio During Period 7/1/18-12/31/18
Based on Actual Return	$1,000.00	$844.90	$5.49	1.18%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,019.26	$6.01	1.18%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

SCHEDULE OF INVESTMENTS — GUARDIAN INTERNATIONAL GROWTH VIP FUND

December 31, 2018	Shares	Value
Common Stocks – 98.5%

Cayman Islands – 1.3%

Tencent Holdings Ltd.	44,100	$1,748,081

		1,748,081
China – 1.1%

Ping An Insurance Group Co. of China Ltd., Class H	165,000	1,448,797

		1,448,797
Denmark – 4.2%

Genmab A/S(1)	10,470	1,715,789

Novo Nordisk A/S, Class B	82,044	3,771,375

		5,487,164
France – 6.9%

Accor S.A.	31,808	1,348,907

EssilorLuxottica S.A.	17,320	2,187,034

LVMH Moet Hennessy Louis Vuitton SE	10,868	3,193,516

Safran S.A.	19,822	2,381,417

		9,110,874
Germany – 10.8%

adidas AG	11,090	2,317,488

Bayer AG (Reg S)	18,359	1,273,034

Continental AG	11,633	1,608,591

Delivery Hero SE(1)(2)	47,348	1,758,422

Deutsche Boerse AG	15,299	1,839,816

SAP SE	40,506	4,034,790

Zalando SE(1)(2)	50,470	1,297,025

		14,129,166
Hong Kong – 3.7%

AIA Group Ltd.	586,000	4,820,587

		4,820,587
India – 1.5%

HDFC Bank Ltd., ADR	18,951	1,963,134

		1,963,134
Ireland – 2.3%

Linde PLC(1)	11,165	1,772,856

Ryanair Holdings PLC, ADR(1)	17,703	1,262,932

		3,035,788
Italy – 1.2%

FinecoBank Banca Fineco S.p.A.	152,945	1,539,097

		1,539,097
Japan – 19.7%

Asahi Group Holdings Ltd.	52,200	2,038,903

Daikin Industries Ltd.	18,300	1,925,729

FANUC Corp.	9,800	1,473,309

Keyence Corp.	6,000	3,023,884

Makita Corp.	44,400	1,572,274

Nidec Corp.	17,800	2,039,964

Nitori Holdings Co. Ltd.	10,100	1,254,582

ORIX Corp.	113,900	1,654,924

Recruit Holdings Co. Ltd.	72,000	1,723,735

December 31, 2018	Shares	Value
Japan (continued)

Shimano, Inc.	12,900	$1,833,917

Shin-Etsu Chemical Co. Ltd.	27,500	2,118,623

Shiseido Co. Ltd.	31,700	1,969,680

SMC Corp.	5,800	1,732,461

Yamaha Motor Co. Ltd.	75,400	1,467,463

		25,829,448
Netherlands – 4.3%

Airbus SE	26,802	2,563,368

ASML Holding N.V.	19,687	3,071,702

		5,635,070
Singapore – 1.5%

DBS Group Holdings Ltd.	115,200	1,990,367

		1,990,367
Spain – 1.6%

Industria de Diseno Textil S.A.	84,180	2,146,006

		2,146,006
Sweden – 1.3%

Atlas Copco AB, Class A	69,985	1,671,981

		1,671,981
Switzerland – 13.1%

Lonza Group AG (Reg S)(1)	6,976	1,813,599

Nestle S.A. (Reg S)	80,190	6,519,515

Novartis AG (Reg S)	41,703	3,571,794

Roche Holding AG	21,479	5,311,204

		17,216,112
Taiwan – 1.4%

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	48,361	1,785,005

		1,785,005
United Kingdom – 22.6%

AstraZeneca PLC	42,795	3,200,444

Burberry Group PLC	101,423	2,231,419

Diageo PLC	98,533	3,502,209

Ferguson PLC	27,051	1,732,506

Intertek Group PLC	36,086	2,196,914

London Stock Exchange Group PLC	33,800	1,744,250

Reckitt Benckiser Group PLC	37,747	2,882,588

RELX PLC	145,548	2,996,301

Smith & Nephew PLC	80,012	1,488,098

St James’s Place PLC	125,611	1,505,003

Unilever PLC	117,709	6,160,613

		29,640,345

Total Common Stocks (Cost $146,957,185)		129,197,022

The accompanying notes are an integral part of these financial statements.	7

SCHEDULE OF INVESTMENTS — GUARDIAN INTERNATIONAL GROWTH VIP FUND

December 31, 2018	Principal Amount	Value
Short-Term Investment – 0.6%

Repurchase Agreements – 0.6%

Fixed Income Clearing Corp., 0.50%, dated 12/31/2018, proceeds at maturity value of $773,021, due 1/2/2019(3)	$773,000	$773,000

Total Repurchase Agreements (Cost $773,000)		773,000

Total Investments – 99.1% (Cost $147,730,185)		129,970,022

Assets in excess of other liabilities – 0.9%		1,166,603

Total Net Assets – 100.0%		$131,136,625
(1)	Non–income–producing security.

(2)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, normally to certain qualified buyers. At December 31, 2018, the aggregate market value of these securities amounted to $3,055,447, representing 2.3% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	2.875%	7/31/2025	$770,000	$790,099

Legend:

ADR — American Depositary Receipt

The following is a summary of the inputs used as of December 31, 2018 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks
Cayman Islands	$—	$1,748,081	*	$—	$1,748,081
China	—	1,448,797	*	—	1,448,797
Denmark	—	5,487,164	*	—	5,487,164
France	—	9,110,874	*	—	9,110,874
Germany	—	14,129,166	*	—	14,129,166
Hong Kong	—	4,820,587	*	—	4,820,587
India	1,963,134	—		—	1,963,134
Ireland	1,262,932	1,772,856	*	—	3,035,788
Italy	—	1,539,097	*	—	1,539,097
Japan	—	25,829,448	*	—	25,829,448
Netherlands	—	5,635,070	*	—	5,635,070
Singapore	—	1,990,367	*	—	1,990,367
Spain	—	2,146,006	*	—	2,146,006
Sweden	—	1,671,981	*	—	1,671,981
Switzerland	—	17,216,112	*	—	17,216,112
Taiwan	1,785,005	—		—	1,785,005
United Kingdom	—	29,640,345	*	—	29,640,345
Repurchase Agreements	—	773,000		—	773,000
Total	$5,011,071	$124,958,951		$—	$129,970,022

*

Consists of certain foreign securities whose values were determined by a pricing service using pricing models (See Note 2a in Notes to Financial Statements). These investments in securities were classified as Level 2 rather than Level 1.

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN INTERNATIONAL GROWTH VIP FUND

Statement of Assets and Liabilities As of December 31, 2018
Assets

Investments, at value	$129,970,022

Cash	582

Foreign currency, at value	1,494

Receivable for investments sold	1,159,979

Dividends/interest receivable	84,994

Foreign tax reclaims receivable	72,593

Reimbursement receivable from adviser	26,171

Prepaid expenses	9,837

Total Assets	131,325,672

Liabilities

Investment advisory fees payable	89,362

Distribution fees payable	28,372

Accrued custodian and accounting fees	16,690

Accrued audit fees	16,000

Payable for fund shares redeemed	15,834

Accrued trustees’ and officers’ fees	1,820

Accrued expenses and other liabilities	20,969

Total Liabilities	189,047

Total Net Assets	$131,136,625

Net Assets Consist of:

Paid-in capital	$155,225,358

Distributable loss	(24,088,733)

Total Net Assets	$131,136,625

Investments, at Cost	$147,730,185

Foreign Currency, at Cost	$1,489

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	12,811,026

Net Asset Value Per Share	$10.24

Statement of Operations For the Year Ended December 31, 2018
Investment Income

Dividends	$2,615,561

Interest	7,234

Withholding taxes on foreign dividends	(195,737)

Total Investment Income	2,427,058

Expenses

Investment advisory fees	846,908

Distribution fees	269,668

Custodian and accounting fees	95,180

Trustees’ and officers’ fees	65,127

Professional fees	56,601

Administrative fees	44,710

Transfer agent fees	14,617

Shareholder reports	11,865

Other expenses	15,729

Total Expenses	1,420,405

Less: Fees waived	(146,400)

Total Expenses, Net	1,274,005

Net Investment Income/(Loss)	1,153,053

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments, Futures Contracts and Foreign Currency Transactions

Net realized gain/(loss) from investments	(8,310,743)

Net realized gain/(loss) from futures contracts	(273,962)

Net realized gain/(loss) from foreign currency transactions	(64,381)

Net change in unrealized appreciation/(depreciation) on investments	(19,842,682)

Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	(1,579)

Net Loss on Investments, Futures Contracts and Foreign Currency Transactions	(28,493,347)

Net Decrease in Net Assets Resulting From Operations	$(27,340,294)

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN INTERNATIONAL GROWTH VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/18	For the Year Ended 12/31/17

Operations

Net investment income/(loss)	$1,153,053	$108,423

Net realized gain/(loss) from investments, futures contracts and foreign currency transactions	(8,649,086)	1,054,547

Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	(19,844,261)	2,472,670

Net Increase/(Decrease) in Net Assets Resulting from Operations	(27,340,294)	3,635,640

Capital Share Transactions

Proceeds from sales of shares	163,773,670	1,681,780

Cost of shares redeemed	(15,932,351)	(5,662,149)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	147,841,319	(3,980,369)

Net Increase/(Decrease) in Net Assets	120,501,025	(344,729)

Net Assets

Beginning of year	10,635,600	10,980,329

End of year	$131,136,625	$10,635,600

Other Information:

Shares

Sold	13,300,264	163,193

Redeemed	(1,332,858)	(461,234)

Net Increase/(Decrease)	11,967,406	(298,041)

10	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

11

FINANCIAL INFORMATION — GUARDIAN INTERNATIONAL GROWTH VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)(1)		Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/18	$12.61	$0.12		$(2.49)	$(2.37)	$10.24	(18.79)%

Year Ended 12/31/17	9.62	0.09		2.90	2.99	12.61	31.08%

Period Ended 12/31/16(4)	10.00	(0.00	)(5)	(0.38)	(0.38)	9.62	(3.80)%	(6)

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN INTERNATIONAL GROWTH VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income/(Loss) to Average Net Assets(3)		Gross Ratio of Net Investment Income/(Loss) to Average Net Assets		Portfolio Turnover Rate

$131,137	1.18%		1.32%		1.07%		0.93%		61%

10,636	1.22%		2.49%		0.79%		(0.48)%		32%

10,980	1.22%	(6)	3.20%	(6)	(0.06)%	(6)	(2.04)%	(6)	8%	(6)

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers and expense limitations.

(4)	Commenced operations on September 1, 2016.

(5)	Rounds to $(0.00) per share.

(6)

Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2016, certain non-recurring fees (i.e., audit fees) are not annualized.

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL GROWTH VIP FUND

December 31, 2018

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has sixteen series. Guardian International Growth VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks total return consisting of long-term capital growth and current income.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with policies and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with policies and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL GROWTH VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the year ended December 31, 2018, there were no transfers among any levels.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2018 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2018, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL GROWTH VIP FUND

c. Futures Contracts The Fund may enter into financial futures contracts. In entering into such contracts, the Fund is required to deposit with the counterparty, either in cash or securities, an amount equal to a certain percentage of the face value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

d. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

e. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

f. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

g. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.80% of the first $100 million, and 0.75% in excess of $100 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2019 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 1.18% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). Prior to April 9, 2018, the expense limitation was 1.22%. The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, may be terminated only upon approval of the Board of Trustees, and is subject to Park Avenue’s recoupment rights. For the year ended December 31, 2018, Park Avenue waived fees and/or paid Fund expenses in the amount of $146,400.

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NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL GROWTH VIP FUND

Park Avenue may be entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation after April 9, 2018 will not be subject to Park Avenue’s recoupment rights. The amount available for potential future recoupment by Park Avenue from the Fund under the Expense Limitation Agreement and the expiration schedule at December 31, 2018 are as follows:

	Potential Recoupment Amounts Expiring
Total Potential Recoupment Amounts	2021	2020	2019
$307,518	$48,645	$174,590	$84,283

Park Avenue has entered into a Sub-Advisory Agreement with J.P. Morgan Investment Management Inc. (“J.P. Morgan”). J.P. Morgan is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2018, the Fund paid distribution fees in the amount of $269,668 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $208,064,192 and $61,188,513, respectively, for the year ended December 31, 2018. During the year ended December 31, 2018, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If

17

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL GROWTH VIP FUND

the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

e. Disclosures About Derivative Instruments and Hedging Activities The Fund entered into U.S. Treasury futures contracts for the year ended December 31, 2018 to economically hedge against changes in interest rates. The Fund bears the risk of interest rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

Transactions in derivative investments for the year ended December 31, 2018 were as follows:

Interest Rate Contracts

Net Realized Gain (Loss)
Futures Contracts[1]	$(273,962)

Average Number of Notional Amounts
Futures Contracts[2]	92
[1]	Statement of Operations location: Net realized gain/(loss) from futures contracts.
[2]	Amount represents number of contracts.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a $10 million committed revolving credit facility from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the higher of the daily one-month LIBOR rate and the Federal Funds rate plus 1.25% at the time of borrowing. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until December 10, 2019. The Fund did not utilize the credit facility during the year ended December 31, 2018.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Recent Accounting Pronouncement

On August 17, 2018, the U.S. Securities and Exchange Commission (“SEC”) voted to adopt amendments to certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other SEC disclosure requirements, GAAP, or changes in the information environment. The SEC will also be referring certain SEC disclosure requirements that overlap with, but require information incremental to, GAAP to the FASB for potential incorporation into GAAP. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. As such, the financial statements herein have been updated to conform with these new requirements, which had no effect on the Fund’s net assets or results of operations.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian International Growth VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian International Growth VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

February 19, 2019

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of Investment Advisory and Sub-advisory Agreements

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that a fund’s board of trustees annually review and consider the continuation of the fund’s investment advisory and sub-advisory agreements. The continuation of any such agreement must be approved by a vote of a majority of the trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of a party to the agreement at an in-person meeting of the board called for the purpose of voting on such approval.

At a meeting of the Board of Trustees (the “Board”) of Guardian Variable Products Trust (the “Trust”) held on March 27-28, 2018, the Board considered and unanimously voted to approve the continuation of the investment management agreement (the “Management Agreement”) between Park Avenue Institutional Advisers LLC (the “Manager”) and the Trust, on behalf of the following 11 series, Guardian Core Plus Fixed Income VIP Fund, Guardian Diversified Research VIP Fund, Guardian Growth & Income VIP Fund, Guardian Integrated Research VIP Fund, Guardian International Growth VIP Fund, Guardian International Value VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Large Cap Disciplined Value VIP Fund, Guardian Large Cap Fundamental Growth VIP Fund, Guardian Mid Cap Relative Value VIP Fund and Guardian Mid Cap Traditional Growth VIP Fund (the “Funds”). The Board also considered and unanimously voted to approve the continuation of the sub-advisory agreements (the “Sub-advisory Agreements,” collectively with the Management Agreement, the “Agreements”) between the Manager and the following investment advisory firms serving as sub-advisers to the Funds, ClearBridge Investments LLC, Wellington Management Company LLP, Massachusetts Financial Services Company, Putnam Investment Management, LLC, Boston Partners Global Investors, Inc., AllianceBernstein L.P., Janus Capital Management LLC, Wells Capital Management Incorporated, J.P. Morgan Investment Management Inc., Lazard Asset Management LLC, and Lord, Abbett & Co. LLC (the “Sub-advisers”). The continuation of the Agreements for a one-year period was unanimously approved by the Trustees who are not parties to the Agreements or “interested persons” (as defined in the 1940 Act) of a party to the Agreements (the “Independent Trustees”).

The Board is responsible for overseeing the management of each Fund. In determining whether to approve the continuation of the Agreements, the Trustees evaluated information and factors that they considered to be relevant and appropriate through the exercise of their own business judgment. The Trustees considered certain information and factors in light of advice furnished to them by legal counsel to the Trust and, in the case of the Independent Trustees, their independent legal counsel.

In advance of the meeting held on March 27-28, 2018, the Trustees received materials and information designed to assist their consideration of the Agreements, including written responses from the Manager and each Sub-adviser to a series of questions and requests for information covering a wide variety of topics provided by independent legal counsel on behalf of the Independent Trustees. Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, was retained to provide the Trustees with reports on how each Fund’s contractual management fees, actual management fees, overall expense ratios and investment performance compared to those of “peer funds” selected by Broadridge that are offered as investment options underlying variable contracts. The Trustees also received materials and information regarding the legal standards applicable to their consideration of the Agreements and the process and criteria used by the Manager to oversee the Sub-advisers. During the course of their deliberations, the Independent Trustees met to discuss and evaluate the Agreements in executive session with their independent legal counsel, outside of the presence of the Trustees who are not Independent Trustees and representatives from Fund management, the Manager or any Sub-adviser.

In reaching its decisions to approve the continuation of the Agreements, the Board took into account the materials and information described above as well as other materials and information provided to the Board and discussed with and among the Trustees, including information regarding the Funds furnished to the Board by the Manager throughout the year. Individual Trustees may have given different weight to different factors and information with respect to each Agreement, and the Trustees did not identify any single factor or information that, in isolation, would be controlling in deciding to approve the continuation of the Agreements.

The discussion below is intended to summarize the broad factors that figured prominently in the Board’s decisions to approve the continuation of the Agreements rather than to be all-inclusive. These broad factors included: (i) the nature, extent and quality of the services provided to the Funds by the Manager and the Sub-advisers; (ii) the investment performance of the Funds; (iii) the fees

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SUPPLEMENTAL INFORMATION (UNAUDITED)

charged and estimated profitability; (iv) the extent to which economies of scale may exist for a Fund, and the extent to which a Fund may benefit from economies of scale; and (v) any other benefits derived by the Manager or the Sub-advisers (or their respective affiliates) from their relationships with the Funds. In addition to considering the above-referenced factors, the Board observed that there are a range of investment options available to variable contract owners who may invest in the Funds, and that these contract owners, having had the opportunity to consider other investment options, may choose to invest or remain invested in the Funds.

Nature, Extent and Quality of Services

The Trustees considered information regarding the nature, extent and quality of services provided to the Funds by the Manager. The Trustees also considered the range of investment advisory services and non-investment advisory services provided by the Manager, notably coordinating the preparation and filing of various regulatory documents, coordinating the preparation and assembly of Board meeting materials and assisting the Board with certain valuation matters.

The Trustees considered the operation of the Funds in a “manager-of-managers” structure and the responsibilities that the Manager has under this structure, including monitoring and evaluating the performance of the Sub-advisers, monitoring the Sub-advisers for adherence to the stated investment objectives, strategies, policies and restrictions of the Funds and supervising the Sub-advisers with respect to the services that the Sub-advisers provide under the Sub-advisory Agreements. The Trustees also considered the process used by the Manager, consistent with this structure, to identify and recommend sub-advisers, and its ability to monitor and oversee sub-advisers and recommend replacement sub-advisers, when necessary, and provide other services under the Management Agreement. The Trustees reviewed information regarding the experience and background of the Manager’s key personnel and the Manager’s organizational structure and resources, including investment, legal and administrative capabilities of the Manager. In this regard, the Trustees recognized that the Funds benefit from the Manager’s use of similar resources and capabilities of its affiliates in providing services to the Funds.

The Trustees considered information regarding the nature, extent and quality of services provided to the Funds by the Sub-advisers. The Trustees also considered, among other things, the range of investment advisory services provided by the

Sub-advisers under the oversight of the Manager. In evaluating these investment advisory services, the Trustees considered, among other things, the Sub-advisers’ investment philosophies, styles and/or processes and approach to managing risk. The Trustees received and evaluated information regarding the background, education, expertise and/or experience of the investment professionals that serve as portfolio managers for the Funds and the capabilities, resources and reputations of the Sub-advisers.

Based upon these considerations, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Funds by the Manager and each Sub-adviser.

Investment Performance

The Board considered the investment performance of each Fund. Among other reports, the Board reviewed the performance of the Funds for the one-year and since inception periods compared to a universe of peer funds selected by Broadridge. The Board noted that the Funds had performance records of less than two years and that the Board had reviewed longer performance records of the funds or accounts managed by the Sub-advisers with similar strategies as the applicable Fund, when available, when the Board initially approved the Agreements in 2016. The Broadridge report placed the Funds in the following quintiles of the relevant peer universe for the one-year and since inception periods, respectively: Guardian Core Plus Fixed Income VIP Fund (3rd, 3rd), Guardian Diversified Research VIP Fund (2nd, 2nd), Guardian Growth & Income VIP Fund (1st, 1st), Guardian Integrated Research VIP Fund (4th, 5th), Guardian International Growth VIP Fund (3rd, 2nd), Guardian International Value VIP Fund (3rd, 5th), Guardian Large Cap Disciplined Growth VIP Fund (3rd, 4th), Guardian Large Cap Disciplined Value VIP Fund (1st, 1st), Guardian Large Cap Fundamental Growth VIP Fund (5th, 4th), Guardian Mid Cap Relative Value VIP Fund (4th, 3rd) and Guardian Mid Cap Traditional Growth VIP Fund (2nd, 2nd).

The Board considered the investment reports provided by the Manager since commencement of operations of the Funds during quarterly Board meetings. The Board also considered the Manager’s analysis of Sub-adviser performance and the steps taken by the Manager and the Sub-advisers to seek to improve performance and the results of those steps.

In light of the considerations noted above, the Board concluded that it had continued confidence in the Manager’s and the Sub-advisers’ overall capabilities to manage the Funds.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Costs and Profitability

The Trustees considered the management fees paid by the Funds to the Manager under the Management Agreement and evaluated the reasonableness of these fees. The Trustees received and reviewed information with respect to the management fees, including the portion of the management fees paid to each Sub-adviser, and the management fees paid by other funds offered as investment options underlying variable contracts within the applicable peer group selected by Broadridge. The Broadridge report placed the Funds in the following quintiles of the relevant expense peer group for the contractual management fees and actual management fees, respectively: Guardian Core Plus Fixed Income VIP Fund (1st, 3rd), Guardian Diversified Research VIP Fund (2nd, 3rd), Guardian Growth & Income VIP Fund (1st, 1st), Guardian Integrated Research VIP Fund (1st, 2nd), Guardian International Growth VIP Fund (1st, 2nd), Guardian International Value VIP Fund (3rd, 2nd), Guardian Large Cap Disciplined Growth VIP Fund (1st, 1st), Guardian Large Cap Disciplined Value VIP Fund (1st, 1st), Guardian Large Cap Fundamental Growth VIP Fund (1st, 1st), Guardian Mid Cap Relative Value VIP Fund (1st, 1st) and Guardian Mid Cap Traditional Growth VIP Fund (3rd, 4th).

The Trustees considered the sub-advisory fees paid under the Sub-advisory Agreements and evaluated the reasonableness of those fees. The Trustees also considered that the fees paid to the Sub-advisers are paid by the Manager and not the Funds and that the Manager had negotiated the fees with the Sub-advisers at arm’s-length. In addition, the Trustees considered the portion of the management fees paid to each Sub-adviser as compared to the portion retained by the Manager.

The Trustees received and reviewed information in the Broadridge report comparing each Fund’s operating expense ratio to the actual operating expense ratios of a peer group of funds selected by Broadridge. The Trustees considered the Manager’s commitment to limit each Fund’s operating expenses through an expense limitation agreement with the Trust. The Broadridge report placed the Funds in the following quintiles of the relevant expense peer group for the operating expense ratio: Guardian Core Plus Fixed Income VIP Fund (2nd), Guardian Diversified Research VIP Fund (2nd), Guardian Growth & Income VIP Fund (2nd), Guardian Integrated Research VIP Fund (1st), Guardian International Growth VIP Fund (3rd), Guardian International Value VIP Fund (1st), Guardian Large Cap Disciplined Growth VIP Fund (1st), Guardian Large Cap Disciplined Value VIP Fund (2nd), Guardian Large Cap

Fundamental Growth VIP Fund (1st), Guardian Mid Cap Relative Value VIP Fund (1st) and Guardian Mid Cap Traditional Growth VIP Fund (3rd).

Although the Board recognized that the comparisons between the management fees and anticipated operating expenses of the Funds and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Trustees found that the comparative information supported their consideration and approval of the management fees and evaluation of operating expenses.

The Trustees reviewed information regarding the Manager’s costs of sponsoring the Funds and estimated profitability of the Funds to the Manager. The Trustees noted that the information contained estimates, such as allocations of expenses. Although the Trustees did not receive specific cost and profitability information from certain Sub-advisers, the Trustees primarily considered the cost and profitability information relating to the Manager because the Manager is responsible for payment of the sub-advisory fees and negotiated the fees with the Sub-advisers at arm’s-length.

Based on the consideration of the information and factors summarized above, as well as other information and factors deemed relevant by the Trustees, the Trustees concluded that the management and sub-advisory fees were reasonable in light of the nature, extent and quality of services rendered to the Funds by the Manager and the Sub-advisers. The Trustees also concluded that the estimated profitability of the Funds to the Manager was acceptable.

Economies of Scale

The Trustees considered the extent to which economies of scale may be shared as assets grow based on current asset levels of the Funds, anticipated asset levels over the next year, the current management and sub-advisory fee rates, the expense limitation arrangements, and any management and sub-advisory fee breakpoints, which reduce fee rates as assets increase. Based on those factors, the Board concluded that it was satisfied with the extent to which any economies of scale would be shared for the benefit of Fund shareholders. The Board noted that it would continue to monitor future growth in each Fund’s assets and whether additional steps are required to share appropriately any economies of scale with Fund shareholders.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Ancillary Benefits

The Trustees considered the benefits, other than management fees, that the Manager and/or its affiliates receive because of the Manager’s relationship with the Funds. The Trustees acknowledged that the Funds serve as investment options under variable contracts issued by an affiliate of the Manager that receives fees under those contracts and that Park Avenue Securities LLC, an affiliate of the Manager and principal underwriter of the Funds, and an insurance company affiliated with the Manager receive fees from the Funds under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act. The Trustees considered that the Manager and its affiliates may benefit from (i) greater efficiencies in annuity administration and operations and potential cost savings due to a reduction in the number of unaffiliated funds available as annuity contract investment options, and (ii) increased dividends-received deductions due to the Funds’ status under the tax laws as disregarded entities. In addition, the

Trustees considered the potential benefits, other than sub-advisory fees, that the Sub-advisers and their affiliates receive because of their relationships with the Funds, including the potential increased ability to use soft dollars consistent with Trust policies and other benefits from increases in assets under management. The Trustees concluded that benefits that accrue to the Manager and its affiliates are reasonable and the benefits that accrue to the Sub-advisers and their affiliates are consistent with those expected for a sub-adviser to a mutual fund such as the applicable Fund.

Conclusion

Based on a comprehensive consideration and evaluation of all of the information and factors summarized above, among others, the Board voting as a whole, including the Independent Trustees voting separately, unanimously approved the continuation of the Agreements.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris† (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuity Distributors (2013– 2015); Director/Trustee, Advanced Series Trust, Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013– 2015); Senior Vice President, Prudential Annuities (2008–2015).	16	None.

Theda R. Haber† (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (since 2015); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry) (since 2012); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009-2011); Deputy Global General Counsel, Barclays Global Investors (2006-2009); Managing Director, Barclays Global Investors (1998-2006).	16	None.

Marshall Lux† (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	16	None.

Lisa K. Polsky† (born 1956)	Trustee	Senior Risk Advisor, AQR (investment management) (since 2016); Senior Risk Advisor, Ultra Capital (venture capital) (since 2016); Board Member and Chair of Risk Committee, DeutscheBank IHC (financial services) (since May 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	16	None.

John Walters† (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (since 2015); Board Member, Stadion Money Management LLC (investment adviser) (since 2011); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	16	None.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustee
Interested Trustees

Gordon Dinsmore** (born 1952)	Trustee	Senior Vice President, Head of Product and President of Berkshire, The Guardian Life Insurance Company of America.	16	None.

Marc Costantini** (born 1969)	Chairman and Trustee	Executive Vice President, Group and Worksite Markets, The Guardian Life Insurance Company of America (since 2017); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America (2014– 2017); Executive Vice President, Manulife Financial prior thereto (various positions from 1990–2014).	16	None.

*

Each Trustee except for Mr. Dinsmore began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Mr. Dinsmore has served as a Trustee since November 2017. The business address of each Trustee is 7 Hanover Square, New York, New York 10004.

**

Each of Gordon Dinsmore and Marc Costantini is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

***	As of the date of this report, the Trust currently consists of 16 separate Funds.

†	Member of the Audit Committee of the Trust.

The following table provides information about the Officers of the Trust.

Name and Year of Birth	Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years

Gordon Dinsmore (born 1952)	President and Principal Executive Officer (Since November 2017)	Senior Vice President, Head of Product and President of Berkshire, The Guardian Life Insurance Company of America.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Vice President, Chief Financial Officer, Equity Profit Center, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Senior Vice President, Corporate Secretary, The Guardian Life Insurance Company of America (since 2015); Senior Vice President, Deputy General Counsel, Corporate Secretary, Voya Financial, Inc. (2013–2014); Managing Director, Senior Counsel, Corporate Secretary, BlackRock, Inc. prior thereto.

Richard T. Potter (born 1954)	Senior Vice President and Chief Legal Officer	Vice President and Equity Counsel, The Guardian Life Insurance Company of America.

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Executive Director, Chief Compliance Officer, Morgan Stanley (2015–2017); Vice President, Morgan Stanley (2013–2015); Vice President, Corporate Audit Group–Compliance, Morgan Stanley prior thereto.

James R. Anderson (born 1963)	Anti-Money Laundering Officer (Since November 2017)	Second Vice President, Agency and Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America.

Kathleen M. Moynihan (born 1966)	Senior Counsel	Senior Counsel, The Guardian Life Insurance Company of America.

Maria Nydia Morrison (born 1958)	Fund Controller	Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2015); Chief Financial Officer/Assistant Operating Officer, St. Francis De Assisi Montessori School (Plaridel, Bulacan), Inc. (Philippines) (2013–2015); Vice President, Bank of New York Mellon prior thereto.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years

Sonya L. Crosswell (born 1977)	Assistant Secretary

Assistant Vice President, Assistant Corporate Secretary and Secretary Pro Tem, The Guardian Life Insurance Company of America (since 2014); Vice President,

Secretary and Assistant General Counsel, Carver Federal Savings Bank prior thereto.

*

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 7 Hanover Square, New York, New York 10004.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-Q or Form N-PORT (for filings beginning in April 2019 relating to March 31, 2019 data). The Fund’s Form N-Q or Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-Q or Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/
Prospectuses.

Beginning in April 2019, the Fund will cease to disclose its holdings on Form N-Q and will file Form N-PORT with the Securities and Exchange Commission on a monthly basis, with the information contained on Form N-PORT for the last month of the Fund’s fiscal quarter being made public by the Securities and Exchange Commission 60 days after the end of the Fund’s fiscal quarter.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/
Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

27

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10004-4025

PUB8171

Guardian Variable

Products Trust

2018

Annual Report

All Data as of December 31, 2018

Guardian International Value VIP Fund

Important Notice

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail from The Guardian Insurance & Annuity Company, Inc. (“GIAC”). Instead, GIAC will mail you a notice when copies of the shareholder reports are made available on a website. You will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not yet elected electronic delivery, at any time, you may elect to receive the Fund’s shareholder reports and certain other communications from GIAC electronically, by going to www.guardianlife.com and registering for e-delivery.

You may instead elect to receive all future shareholder reports in paper free of charge. If you wish to receive paper copies of your shareholder reports, please call GIAC’s Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342). Your election to receive reports in paper will apply to all the underlying funds available.

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian International Value VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2018. The views expressed in the Fund Commentary are those of the Fund’s portfolio manager(s) as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC or a sub-adviser. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN INTERNATIONAL VALUE VIP FUND

FUND COMMENTARY OF LAZARD ASSET MANAGEMENT LLC, SUB-ADVISER

Highlights

•	Guardian International Value VIP Fund (the “Fund”) returned -15.17%, underperforming its benchmark, the MSCI® EAFE® Index[1] (the “Index”), for the 12 months ended December 31, 2018. Stock selection in the consumer discretionary, materials, and health care sectors, an underweight compared to the Index in the materials sector, and an overweight in the energy sector benefited the Fund’s relative performance. Stock selection in the consumer staples and energy sectors, an underweight in the health care and utilities sectors, and positioning in emerging markets detracted from relative performance.

•	The Index returned -13.79% for the year.

Market Overview

Global equities declined significantly in 2018 as investor sentiment was undermined by global macroeconomic and geopolitical trends, including interest rate pressures, trade disputes, and populism. Riskier assets around the world sold off, with many generating their worst calendar-year performance since the global financial crisis a decade ago.

The Index declined, returning -13.79% in 2018. Emerging markets equities ended 2018 down 14.6%. U.S. equities joined the rout, ending the year down 4.4%. These returns are notable given the outperformance of U.S. equities over international equities over much of the past decade.

We have suggested previously that investors had not been pricing in many global risks, especially in the United States. As global economic data began to plateau and decline from peak levels earlier in 2018, markets entered the later phases of the economic cycle. International equity valuations at this point came under more pressure, bearing the brunt of investor fears about slowing global growth and geopolitical tensions.

The latest economic data shows a deceleration in global growth, with recent indicators for manufacturing in decline. In the United States, manufacturing decreased unexpectedly in December to a two-year low. In Europe, leading indicators have fallen from elevated levels, and the Eurozone’s 0.2% quarterly rise in GDP was the lowest since 2014. The Japanese economy contracted in the third quarter. China, in the meantime, has implemented stimulus — including liquidity injections, tax cuts, and regulatory easing — for several months as its economy slows and U.S. tariffs weigh on sentiment.

One of the main factors compressing multiples in global equity markets has been political uncertainty. In the United States, trade tensions persist, while the government shut down over funding for a physical wall on the nation’s southern border. In the United Kingdom, investor uncertainty was raised as the March 2019 deadline for a Brexit deal draws closer. Elsewhere, France, Italy and Germany are also experiencing their own political tensions.

The decline in investor confidence in 2018 was most pronounced in emerging markets equities. Most of these losses occurred earlier in the year before the decline in developed markets. Within a few months, however, U.S. economic growth, boosted by tax cuts and fiscal stimulus, appeared to diverge from the rest of the world. Relatively strong U.S. growth supported further U.S. Federal Reserve rate hikes, which in turn boosted the U.S. dollar early in the year. The rising dollar put pressure on emerging markets in general, but investors focused on countries with high current account deficits and/or significant holdings of U.S. dollar–denominated debt, significantly impacting Argentina’s and Turkey’s equity markets.

Another weight on emerging markets sentiment last year was trade. President Donald Trump in 2018 took action against trade deficits, implementing or threatening tariffs on nearly a quarter of U.S. imports. Uncertainty about trade lowered Chinese confidence just as policymakers were trying to restrict credit growth, reduce systemic risk, and deleverage the economy. Chinese equities sold off, and decelerating Chinese growth rippled through the global economy.

Portfolio Review

One of the largest detractors from the Fund’s performance during the period was the Fund’s exposure to emerging markets. In contrast, stock selection in the consumer discretionary sector was among the largest positive drivers of relative returns. Stock selection in the health care sector was also beneficial to relative returns.

1

The MSCI® EAFE® Index (Europe, Australasia, and Far East) (the “Index”) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index and, unlike the Fund, the Index does not incur fees or expenses.

1

GUARDIAN INTERNATIONAL VALUE VIP FUND

Outlook

The uncertainty and volatility global investors faced last year will likely continue in 2019, in our view. We see this, however, as a partly positive development. The fact that investors are pricing in risks leads us to be more constructive about markets going forward given that valuations have come down. We acknowledge challenges for growth, geopolitics, and corporate earnings, but we also note that prior market reverses have led to more realistic pricing and, in some cases, opportunities. We believe markets will continue to exhibit higher volatility and uncertainty in 2019, which in our view can be an opportunity for fundamental equity investors. Many risks will likely resolve in the coming year and provide investors with clarity, regardless of whether the outcome is positive or negative. Market prices, in many cases, appear to reflect expectations of a negative result, and thus we believe the resolution of any prominent risk could have a positive impact.

Funds in the Guardian Variable Products Trust are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses or to obtain a printed copy, call 1-888-GUARDIAN (1-888-482-7342).

As with all mutual funds, the value of an investment in the Fund could decline, and you could lose money. Diversification does not guarantee profit or protect against loss, and there can be no assurance that the Fund will achieve its investment objective. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets. Investing in large-capitalization companies involves risks such as having low growth rates, and slow responsiveness to competitive challenges or opportunities than in the case of smaller companies. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. These risks are even greater when investing in emerging markets. Value stocks may not realize their perceived value and during certain periods the Fund may underperform other equity funds that employ a different style. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

2

GUARDIAN INTERNATIONAL VALUE VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $ 208,181,539

Geographic Region Allocation[1] As of December 31, 2018

Sector Allocation[2] As of December 31, 2018

3

GUARDIAN INTERNATIONAL VALUE VIP FUND

Top Ten Holdings[1] As of December 31, 2018

Holding	Country	% of Total Net Assets
Novartis AG (Reg S)	Switzerland	4.24%
Royal Dutch Shell PLC, Class A	United Kingdom	3.43%
Prudential PLC	United Kingdom	3.05%
SAP SE	Germany	3.00%
Medtronic PLC	Ireland	2.89%
Daiwa House Industry Co. Ltd.	Japan	2.69%
Aon PLC	United Kingdom	2.65%
RELX PLC	United Kingdom	2.50%
Compass Group PLC	United Kingdom	2.39%
Ferguson PLC	United Kingdom	2.35%
Total		29.19%

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.
2	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2018

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian International Value VIP Fund	9/1/2016	-15.17%	—	—	0.04%
MSCI® EAFE® Index		-13.79%	—	—	3.26%

Results of a Hypothetical $10,000 Investment As of December 31, 2018

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian International Value VIP Fund and the MSCI® EAFE® Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

4

GUARDIAN INTERNATIONAL VALUE VIP FUND

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

5

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18-12/31/18	Expense Ratio During Period 7/1/18-12/31/18
Based on Actual Return	$1,000.00	$885.80	$4.47	0.94%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.47	$4.79	0.94%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

SCHEDULE OF INVESTMENTS — GUARDIAN INTERNATIONAL VALUE VIP FUND

December 31, 2018	Shares	Value
Common Stocks – 93.9%

Belgium – 1.8%

Anheuser-Busch InBev S.A.	55,688	$3,685,559

		3,685,559
Canada – 6.2%

Canadian National Railway Co.	29,447	2,180,916

National Bank of Canada	59,649	2,448,964

Rogers Communications, Inc., Class B	80,300	4,114,993

Suncor Energy, Inc.	148,910	4,159,052

		12,903,925
Denmark – 1.4%

Carlsberg A/S, Class B	27,927	2,971,112

		2,971,112
Finland – 2.9%

Nordea Bank Abp	351,656	2,965,890

Sampo OYJ, Class A	70,965	3,119,704

		6,085,594
France – 11.2%

Air Liquide S.A.	26,250	3,249,891

Capgemini SE	30,947	3,055,242

Cie de Saint-Gobain	54,283	1,806,828

Cie Generale des Etablissements Michelin SCA	19,223	1,900,563

Safran S.A.	37,651	4,523,395

Societe Generale S.A.	56,458	1,792,482

Vinci S.A.	40,203	3,303,795

Vivendi S.A.	156,300	3,797,670

		23,429,866
Germany – 3.7%

Fresenius SE & Co. KGaA	31,292	1,512,581

SAP SE	62,769	6,252,400

		7,764,981
Hong Kong – 0.9%

Techtronic Industries Co. Ltd.	364,500	1,921,260

		1,921,260
India – 1.4%

ICICI Bank Ltd., ADR	289,350	2,977,411

		2,977,411
Ireland – 4.3%

Medtronic PLC	66,179	6,019,642

Ryanair Holdings PLC, ADR(1)	40,094	2,860,306

		8,879,948
Israel – 0.8%

Bank Leumi Le-Israel BM	267,852	1,621,702

		1,621,702
Japan – 13.0%

Daiwa House Industry Co. Ltd.	176,112	5,593,240

Don Quijote Holdings Co. Ltd.	61,400	3,809,019

Kao Corp.	39,630	2,921,758

Makita Corp.	80,200	2,840,008

Nexon Co. Ltd.(1)	223,500	2,855,126

December 31, 2018	Shares	Value
Japan (continued)

Shin-Etsu Chemical Co. Ltd.	37,000	$2,850,510

Sumitomo Mitsui Financial Group, Inc.	102,900	3,393,316

Suzuki Motor Corp.	19,300	976,590

Yamaha Corp.	45,100	1,914,786

		27,154,353
Netherlands – 3.5%

ABN AMRO Group N.V.(2)	104,081	2,437,923

Koninklijke DSM N.V.	18,715	1,522,771

Wolters Kluwer N.V.	55,995	3,306,689

		7,267,383
Norway – 3.2%

Equinor ASA	114,323	2,438,075

Telenor ASA	214,294	4,136,707

		6,574,782
Republic of Korea – 0.7%

Samsung Electronics Co. Ltd.	43,050	1,489,559

		1,489,559
Singapore – 2.7%

DBS Group Holdings Ltd.	227,680	3,933,739

NetLink NBN Trust	2,967,700	1,664,299

		5,598,038
Spain – 1.8%

Red Electrica Corp. S.A.	168,816	3,760,314

		3,760,314
Sweden – 3.4%

Assa Abloy AB, Class B	231,326	4,135,942

Epiroc AB, Class A(1)	303,521	2,882,521

		7,018,463
Switzerland – 5.2%

Julius Baer Group Ltd.(1)	53,578	1,914,545

Novartis AG (Reg S)	103,042	8,825,380

		10,739,925
United Kingdom – 25.8%

Aon PLC	37,924	5,512,633

BHP Group PLC	198,236	4,144,341

Compass Group PLC	236,797	4,971,477

Diageo PLC	71,820	2,552,735

Ferguson PLC	76,236	4,882,604

Howden Joinery Group PLC	318,881	1,763,601

Informa PLC	299,548	2,401,987

Melrose Industries PLC	980,181	2,029,704

Prudential PLC	355,774	6,356,637

RELX PLC	253,833	5,213,456

Royal Dutch Shell PLC, Class A	243,618	7,150,312

RSA Insurance Group PLC	319,441	2,084,263

Unilever PLC	90,111	4,716,199

		53,779,949

Total Common Stocks (Cost $222,747,537)		195,624,124

The accompanying notes are an integral part of these financial statements.	7

SCHEDULE OF INVESTMENTS — GUARDIAN INTERNATIONAL VALUE VIP FUND

December 31, 2018	Shares	Value
Preferred Stocks – 1.9%
Germany – 1.9%

Volkswagen AG, 3.00%	24,572	$3,910,228

		3,910,228

Total Preferred Stocks (Cost $4,659,939)		3,910,228

	Principal Amount	Value
Short–Term Investment – 4.3%
Repurchase Agreements – 4.3%

Fixed Income Clearing Corp., 0.50%, dated 12/31/2018, proceeds at maturity value of $8,916,248, due 1/2/2019(3)	$8,916,000	8,916,000

Total Repurchase Agreements (Cost $8,916,000)		8,916,000

Total Investments – 100.1% (Cost $236,323,476)		208,450,352

Liabilities in excess of other assets – (0.1)%		(268,813)

Total Net Assets – 100.0%		$208,181,539

(1)	Non–income–producing security.
(2)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, normally to certain qualified buyers. At December 31, 2018, the aggregate market value of these securities amounted to $2,437,923, representing 1.2% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	2.875%	7/31/2025	$8,865,000	$9,096,394

Legend:

ADR — American Depositary Receipt

8	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN INTERNATIONAL VALUE VIP FUND

The following is a summary of the inputs used as of December 31, 2018 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks
Belgium	$—	$3,685,559	*	$—	$3,685,559
Canada	12,903,925	—		—	12,903,925
Denmark	—	2,971,112	*	—	2,971,112
Finland	—	6,085,594	*	—	6,085,594
France	—	23,429,866	*	—	23,429,866
Germany	—	7,764,981	*	—	7,764,981
Hong Kong	—	1,921,260	*	—	1,921,260
India	2,977,411	—		—	2,977,411
Ireland	8,879,948	—		—	8,879,948
Israel	—	1,621,702	*	—	1,621,702
Japan	—	27,154,353	*	—	27,154,353
Netherlands	—	7,267,383	*	—	7,267,383
Norway	—	6,574,782	*	—	6,574,782
Republic of Korea	—	1,489,559	*	—	1,489,559
Singapore	—	5,598,038	*	—	5,598,038
Spain	—	3,760,314	*	—	3,760,314
Sweden	—	7,018,463	*	—	7,018,463
Switzerland	—	10,739,925	*	—	10,739,925
United Kingdom	5,512,633	48,267,316	*	—	53,779,949
Preferred Stocks
Germany	—	3,910,228	*	—	3,910,228
Repurchase Agreements	—	8,916,000		—	8,916,000
Total	$30,273,917	$178,176,435		$—	$208,450,352

*

Consists of certain foreign securities whose values were determined by a pricing service using pricing models (See Note 2a in Notes to Financial Statements). These investments in securities were classified as Level 2 rather than Level 1.

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN INTERNATIONAL VALUE VIP FUND

Statement of Assets and Liabilities As of December 31, 2018
Assets

Investments, at value	$208,450,352

Cash	31

Foreign currency, at value	91

Dividends/interest receivable	103,696

Reimbursement receivable from adviser	60,483

Foreign tax reclaims receivable	38,209

Receivable for investments sold	310

Prepaid expenses	15,762

Total Assets	208,668,934

Liabilities

Payable for investments purchased	225,924

Investment advisory fees payable	138,897

Distribution fees payable	44,884

Payable for fund shares redeemed	16,895

Accrued audit fees	16,000

Accrued custodian and accounting fees	14,479

Accrued trustees’ and officers’ fees	3,061

Accrued expenses and other liabilities	27,255

Total Liabilities	487,395

Total Net Assets	$208,181,539

Net Assets Consist of:

Paid-in capital	$240,162,895

Distributable loss	(31,981,356)

Total Net Assets	$208,181,539

Investments, at Cost	$236,323,476

Foreign Currency, at Cost	$91

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	20,792,007

Net Asset Value Per Share	$10.01

Statement of Operations For the Year Ended December 31, 2018
Investment Income

Dividends	$5,185,229

Interest	21,844

Withholding taxes on foreign dividends	(524,677)

Total Investment Income	4,682,396

Expenses

Investment advisory fees	1,323,439

Distribution fees	428,499

Trustees’ and officers’ fees	96,004

Custodian and accounting fees	86,381

Professional fees	68,911

Administrative fees	44,587

Shareholder reports	17,116

Transfer agent fees	16,689

Other expenses	24,430

Total Expenses	2,106,056

Less: Fees waived	(489,784)

Total Expenses, Net	1,616,272

Net Investment Income/(Loss)	3,066,124

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Transactions

Net realized gain/(loss) from investments	(8,490,643)

Net realized gain/(loss) from foreign currency transactions	(223,882)

Net change in unrealized appreciation/(depreciation) on investments	(29,758,337)

Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	(953)

Net Loss on Investments and Foreign Currency Transactions	(38,473,815)

Net Decrease in Net Assets Resulting From Operations	$(35,407,691)

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN INTERNATIONAL VALUE VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/18	For the Year Ended 12/31/17

Operations

Net investment income/(loss)	$3,066,124	$263,007

Net realized gain/(loss) from investments and foreign currency transactions	(8,714,525)	1,326,229

Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	(29,759,290)	2,213,152

Net Increase/(Decrease) in Net Assets Resulting from Operations	(35,407,691)	3,802,388

Capital Share Transactions

Proceeds from sales of shares	252,164,387	5,500,620

Cost of shares redeemed	(19,708,380)	(12,269,526)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	232,456,007	(6,768,906)

Net Increase/(Decrease) in Net Assets	197,048,316	(2,966,518)

Net Assets

Beginning of year	11,133,223	14,099,741

End of year	$208,181,539	$11,133,223

Other Information:

Shares

Sold	21,623,258	552,275

Redeemed	(1,774,536)	(1,072,930)

Net Increase/(Decrease)	19,848,722	(520,655)

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — GUARDIAN INTERNATIONAL VALUE VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/18	$11.80	$0.20	$(1.99)	$(1.79)	$10.01	(15.17)%

Year Ended 12/31/17	9.63	0.15	2.02	2.17	11.80	22.53%

Period Ended 12/31/16(4)	10.00	0.01	(0.38)	(0.37)	9.63	(3.70)	%(5)

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN INTERNATIONAL VALUE VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income to Average Net Assets(3)		Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate

$208,182	0.94%		1.23%		1.79%		1.50%		74%

11,133	1.11%		2.39%		1.40%		0.12%		61%

14,100	1.11%	(5)	3.11%	(5)	0.42%	(5)	(1.58)%	(5)	8%	(5)

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.‘s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

(4)	Commenced operations on September 1, 2016.

(5)

Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2016, certain non-recurring fees (i.e., audit fees) are not annualized.

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL VALUE VIP FUND

December 31, 2018

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has sixteen series. Guardian International Value VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks long-term capital appreciation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with policies and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with policies and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL VALUE VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the year ended December 31, 2018, there were no transfers among any levels.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2018 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2018, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2018, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL VALUE VIP FUND

sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.80% of the first $100 million, and 0.75% in excess of $100 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2019 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 0.94% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). Prior to April 9, 2018, the expense limitation was 1.11%. The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, may be terminated only upon approval of the Board of Trustees, and is subject to Park Avenue’s recoupment rights. For the year ended December 31, 2018, Park Avenue waived fees and/or paid Fund expenses in the amount of $489,784.

Park Avenue may be entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation after April 9, 2018 will not be subject to Park

16

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL VALUE VIP FUND

Avenue’s recoupment rights. The amount available for potential future recoupment by Park Avenue from the Fund under the Expense Limitation Agreement and the expiration schedule at December 31, 2018 are as follows:

	Potential Recoupment Amounts Expiring
Total Potential Recoupment Amounts	2021	2020	2019
$388,825	$58,226	$240,766	$89,833

Park Avenue has entered into a Sub-Advisory Agreement with Lazard Asset Management LLC (“Lazard”). Lazard is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2018, the Fund paid distribution fees in the amount of $428,499 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $343,448,711 and $116,553,472, respectively, for the year ended December 31, 2018. During the year ended December 31, 2018, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented

17

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL VALUE VIP FUND

or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a $10 million committed revolving credit facility from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the higher of the daily one-month LIBOR rate and the Federal Funds rate plus 1.25% at the time of borrowing. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until December 10, 2019. The Fund did not utilize the credit facility during the year ended December 31, 2018.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Recent Accounting Pronouncement

On August 17, 2018, the U.S. Securities and Exchange Commission (“SEC”) voted to adopt amendments to certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other SEC disclosure requirements, GAAP, or changes in the information environment. The SEC will also be referring certain SEC disclosure requirements that overlap with, but require information incremental to, GAAP to the FASB for potential incorporation into GAAP. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. As such, the financial statements herein have been updated to conform with these new requirements, which had no effect on the Fund’s net assets or results of operations.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of Guardian International Value VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian International Value VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

February 19, 2019

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of Investment Advisory and Sub-advisory Agreements

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that a fund’s board of trustees annually review and consider the continuation of the fund’s investment advisory and sub-advisory agreements. The continuation of any such agreement must be approved by a vote of a majority of the trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of a party to the agreement at an in-person meeting of the board called for the purpose of voting on such approval.

At a meeting of the Board of Trustees (the “Board”) of Guardian Variable Products Trust (the “Trust”) held on March 27-28, 2018, the Board considered and unanimously voted to approve the continuation of the investment management agreement (the “Management Agreement”) between Park Avenue Institutional Advisers LLC (the “Manager”) and the Trust, on behalf of the following 11 series, Guardian Core Plus Fixed Income VIP Fund, Guardian Diversified Research VIP Fund, Guardian Growth & Income VIP Fund, Guardian Integrated Research VIP Fund, Guardian International Growth VIP Fund, Guardian International Value VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Large Cap Disciplined Value VIP Fund, Guardian Large Cap Fundamental Growth VIP Fund, Guardian Mid Cap Relative Value VIP Fund and Guardian Mid Cap Traditional Growth VIP Fund (the “Funds”). The Board also considered and unanimously voted to approve the continuation of the sub-advisory agreements (the “Sub-advisory Agreements,” collectively with the Management Agreement, the “Agreements”) between the Manager and the following investment advisory firms serving as sub-advisers to the Funds, ClearBridge Investments LLC, Wellington Management Company LLP, Massachusetts Financial Services Company, Putnam Investment Management, LLC, Boston Partners Global Investors, Inc., AllianceBernstein L.P., Janus Capital Management LLC, Wells Capital Management Incorporated, J.P. Morgan Investment Management Inc., Lazard Asset Management LLC, and Lord, Abbett & Co. LLC (the “Sub-advisers”). The continuation of the Agreements for a one-year period was unanimously approved by the Trustees who are not parties to the Agreements or “interested persons” (as defined in the 1940 Act) of a party to the Agreements (the “Independent Trustees”).

The Board is responsible for overseeing the management of each Fund. In determining whether to approve the continuation of the Agreements, the Trustees evaluated information and factors that they considered to be relevant and appropriate through the exercise of their own business judgment. The Trustees considered certain information and factors in light of advice furnished to them by legal counsel to the Trust and, in the case of the Independent Trustees, their independent legal counsel.

In advance of the meeting held on March 27-28, 2018, the Trustees received materials and information designed to assist their consideration of the Agreements, including written responses from the Manager and each Sub-adviser to a series of questions and requests for information covering a wide variety of topics provided by independent legal counsel on behalf of the Independent Trustees. Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, was retained to provide the Trustees with reports on how each Fund’s contractual management fees, actual management fees, overall expense ratios and investment performance compared to those of “peer funds” selected by Broadridge that are offered as investment options underlying variable contracts. The Trustees also received materials and information regarding the legal standards applicable to their consideration of the Agreements and the process and criteria used by the Manager to oversee the Sub-advisers. During the course of their deliberations, the Independent Trustees met to discuss and evaluate the Agreements in executive session with their independent legal counsel, outside of the presence of the Trustees who are not Independent Trustees and representatives from Fund management, the Manager or any Sub-adviser.

In reaching its decisions to approve the continuation of the Agreements, the Board took into account the materials and information described above as well as other materials and information provided to the Board and discussed with and among the Trustees, including information regarding the Funds furnished to the Board by the Manager throughout the year. Individual Trustees may have given different weight to different factors and information with respect to each Agreement, and the Trustees did not identify any single factor or information that, in isolation, would be controlling in deciding to approve the continuation of the Agreements.

The discussion below is intended to summarize the broad factors that figured prominently in the Board’s decisions to approve the continuation of the Agreements rather than to be all-inclusive. These broad factors included: (i) the nature, extent and quality of the services provided to the Funds by the Manager and the Sub-advisers; (ii) the investment performance of the

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

Funds; (iii) the fees charged and estimated profitability; (iv) the extent to which economies of scale may exist for a Fund, and the extent to which a Fund may benefit from economies of scale; and (v) any other benefits derived by the Manager or the Sub-advisers (or their respective affiliates) from their relationships with the Funds. In addition to considering the above-referenced factors, the Board observed that there are a range of investment options available to variable contract owners who may invest in the Funds, and that these contract owners, having had the opportunity to consider other investment options, may choose to invest or remain invested in the Funds.

Nature, Extent and Quality of Services

The Trustees considered information regarding the nature, extent and quality of services provided to the Funds by the Manager. The Trustees also considered the range of investment advisory services and non-investment advisory services provided by the Manager, notably coordinating the preparation and filing of various regulatory documents, coordinating the preparation and assembly of Board meeting materials and assisting the Board with certain valuation matters.

The Trustees considered the operation of the Funds in a “manager-of-managers” structure and the responsibilities that the Manager has under this structure, including monitoring and evaluating the performance of the Sub-advisers, monitoring the Sub-advisers for adherence to the stated investment objectives, strategies, policies and restrictions of the Funds and supervising the Sub-advisers with respect to the services that the Sub-advisers provide under the Sub-advisory Agreements. The Trustees also considered the process used by the Manager, consistent with this structure, to identify and recommend sub-advisers, and its ability to monitor and oversee sub-advisers and recommend replacement sub-advisers, when necessary, and provide other services under the Management Agreement. The Trustees reviewed information regarding the experience and background of the Manager’s key personnel and the Manager’s organizational structure and resources, including investment, legal and administrative capabilities of the Manager. In this regard, the Trustees recognized that the Funds benefit from the Manager’s use of similar resources and capabilities of its affiliates in providing services to the Funds.

The Trustees considered information regarding the nature, extent and quality of services provided to the Funds by the Sub-advisers. The Trustees also considered, among other things, the range of investment advisory services provided by the Sub-advisers under the oversight of the Manager. In evaluating these investment advisory services, the Trustees considered, among other things, the Sub-advisers’ investment philosophies, styles and/or processes and approach to managing risk. The Trustees received and evaluated information regarding the background, education, expertise and/or experience of the investment professionals that serve as portfolio managers for the Funds and the capabilities, resources and reputations of the Sub-advisers.

Based upon these considerations, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Funds by the Manager and each Sub-adviser.

Investment Performance

The Board considered the investment performance of each Fund. Among other reports, the Board reviewed the performance of the Funds for the one-year and since inception periods compared to a universe of peer funds selected by Broadridge. The Board noted that the Funds had performance records of less than two years and that the Board had reviewed longer performance records of the funds or accounts managed by the Sub-advisers with similar strategies as the applicable Fund, when available, when the Board initially approved the Agreements in 2016. The Broadridge report placed the Funds in the following quintiles of the relevant peer universe for the one-year and since inception periods, respectively: Guardian Core Plus Fixed Income VIP Fund (3rd, 3rd), Guardian Diversified Research VIP Fund (2nd, 2nd), Guardian Growth & Income VIP Fund (1st, 1st), Guardian Integrated Research VIP Fund (4th, 5th), Guardian International Growth VIP Fund (3rd, 2nd), Guardian International Value VIP Fund (3rd, 5th), Guardian Large Cap Disciplined Growth VIP Fund (3rd, 4th), Guardian Large Cap Disciplined Value VIP Fund (1st, 1st), Guardian Large Cap Fundamental Growth VIP Fund (5th, 4th), Guardian Mid Cap Relative Value VIP Fund (4th, 3rd) and Guardian Mid Cap Traditional Growth VIP Fund (2nd, 2nd).

The Board considered the investment reports provided by the Manager since commencement of operations of the Funds during quarterly Board meetings. The Board also considered the Manager’s analysis of Sub-adviser performance and the steps taken by the Manager and the Sub-advisers to seek to improve performance and the results of those steps.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

In light of the considerations noted above, the Board concluded that it had continued confidence in the Manager’s and the Sub-advisers’ overall capabilities to manage the Funds.

Costs and Profitability

The Trustees considered the management fees paid by the Funds to the Manager under the Management Agreement and evaluated the reasonableness of these fees. The Trustees received and reviewed information with respect to the management fees, including the portion of the management fees paid to each Sub-adviser, and the management fees paid by other funds offered as investment options underlying variable contracts within the applicable peer group selected by Broadridge. The Broadridge report placed the Funds in the following quintiles of the relevant expense peer group for the contractual management fees and actual management fees, respectively: Guardian Core Plus Fixed Income VIP Fund (1st, 3rd), Guardian Diversified Research VIP Fund (2nd, 3rd), Guardian Growth & Income VIP Fund (1st, 1st), Guardian Integrated Research VIP Fund (1st, 2nd), Guardian International Growth VIP Fund (1st, 2nd), Guardian International Value VIP Fund (3rd, 2nd), Guardian Large Cap Disciplined Growth VIP Fund (1st, 1st), Guardian Large Cap Disciplined Value VIP Fund (1st, 1st), Guardian Large Cap Fundamental Growth VIP Fund (1st, 1st), Guardian Mid Cap Relative Value VIP Fund (1st, 1st) and Guardian Mid Cap Traditional Growth VIP Fund (3rd, 4th).

The Trustees considered the sub-advisory fees paid under the Sub-advisory Agreements and evaluated the reasonableness of those fees. The Trustees also considered that the fees paid to the Sub-advisers are paid by the Manager and not the Funds and that the Manager had negotiated the fees with the Sub-advisers at arm’s-length. In addition, the Trustees considered the portion of the management fees paid to each Sub-adviser as compared to the portion retained by the Manager.

The Trustees received and reviewed information in the Broadridge report comparing each Fund’s operating expense ratio to the actual operating expense ratios of a peer group of funds selected by Broadridge. The Trustees considered the Manager’s commitment to limit each Fund’s operating expenses through an expense limitation agreement with the Trust. The Broadridge report placed the Funds in the following quintiles of the relevant expense peer group for the operating expense ratio: Guardian Core Plus Fixed Income VIP Fund (2nd), Guardian Diversified Research VIP Fund (2nd), Guardian Growth & Income VIP Fund

(2nd), Guardian Integrated Research VIP Fund (1st), Guardian International Growth VIP Fund (3rd), Guardian International Value VIP Fund (1st), Guardian Large Cap Disciplined Growth VIP Fund (1st), Guardian Large Cap Disciplined Value VIP Fund (2nd), Guardian Large Cap Fundamental Growth VIP Fund (1st), Guardian Mid Cap Relative Value VIP Fund (1st) and Guardian Mid Cap Traditional Growth VIP Fund (3rd).

Although the Board recognized that the comparisons between the management fees and anticipated operating expenses of the Funds and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Trustees found that the comparative information supported their consideration and approval of the management fees and evaluation of operating expenses.

The Trustees reviewed information regarding the Manager’s costs of sponsoring the Funds and estimated profitability of the Funds to the Manager. The Trustees noted that the information contained estimates, such as allocations of expenses. Although the Trustees did not receive specific cost and profitability information from certain Sub-advisers, the Trustees primarily considered the cost and profitability information relating to the Manager because the Manager is responsible for payment of the sub-advisory fees and negotiated the fees with the Sub-advisers at arm’s-length.

Based on the consideration of the information and factors summarized above, as well as other information and factors deemed relevant by the Trustees, the Trustees concluded that the management and sub-advisory fees were reasonable in light of the nature, extent and quality of services rendered to the Funds by the Manager and the Sub-advisers. The Trustees also concluded that the estimated profitability of the Funds to the Manager was acceptable.

Economies of Scale

The Trustees considered the extent to which economies of scale may be shared as assets grow based on current asset levels of the Funds, anticipated asset levels over the next year, the current management and sub-advisory fee rates, the expense limitation arrangements, and any management and sub-advisory fee breakpoints, which reduce fee rates as assets increase. Based on those factors, the Board concluded that it was satisfied with the extent to which any economies of scale would be shared for the benefit of Fund shareholders. The Board noted that it would continue to monitor future growth in each Fund’s assets

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

and whether additional steps are required to share appropriately any economies of scale with Fund shareholders.

Ancillary Benefits

The Trustees considered the benefits, other than management fees, that the Manager and/or its affiliates receive because of the Manager’s relationship with the Funds. The Trustees acknowledged that the Funds serve as investment options under variable contracts issued by an affiliate of the Manager that receives fees under those contracts and that Park Avenue Securities LLC, an affiliate of the Manager and principal underwriter of the Funds, and an insurance company affiliated with the Manager receive fees from the Funds under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act. The Trustees considered that the Manager and its affiliates may benefit from (i) greater efficiencies in annuity administration and operations and potential cost savings due to a reduction in the number of unaffiliated funds available as annuity contract investment options, and (ii) increased dividends-received deductions due to the Funds’ status under the tax laws as disregarded entities. In addition, the Trustees considered the potential benefits, other than sub-advisory fees, that the Sub-advisers and their affiliates receive because of their relationships with the Funds, including the potential increased ability to use soft dollars consistent with Trust policies and other benefits from increases in assets under management. The Trustees concluded that benefits that accrue to the Manager and its affiliates are reasonable and the benefits that accrue to the Sub-advisers and their affiliates are consistent with those expected for a sub-adviser to a mutual fund such as the applicable Fund.

Conclusion

Based on a comprehensive consideration and evaluation of all of the information and factors summarized above, among others, the Board voting as a whole, including the Independent Trustees voting separately, unanimously approved the continuation of the Agreements.

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris† (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuity Distributors (2013–2015); Director/Trustee, Advanced Series Trust, Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	16	None.

Theda R. Haber† (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (since 2015); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry) (since 2012); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006-2009); Managing Director, Barclays Global Investors (1998–2006).	16	None.

Marshall Lux† (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	16	None.

Lisa K. Polsky† (born 1956)	Trustee	Senior Risk Advisor, AQR (investment management) (since 2016); Senior Risk Advisor, Ultra Capital (venture capital) (since 2016); Board Member and Chair of Risk Committee, DeutscheBank IHC (financial services) (since May 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	16	None.

John Walters† (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (since 2015); Board Member, Stadion Money Management LLC (investment adviser) (since 2011); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	16	None.

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustee
Interested Trustees

Gordon Dinsmore** (born 1952)	Trustee	Senior Vice President, Head of Product and President of Berkshire, The Guardian Life Insurance Company of America.	16	None.

Marc Costantini** (born 1969)	Chairman and Trustee	Executive Vice President, Group and Worksite Markets, The Guardian Life Insurance Company of America (since 2017); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America (2014–2017); Executive Vice President, Manulife Financial prior thereto (various positions from 1990–2014).	16	None.

*

Each Trustee except for Mr. Dinsmore began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Mr. Dinsmore has served as a Trustee since November 2017. The business address of each Trustee is 7 Hanover Square, New York, New York 10004.

**

Each of Gordon Dinsmore and Marc Costantini is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

***	As of the date of this report, the Trust currently consists of 16 separate Funds.
†	Member of the Audit Committee of the Trust.

The following table provides information about the Officers of the Trust.

Name and Year of Birth	Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years

Gordon Dinsmore (born 1952)	President and Principal Executive Officer (Since November 2017)	Senior Vice President, Head of Product and President of Berkshire, The Guardian Life Insurance Company of America.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Vice President, Chief Financial Officer, Equity Profit Center, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Senior Vice President, Corporate Secretary, The Guardian Life Insurance Company of America (since 2015); Senior Vice President, Deputy General Counsel, Corporate Secretary, Voya Financial, Inc. (2013–2014); Managing Director, Senior Counsel, Corporate Secretary, BlackRock, Inc. prior thereto.

Richard T. Potter (born 1954)	Senior Vice President and Chief Legal Officer	Vice President and Equity Counsel, The Guardian Life Insurance Company of America.

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Executive Director, Chief Compliance Officer, Morgan Stanley (2015–2017); Vice President, Morgan Stanley (2013–2015); Vice President, Corporate Audit Group–Compliance, Morgan Stanley prior thereto.

James R. Anderson (born 1963)	Anti-Money Laundering Officer (Since November 2017)	Second Vice President, Agency and Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America.

Kathleen M. Moynihan (born 1966)	Senior Counsel	Senior Counsel, The Guardian Life Insurance Company of America.

Maria Nydia Morrison (born 1958)	Fund Controller	Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2015); Chief Financial Officer/Assistant Operating Officer, St. Francis De Assisi Montessori School (Plaridel, Bulacan), Inc. (Philippines) (2013–2015); Vice President, Bank of New York Mellon prior thereto.

25

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years

Sonya L. Crosswell (born 1977)	Assistant Secretary	Assistant Vice President, Assistant Corporate Secretary and Secretary Pro Tem, The Guardian Life Insurance Company of America (since 2014); Vice President, Secretary and Assistant General Counsel, Carver Federal Savings Bank prior thereto.

*

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 7 Hanover Square, New York, New York 10004.

26

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-Q or Form N-PORT (for filings beginning in April 2019 relating to March 31, 2019 data). The Fund’s Form N-Q or Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-Q or Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/ Prospectuses.

Beginning in April 2019, the Fund will cease to disclose its holdings on Form N-Q and will file Form N-PORT with the Securities and Exchange Commission on a monthly basis, with the information contained on Form N-PORT for the last month of the Fund’s fiscal quarter being made public by the Securities and Exchange Commission 60 days after the end of the Fund’s fiscal quarter.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/
Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

27

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10004-4025

PUB8172

Guardian Variable

Products Trust

2018

Annual Report

All Data as of December 31, 2018

Guardian Core Plus Fixed Income VIP Fund

Important Notice

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail from The Guardian Insurance & Annuity Company, Inc. (“GIAC”). Instead, GIAC will mail you a notice when copies of the shareholder reports are made available on a website. You will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not yet elected electronic delivery, at any time, you may elect to receive the Fund’s shareholder reports and certain other communications from GIAC electronically, by going to www.guardianlife.com and registering for e-delivery.

You may instead elect to receive all future shareholder reports in paper free of charge. If you wish to receive paper copies of your shareholder reports, please call GIAC’s Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342). Your election to receive reports in paper will apply to all the underlying funds available.

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Core Plus Fixed Income VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2018. The views expressed in the Fund Commentary are those of the Fund’s portfolio manager(s) as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC or a sub-adviser. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN CORE PLUS FIXED INCOME VIP FUND

FUND COMMENTARY OF LORD, ABBETT & CO. LLC, SUB-ADVISER

Highlights

•	Guardian Core Plus Fixed Income VIP Fund (the “Fund”) returned -1.29%, underperforming its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index[1] (the “Index”), for the 12 months ended December 31, 2018. The Fund’s underperformance relative to the Index was primarily due to its allocation to high yield corporate bonds.

•	The Index returned 0.01% for the period.

Market Overview

During the period, there were several market-moving events. In June 2018, the White House announced its intent to impose additional tariffs on $200 billion worth of Chinese goods, on top of the $50 billion previously announced. The aggressive U.S. trade posture continued into September with trade tensions mounting between the U.S. and China. While the impact has yet to be fully realized, many corporations anticipate that the retaliatory tariffs will weigh on profits. In 2018, the U.S. Federal Reserve (the “Fed”) hiked rates at 0.25% increments at each of its March, June, September and December meetings, raising the target range to 2.25%-2.50%. As the Fed continued to raise rates, the U.S. Treasury yield curve flattened through the year. The yield on 10-year U.S. Treasury securities reached multi-year highs in November, and pulled back in December, as risk-off sentiment prevailed. Amid rising concerns surrounding escalating trade tensions, slowing global growth, and increasing interest rates, the Nasdaq experienced the largest monthly drop since 2008 in October, and U.S. equity markets suffered the largest December decline since the Great Depression. Additionally, in the fourth quarter of 2018, both the investment grade and high yield markets experienced a sell-off due to a number of idiosyncratic risks and concerns over slower growth and rising inflation. Despite the sell-off, the U.S. economy continued to expand by more than 2% during each quarter of the trailing 12-month period, with domestic GDP growth ranging between 2.2% and 4.2% from the third quarter of 2017 to the third quarter of 2018. The 4.2% GDP growth in the second quarter marked the strongest growth rate since the third quarter of 2014. Inflation, as measured by the Consumer Price Index (CPI), continued to rise, gaining 2.5% year over year, which was mostly pushed higher by oil prices. However, oil prices have since receded significantly due to oversupply.

Portfolio Review

For the 12-month period ended December 2018, the Fund’s positioning within high yield corporates was the largest detractor to relative performance. The asset class came under pressure during the 4th quarter as spreads widened due to falling oil prices and concerns around slowing global growth. An underweight allocation to U.S. Treasuries also detracted from performance over the year due to a late rally. The asset class benefited from a flight to quality in the 4th quarter, amid increased volatility in risk assets. Security selection within mortgage-backed securities (MBS) also detracted.

The largest contributor to the Fund’s relative performance over the period was an underweight allocation to investment grade corporates compared to the Index. Corporate spread widening in the final quarter of the year had a notable negative influence on full year performance for the asset class. An overweight position to asset-backed securities (ABS) also contributed to relative performance. We continue to favor high-quality ABS where we have found strong carry opportunities relative to other high-quality assets, primarily within credit card and auto-related ABS. Lastly, an overweight to and security selection within commercial mortgage-backed securities (CMBS) contributed. Within CMBS, we favor single-asset/single-borrower deals across the credit spectrum.

Outlook

We hold the view that U.S. domestic growth will separate from global weakness. Despite the recent market volatility and downturn of some soft economic indicators, we are cautiously optimistic about the U.S. economy as the labor market remains tight. We continue to believe that inflation expectations will gradually increase, and we remain focused on domestic opportunities given the potential for increased volatility and event risk abroad.

1

The Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”) is an index of U.S dollar-denominated, investment-grade U.S. government and corporate securities, and mortgage pass-through securities, and asset-backed securities. You may not invest in the Index and, unlike the Fund, the Index does not incur fees or expenses.

1

GUARDIAN CORE PLUS FIXED INCOME VIP FUND

Funds in the Guardian Variable Products Trust are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses or to obtain a printed copy, call 1-888-GUARDIAN (1-888-482-7342).

As with all mutual funds, the value of an investment in the Fund could decline, and you could lose money. Diversification does not guarantee profit or protect against loss, and there can be no assurance that the Fund will achieve its investment objective. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. In a lower interest rate environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. These risks are even greater when investing in emerging markets. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

2

GUARDIAN CORE PLUS FIXED INCOME VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $ 355,069,564

Bond Sector Allocation[1] As of December 31, 2018

Bond Quality Allocation[2] As of December 31, 2018

3

GUARDIAN CORE PLUS FIXED INCOME VIP FUND

Top Ten Holdings[1] As of December 31, 2018

Holding	Coupon Rate	Maturity Date	% of Total Net Assets
Federal National Mortgage Association	4.500%	1/1/2049	22.68%
U.S. Treasury Bill	2.370%	3/14/2019	14.22%
Federal National Mortgage Association	4.000%	1/1/2049	11.17%
U.S. Treasury Bond	3.000%	8/15/2048	4.87%
U.S. Treasury Note Inflation Protected Security	0.625%	4/15/2023	4.71%
U.S. Treasury Bond	2.750%	11/15/2042	3.10%
Federal Home Loan Bank	2.350%	2/15/2019	2.34%
Federal National Mortgage Association	3.500%	1/1/2049	1.69%
U.S. Treasury Note	3.125%	11/15/2028	1.52%
Federal Home Loan Bank	2.310%	1/31/2019	1.38%
Total			67.68%

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.
2

The Bond Quality Allocation chart displays the percentage of fund assets allocated to each rating. Rating agencies’ independent ratings of individual securities are aggregated by Barclays, and market weights are reported using Standard & Poor’s letter rating conventions. Rating methodology uses the middle rating of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services, and Fitch Ratings. When a rating from only two of the rating agencies is available, the lower rating is used. Credit quality ratings assigned by a rating agency are subject to change periodically and are not absolute standards of credit quality. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the Fund, Lord, Abbett & Co. LLC develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agency ratings.

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2018

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Core Plus Fixed Income VIP Fund	9/1/2016	-1.29%	—	—	-0.21%
Bloomberg Barclays U.S. Aggregate Bond Index		0.01%	—	—	0.19%

4

GUARDIAN CORE PLUS FIXED INCOME VIP FUND

Results of a Hypothetical $10,000 Investment As of December 31, 2018

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Core Plus Fixed Income VIP Fund and the Bloomberg Barclays U.S. Aggregate Bond Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

5

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18-12/31/18	Expense Ratio During Period 7/1/18-12/31/18
Based on Actual Return	$1,000.00	$1,008.10	$4.00	0.79%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,021.22	$4.02	0.79%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2018	Principal Amount	Value
Agency Mortgage–Backed Securities – 39.7%

Federal Home Loan Bank 2.31% due 1/31/2019(1)	$4,915,000	$4,905,578
2.35% due 2/6/2019(1)	1,230,000	1,227,130
2.35% due 2/15/2019(1)	8,342,000	8,317,533

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificate K072 A2 3.444% due 12/25/2027	42,000	42,363

Federal National Mortgage Association 3.50% due 1/1/2049(2)	6,000,000	5,998,945
4.00% due 1/1/2049(2)	38,900,000	39,653,688
4.50% due 1/1/2049(2)	77,750,000	80,509,214

Government National Mortgage Association 2017-168 AS 2.70% due 8/16/2058	96,378	92,222
2017-41 AS 2.60% due 6/16/2057	82,588	78,535
2017-69 AS 2.75% due 2/16/2058	44,647	43,243
2017-71 AS 2.70% due 4/16/2057	28,686	27,565
2017-89 AB 2.60% due 7/16/2058	28,392	26,534
2017-90 AS 2.70% due 7/16/2057	39,862	38,171

Total Agency Mortgage–Backed Securities (Cost $140,253,811)		140,960,721
Asset–Backed Securities – 28.3%

ACC Trust 2018-1 B 4.82% due 5/20/2021(3)	230,000	230,247

Ally Auto Receivables Trust 2017-5 A2 1.81% due 6/15/2020	5,162	5,151

ALM VII Ltd. 2012-7A A1R 3.916% (LIBOR 3 Month + 1.48%) due 10/15/2028(3)(4)	1,806,000	1,810,434

American Credit Acceptance Receivables Trust 2016-2 C 6.09% due 5/12/2022(3)	11,000	11,175
2018-1 A 2.72% due 3/10/2021(3)	25,271	25,252
2018-4 A 3.38% due 12/13/2021(3)	1,043,000	1,043,128

American Express Credit Account Master Trust 2017-1 A 1.93% due 9/15/2022	1,000,000	988,173
2017-4 A 1.64% due 12/15/2021	2,838,000	2,824,746

AmeriCredit Automobile Receivables Trust 2015-2 D 3.00% due 6/8/2021	884,000	881,486

December 31, 2018	Principal Amount	Value
Asset–Backed Securities (continued)
2015-3 B 2.08% due 9/8/2020	$3,989	$3,988
2016-3 C 2.24% due 4/8/2022	2,097,000	2,064,335
2017-2 C 2.97% due 3/20/2023	44,000	43,668
2017-3 B 2.24% due 6/19/2023	18,000	17,772
2018-3 A2A 3.11% due 1/18/2022	540,000	537,459
2018-3 A2B 2.705% (LIBOR 1 Month + 0.25%) due 1/18/2022(4)	540,000	539,527

Ares XXXIII CLO Ltd. 2015-1A A1R 4.101% (LIBOR 3 Month + 1.35%) due 12/5/2025(3)(4)	250,000	249,894

Ascentium Equipment Receivables Trust 2016-2A A3 1.65% due 5/10/2022(3)	8,599	8,562
2016-2A B 2.50% due 9/12/2022(3)	9,000	8,949
2017-1A A2 1.87% due 7/10/2019(3)	1,945	1,944
2017-1A A3 2.29% due 6/10/2021(3)	12,000	11,910

Avery Point VII CLO Ltd. 2015-7A A1 3.936% (LIBOR 3 Month + 1.50%) due 1/15/2028(3)(4)	2,000,000	1,999,206

Avis Budget Rental Car Funding AESOP LLC 2015-2A A 2.63% due 12/20/2021(3)	826,000	816,760

Barclays Dryrock Issuance Trust 2014-3 A 2.41% due 7/15/2022	2,624,000	2,612,266

Benefit Street Partners CLO IV Ltd. 2014-IVA BR 5.369% (LIBOR 3 Month + 2.90%) due 1/20/2029(3)(4)	500,000	500,048
2014-IVA A1R 3.959% (LIBOR 3 Month + 1.49%) due 1/20/2029(3)(4)	500,000	499,772

BlueMountain CLO Ltd. 2013-1A A1R 3.869% (LIBOR 3 Month + 1.40%) due 1/20/2029(3)(4)	1,036,000	1,035,555
2016-1A BR 3.819% (LIBOR 3 Month + 1.35%) due 4/20/2027(3)(4)	822,000	791,266

BMW Vehicle Owner Trust 2018-A A2A 2.09% due 11/25/2020	54,087	53,910

California Republic Auto Receivables Trust 2015-1 A4 1.82% due 9/15/2020	9,629	9,607

The accompanying notes are an integral part of these financial statements.	7

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2018	Principal Amount	Value
Asset–Backed Securities (continued)
2015-2 B 2.53% due 6/15/2021	$87,000	$86,505
2015-3 A4 2.13% due 5/17/2021	17,704	17,633
2015-4 A4 2.58% due 6/15/2021(3)	58,786	58,668
2016-2 B 2.52% due 5/16/2022	21,000	20,752
2017-1 A3 1.90% due 3/15/2021	27,790	27,697
2018-1 A2 2.86% due 3/15/2021	934,000	932,415
2018-1 B 3.56% due 3/15/2023	669,000	671,531

Capital Auto Receivables Asset Trust 2017-1 B 2.43% due 5/20/2022(3)	28,000	27,605
2017-1 C 2.70% due 9/20/2022(3)	40,000	39,614
2017-1 D 3.15% due 2/20/2025(3)	1,086,000	1,083,145

Capital One Multi-Asset Execution Trust 2016-A3 A3 1.34% due 4/15/2022	627,000	622,173
2016-A4 A4 1.33% due 6/15/2022	808,000	799,834
2017-A1 A1 2.00% due 1/17/2023	1,000,000	989,005

CarMax Auto Owner Trust 2015-2 A4 1.80% due 3/15/2021	36,873	36,702
2018-4 B 3.67% due 5/15/2024	1,822,000	1,780,340

Cedar Funding VI CLO Ltd. 2016-6A BR 4.069% (LIBOR 3 Month + 1.60%) due 10/20/2028(3)(4)	400,000	389,593

Chase Issuance Trust 2012-A4 A4 1.58% due 8/15/2021	534,000	529,653
2016-A5 A5 1.27% due 7/15/2021	1,058,000	1,048,726

Chesapeake Funding II LLC 2016-1A A1 2.11% due 3/15/2028(3)	84,367	84,163
2016-2A A1 1.88% due 6/15/2028(3)	274,375	273,182
2017-2A A1 1.99% due 5/15/2029(3)	355,111	351,389
2017-3A A1 1.91% due 8/15/2029(3)	1,583,520	1,563,098

Chrysler Capital Auto Receivables Trust 2016-AA C 3.25% due 6/15/2022(3)	6,000	6,007

Citibank Credit Card Issuance Trust 2014-A6 A6 2.15% due 7/15/2021	608,000	605,496

December 31, 2018	Principal Amount	Value
Asset–Backed Securities (continued)
2017-A2 A2 1.74% due 1/19/2021	$467,000	$466,699

CNH Equipment Trust 2015-A A4 1.85% due 4/15/2021	41,659	41,485

CPS Auto Receivables Trust 2018-B A 2.72% due 9/15/2021(3)	827,369	824,385
2017-D A 1.87% due 3/15/2021(3)	30,655	30,550
2017-D B 2.43% due 1/18/2022(3)	955,000	947,954
2018-B B 3.23% due 7/15/2022(3)	1,509,000	1,507,363
2018-B D 4.26% due 3/15/2024(3)	750,000	760,682

CPS Auto Trust 2018-C A 2.87% due 9/15/2021(3)	507,270	506,249
2018-C B 3.43% due 7/15/2022(3)	212,000	212,311

Daimler Trucks Retail Trust 2018-1 A2 2.60% due 5/15/2020(3)	50,151	50,086

Discover Card Execution Note Trust 2012-A6 A6 1.67% due 1/18/2022	1,942,000	1,929,433
2014-A1 A1 2.885% (LIBOR 1 Month + 0.43%) due 7/15/2021(4)	200,000	200,023
2014-A4 A4 2.12% due 12/15/2021	635,000	632,633
2016-A1 A1 1.64% due 7/15/2021	100,000	99,926
2017-A2 A2 2.39% due 7/15/2024	1,277,000	1,257,399

DLL LLC 2018-1 A3 3.10% due 4/18/2022(3)	1,016,000	1,016,253

DLL Securitization Trust 2017-A A3 2.14% due 12/15/2021(3)	749,000	741,510

Drive Auto Receivables Trust 2016-AA C 3.91% due 5/17/2021(3)	14,835	14,860
2016-BA D 4.53% due 8/15/2023(3)	1,329,000	1,337,576
2016-CA C 3.02% due 11/15/2021(3)	28,445	28,428
2016-CA D 4.18% due 3/15/2024(3)	14,000	14,071
2017-1 D 3.84% due 3/15/2023	3,156,000	3,167,314
2017-3 C 2.80% due 7/15/2022	62,000	61,842
2017-AA D 4.16% due 5/15/2024(3)	26,000	26,293
2017-BA D 3.72% due 10/17/2022(3)	1,499,000	1,501,844

8	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2018	Principal Amount	Value
Asset–Backed Securities (continued)
2018-3 A2 2.75% due 10/15/2020	$1,203,545	$1,202,933
2018-3 A3 3.01% due 11/15/2021	672,000	671,050
2018-3 B 3.37% due 9/15/2022	265,000	265,176
2018-3 C 3.72% due 9/16/2024	633,000	632,950
2018-4 A2A 2.78% due 10/15/2020	647,000	646,293
2018-4 A3 3.04% due 11/15/2021	1,011,000	1,010,974
2018-5 A2A 3.08% due 7/15/2021	900,000	900,013
2018-5 A2B 2.775% (LIBOR 1 Month + 0.32%) due 7/15/2021(4)	738,000	736,900

Engs Commercial Finance Trust 2018-1A A1 2.97% due 2/22/2021(3)	61,240	61,107

First Investors Auto Owner Trust 2017-1A A1 1.69% due 4/15/2021(3)	4,921	4,913
2017-2A A1 1.86% due 10/15/2021(3)	31,338	31,189
2017-3A A2 2.41% due 12/15/2022(3)	24,000	23,811
2017-3A B 2.72% due 4/17/2023(3)	10,000	9,911

Flagship Credit Auto Trust 2016-2 A2 3.05% due 8/16/2021(3)	1,555,264	1,553,221
2017-1 A 1.93% due 12/15/2021(3)	8,637	8,617
2017-2 A 1.85% due 7/15/2021(3)	13,072	13,011
2017-3 A 1.88% due 10/15/2021(3)	16,521	16,421
2017-3 B 2.59% due 7/15/2022(3)	20,000	19,757
2017-4 A 2.07% due 4/15/2022(3)	16,068	15,949
2018-1 A 2.59% due 6/15/2022(3)	28,224	28,074
2018-3 A 3.07% due 2/15/2023(3)	1,456,495	1,451,443
2018-3 B 3.59% due 12/16/2024(3)	479,000	482,303

Ford Credit Auto Lease Trust 2017-B A2A 1.80% due 6/15/2020	26,679	26,602

Ford Credit Auto Owner Trust 2016-2 A 2.03% due 12/15/2027(3)	2,000,000	1,950,969
2017-1 A 2.62% due 8/15/2028(3)	817,000	805,247
2018-2 A 3.47% due 1/15/2030(3)	516,000	522,888

December 31, 2018	Principal Amount	Value
Asset–Backed Securities (continued)
Ford Credit Floorplan Master Owner Trust A 2017-2 A1 2.16% due 9/15/2022	$1,500,000	$1,477,771
2018-4A 4.06% due 11/15/2030	450,000	451,134

Foursight Capital Automobile Receivables Trust 2016-1 A2 2.87% due 10/15/2021(3)	25,551	25,492
2018-1 B 3.53% due 4/17/2023(3)	100,000	100,322

GM Financial Automobile Leasing Trust 2016-3 A3 1.61% due 12/20/2019	4,235	4,228
2017-2 A2A 1.72% due 1/21/2020	4,491	4,480

GM Financial Consumer Automobile Receivables Trust 2017-3A A2A 1.71% due 9/16/2020(3)	30,195	30,101

GMF Floorplan Owner Revolving Trust 2016-1 A1 1.96% due 5/17/2021(3)	722,000	718,688

Golden Credit Card Trust 2018-1A A 2.62% due 1/15/2023(3)	2,015,000	2,004,608

Halcyon Loan Advisors Funding Ltd. 2015-2A CR 4.64% (LIBOR 3 Month + 2.15%) due 7/25/2027(3)(4)	250,000	240,111

Hardee’s Funding LLC 2018-1A A2II 4.959% due 6/20/2048(3)	766,080	773,761

Honda Auto Receivables Owner Trust 2016-2 A3 1.39% due 4/15/2020	3,242	3,229

Hyundai Auto Lease Securitization Trust 2017-C A2A 1.89% due 3/16/2020(3)	63,174	62,959

KVK CLO Ltd. 2016-1A C 5.586% (LIBOR 3 Month + 3.15%) due 1/15/2029(3)(4)	483,000	477,007

LCM XXII Ltd. 22A A1 3.949% (LIBOR 3 Month + 1.48%) due 10/20/2028(3)(4)	250,000	249,996

LCM XXIV Ltd. 24A A 3.779% (LIBOR 3 Month + 1.31%) due 3/20/2030(3)(4)	439,000	438,974

Magnetite XVIII Ltd. 2016-18A AR 3.696% (LIBOR 3 Month + 1.08%) due 11/15/2028(3)(4)	1,000,000	995,571

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2018	Principal Amount	Value
Asset–Backed Securities (continued)

Master Credit Card Trust II Series 2018-1A A 2.969% (LIBOR 1 Month + 0.49%) due 7/21/2024(3)(4)	$100,000	$99,651

Mercedes-Benz Auto Lease Trust 2018-A A2 2.20% due 4/15/2020	39,055	38,969
2018-B A2 3.04% due 12/15/2020	1,442,000	1,441,877

Mercedes-Benz Auto Receivables Trust 2016-1 A3 1.26% due 2/16/2021	11,677	11,585

MMAF Equipment Finance LLC 2017-AA A3 2.04% due 2/16/2022(3)	1,705,000	1,688,997

Navient Private Education Refi Loan Trust 2018-DA A2A 4.00% due 12/15/2059(3)	368,000	370,827

NextGear Floorplan Master Owner Trust 2016-1A A2 2.74% due 4/15/2021(3)	1,349,000	1,347,439
2016-2A A2 2.19% due 9/15/2021(3)	656,000	651,293

OHA Loan Funding Ltd. 2016-1A B1 4.269% (LIBOR 3 Month + 1.80%) due 1/20/2028(3)(4)	542,000	539,957

Orec Ltd. 2018-CRE1 A 3.487% (LIBOR 1 Month + 1.18%) due 6/15/2036(3)(4)	645,000	644,999

Palmer Square Loan Funding Ltd. 2018-5A A1 3.32% (LIBOR 3 Month + 0.85%) due 1/20/2027(3)(4)	671,000	669,322
2018-5A A2 3.87% (LIBOR 3 Month + 1.40%) due 1/20/2027(3)(4)	250,000	249,218

Pennsylvania Higher Education Assistance Agency 2006-1 B 2.76% (LIBOR 3 Month + 0.27%) due 4/25/2038(4)	44,542	42,866

PFS Financing Corp. 2016-BA A 1.87% due 10/15/2021(3)	937,000	927,597

Regatta VI Funding Ltd. 2016-1A CR 4.519% (LIBOR 3 Month + 2.05%) due 7/20/2028(3)(4)	314,000	301,458

Riserva CLO Ltd. 2016-3A A 3.905% (LIBOR 3 Month + 1.46%) due 10/18/2028(3)(4)	250,000	249,889

December 31, 2018	Principal Amount	Value
Asset–Backed Securities (continued)

Santander Drive Auto Receivables Trust 2015-4 C 2.97% due 3/15/2021	$13,068	$13,062
2016-3 B 1.89% due 6/15/2021	6,862	6,844
2017-3 A3 1.87% due 6/15/2021	37,181	37,098
2017-3 C 2.76% due 12/15/2022	12,000	11,928
2018-1 A2 2.10% due 11/16/2020	16,778	16,755
2018-1 B 2.63% due 7/15/2022	46,000	45,726
2018-1 D 3.32% due 3/15/2024	35,000	34,764
2018-3 A2A 2.78% due 3/15/2021	836,730	835,648

SCF Equipment Leasing LLC 2018-1A A2 3.63% due 10/20/2024(3)	873,000	871,855

SLC Student Loan Trust 2008-1 A4A 4.388% (LIBOR 3 Month + 1.60%) due 12/15/2032(4)	249,826	255,829

SoFi Professional Loan Program Trust 2017-F A1FX 2.05% due 1/25/2041(3)	1,564,933	1,548,051
2018-A A2A 2.39% due 2/25/2042(3)	519,899	515,349
2018-B A1FX 2.64% due 8/25/2047(3)	570,629	567,947

Sound Point CLO XI Ltd. 2016-1A AR 3.558% (LIBOR 3 Month + 1.10%) due 7/20/2028(3)(4)	370,000	367,583

SunTrust Auto Receivables Trust 2015-1A A4 1.78% due 1/15/2021(3)	10,476	10,434

Synchrony Credit Card Master Note Trust 2016-1 A 2.04% due 3/15/2022	100,000	99,797
2016-3 A 1.58% due 9/15/2022	561,000	555,477
2017-1 A 1.93% due 6/15/2023	1,873,000	1,843,526
2017-2 A 2.62% due 10/15/2025	2,219,000	2,189,812

TCF Auto Receivables Owner Trust 2015-2A C 3.75% due 12/15/2021(3)	1,049,000	1,050,279
2016-1A B 2.32% due 6/15/2022(3)	69,000	67,875
2016-PT1A B 2.92% due 10/17/2022(3)	30,000	29,793

10	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2018	Principal Amount	Value
Asset–Backed Securities (continued)

TCI-Flatiron CLO Ltd. 2016-1A A 3.999% (LIBOR 3 Month + 1.55%) due 7/17/2028(3)(4)	$750,000	$749,878

TCI-Symphony CLO Ltd. 2016-1A A 3.916% (LIBOR 3 Month + 1.48%) due 10/13/2029(3)(4)	250,000	252,637

THL Credit Wind River CLO Ltd. 2012-1A BR 4.286% (LIBOR 3 Month + 1.85%) due 1/15/2026(3)(4)	2,000,000	1,991,032

Towd Point Asset Trust 2018-SL1 A 3.106% (LIBOR 1 Month + 0.60%) due 1/25/2046(3)(4)	672,570	666,507

TPG Real Estate Finance Issuer Ltd. 2018-FL2 A 3.585% (LIBOR 1 Month + 1.13%) due 11/15/2037(3)(4)	658,000	657,999

Volvo Financial Equipment LLC 2015-1A A4 1.91% due 1/15/2020(3)	14,884	14,869

Westgate Resorts LLC 2018-1A A 3.38% due 12/20/2031(3)	295,867	295,696

Westlake Automobile Receivables Trust 2016-3A B 2.07% due 12/15/2021(3)	1,695	1,694
2017-2A A2A 1.80% due 7/15/2020(3)	10,949	10,925

Wheels SPV 2 LLC 2018-1A A2 3.06% due 4/20/2027(3)	347,000	347,939

Wingstop Funding LLC 2018-1 A2 4.97% due 12/5/2048(3)	532,000	540,418

World Financial Network Credit Card Master Trust 2012-A A 3.14% due 1/17/2023	580,000	579,938
2017-B A 1.98% due 6/15/2023	2,894,000	2,874,398
2017-C A 2.31% due 8/15/2024	1,091,000	1,075,762
2017-C M 2.66% due 8/15/2024	40,000	39,494

Total Asset–Backed Securities (Cost $100,739,369)		100,549,001
Corporate Bonds & Notes – 24.7%
Aerospace & Defense – 0.6%

Bombardier, Inc. 7.50% due 3/15/2025(3)	746,000	703,105

Embraer S.A. 5.15% due 6/15/2022	15,000	15,413

December 31, 2018	Principal Amount	Value
Aerospace & Defense (continued)

Kratos Defense & Security Solutions, Inc. 6.50% due 11/30/2025(3)	$553,000	$562,677

United Technologies Corp. 3.65% due 8/16/2023	766,000	762,999

		2,044,194
Auto Manufacturers – 0.9%

Daimler Finance North America LLC 3.75% due 2/22/2028(3)	760,000	714,966

Ford Motor Co. 7.45% due 7/16/2031	1,065,000	1,098,041

General Motors Co. 6.60% due 4/1/2036	50,000	48,675
6.75% due 4/1/2046	1,100,000	1,064,914

Tesla, Inc. 5.30% due 8/15/2025(3)	419,000	364,006

		3,290,602
Beverages – 0.4%

Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. 3.65% due 2/1/2026(3)	1,003,000	948,385
4.70% due 2/1/2036(3)	303,000	281,002

Becle S.A.B. de C.V. 3.75% due 5/13/2025(3)	150,000	142,844

		1,372,231
Chemicals – 0.6%

Ashland LLC 6.875% due 5/15/2043	176,000	173,360

Braskem Netherlands Finance B.V. 4.50% due 1/10/2028(3)	400,000	369,704

CNAC HK Finbridge Co. Ltd. 3.50% due 7/19/2022	380,000	370,451

Mexichem S.A.B. de C.V. 4.875% due 9/19/2022(3)	250,000	251,562

Phosagro OAO Via Phosagro Bond Funding DAC 3.949% due 4/24/2023(3)	300,000	280,740

Rain CII Carbon LLC / CII Carbon Corp. 7.25% due 4/1/2025(3)	765,000	692,325

		2,138,142
Coal – 0.2%

Peabody Energy Corp. 6.375% due 3/31/2025(3)	543,000	504,990

Warrior Met Coal, Inc. 8.00% due 11/1/2024(3)	345,000	342,413

		847,403
Commercial Banks – 4.6%

Akbank T.A.S. 4.00% due 1/24/2020(3)	200,000	196,400

Banco de Credito e Inversiones S.A. 3.50% due 10/12/2027(3)	420,000	378,000

The accompanying notes are an integral part of these financial statements.	11

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2018	Principal Amount	Value
Commercial Banks (continued)

Bank of America Corp. 3.593% (3.593% fixed rate until 7/21/2027; LIBOR 3 Month + 1.37% thereafter) due 7/21/2028(4)	$756,000	$716,929
3.95% due 4/21/2025	25,000	24,223
4.00% due 1/22/2025	577,000	562,082
4.45% due 3/3/2026	250,000	247,149

Citigroup, Inc. 3.887% (3.887% fixed rate until 1/10/2027; LIBOR 3 Month + 1.563% thereafter) due 1/10/2028(4)	1,401,000	1,351,837
4.45% due 9/29/2027	361,000	347,938

HBOS PLC 6.00% due 11/1/2033(3)	35,000	36,753

Intesa Sanpaolo S.p.A. 3.875% due 1/12/2028(3)	400,000	341,615

JPMorgan Chase & Co. 3.782% (3.782% fixed rate until 2/1/2027; LIBOR 3 Month + 1.337% thereafter) due 2/1/2028(4)	2,307,000	2,239,450

Macquarie Group Ltd. 4.654% (4.654% fixed rate until 3/27/2028; LIBOR 3 Month + 1.727% thereafter) due 3/27/2029(3)(4)	963,000	942,555

Morgan Stanley 3.625% due 1/20/2027	138,000	131,155
4.00% due 7/23/2025	790,000	779,375

Popular, Inc. 6.125% due 9/14/2023	361,000	358,069

Royal Bank of Canada 3.35% due 10/22/2021(3)	2,033,000	2,054,206

Santander U.K. PLC 7.95% due 10/26/2029	87,000	102,019

The Goldman Sachs Group, Inc. 4.223% (4.223% fixed rate until 5/1/2028; LIBOR 3 Month + 1.301% thereafter) due 5/1/2029(4)	490,000	471,570
6.25% due 2/1/2041	405,000	461,926

The Toronto-Dominion Bank 3.625% (3.625% fixed rate until 9/15/2026; 5 Year USD Swap + 2.205% thereafter) due 9/15/2031(4)	1,074,000	1,017,001

Turkiye Garanti Bankasi A/S 6.25% due 4/20/2021(3)	400,000	396,328

UBS AG 5.125% due 5/15/2024	522,000	519,390
7.625% due 8/17/2022	900,000	958,500

Wachovia Corp. 7.574% due 8/1/2026(4)	151,000	178,782

Wells Fargo Bank N.A. 6.60% due 1/15/2038	1,250,000	1,545,898

		16,359,150

December 31, 2018	Principal Amount	Value
Commercial Services – 0.6%

Adani Ports & Special Economic Zone Ltd. 4.00% due 7/30/2027(3)	$200,000	$178,407

Ahern Rentals, Inc. 7.375% due 5/15/2023(3)	762,000	609,600

The Brink’s Co. 4.625% due 10/15/2027(3)	577,000	525,070

United Rentals North America, Inc. 4.875% due 1/15/2028	552,000	484,380

Weight Watchers International, Inc. 8.625% due 12/1/2025(3)	507,000	517,140

		2,314,597
Computers – 0.5%

Dell International LLC / EMC Corp. 5.45% due 6/15/2023(3)	141,000	143,487
6.02% due 6/15/2026(3)	134,000	134,606
7.125% due 6/15/2024(3)	660,000	671,550
8.35% due 7/15/2046(3)	648,000	701,648

		1,651,291
Diversified Financial Services – 1.5%

Affiliated Managers Group, Inc. 3.50% due 8/1/2025	500,000	485,875
4.25% due 2/15/2024	25,000	25,506

Ally Financial, Inc. 8.00% due 11/1/2031	603,000	669,330

BrightSphere Investment Group PLC 4.80% due 7/27/2026	315,000	303,333

GE Capital International Funding Co. Unlimited Co. 4.418% due 11/15/2035	1,353,000	1,133,228

International Lease Finance Corp. 5.875% due 4/1/2019	880,000	883,589
5.875% due 8/15/2022	112,000	117,315

Navient Corp. 5.875% due 10/25/2024	938,000	783,230

Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 4.50% due 3/15/2027(3)	309,000	308,725
4.875% due 4/15/2045(3)	198,000	176,505

SURA Asset Management S.A. 4.375% due 4/11/2027(3)	400,000	371,504

		5,258,140
Electric – 1.2%

Ausgrid Finance Pty. Ltd. 4.35% due 8/1/2028(3)	686,000	683,735

Berkshire Hathaway Energy Co. 3.80% due 7/15/2048	263,000	236,049

Calpine Corp. 5.75% due 1/15/2025	580,000	530,700

Electricite de France S.A. 5.00% due 9/21/2048(3)	755,000	669,017

Entergy Louisiana LLC 4.00% due 3/15/2033	292,000	295,374

12	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2018	Principal Amount	Value
Electric (continued)

Exelon Generation Co. LLC 5.60% due 6/15/2042	$49,000	$47,703
6.25% due 10/1/2039	450,000	469,281

Massachusetts Electric Co. 4.004% due 8/15/2046(3)	370,000	348,153

Minejesa Capital B.V. 4.625% due 8/10/2030(3)	200,000	178,267

PSEG Power LLC 8.625% due 4/15/2031	228,000	296,028

South Carolina Electric & Gas Co. 6.05% due 1/15/2038	543,000	640,328
6.625% due 2/1/2032	15,000	18,187

		4,412,822
Electronics – 0.0%

Trimble, Inc. 4.90% due 6/15/2028	22,000	21,662

		21,662
Engineering & Construction – 0.3%

China Railway Resources Huitung Ltd. 3.85% due 2/5/2023	581,000	580,905

Indika Energy Capital III Pte Ltd. 5.875% due 11/9/2024(3)	410,000	356,481

		937,386
Entertainment – 0.4%

Eldorado Resorts, Inc. 6.00% due 4/1/2025	714,000	688,753

Jacobs Entertainment, Inc. 7.875% due 2/1/2024(3)	553,000	569,590

Mohegan Gaming & Entertainment 7.875% due 10/15/2024(3)	59,000	55,091

		1,313,434
Food – 0.4%

Albertsons Cos. LLC / Safeway, Inc. / New Albertsons LP / Albertson’s LLC 6.625% due 6/15/2024	769,000	713,247

Arcor SAIC 6.00% due 7/6/2023(3)	13,000	11,948

Campbell Soup Co. 3.80% due 8/2/2042	303,000	226,458

Lamb Weston Holdings, Inc. 4.875% due 11/1/2026(3)	544,000	522,240

		1,473,893
Forest Products & Paper – 0.1%

Fibria Overseas Finance Ltd. 4.00% due 1/14/2025	390,000	367,770

		367,770
Gas – 0.1%

Dominion Energy Gas Holdings LLC 4.60% due 12/15/2044	430,000	423,942

		423,942

December 31, 2018	Principal Amount	Value
Hand & Machine Tools – 0.1%

Kennametal, Inc. 4.625% due 6/15/2028	$360,000	$358,705

		358,705
Healthcare-Services – 1.0%

Acadia Healthcare Co., Inc. 5.625% due 2/15/2023	577,000	546,707
6.50% due 3/1/2024	117,000	112,905

HCA, Inc. 5.25% due 6/15/2026	483,000	479,378
5.50% due 6/15/2047	580,000	549,550
7.50% due 11/6/2033	10,000	10,500

MPH Acquisition Holdings LLC 7.125% due 6/1/2024(3)	540,000	503,550

Polaris Intermediate Corp. 8.50% due 12/1/2022, Toggle PIK (8.50% Cash or 9.25% PIK)(3)(5)	716,000	653,078

WellCare Health Plans, Inc. 5.25% due 4/1/2025	771,000	742,087

		3,597,755
Home Builders – 0.8%

Century Communities, Inc. 5.875% due 7/15/2025	599,000	527,120

PulteGroup, Inc. 7.875% due 6/15/2032	638,000	660,330

Taylor Morrison Communities, Inc. 6.625% due 5/15/2022	351,000	351,439

TRI Pointe Group, Inc. 5.25% due 6/1/2027	804,000	626,879

William Lyon Homes, Inc. 5.875% due 1/31/2025	224,000	190,400
6.00% due 9/1/2023	378,000	340,200

Williams Scotsman International, Inc. 6.875% due 8/15/2023(3)	182,000	174,720

		2,871,088
Household Products & Wares – 0.0%

Kimberly-Clark de Mexico S.A.B. de C.V. 3.80% due 4/8/2024(3)	100,000	97,736

		97,736
Insurance – 0.2%

CNO Financial Group, Inc. 5.25% due 5/30/2025	354,000	337,185

Teachers Insurance & Annuity Association of America 4.90% due 9/15/2044(3)	253,000	262,341

Willis North America, Inc. 7.00% due 9/29/2019	50,000	51,147

		650,673
Internet – 0.5%

Alibaba Group Holding Ltd. 4.20% due 12/6/2047	400,000	354,662

Netflix, Inc. 4.375% due 11/15/2026	1,397,000	1,267,777

		1,622,439

The accompanying notes are an integral part of these financial statements.	13

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2018	Principal Amount	Value
Iron & Steel – 0.2%

Cleveland-Cliffs, Inc. 5.75% due 3/1/2025	$763,000	$686,700

Vale Overseas Ltd. 6.875% due 11/10/2039	141,000	162,855

		849,555
Leisure Time – 0.2%

Carnival PLC 7.875% due 6/1/2027	525,000	654,495

		654,495
Machinery-Diversified – 0.6%

Nvent Finance Sarl 4.55% due 4/15/2028	1,587,000	1,554,883

SPX FLOW, Inc. 5.625% due 8/15/2024(3)	751,000	709,695

		2,264,578
Media – 1.7%

21st Century Fox America, Inc. 7.75% due 12/1/2045	320,000	469,824

AMC Networks, Inc. 4.75% due 8/1/2025	562,000	510,015

Cablevision Systems Corp. 5.875% due 9/15/2022	789,000	775,193

CCO Holdings LLC / CCO Holdings Capital Corp. 5.75% due 2/15/2026(3)	883,000	865,340

Comcast Corp. 3.969% due 11/1/2047	449,000	401,340

Cox Communications, Inc. 4.50% due 6/30/2043(3)	539,000	454,537
4.70% due 12/15/2042(3)	496,000	436,712
8.375% due 3/1/2039(3)	63,000	78,519

Myriad International Holdings B.V. 5.50% due 7/21/2025(3)	540,000	543,623

Time Warner Cable LLC 6.55% due 5/1/2037	71,000	72,863
7.30% due 7/1/2038	447,000	484,573

Time Warner Entertainment Co. LP 8.375% due 7/15/2033	432,000	526,660

Warner Media LLC 6.25% due 3/29/2041	434,000	468,532

		6,087,731
Metal Fabricate & Hardware – 0.0%

Grinding Media, Inc. / Moly-Cop AltaSteel Ltd. 7.375% due 12/15/2023(3)	9,000	8,708

		8,708
Mining – 0.8%

Anglo American Capital PLC 4.00% due 9/11/2027(3)	1,000,000	904,859
4.75% due 4/10/2027(3)	521,000	498,976

Barrick North America Finance LLC 7.50% due 9/15/2038	88,000	106,596

December 31, 2018	Principal Amount	Value
Mining (continued)

Corp. Nacional del Cobre de Chile 4.50% due 9/16/2025(3)	$450,000	$455,706

Freeport-McMoRan, Inc. 3.875% due 3/15/2023	571,000	528,175

Glencore Finance Canada Ltd. 5.55% due 10/25/2042(3)	429,000	386,151

		2,880,463
Miscellaneous Manufacturing – 0.4%

General Electric Co. 2.962% (LIBOR 3 Month + 0.38%) due 5/5/2026(4)	448,000	360,669
6.15% due 8/7/2037	448,000	436,998

Siemens Financieringsmaatschappij N.V. 2.35% due 10/15/2026(3)	500,000	455,533

		1,253,200
Oil & Gas – 2.6%

Apache Corp. 5.10% due 9/1/2040	217,000	196,545

Berry Petroleum Co. LLC 7.00% due 2/15/2026(3)	12,000	10,800

Carrizo Oil & Gas, Inc. 6.25% due 4/15/2023	560,000	518,000

Chesapeake Energy Corp. 7.50% due 10/1/2026	365,000	312,075

Continental Resources, Inc. 4.50% due 4/15/2023	480,000	472,405

Ecopetrol S.A. 5.875% due 5/28/2045	190,000	179,402

Eni S.p.A. 5.70% due 10/1/2040(3)	850,000	879,644

Equinor ASA 7.15% due 11/15/2025	1,500,000	1,788,656

Gazprom OAO Via Gaz Capital S.A. 4.95% due 2/6/2028(3)	200,000	190,708

Hilcorp Energy I LP / Hilcorp Finance Co. 6.25% due 11/1/2028(3)	563,000	495,440

Indigo Natural Resources LLC 6.875% due 2/15/2026(3)	188,000	161,680

Kerr-McGee Corp. 7.875% due 9/15/2031	20,000	23,951

Pertamina Persero PT 5.625% due 5/20/2043(3)	200,000	189,040

Petrobras Global Finance B.V. 4.375% due 5/20/2023	290,000	276,622
7.25% due 3/17/2044	560,000	551,886

Petroleos Mexicanos 4.50% due 1/23/2026	803,000	692,186

Precision Drilling Corp. 5.25% due 11/15/2024	385,000	319,550
7.75% due 12/15/2023	176,000	162,140

Sinopec Group Overseas Development Ltd. 4.375% due 10/17/2023(3)	200,000	204,463

14	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2018	Principal Amount	Value
Oil & Gas (continued)

SM Energy Co. 6.625% due 1/15/2027	$226,000	$200,010

Valero Energy Corp. 10.50% due 3/15/2039	486,000	742,677

WPX Energy, Inc. 5.25% due 9/15/2024	262,000	237,110

YPF S.A. 8.50% due 7/28/2025(3)	415,000	372,462

		9,177,452
Oil & Gas Services – 0.4%

Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor, Inc. 4.08% due 12/15/2047	1,184,000	975,677

Transocean Proteus Ltd. 6.25% due 12/1/2024(3)	321,600	307,932

		1,283,609
Pharmaceuticals – 0.2%

Bausch Health Cos., Inc. 5.625% due 12/1/2021(3)	310,000	305,350

Bayer Corp. 6.65% due 2/15/2028(3)	11,000	12,475

Valeant Pharmaceuticals International 9.25% due 4/1/2026(3)	304,000	304,000

		621,825
Pipelines – 0.6%

Abu Dhabi Crude Oil Pipeline LLC 4.60% due 11/2/2047(3)	200,000	195,266

Cheniere Corpus Christi Holdings LLC 5.125% due 6/30/2027	1,134,000	1,070,553

Colonial Pipeline Co. 4.25% due 4/15/2048(3)	478,000	458,318

Northern Natural Gas Co. 4.30% due 1/15/2049(3)	238,000	231,953

Peru LNG S.R.L. 5.375% due 3/22/2030(3)	200,000	193,510

		2,149,600
Real Estate – 0.3%

China Evergrande Group 8.75% due 6/28/2025	700,000	588,993

Country Garden Holdings Co. Ltd. 4.75% due 1/17/2023	200,000	177,687
4.75% due 9/28/2023	200,000	174,200

Shimao Property Holdings Ltd. 4.75% due 7/3/2022	320,000	301,031

		1,241,911
Real Estate Investment Trusts – 0.4%

EPR Properties 4.75% due 12/15/2026	37,000	36,599

MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc. 5.625% due 5/1/2024	15,000	14,850

December 31, 2018	Principal Amount	Value
Real Estate Investment Trusts (continued)

VEREIT Operating Partnership LP 4.875% due 6/1/2026	$1,265,000	$1,264,466

		1,315,915
Retail – 0.2%

Conn’s, Inc. 7.25% due 7/15/2022	180,000	173,700

L Brands, Inc. 5.25% due 2/1/2028	791,000	676,305

		850,005
Software – 0.2%

Oracle Corp. 6.125% due 7/8/2039	500,000	600,161

		600,161
Telecommunications – 0.7%

AT&T, Inc. 6.00% due 8/15/2040	193,000	194,986

CenturyLink, Inc. 6.75% due 12/1/2023	527,000	507,896

Ooredoo International Finance Ltd. 3.75% due 6/22/2026(3)	200,000	191,500

Sprint Capital Corp. 6.875% due 11/15/2028	370,000	349,650

Sprint Corp. 7.875% due 9/15/2023	676,000	693,745

T-Mobile U.S.A., Inc. 6.50% due 1/15/2026	346,000	352,920

Verizon Communications, Inc. 3.716% (LIBOR 3 Month + 1.10%) due 5/15/2025(4)	297,000	287,980

		2,578,677
Transportation – 0.2%

Burlington Northern Santa Fe LLC 5.75% due 5/1/2040	120,000	140,528

Rumo Luxembourg Sarl 7.375% due 2/9/2024(3)	400,000	416,960

		557,488
Water – 0.0%

Aquarion Co. 4.00% due 8/15/2024(3)	25,000	25,390

		25,390

Total Corporate Bonds & Notes (Cost $92,461,954)		87,825,818
Non–Agency Mortgage–Backed Securities – 5.9%

Atrium Hotel Portfolio Trust 2018-ATRM A 3.405% due 6/15/2035(3)(4)(6)	349,000	348,794

BAMLL Commercial Mortgage Securities Trust 2013-WBRK A 3.534% due 3/10/2037(3)(4)(6)	3,900,000	3,830,794

BB-UBS Trust 2012-SHOW A 3.43% due 11/5/2036(3)	860,000	860,093

The accompanying notes are an integral part of these financial statements.	15

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2018	Principal Amount	Value
Non–Agency Mortgage–Backed Securities (continued)

BX Trust 2018-GW A 3.255% due 5/15/2035(3)(4)(6)	$987,000	$984,831

Caesars Palace Las Vegas Trust 2017-VICI A 3.531% due 10/15/2034(3)	92,000	92,585
2017-VICI B 3.835% due 10/15/2034(3)	57,000	57,190

Citigroup Commercial Mortgage Trust 2016-GC36 D 2.85% due 2/10/2049(3)	1,685,000	1,321,635

Commercial Mortgage Trust 2014-CR17 A5 3.977% due 5/10/2047	1,458,000	1,500,603
2015-PC1 B 4.44% due 7/10/2050(4)(6)	100,000	100,568
2015-PC1 D 4.44% due 7/10/2050(4)(6)	33,000	29,210
2016-SAVA A 4.069% due 10/15/2034(3)(4)(6)	63,227	63,099

DBWF Mortgage Trust 2018-GLKS A 3.41% due 11/19/2035(3)(4)(6)	630,000	626,950

GS Mortgage Securities Corp. Trust 2012-BWTR A 2.954% due 11/5/2034(3)	1,273,000	1,261,560
2018-FBLU A 3.405% due 11/15/2035(3)(4)(6)	631,000	631,104
2018-RIVR A 3.405% due 7/15/2035(3)(4)(6)	438,000	436,442

JP Morgan Chase Commercial Mortgage Securities Corp. 2018-AON A 4.128% due 7/5/2031(3)	1,084,000	1,126,125
2018-LAQ A 3.455% due 6/15/2032(3)(4)(6)	1,035,000	1,029,098
2018-LAQ D 4.555% due 6/15/2032(3)(4)(6)	517,000	510,446
2018-MINN A 3.475% due 11/15/2035(3)(4)(6)	339,000	338,739
2018-WPT AFL 3.329% due 7/5/2033(3)(4)(6)	242,000	243,008
2018-WPT AFX 4.248% due 7/5/2033(3)	676,000	702,498
2018-WPT BFL 3.979% due 7/5/2033(3)(4)(6)	724,000	727,007
2018-WPT BFX 4.549% due 7/5/2033(3)	218,000	226,631
2018-WPT CFX 4.95% due 7/5/2033(3)	290,000	301,311

JPMBB Commercial Mortgage Securities Trust 2015-C30 C 4.278% due 7/15/2048(4)(6)	13,000	12,478

December 31, 2018	Principal Amount		Value
Non–Agency Mortgage–Backed Securities (continued)

Morgan Stanley Capital Barclays Bank Trust 2016-MART C 2.817% due 9/13/2031(3)		$100,000	$97,912
2016-MART XCP 0.406% due 9/13/2031(3)(4)(6)(7)		5,633,000	56

The Bancorp Commercial Mortgage Trust 2018-CR3 A 3.305% due 1/15/2033(3)(4)(6)		18,418	18,351

Wells Fargo Commercial Mortgage Trust 2015-C28 D 4.128% due 5/15/2048(4)(6)		1,500,000	1,296,907

WFLD Mortgage Trust 2014-MONT A 3.755% due 8/10/2031(3)(4)(6)		2,000,000	2,022,087

Total Non–Agency Mortgage–Backed Securities (Cost $20,745,696)			20,798,112
Foreign Government – 2.4%

Angolan Government International Bond 9.50% due 11/12/2025(3)	USD	200,000	209,988

Argentine Republic Government International Bond 4.625% due 1/11/2023	USD	194,000	153,260
5.625% due 1/26/2022	USD	2,292,000	1,933,875
6.875% due 4/22/2021	USD	2,000,000	1,807,020
8.28% due 12/31/2033	USD	501,930	391,505

Bahamas Government International Bond 6.00% due 11/21/2028(3)	USD	400,000	406,000

Bermuda Government International Bond 3.717% due 1/25/2027(3)	USD	400,000	380,468

Egypt Government International Bond 6.125% due 1/31/2022(3)	USD	200,000	196,216
7.903% due 2/21/2048(3)	USD	200,000	172,056

Mexico Government International Bond 3.75% due 1/11/2028	USD	395,000	369,724
4.00% due 10/2/2023	USD	560,000	557,390

Nigeria Government International Bond 7.143% due 2/23/2030(3)	USD	200,000	176,620

Provincia de Buenos Aires Argentina 6.50% due 2/15/2023(3)	USD	15,000	12,075

Provincia de Mendoza Argentina 8.375% due 5/19/2024(3)	USD	300,000	243,000

16	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2018	Principal Amount		Value
Foreign Government (continued)

Qatar Government International Bond 3.25% due 6/2/2026(3)	USD	555,000	$535,966
5.103% due 4/23/2048(3)	USD	210,000	220,552

Romanian Government International Bond 6.125% due 1/22/2044(3)	USD	8,000	8,865

Turkey Government International Bond 5.625% due 3/30/2021	USD	745,000	744,945
5.75% due 3/22/2024	USD	200,000	193,258

Total Foreign Government (Cost $9,331,251)			8,712,783
U.S. Government Securities – 30.9%

U.S. Treasury Bill 2.37% due 3/14/2019(1)		$50,730,000	50,491,504

U.S. Treasury Bond 2.75% due 11/15/2042		11,504,000	10,999,352
3.00% due 8/15/2048		17,368,000	17,285,909

U.S. Treasury Note 2.875% due 10/31/2023		4,754,000	4,833,110
3.125% due 11/15/2028		5,201,000	5,394,818

U.S. Treasury Note Inflation Protected Security 0.50% due 1/15/2028		4,203,156	4,011,168
0.625% due 4/15/2023		17,021,462	16,738,657

Total U.S. Government Securities (Cost $108,106,838)			109,754,518
Short–Term Investment – 2.8%

Repurchase Agreements – 2.8%

Fixed Income Clearing Corp., 0.50%, dated 12/31/2018, proceeds at maturity value of $9,811,273, due 1/2/2019(8)		9,811,000	9,811,000

Total Repurchase Agreements (Cost $9,811,000)			9,811,000

Total Investments(9) – 134.7% (Cost $481,449,919)			478,411,953

Liabilities in excess of other assets(10) – (34.7)%			(123,342,389)

Total Net Assets – 100.0%			$355,069,564
(1)	Interest rate shown reflects the discount rate at time of purchase.
(2)	TBA — To be announced.
(3)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, normally to certain qualified buyers. At December 31, 2018, the aggregate market value of these securities amounted to $105,150,976, representing 29.6% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(4)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at December 31, 2018.
(5)

Payment–in–kind security, for which interest payments may be made in additional principal ranging from 0% to 100% of the full stated interest rate. As of December 31, 2018, interest payments had been made in cash.

(6)	Variable coupon rate based on weighted average interest rate of underlying mortgages.
(7)	Interest only security.
(8)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	2.875%	7/31/2025	$9,755,000	$10,009,625

(9)	A portion of the securities in the Fund is segregated to cover to be announced securities (TBA).

The accompanying notes are an integral part of these financial statements.	17

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

(10)	Liabilities in excess of other assets include net unrealized appreciation on futures contracts as follows:

Open futures contracts at December 31, 2018:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. 2-Year Treasury Note	March 2019	75	Long	$15,885,335	$15,923,437	$38,102
U.S. 5-Year Treasury Note	March 2019	203	Long	22,937,609	23,281,563	343,954
U.S. Long Bond	March 2019	257	Long	35,859,973	37,522,000	1,662,027
Total				$74,682,917	$76,727,000	$2,044,083

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
U.S. Ultra 10-Year Treasury Note	March 2019	98	Short	$(12,351,605)	$(12,747,656)	$(396,051)
U.S. Ultra Long Bond	March 2019	153	Short	(23,322,355)	(24,580,406)	(1,258,051)
Total				$(35,673,960)	$(37,328,062)	$(1,654,102)

Legend:

CLO — Collateralized Loan Obligation

LIBOR — London Interbank Offered Rate

PIK — Payment–In–Kind

USD — United States Dollar

The following is a summary of the inputs used as of December 31, 2018 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Agency Mortgage–Backed Securities	$—	$140,960,721	$—	$140,960,721
Asset–Backed Securities	—	100,549,001	—	100,549,001
Corporate Bonds & Notes	—	87,825,818	—	87,825,818
Non–Agency Mortgage–Backed Securities	—	20,798,112	—	20,798,112
Foreign Government	—	8,712,783	—	8,712,783
U.S. Government Securities	—	109,754,518	—	109,754,518
Repurchase Agreements	—	9,811,000	—	9,811,000
Total	$—	$478,411,953	$—	$478,411,953
Other Financial Instruments
Futures Contracts
Assets	$2,044,083	$—	$—	$2,044,083
Liabilities	(1,654,102)	—	—	(1,654,102)
Total	$389,981	$—	$—	$389,981

18	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

Statement of Assets and Liabilities As of December 31, 2018
Assets

Investments, at value	$478,411,953

Cash	47,939

Interest receivable	2,039,757

Receivable for variation margin on futures contracts	330,606

Receivable for investments sold	202,578

Reimbursement receivable from adviser	24,120

Prepaid expenses	24,863

Total Assets	481,081,816

Liabilities

Payable for investments purchased	125,642,932

Investment advisory fees payable	133,265

Payable for fund shares redeemed	86,482

Distribution fees payable	75,328

Accrued audit fees	17,250

Accrued custodian and accounting fees	16,711

Accrued trustees’ and officers’ fees	4,956

Accrued expenses and other liabilities	35,328

Total Liabilities	126,012,252

Total Net Assets	$355,069,564

Net Assets Consist of:

Paid-in capital	$354,712,955

Distributable earnings	356,609

Total Net Assets	$355,069,564

Investments, at Cost	$481,449,919

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	35,701,464

Net Asset Value Per Share	$9.95

Statement of Operations For the Year Ended December 31, 2018
Investment Income

Interest	$9,309,309

Total Investment Income	9,309,309

Expenses

Investment advisory fees	1,211,961

Distribution fees	687,195

Trustees’ and officers’ fees	158,935

Custodian and accounting fees	104,110

Professional fees	95,045

Administrative fees	44,630

Shareholder reports	28,241

Transfer agent fees	19,528

Other expenses	36,861

Total Expenses	2,386,506

Less: Fees waived	(213,714)

Total Expenses, Net	2,172,792

Net Investment Income/(Loss)	7,136,517

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Futures Contracts

Net realized gain/(loss) from investments	(4,618,359)

Net realized gain/(loss) from futures contracts	84,263

Net change in unrealized appreciation/(depreciation) on investments	(3,123,547)

Net change in unrealized appreciation/(depreciation) on futures contracts	389,981

Net Loss on Investments and Futures Contracts	(7,267,662)

Net Decrease in Net Assets Resulting From Operations	$(131,145)

The accompanying notes are an integral part of these financial statements.	19

FINANCIAL INFORMATION — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/18	For the Year Ended 12/31/17

Operations

Net investment income/(loss)	$7,136,517	$ 502,977

Net realized gain/(loss) from investments and futures contracts	(4,534,096)	93,000

Net change in unrealized appreciation/(depreciation) on investments and futures contracts	(2,733,566)	466,851

Net Increase/(Decrease) in Net Assets Resulting from Operations	(131,145)	1,062,828

Capital Share Transactions

Proceeds from sales of shares	381,440,464	7,568,880

Cost of shares redeemed	(49,335,564)	(10,423,482)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	332,104,900	(2,854,602)

Net Increase/(Decrease) in Net Assets	331,973,755	(1,791,774)

Net Assets

Beginning of year	23,095,809	24,887,583

End of year	$355,069,564	$23,095,809

Other Information:

Shares

Sold	38,416,835	771,669

Redeemed	(5,007,402)	(1,037,312)

Net Increase/(Decrease)	33,409,433	(265,643)

20	The accompanying notes are an integral part of these financial statements.

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21

FINANCIAL INFORMATION — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/18	$10.08	$0.26	$(0.39)	$(0.13)	$9.95	(1.29)%

Year Ended 12/31/17	9.73	0.17	0.18	0.35	10.08	3.60%

Period Ended 12/31/16(4)	10.00	0.04	(0.31)	(0.27)	9.73	(2.70)	%(5)

22	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income to Average Net Assets(3)		Gross Ratio of Net Investment Income/(Loss) to Average Net Assets		Portfolio Turnover Rate

$355,070	0.79%		0.87%		2.60%		2.52%		543%

23,096	0.81%		1.77%		1.69%		0.73%		409%

24,888	0.81%	(5)	2.54%	(5)	1.18%	(5)	(0.55)%	(5)	107%	(5)

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.‘s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

(4)	Commenced operations on September 1, 2016.

(5)

Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2016, certain non-recurring fees (i.e., audit fees) are not annualized.

The accompanying notes are an integral part of these financial statements.	23

NOTES TO FINANCIAL STATEMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2018

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has sixteen series. Guardian Core Plus Fixed Income VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks income and capital appreciation to produce a high total return.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The valuations of debt securities for which quoted bid prices are readily available are valued at the bid price by independent pricing services (each, a “Service”). Debt securities for which quoted bid prices are not readily available are valued by a Service at the evaluated bid price provided by the Service or the bid price provided by an independent broker-dealer or at a calculated price based on the spread to an appropriate benchmark provided by such broker-dealer. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable or for which a Service or independent broker-dealer does not provide a valuation are valued at their fair values as determined in accordance with policies and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with policies and procedures adopted by the Board of Trustees. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

24

NOTES TO FINANCIAL STATEMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the year ended December 31, 2018, there were no transfers among any levels.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2018 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2018, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or

25

NOTES TO FINANCIAL STATEMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

c. Futures Contracts The Fund may enter into financial futures contracts. In entering into such contracts, the Fund is required to deposit with the counterparty, either in cash or securities, an amount equal to a certain percentage of the face value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

d. Credit Derivatives The Fund may enter into credit derivatives, including credit default swaps on individual obligations or credit indices. The Fund may use these investments (i) as alternatives to direct long or short investment in a particular security or securities, (ii) to adjust the Fund’s asset allocation or risk exposure, or (iii) for hedging purposes. The use by the Fund of credit default swaps may have the effect of creating a short position in a security. Credit derivatives can create investment leverage and may create additional investment risks that may subject the Fund to greater volatility than investments in more traditional securities, as described in the Statement of Additional Information.

The Fund may enter into credit default swap agreements either as a buyer or seller. The Fund may buy protection under a credit default swap to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. The Fund may sell protection under a credit default swap in an attempt to gain exposure to an underlying issuer’s credit quality characteristics without investing directly in that issuer.

For swaps entered with an individual counterparty, the Fund bears the risk of loss of the uncollateralized amount expected to be received under a credit default swap agreement in the event of the default or bankruptcy of the counterparty. Credit default swap agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement. The Fund may also enter into cleared swaps.

In entering into swap contracts, the Fund is required to deposit with the broker (or for the benefit of the broker), either in cash or securities, an amount equal to a percentage of the notional value of the contract.

Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the swap contracts and may realize a loss.

The Fund enters into credit default swaps primarily for asset allocation and risk exposure management. There were no credit default swaps held as of December 31, 2018.

e. Options Transactions The Fund can write (sell) put and call options on securities and indexes to earn premiums, for hedging purposes, for risk management purposes or otherwise as part of its investment strategies. In writing options, the Fund is required to deposit with the broker or counterparty, either in cash or securities, an amount equal to a percentage of the face value of the options. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the written option. These liabilities, if any, are reflected as written options, at value, in the Fund’s Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from its current market value. There were no options transactions as of December 31, 2018.

f. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

26

NOTES TO FINANCIAL STATEMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

g. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.45% of the first $300 million, and 0.40% in excess of $300 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2019 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 0.79% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). Prior to April 9, 2018, the expense limitation was 0.81%. The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, may be terminated only upon approval of the Board of Trustees, and is subject to Park Avenue’s recoupment rights. For the year ended December 31, 2018, Park Avenue waived fees and/or paid Fund expenses in the amount of $213,714.

Park Avenue may be entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation after April 9, 2018 will not be subject to Park Avenue’s recoupment rights. The amount available for potential future recoupment by Park Avenue from the Fund under the Expense Limitation Agreement and the expiration schedule at December 31, 2018 are as follows:

	Potential Recoupment Amounts Expiring
Total Potential Recoupment Amounts	2021	2020	2019
$515,884	$86,166	$284,497	$145,221

Park Avenue has entered into a Sub-Advisory Agreement with Lord, Abbett & Co. LLC (“Lord Abbett”). Lord Abbett is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2018, the Fund paid distribution fees in the amount of $687,195 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In

27

NOTES TO FINANCIAL STATEMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments and U.S. government agency obligations purchased and the proceeds from U.S. government agency obligations and other investments sold (excluding short-term investments and to be announced (TBA) securities) for the year ended December 31, 2018, were as follows:

	Other Investments	U.S. Government and Agency Obligations
Purchases	$315,000,030	$1,100,418,768
Sales	125,324,490	1,019,626,897

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

e. Securities Purchased on a When-Issued or Delayed-Delivery Basis The Fund may purchase securities on a when-issued or delayed-delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than at the trade date purchase price. Although the Fund will generally enter into these transactions with the intention of taking delivery of the securities, it may sell the securities before the settlement date. Assets will be segregated when a fund agrees to purchase on a when-issued or delayed-delivery basis. These transactions may create investment leverage.

f. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended (except pursuant to an applicable exemption). The values of these securities may be highly volatile. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted and illiquid securities are valued according to the policies and procedures adopted by the Trust’s Board of Trustees and are noted, if any, in the Fund’s Schedule of Investments. As of December 31, 2018, the Fund did not hold any restricted or illiquid securities.

g. Below Investment Grade Securities The Fund may invest in below investment grade securities (i.e. lower-quality, “junk” debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

28

NOTES TO FINANCIAL STATEMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

h. Mortgage- and Asset-Backed Securities The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The values of mortgage- and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market’s perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as “Ginnie Mae”), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as “Fannie Mae” and “Freddie Mac”), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

i. Treasury Inflation Protected Securities Treasury inflation protected securities (“TIPS”) are debt securities issued by the U.S. Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical U.S. Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

j. Disclosures About Derivative Instruments and Hedging Activities The Fund entered into U.S. Treasury futures contracts for the year ended December 31, 2018 to economically hedge against changes in interest rates. The Fund bears the risk of interest rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

As of December 31, 2018, the Fund had the following derivatives at fair value, grouped into appropriate risk categories that illustrate the Fund’s use of derivative instruments:

Interest Rate Contracts

Asset Derivatives
Futures Contracts[1]	$2,044,083

Liability Derivatives
Futures Contracts[1]	$(1,654,102)

[1]

Statements of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Transactions in derivative investments for the year ended December 31, 2018 were as follows:

Interest Rate Contracts

Net Realized Gain (Loss)
Futures Contracts[1]	$84,263

Net Change in Unrealized Appreciation/Depreciation
Futures Contracts[2]	$389,981

Average Number of Notional Amounts
Futures Contracts[3]	316

[1]	Statement of Operations location: Net realized gain/(loss) from futures contracts.
[2]	Statements of Operations location: Net change in unrealized appreciation/(depreciation) on futures contracts.
[3]	Amount represents number of contracts.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a $10 million committed revolving credit facility from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the higher of the daily one-month LIBOR rate and the Federal Funds rate plus 1.25% at the time of borrowing. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until December 10, 2019. The Fund did not utilize the credit facility during the year ended December 31, 2018.

29

NOTES TO FINANCIAL STATEMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Recent Accounting Pronouncement

On August 17, 2018, the U.S. Securities and Exchange Commission (“SEC”) voted to adopt amendments to certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other SEC disclosure requirements, GAAP, or changes in the information environment. The SEC will also be referring certain SEC disclosure requirements that overlap with, but require information incremental to, GAAP to the FASB for potential incorporation into GAAP. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. As such, the financial statements herein have been updated to conform with these new requirements, which had no effect on the Fund’s net assets or results of operations.

30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of Guardian Core Plus Fixed Income VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Core Plus Fixed Income VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

February 19, 2019

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

31

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of Investment Advisory and Sub-advisory Agreements

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that a fund’s board of trustees annually review and consider the continuation of the fund’s investment advisory and sub-advisory agreements. The continuation of any such agreement must be approved by a vote of a majority of the trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of a party to the agreement at an in-person meeting of the board called for the purpose of voting on such approval.

At a meeting of the Board of Trustees (the “Board”) of Guardian Variable Products Trust (the “Trust”) held on March 27-28, 2018, the Board considered and unanimously voted to approve the continuation of the investment management agreement (the “Management Agreement”) between Park Avenue Institutional Advisers LLC (the “Manager”) and the Trust, on behalf of the following 11 series, Guardian Core Plus Fixed Income VIP Fund, Guardian Diversified Research VIP Fund, Guardian Growth & Income VIP Fund, Guardian Integrated Research VIP Fund, Guardian International Growth VIP Fund, Guardian International Value VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Large Cap Disciplined Value VIP Fund, Guardian Large Cap Fundamental Growth VIP Fund, Guardian Mid Cap Relative Value VIP Fund and Guardian Mid Cap Traditional Growth VIP Fund (the “Funds”). The Board also considered and unanimously voted to approve the continuation of the sub-advisory agreements (the “Sub-advisory Agreements,” collectively with the Management Agreement, the “Agreements”) between the Manager and the following investment advisory firms serving as sub-advisers to the Funds, ClearBridge Investments LLC, Wellington Management Company LLP, Massachusetts Financial Services Company, Putnam Investment Management, LLC, Boston Partners Global Investors, Inc., AllianceBernstein L.P., Janus Capital Management LLC, Wells Capital Management Incorporated, J.P. Morgan Investment Management Inc., Lazard Asset Management LLC, and Lord, Abbett & Co. LLC (the “Sub-advisers”). The continuation of the Agreements for a one-year period was unanimously approved by the Trustees who are not parties to the Agreements or “interested persons” (as defined in the 1940 Act) of a party to the Agreements (the “Independent Trustees”).

The Board is responsible for overseeing the management of each Fund. In determining whether to approve the continuation of the Agreements, the Trustees evaluated information and factors that they considered to be relevant and appropriate through the exercise of their own business judgment. The Trustees considered certain information and factors in light of advice furnished to them by legal counsel to the Trust and, in the case of the Independent Trustees, their independent legal counsel.

In advance of the meeting held on March 27-28, 2018, the Trustees received materials and information designed to assist their consideration of the Agreements, including written responses from the Manager and each Sub-adviser to a series of questions and requests for information covering a wide variety of topics provided by independent legal counsel on behalf of the Independent Trustees. Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, was retained to provide the Trustees with reports on how each Fund’s contractual management fees, actual management fees, overall expense ratios and investment performance compared to those of “peer funds” selected by Broadridge that are offered as investment options underlying variable contracts. The Trustees also received materials and information regarding the legal standards applicable to their consideration of the Agreements and the process and criteria used by the Manager to oversee the Sub-advisers. During the course of their deliberations, the Independent Trustees met to discuss and evaluate the Agreements in executive session with their independent legal counsel, outside of the presence of the Trustees who are not Independent Trustees and representatives from Fund management, the Manager or any Sub-adviser.

In reaching its decisions to approve the continuation of the Agreements, the Board took into account the materials and information described above as well as other materials and information provided to the Board and discussed with and among the Trustees, including information regarding the Funds furnished to the Board by the Manager throughout the year. Individual Trustees may have given different weight to different factors and information with respect to each Agreement, and the Trustees did not identify any single factor or information that, in isolation, would be controlling in deciding to approve the continuation of the Agreements.

The discussion below is intended to summarize the broad factors that figured prominently in the Board’s decisions to approve the continuation of the Agreements rather than to be all-inclusive. These broad factors included: (i) the nature, extent and quality of the services provided to the Funds by the Manager and the Sub-advisers; (ii) the investment performance of the

32

SUPPLEMENTAL INFORMATION (UNAUDITED)

Funds; (iii) the fees charged and estimated profitability; (iv) the extent to which economies of scale may exist for a Fund, and the extent to which a Fund may benefit from economies of scale; and (v) any other benefits derived by the Manager or the Sub-advisers (or their respective affiliates) from their relationships with the Funds. In addition to considering the above-referenced factors, the Board observed that there are a range of investment options available to variable contract owners who may invest in the Funds, and that these contract owners, having had the opportunity to consider other investment options, may choose to invest or remain invested in the Funds.

Nature, Extent and Quality of Services

The Trustees considered information regarding the nature, extent and quality of services provided to the Funds by the Manager. The Trustees also considered the range of investment advisory services and non-investment advisory services provided by the Manager, notably coordinating the preparation and filing of various regulatory documents, coordinating the preparation and assembly of Board meeting materials and assisting the Board with certain valuation matters.

The Trustees considered the operation of the Funds in a “manager-of-managers” structure and the responsibilities that the Manager has under this structure, including monitoring and evaluating the performance of the Sub-advisers, monitoring the Sub-advisers for adherence to the stated investment objectives, strategies, policies and restrictions of the Funds and supervising the Sub-advisers with respect to the services that the Sub-advisers provide under the Sub-advisory Agreements. The Trustees also considered the process used by the Manager, consistent with this structure, to identify and recommend sub-advisers, and its ability to monitor and oversee sub-advisers and recommend replacement sub-advisers, when necessary, and provide other services under the Management Agreement. The Trustees reviewed information regarding the experience and background of the Manager’s key personnel and the Manager’s organizational structure and resources, including investment, legal and administrative capabilities of the Manager. In this regard, the Trustees recognized that the Funds benefit from the Manager’s use of similar resources and capabilities of its affiliates in providing services to the Funds.

The Trustees considered information regarding the nature, extent and quality of services provided to the Funds by the Sub-advisers. The Trustees also considered, among other things, the range of investment advisory services provided by the Sub-advisers under the oversight of the Manager. In evaluating these investment advisory services, the Trustees considered, among other things, the Sub-advisers’ investment philosophies, styles and/or processes and approach to managing risk. The Trustees received and evaluated information regarding the background, education, expertise and/or experience of the investment professionals that serve as portfolio managers for the Funds and the capabilities, resources and reputations of the Sub-advisers.

Based upon these considerations, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Funds by the Manager and each Sub-adviser.

Investment Performance

The Board considered the investment performance of each Fund. Among other reports, the Board reviewed the performance of the Funds for the one-year and since inception periods compared to a universe of peer funds selected by Broadridge. The Board noted that the Funds had performance records of less than two years and that the Board had reviewed longer performance records of the funds or accounts managed by the Sub-advisers with similar strategies as the applicable Fund, when available, when the Board initially approved the Agreements in 2016. The Broadridge report placed the Funds in the following quintiles of the relevant peer universe for the one-year and since inception periods, respectively: Guardian Core Plus Fixed Income VIP Fund (3rd, 3rd), Guardian Diversified Research VIP Fund (2nd, 2nd), Guardian Growth & Income VIP Fund (1st, 1st), Guardian Integrated Research VIP Fund (4th, 5th), Guardian International Growth VIP Fund (3rd, 2nd), Guardian International Value VIP Fund (3rd, 5th), Guardian Large Cap Disciplined Growth VIP Fund (3rd, 4th), Guardian Large Cap Disciplined Value VIP Fund (1st, 1st), Guardian Large Cap Fundamental Growth VIP Fund (5th, 4th), Guardian Mid Cap Relative Value VIP Fund (4th, 3rd) and Guardian Mid Cap Traditional Growth VIP Fund (2nd, 2nd).

The Board considered the investment reports provided by the Manager since commencement of operations of the Funds during quarterly Board meetings. The Board also considered the Manager’s analysis of Sub-adviser performance and the steps taken by the Manager and the Sub-advisers to seek to improve performance and the results of those steps.

In light of the considerations noted above, the Board concluded that it had continued confidence in the Manager’s and the Sub-advisers’ overall capabilities to manage the Funds.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Costs and Profitability

The Trustees considered the management fees paid by the Funds to the Manager under the Management Agreement and evaluated the reasonableness of these fees. The Trustees received and reviewed information with respect to the management fees, including the portion of the management fees paid to each Sub-adviser, and the management fees paid by other funds offered as investment options underlying variable contracts within the applicable peer group selected by Broadridge. The Broadridge report placed the Funds in the following quintiles of the relevant expense peer group for the contractual management fees and actual management fees, respectively: Guardian Core Plus Fixed Income VIP Fund (1st, 3rd), Guardian Diversified Research VIP Fund (2nd, 3rd), Guardian Growth & Income VIP Fund (1st, 1st), Guardian Integrated Research VIP Fund (1st, 2nd), Guardian International Growth VIP Fund (1st, 2nd), Guardian International Value VIP Fund (3rd, 2nd), Guardian Large Cap Disciplined Growth VIP Fund (1st, 1st), Guardian Large Cap Disciplined Value VIP Fund (1st, 1st), Guardian Large Cap Fundamental Growth VIP Fund (1st, 1st), Guardian Mid Cap Relative Value VIP Fund (1st, 1st) and Guardian Mid Cap Traditional Growth VIP Fund (3rd, 4th).

The Trustees considered the sub-advisory fees paid under the Sub-advisory Agreements and evaluated the reasonableness of those fees. The Trustees also considered that the fees paid to the Sub-advisers are paid by the Manager and not the Funds and that the Manager had negotiated the fees with the Sub-advisers at arm’s-length. In addition, the Trustees considered the portion of the management fees paid to each Sub-adviser as compared to the portion retained by the Manager.

The Trustees received and reviewed information in the Broadridge report comparing each Fund’s operating expense ratio to the actual operating expense ratios of a peer group of funds selected by Broadridge. The Trustees considered the Manager’s commitment to limit each Fund’s operating expenses through an expense limitation agreement with the Trust. The Broadridge report placed the Funds in the following quintiles of the relevant expense peer group for the operating expense ratio: Guardian Core Plus Fixed Income VIP Fund (2nd), Guardian Diversified Research VIP Fund (2nd), Guardian Growth & Income VIP Fund (2nd), Guardian Integrated Research VIP Fund (1st), Guardian International Growth VIP Fund (3rd), Guardian International Value VIP Fund (1st), Guardian Large Cap Disciplined Growth VIP Fund (1st), Guardian Large Cap

Disciplined Value VIP Fund (2nd), Guardian Large Cap Fundamental Growth VIP Fund (1st), Guardian Mid Cap Relative Value VIP Fund (1st) and Guardian Mid Cap Traditional Growth VIP Fund (3rd).

Although the Board recognized that the comparisons between the management fees and anticipated operating expenses of the Funds and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Trustees found that the comparative information supported their consideration and approval of the management fees and evaluation of operating expenses.

The Trustees reviewed information regarding the Manager’s costs of sponsoring the Funds and estimated profitability of the Funds to the Manager. The Trustees noted that the information contained estimates, such as allocations of expenses. Although the Trustees did not receive specific cost and profitability information from certain Sub-advisers, the Trustees primarily considered the cost and profitability information relating to the Manager because the Manager is responsible for payment of the sub-advisory fees and negotiated the fees with the Sub-advisers at arm’s-length.

Based on the consideration of the information and factors summarized above, as well as other information and factors deemed relevant by the Trustees, the Trustees concluded that the management and sub-advisory fees were reasonable in light of the nature, extent and quality of services rendered to the Funds by the Manager and the Sub-advisers. The Trustees also concluded that the estimated profitability of the Funds to the Manager was acceptable.

Economies of Scale

The Trustees considered the extent to which economies of scale may be shared as assets grow based on current asset levels of the Funds, anticipated asset levels over the next year, the current management and sub-advisory fee rates, the expense limitation arrangements, and any management and sub-advisory fee breakpoints, which reduce fee rates as assets increase. Based on those factors, the Board concluded that it was satisfied with the extent to which any economies of scale would be shared for the benefit of Fund shareholders. The Board noted that it would continue to monitor future growth in each Fund’s assets and whether additional steps are required to share appropriately any economies of scale with Fund shareholders.

34

SUPPLEMENTAL INFORMATION (UNAUDITED)

Ancillary Benefits

The Trustees considered the benefits, other than management fees, that the Manager and/or its affiliates receive because of the Manager’s relationship with the Funds. The Trustees acknowledged that the Funds serve as investment options under variable contracts issued by an affiliate of the Manager that receives fees under those contracts and that Park Avenue Securities LLC, an affiliate of the Manager and principal underwriter of the Funds, and an insurance company affiliated with the Manager receive fees from the Funds under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act. The Trustees considered that the Manager and its affiliates may benefit from (i) greater efficiencies in annuity administration and operations and potential cost savings due to a reduction in the number of unaffiliated funds available as annuity contract investment options, and (ii) increased dividends-received deductions due to the Funds’ status under the tax laws as disregarded entities. In addition, the

Trustees considered the potential benefits, other than sub-advisory fees, that the Sub-advisers and their affiliates receive because of their relationships with the Funds, including the potential increased ability to use soft dollars consistent with Trust policies and other benefits from increases in assets under management. The Trustees concluded that benefits that accrue to the Manager and its affiliates are reasonable and the benefits that accrue to the Sub-advisers and their affiliates are consistent with those expected for a sub-adviser to a mutual fund such as the applicable Fund.

Conclusion

Based on a comprehensive consideration and evaluation of all of the information and factors summarized above, among others, the Board voting as a whole, including the Independent Trustees voting separately, unanimously approved the continuation of the Agreements.

35

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris† (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuity Distributors (2013–2015); Director/Trustee, Advanced Series Trust, Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	16	None.

Theda R. Haber† (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (since 2015); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry) (since 2012); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006-2009); Managing Director, Barclays Global Investors (1998–2006).	16	None.

Marshall Lux† (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	16	None.

Lisa K. Polsky† (born 1956)	Trustee	Senior Risk Advisor, AQR (investment management) (since 2016); Senior Risk Advisor, Ultra Capital (venture capital) (since 2016); Board Member and Chair of Risk Committee, DeutscheBank IHC (financial services) (since May 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	16	None.

John Walters† (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (since 2015); Board Member, Stadion Money Management LLC (investment adviser) (since 2011); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	16	None.

36

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustee
Interested Trustees

Gordon Dinsmore** (born 1952)	Trustee	Senior Vice President, Head of Product and President of Berkshire, The Guardian Life Insurance Company of America.	16	None.

Marc Costantini** (born 1969)	Chairman and Trustee	Executive Vice President, Group and Worksite Markets, The Guardian Life Insurance Company of America (since 2017); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America (2014–2017); Executive Vice President, Manulife Financial prior thereto (various positions from 1990–2014).	16	None.

*

Each Trustee except for Mr. Dinsmore began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Mr. Dinsmore has served as a Trustee since November 2017. The business address of each Trustee is 7 Hanover Square, New York, New York 10004.

**

Each of Gordon Dinsmore and Marc Costantini is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

***	As of the date of this report, the Trust currently consists of 16 separate Funds.
†	Member of the Audit Committee of the Trust.

The following table provides information about the Officers of the Trust.

Name and Year of Birth	Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years

Gordon Dinsmore (born 1952)	President and Principal Executive Officer (Since November 2017)	Senior Vice President, Head of Product and President of Berkshire, The Guardian Life Insurance Company of America.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Vice President, Chief Financial Officer, Equity Profit Center, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Senior Vice President, Corporate Secretary, The Guardian Life Insurance Company of America (since 2015); Senior Vice President, Deputy General Counsel, Corporate Secretary, Voya Financial, Inc. (2013–2014); Managing Director, Senior Counsel, Corporate Secretary, BlackRock, Inc. prior thereto.

Richard T. Potter (born 1954)	Senior Vice President and Chief Legal Officer	Vice President and Equity Counsel, The Guardian Life Insurance Company of America.

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Executive Director, Chief Compliance Officer, Morgan Stanley (2015–2017); Vice President, Morgan Stanley (2013–2015); Vice President, Corporate Audit Group–Compliance, Morgan Stanley prior thereto.

James R. Anderson (born 1963)	Anti-Money Laundering Officer (Since November 2017)	Second Vice President, Agency and Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America.

Kathleen M. Moynihan (born 1966)	Senior Counsel	Senior Counsel, The Guardian Life Insurance Company of America.

Maria Nydia Morrison (born 1958)	Fund Controller	Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2015); Chief Financial Officer/Assistant Operating Officer, St. Francis De Assisi Montessori School (Plaridel, Bulacan), Inc. (Philippines) (2013–2015); Vice President, Bank of New York Mellon prior thereto.

37

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years

Sonya L. Crosswell (born 1977)	Assistant Secretary	Assistant Vice President, Assistant Corporate Secretary and Secretary Pro Tem, The Guardian Life Insurance Company of America (since 2014); Vice President, Secretary and Assistant General Counsel, Carver Federal Savings Bank prior thereto.

*

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 7 Hanover Square, New York, New York 10004.

38

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-Q or Form N-PORT (for filings beginning in April 2019 relating to March 31, 2019 data). The Fund’s Form N-Q or Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-Q or Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/
Prospectuses.

Beginning in April 2019, the Fund will cease to disclose its holdings on Form N-Q and will file Form N-PORT with the Securities and Exchange Commission on a monthly basis, with the information contained on Form N-PORT for the last month of the Fund’s fiscal quarter being made public by the Securities and Exchange Commission 60 days after the end of the Fund’s fiscal quarter.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/
Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

39

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10004-4025

PUB8167

Item 2. Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics, as defined in this Item 2, that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments or waivers granted with respect to the Code of Ethics during the fiscal year ended December 31, 2018.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Lisa Polsky is an audit committee financial expert serving on its audit committee. This individual is “independent,” as defined by this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)-(d)

Fees for services rendered to the registrant by its principal accountant.

Fiscal Year Ended	Audit Fees*	Audit- Related Fees	Tax Fees	All Other Fees
December 31, 2018	$341,500	$—	$—	$—
December 31, 2017	$338,500	$—	$—	$—

*	Fees are exclusive of out-of-pocket expenses.

(e)(1) The registrant’s Audit Committee is required to approve at least annually all audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. In addition, pursuant to the registrant’s Audit Committee Pre-Approval Procedures, the chair of the Audit Committee, or one or more designated members of the Audit Committee, is authorized to pre-approve a proposed non-audit service, or a proposed material change in the nature or cost of any previously approved non-audit service, between meetings of the Audit Committee. Any such action shall be presented for ratification by the Audit Committee not later than its next regularly scheduled meeting.

(e)(2) With respect to the services described in (b) - (d) of this item relating to the Audit-Related Fees, Tax Fees and All Other Fees disclosed above, 0% were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable to the registrant.

Item 6. Investments.

(a) The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b) None.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c) (2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Guardian Variable Products Trust

By (Signature and Title)*	/s/ Gordon Dinsmore
Gordon Dinsmore, President
(Principal Executive Officer)

Date: March 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gordon Dinsmore
Gordon Dinsmore, President
(Principal Executive Officer)

Date: March 6, 2019

By (Signature and Title)*	/s/ John H Walter
John H Walter, Treasurer
(Principal Financial and Accounting Officer)

Date: March 6, 2019